UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2018

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2018

Contents

Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	19.07%	18.81%	13.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,751	Air Transportation Portfolio
$25,307	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund gained 19.07%, trailing the combined 21.79% return of the S&P® Custom Air Transportation Index for the first month of the period and the Nasdaq® North America Air Transportation Total Return Index for the remaining 11 months. However, the fund topped the S&P 500® index. Versus the Nasdaq linked index, underweighting the strong-performing aerospace & defense segment – especially major index constituent Boeing, by far the fund’s biggest relative detractor – hurt performance. Stock selection within this segment also hurt, as did overweighting air freight & logistics, non-index exposure to railroads and a cash position of 3%, on average. United Parcel Service, where we had an overweighting, also worked against our relative result, along with avoiding aircraft replacement parts maker Heico and not owning Canada-based aircraft manufacturer Bombardier for most of the period. Conversely, relative performance benefited most from stock selection and an underweighting in the lagging airlines group. Our top individual relative contributor was weak-performing United Continental Holdings, parent company of United Airlines. We didn’t own this stock at all early in the period, but I established an underweighted position later on. Our position in Air Canada shares surged roughly 105%, rewarding our overweighting here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On April 1, 2017, the fund's industry benchmark changed from the S&P® Custom Air Transportation Index to the Nasdaq® North America Air Transportation Total Return Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new Nasdaq index will continue to provide shareholders with meaningful performance comparisons.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Delta Air Lines, Inc.	11.0
United Parcel Service, Inc. Class B	11.0
Southwest Airlines Co.	9.7
United Technologies Corp.	7.6
The Boeing Co.	5.2
Expeditors International of Washington, Inc.	4.9
Spirit AeroSystems Holdings, Inc. Class A	4.8
American Airlines Group, Inc.	4.5
Alaska Air Group, Inc.	3.9
FedEx Corp.	3.8
66.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Airlines	39.1%
Aerospace & Defense	30.4%
Air Freight & Logistics	23.3%
Road & Rail	2.6%
Internet Software & Services	1.0%
All Others*	3.6%

* Includes short-term investments and net other assets (liabilities).

Air Transportation Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Aerospace & Defense - 30.4%
Aerospace & Defense - 30.4%
Astronics Corp. (a)	44,100	$1,700,055
Astronics Corp. Class B (a)	4,755	183,543
Bombardier, Inc. Class B (sub. vtg.) (a)	1,021,400	3,231,674
CAE, Inc.	446,300	8,229,004
Hexcel Corp.	197,300	13,274,344
Moog, Inc. Class A (a)	122,100	10,235,643
Spirit AeroSystems Holdings, Inc. Class A	199,900	18,248,871
Textron, Inc.	75,100	4,494,735
The Boeing Co.	55,310	20,033,835
TransDigm Group, Inc.	25,900	7,467,229
United Technologies Corp.	217,000	29,238,580
		116,337,513
Air Freight & Logistics - 23.3%
Air Freight & Logistics - 23.3%
Air Transport Services Group, Inc. (a)	180,600	4,780,482
Atlas Air Worldwide Holdings, Inc. (a)	6,200	377,270
C.H. Robinson Worldwide, Inc.	23,000	2,147,280
Expeditors International of Washington, Inc.	289,800	18,825,408
FedEx Corp.	58,400	14,390,344
Forward Air Corp.	120,150	6,488,100
United Parcel Service, Inc. Class B	401,200	41,889,292
		88,898,176
Airlines - 39.1%
Airlines - 39.1%
Air Canada (a)	311,400	6,566,774
Alaska Air Group, Inc.	232,500	14,996,250
Allegiant Travel Co.	4,600	764,980
American Airlines Group, Inc.	320,400	17,381,700
Dart Group PLC	104,986	1,160,559
Delta Air Lines, Inc.	779,502	42,015,157
Hawaiian Holdings, Inc.	143,400	5,162,400
JetBlue Airways Corp. (a)	264,200	5,561,410
SkyWest, Inc.	215,600	11,814,880
Southwest Airlines Co.	638,700	36,942,408
Spirit Airlines, Inc. (a)	32,600	1,298,784
United Continental Holdings, Inc. (a)	89,200	6,046,868
		149,712,170
Internet Software & Services - 1.0%
Internet Software & Services - 1.0%
Stamps.com, Inc. (a)	19,800	3,782,790
Machinery - 0.4%
Industrial Machinery - 0.4%
Global Brass & Copper Holdings, Inc.	28,887	817,502
Park-Ohio Holdings Corp.	18,890	752,767
		1,570,269
Road & Rail - 2.6%
Railroads - 2.6%
Genesee & Wyoming, Inc. Class A (a)	46,000	3,198,380
Norfolk Southern Corp.	39,600	5,507,568
Union Pacific Corp.	9,000	1,172,250
		9,878,198
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	31,900	1,156,375
TOTAL COMMON STOCKS
(Cost $268,415,642)		371,335,491

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.41% (b)
(Cost $10,692,246)	10,690,810	10,692,948
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $279,107,888)		382,028,439
NET OTHER ASSETS (LIABILITIES) - 0.1%		501,097
NET ASSETS - 100%		$382,529,536

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$133,025
Fidelity Securities Lending Cash Central Fund	16,539
Total	$149,564

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$371,335,491	$370,174,932	$1,160,559	$--
Money Market Funds	10,692,948	10,692,948	--	--
Total Investments in Securities:	$382,028,439	$380,867,880	$1,160,559	$--

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $268,415,642)	$371,335,491
Fidelity Central Funds (cost $10,692,246)	10,692,948
Total Investment in Securities (cost $279,107,888)		$382,028,439
Receivable for fund shares sold		263,839
Dividends receivable		965,694
Distributions receivable from Fidelity Central Funds		14,022
Prepaid expenses		1,367
Other receivables		3,727
Total assets		383,277,088
Liabilities
Payable for fund shares redeemed	$449,885
Accrued management fee	172,619
Transfer agent fee payable	65,777
Other affiliated payables	12,437
Other payables and accrued expenses	46,834
Total liabilities		747,552
Net Assets		$382,529,536
Net Assets consist of:
Paid in capital		$260,582,323
Undistributed net investment income		630,200
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,396,462
Net unrealized appreciation (depreciation) on investments		102,920,551
Net Assets, for 4,629,078 shares outstanding		$382,529,536
Net Asset Value, offering price and redemption price per share ($382,529,536 ÷ 4,629,078 shares)		$82.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$4,370,992
Special dividends		1,091,200
Income from Fidelity Central Funds		149,564
Total income		5,611,756
Expenses
Management fee	$2,172,556
Transfer agent fees	821,303
Accounting and security lending fees	156,480
Custodian fees and expenses	17,063
Independent trustees' fees and expenses	8,644
Registration fees	40,602
Audit	40,432
Legal	4,901
Miscellaneous	19,657
Total expenses before reductions	3,281,638
Expense reductions	(18,543)	3,263,095
Net investment income (loss)		2,348,661
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,352,376
Fidelity Central Funds	(788)
Foreign currency transactions	9,845
Total net realized gain (loss)		58,361,433
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,767,927
Fidelity Central Funds	(412)
Assets and liabilities in foreign currencies	(266)
Total change in net unrealized appreciation (depreciation)		7,767,249
Net gain (loss)		66,128,682
Net increase (decrease) in net assets resulting from operations		$68,477,343

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,348,661	$1,569,033
Net realized gain (loss)	58,361,433	15,925,983
Change in net unrealized appreciation (depreciation)	7,767,249	53,078,643
Net increase (decrease) in net assets resulting from operations	68,477,343	70,573,659
Distributions to shareholders from net investment income	(1,727,901)	(1,185,421)
Distributions to shareholders from net realized gain	(33,467,895)	(1,110,453)
Total distributions	(35,195,796)	(2,295,874)
Share transactions
Proceeds from sales of shares	112,568,755	189,705,911
Reinvestment of distributions	33,832,861	2,204,136
Cost of shares redeemed	(191,306,787)	(191,690,596)
Net increase (decrease) in net assets resulting from share transactions	(44,905,171)	219,451
Redemption fees	10,516	15,263
Total increase (decrease) in net assets	(11,613,108)	68,512,499
Net Assets
Beginning of period	394,142,644	325,630,145
End of period	$382,529,536	$394,142,644
Other Information
Undistributed net investment income end of period	$630,200	$335,489
Shares
Sold	1,390,397	2,678,190
Issued in reinvestment of distributions	414,264	29,373
Redeemed	(2,358,846)	(2,897,377)
Net increase (decrease)	(554,185)	(189,814)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Air Transportation Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$76.04	$60.60	$73.09	$61.02	$43.97
Income from Investment Operations
Net investment income (loss)B	.48C	.32	.18	.20D	.12
Net realized and unrealized gain (loss)	13.85	15.61	(6.82)	13.09	18.28
Total from investment operations	14.33	15.93	(6.64)	13.29	18.40
Distributions from net investment income	(.38)	(.25)	(.17)	(.08)	(.06)
Distributions from net realized gain	(7.36)	(.24)	(5.68)	(1.14)	(1.30)
Total distributions	(7.73)E	(.49)	(5.85)	(1.23)F	(1.36)
Redemption fees added to paid in capitalB	–G	–G	–G	.01	.01
Net asset value, end of period	$82.64	$76.04	$60.60	$73.09	$61.02
Total ReturnH	19.07%	26.30%	(9.24)%	21.93%	42.26%
Ratios to Average Net AssetsI,J
Expenses before reductions	.82%	.85%	.83%	.83%	.87%
Expenses net of fee waivers, if any	.82%	.85%	.83%	.83%	.87%
Expenses net of all reductions	.82%	.84%	.82%	.83%	.86%
Net investment income (loss)	.59%C	.48%	.27%	.30%D	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$382,530	$394,143	$325,630	$715,925	$350,960
Portfolio turnover rateK	86%	106%	97%	65%L	125%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .31%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04) %.

 E Total distributions of $7.73 per share is comprised of distributions from net investment income of $.377 and distributions from net realized gain of $7.357 per share.

 F Total distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	38.46%	21.26%	12.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,911	Defense and Aerospace Portfolio
$25,307	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Jonathan Siegmann:  For the fiscal year, the fund gained 38.46%, trailing the 42.61% return of the MSCI U.S. IMI Aerospace & Defense 25/50 Index, but more than doubling the S&P 500® index. Versus the MSCI industry index, stock picking in the fund’s primary category of aerospace & defense – especially a significant underweighting in strong-performing index heavyweight Boeing, by far the fund’s biggest relative detractor – hurt performance, as did much smaller allocations to several non-index groups. A cash position of roughly 2%, on average, also weighed on our relative result in such a strong market. Notable relative detractors also included two shipbuilders I overweighted, General Dynamics and Huntington Ingalls Industries, both of which trailed the MSCI index, as did a non-index stake in U.K.-based defense contractor BAE Systems. Conversely, a large underweighting in conglomerate United Technologies proved to be the fund’s top relative contributor. The fund also benefited from timely ownership of aviation-equipment supplier Rockwell Collins, which I sold by period end. Lastly, underweighting and then selling our stake in aluminum fabricator Arconic also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
The Boeing Co.	15.9
Northrop Grumman Corp.	11.1
United Technologies Corp.	8.7
General Dynamics Corp.	8.4
Huntington Ingalls Industries, Inc.	5.1
Teledyne Technologies, Inc.	4.9
TransDigm Group, Inc.	4.3
Raytheon Co.	4.0
HEICO Corp. Class A	3.6
Spirit AeroSystems Holdings, Inc. Class A	3.6
69.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Aerospace & Defense	96.6%
IT Services	1.1%
Machinery	0.6%
Trading Companies & Distributors	0.5%
Construction & Engineering	0.2%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).

Defense and Aerospace Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Aerospace & Defense - 96.2%
Aerospace & Defense - 96.2%
AAR Corp.	185,000	$7,877,300
Airbus Group NV	102,400	12,257,028
Astronics Corp. (a)	1,642,453	63,316,563
Astronics Corp. Class B (a)	144,569	5,580,363
Axon Enterprise, Inc. (a)(b)	1,100,521	38,331,146
BAE Systems PLC	5,293,750	42,016,274
Bombardier, Inc. Class B (sub. vtg.) (a)	17,105,400	54,120,888
Elbit Systems Ltd.	506,112	72,885,189
Elbit Systems Ltd. (Israel)	30,000	4,285,406
Engility Holdings, Inc. (a)	1,215,936	33,207,212
FACC AG (a)	235,920	6,132,952
General Dynamics Corp.	1,165,500	259,265,475
Harris Corp.	292,500	45,673,875
HEICO Corp.	524,310	44,880,936
HEICO Corp. Class A	1,527,370	110,734,325
Hexcel Corp.	1,465,700	98,612,296
Huntington Ingalls Industries, Inc.	596,175	156,203,812
KEYW Holding Corp. (a)	247,582	1,859,341
KLX, Inc. (a)	848,675	57,438,324
Leonardo SpA	1,108,243	11,863,333
Lockheed Martin Corp.	240,315	84,696,619
Magellan Aerospace Corp.	99,600	1,562,459
Moog, Inc. Class A (a)	907,717	76,093,916
Northrop Grumman Corp.	975,750	341,551,530
Raytheon Co.	573,626	124,769,391
Saab AB (B Shares)	130,200	5,915,171
Senior Engineering Group PLC	2,783,000	11,090,738
Spirit AeroSystems Holdings, Inc. Class A	1,199,450	109,497,791
Teledyne Technologies, Inc. (a)	803,700	149,448,015
Textron, Inc.	550,731	32,961,250
The Boeing Co.	1,351,519	489,533,698
TransDigm Group, Inc.	459,176	132,385,033
United Technologies Corp.	1,997,001	269,075,915
		2,955,123,564
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
KBR, Inc.	307,400	4,654,036
Diversified Telecommunication Services - 0.1%
Alternative Carriers - 0.1%
Iridium Communications, Inc. (a)(b)	321,150	3,757,455
IT Services - 1.1%
IT Consulting & Other Services - 1.1%
Leidos Holdings, Inc.	553,030	35,012,329
Machinery - 0.6%
Industrial Machinery - 0.6%
Woodward, Inc.	257,500	18,238,725
Trading Companies & Distributors - 0.5%
Trading Companies & Distributors - 0.5%
Air Lease Corp. Class A	359,820	15,713,339
TOTAL COMMON STOCKS
(Cost $2,029,006,212)		3,032,499,448

Nonconvertible Preferred Stocks - 0.4%
Aerospace & Defense - 0.4%
Aerospace & Defense - 0.4%
Embraer SA sponsored ADR
(Cost $9,236,942)	466,250	12,458,200

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.41% (c)	43,204,941	43,213,582
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	31,658,913	31,662,079
TOTAL MONEY MARKET FUNDS
(Cost $74,875,382)		74,875,661
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $2,113,118,536)		3,119,833,309
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(46,043,959)
NET ASSETS - 100%		$3,073,789,350

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$518,694
Fidelity Securities Lending Cash Central Fund	197,758
Total	$716,452

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,032,499,448	$2,943,223,952	$89,275,496	$--
Nonconvertible Preferred Stocks	12,458,200	12,458,200	--	--
Money Market Funds	74,875,661	74,875,661	--	--
Total Investments in Securities:	$3,119,833,309	$3,030,557,813	$89,275,496	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $38,958,800) — See accompanying schedule: Unaffiliated issuers (cost $2,038,243,154)	$3,044,957,648
Fidelity Central Funds (cost $74,875,382)	74,875,661
Total Investment in Securities (cost $2,113,118,536)		$3,119,833,309
Receivable for investments sold		33,583,099
Receivable for fund shares sold		16,651,724
Dividends receivable		4,528,844
Distributions receivable from Fidelity Central Funds		53,133
Prepaid expenses		6,342
Other receivables		110,346
Total assets		3,174,766,797
Liabilities
Payable for investments purchased	$65,289,326
Payable for fund shares redeemed	2,108,815
Accrued management fee	1,301,925
Other affiliated payables	433,918
Other payables and accrued expenses	179,383
Collateral on securities loaned	31,664,080
Total liabilities		100,977,447
Net Assets		$3,073,789,350
Net Assets consist of:
Paid in capital		$1,979,337,180
Undistributed net investment income		3,275,263
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,461,719
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,006,715,188
Net Assets, for 16,659,318 shares outstanding		$3,073,789,350
Net Asset Value, offering price and redemption price per share ($3,073,789,350 ÷ 16,659,318 shares)		$184.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$18,533,243
Special dividends		9,382,472
Income from Fidelity Central Funds		716,452
Total income		28,632,167
Expenses
Management fee	$11,655,948
Transfer agent fees	3,696,396
Accounting and security lending fees	659,203
Custodian fees and expenses	33,274
Independent trustees' fees and expenses	43,301
Registration fees	125,789
Audit	40,325
Legal	22,891
Miscellaneous	79,663
Total expenses before reductions	16,356,790
Expense reductions	(64,642)	16,292,148
Net investment income (loss)		12,340,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,259,978
Fidelity Central Funds	3,073
Foreign currency transactions	(59,904)
Total net realized gain (loss)		165,203,147
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	566,832,395
Fidelity Central Funds	(4,824)
Assets and liabilities in foreign currencies	415
Total change in net unrealized appreciation (depreciation)		566,827,986
Net gain (loss)		732,031,133
Net increase (decrease) in net assets resulting from operations		$744,371,152

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,340,019	$11,596,929
Net realized gain (loss)	165,203,147	64,001,438
Change in net unrealized appreciation (depreciation)	566,827,986	254,946,544
Net increase (decrease) in net assets resulting from operations	744,371,152	330,544,911
Distributions to shareholders from net investment income	(9,697,066)	(11,758,000)
Distributions to shareholders from net realized gain	(75,569,005)	(53,922,271)
Total distributions	(85,266,071)	(65,680,271)
Share transactions
Proceeds from sales of shares	1,383,656,760	698,805,364
Reinvestment of distributions	81,021,871	62,788,633
Cost of shares redeemed	(651,462,161)	(310,408,871)
Net increase (decrease) in net assets resulting from share transactions	813,216,470	451,185,126
Redemption fees	–	19,875
Total increase (decrease) in net assets	1,472,321,551	716,069,641
Net Assets
Beginning of period	1,601,467,799	885,398,158
End of period	$3,073,789,350	$1,601,467,799
Other Information
Undistributed net investment income end of period	$3,275,263	$1,273,925
Shares
Sold	8,658,150	5,346,927
Issued in reinvestment of distributions	502,158	492,405
Redeemed	(4,077,840)	(2,454,187)
Net increase (decrease)	5,082,468	3,385,145

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Defense and Aerospace Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$138.33	$108.08	$128.97	$122.55	$91.73
Income from Investment Operations
Net investment income (loss)B	.90C	1.28D	1.08	1.06E	.77
Net realized and unrealized gain (loss)	51.36	35.26	(14.72)	13.14	36.34
Total from investment operations	52.26	36.54	(13.64)	14.20	37.11
Distributions from net investment income	(.69)	(1.15)	(1.01)	(.97)	(.64)
Distributions from net realized gain	(5.39)	(5.14)	(6.24)	(6.81)	(5.65)
Total distributions	(6.08)	(6.29)	(7.25)	(7.78)	(6.29)
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$184.51	$138.33	$108.08	$128.97	$122.55
Total ReturnG	38.46%	34.36%	(11.08)%	12.53%	40.85%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.79%	.80%	.79%	.81%
Expenses net of fee waivers, if any	.76%	.79%	.79%	.79%	.81%
Expenses net of all reductions	.76%	.79%	.79%	.79%	.81%
Net investment income (loss)	.58%C	1.03%D	.92%	.90%E	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$3,073,789	$1,601,468	$885,398	$948,156	$1,023,393
Portfolio turnover rateJ	32%	24%	52%	20%	48%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.49 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.66 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	17.73%	13.20%	7.06%

 Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,783	Environment and Alternative Energy Portfolio
$25,307	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Kevin Walenta:  For the year, the fund returned 17.73%, lagging the 21.98% gain of the FTSE® Environmental Opportunities & Alternative Energy Index and edging out the broadly based S&P 500®. Versus the FTSE index, stock picks in the energy-efficiency group hurt most, followed by security selection in the pollution control and renewable & alternative energy segments. Individual detractors included an overweighting in Apogee Enterprises (-24%), which makes architectural glass systems that improve the energy efficiency of commercial buildings. An earnings shortfall, acquisition costs and fear of a slowdown in U.S. commercial construction pressured the stock’s return. Elsewhere, Italy-based electric utility Enel hurt because we didn’t own the stock during its run-up in the first half of the period, but added a stake on a late-period downturn. Plus, foreign holdings detracted overall, despite the tailwind from a broadly weaker U.S. dollar. By contrast, stock picks in the waste management & technologies group and positioning in the water infrastructure & technologies segment aided relative performance. In terms of individual contributors, not owning Ireland-based Johnson Controls International (-10%), which makes heating, ventilation and air conditioning equipment that assists in reducing energy costs for buildings, was a plus. Johnson is going through a sizable transformation that pressured its stock return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the fund are managed.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
3M Co.	10.1
Honeywell International, Inc.	8.0
Danaher Corp.	5.0
Deere & Co.	4.2
TE Connectivity Ltd.	3.5
Ingersoll-Rand PLC	3.3
Fortive Corp.	3.0
Enel SpA	2.8
Cummins, Inc.	2.8
Lennox International, Inc.	2.5
45.2

Top Industries (% of fund's net assets)

As of February 28, 2018
Energy Efficiency	31.7%
Renewable & Alternative Energy	22.1%
Environmental Support Services	10.1%
Food Agriculture & Forestry	9.8%
Water Infrastructure & Technologies	8.2%
All Others*	18.1%

* Includes short-term investments and net other assets (liabilities).

Environment and Alternative Energy Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Energy Efficiency - 31.7%
Aerospace & Defense - 1.6%
Hexcel Corp.	46,480	$3,127,174
Auto Parts & Equipment - 0.6%
Delphi Technologies PLC	25,180	1,202,345
Building Products - 2.0%
Apogee Enterprises, Inc.	87,670	3,782,084
Buildings Energy Efficiency - 2.3%
A.O. Smith Corp.	25,172	1,615,791
Hubbell, Inc. Class B	20,650	2,706,183
		4,321,974
Construction & Engineering - 2.0%
Comfort Systems U.S.A., Inc.	91,890	3,772,085
Electrical Components & Equipment - 1.0%
Acuity Brands, Inc.	13,120	1,870,650
Industrial Conglomerates - 1.3%
Carlisle Companies, Inc.	23,175	2,384,939
Industrial Energy Efficiency - 3.5%
EMCOR Group, Inc.	34,988	2,669,934
Minerals Technologies, Inc.	23,300	1,600,710
Regal Beloit Corp.	31,184	2,254,603
		6,525,247
Industrial Machinery - 3.3%
Ingersoll-Rand PLC	70,360	6,247,968
Renewable Energy Developers an - 11.4%
EnerSys	22,620	1,576,388
Honeywell International, Inc.	99,997	15,110,547
Lennox International, Inc.	23,041	4,714,880
		21,401,815
Transport Energy Efficiency - 2.7%
BorgWarner, Inc.	18,920	928,594
Innospec, Inc.	64,407	4,183,235
		5,111,829

TOTAL ENERGY EFFICIENCY		59,748,110

Environmental Support Services - 10.1%
Diversified Environmental - 10.1%
3M Co.	81,272	19,140,364
Food Agriculture & Forestry - 9.8%
Agricultural Products - 0.5%
Bunge Ltd.	12,210	921,000
Paper Packaging - 2.7%
Bemis Co., Inc.	49,590	2,186,423
Sealed Air Corp.	69,750	2,955,308
		5,141,731
Pharmaceuticals - 2.4%
Zoetis, Inc. Class A	55,440	4,482,878
Sustainable and Efficient Agri - 4.2%
Deere & Co.	49,348	7,938,613

TOTAL FOOD AGRICULTURE & FORESTRY		18,484,222

Miscellaneous Environmental - 3.4%
Electronic Manufacturing Services - 0.9%
Philips Lighting NV (a)	42,880	1,698,692
Household Appliances - 0.8%
Whirlpool Corp.	9,320	1,513,848
IT Consulting & Other Services - 0.8%
IBM Corp.	9,965	1,552,846
Pharmaceuticals - 0.9%
Johnson & Johnson	12,230	1,588,432

TOTAL MISCELLANEOUS ENVIRONMENTAL		6,353,818

Pollution Control - 7.8%
Environmental Testing and Gas - 1.6%
Thermo Fisher Scientific, Inc.	14,470	3,018,153
Life Sciences Tools & Services - 0.9%
PerkinElmer, Inc.	22,960	1,752,766
Pollution Control Solutions - 4.7%
Cummins, Inc.	30,972	5,208,561
Tenneco, Inc.	68,268	3,587,483
		8,796,044
Semiconductor Equipment - 0.6%
Entegris, Inc.	31,820	1,056,424

TOTAL POLLUTION CONTROL		14,623,387

Renewable & Alternative Energy - 22.1%
Electric Utilities - 1.9%
BKW AG	8,810	504,220
Enersis SA	2,990,220	693,121
Enersis SA sponsored	205,920	2,351,606
		3,548,947
Electrical Components & Equipment - 3.0%
Fortive Corp.	74,760	5,741,568
Electronic Equipment & Instruments - 1.4%
Enel Chile SA	6,820,772	843,367
Enel Chile SA (b)	1,389,364	236
Hollysys Automation Technologies Ltd.	68,571	1,810,960
		2,654,563
Electronic Manufacturing Services - 3.5%
TE Connectivity Ltd.	63,240	6,519,412
Heavy Electrical Equipment - 1.6%
Vestas Wind Systems A/S	43,140	3,117,773
Independent Power Producers & Energy Traders - 0.6%
Electric Power Development Co. Ltd.	28,740	728,740
Empresa Nacional de Electricidad SA	355,303	332,441
		1,061,181
Oil & Gas Refining & Marketing - 0.7%
Cosan SA Industria e Comercio	94,140	1,257,462
Other Renewables Equipment - 2.3%
Andritz AG	74,042	4,295,600
Renewable Electricity - 0.3%
NHPC Ltd.	1,192,643	497,584
Renewable Energy Developers an - 6.5%
Empresa Nacional de Electricidad SA sponsored ADR	38,590	1,088,238
Enel SpA	912,817	5,298,690
ENGIE Brasil Energia SA	211,240	2,547,059
Iberdrola SA	228,328	1,680,339
Portland General Electric Co.	40,661	1,615,462
		12,229,788
Semiconductor Equipment - 0.3%
Advanced Energy Industries, Inc. (b)	10,180	675,138

TOTAL RENEWABLE & ALTERNATIVE ENERGY		41,599,016

Waste Management & Technologies - 5.2%
Office Services & Supplies - 1.9%
Interface, Inc.	146,243	3,539,081
Recycling and Value Added Wast - 1.7%
Copart, Inc. (b)	69,488	3,252,733
Steel - 1.6%
Steel Dynamics, Inc.	65,580	3,033,075

TOTAL WASTE MANAGEMENT & TECHNOLOGIES		9,824,889

Water Infrastructure & Technologies - 8.2%
Diversified Water Infrastructu - 5.0%
Danaher Corp.	95,720	9,359,502
Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. (b)	42,110	1,526,488
Water Infrastructure - 2.4%
Crane Co.	49,717	4,589,376

TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		15,475,366

TOTAL COMMON STOCKS
(Cost $152,523,665)		185,249,172

Cash Equivalents - 1.4%
Fidelity Cash Central Fund, 1.41% (c)
(Cost $2,655,849)	2,655,318	2,655,849
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $155,179,514)		187,905,021
NET OTHER ASSETS (LIABILITIES) - 0.3%		477,689
NET ASSETS - 100%		$188,382,710

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,698,692 or 0.9% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,766
Fidelity Securities Lending Cash Central Fund	28,222
Total	$56,988

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$185,249,172	$167,427,534	$17,821,638	$--
Money Market Funds	2,655,849	2,655,849	--	--
Total Investments in Securities:	$187,905,021	$170,083,383	$17,821,638	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$12,097,190
Level 2 to Level 1	$3,349,088

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.8%
Switzerland	3.8%
Ireland	3.3%
Chile	2.8%
Italy	2.8%
Austria	2.3%
Brazil	2.0%
Denmark	1.6%
British Virgin Islands	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $152,523,665)	$185,249,172
Fidelity Central Funds (cost $2,655,849)	2,655,849
Total Investment in Securities (cost $155,179,514)		$187,905,021
Receivable for investments sold		44,275
Receivable for fund shares sold		288,636
Dividends receivable		451,145
Distributions receivable from Fidelity Central Funds		2,937
Prepaid expenses		604
Other receivables		2,404
Total assets		188,695,022
Liabilities
Payable for fund shares redeemed	$142,207
Accrued management fee	84,629
Transfer agent fee payable	32,359
Other affiliated payables	6,098
Other payables and accrued expenses	47,019
Total liabilities		312,312
Net Assets		$188,382,710
Net Assets consist of:
Paid in capital		$151,835,643
Undistributed net investment income		428,840
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,390,063
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,728,164
Net Assets, for 7,159,681 shares outstanding		$188,382,710
Net Asset Value, offering price and redemption price per share ($188,382,710 ÷ 7,159,681 shares)		$26.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$3,097,308
Non-Cash dividends		170,822
Income from Fidelity Central Funds		56,988
Total income		3,325,118
Expenses
Management fee	$937,926
Transfer agent fees	364,606
Accounting and security lending fees	67,452
Custodian fees and expenses	19,831
Independent trustees' fees and expenses	3,632
Registration fees	35,761
Audit	48,516
Legal	1,903
Miscellaneous	13,720
Total expenses before reductions	1,493,347
Expense reductions	(6,184)	1,487,163
Net investment income (loss)		1,837,955
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,614,184
Fidelity Central Funds	222
Foreign currency transactions	(5,915)
Total net realized gain (loss)		10,608,491
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $12,300)	14,659,243
Fidelity Central Funds	(606)
Assets and liabilities in foreign currencies	5,134
Total change in net unrealized appreciation (depreciation)		14,663,771
Net gain (loss)		25,272,262
Net increase (decrease) in net assets resulting from operations		$27,110,217

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,837,955	$930,588
Net realized gain (loss)	10,608,491	5,955,658
Change in net unrealized appreciation (depreciation)	14,663,771	21,441,835
Net increase (decrease) in net assets resulting from operations	27,110,217	28,328,081
Distributions to shareholders from net investment income	(1,447,374)	(790,016)
Distributions to shareholders from net realized gain	(9,452,414)	(676,548)
Total distributions	(10,899,788)	(1,466,564)
Share transactions
Proceeds from sales of shares	111,369,434	66,656,121
Reinvestment of distributions	10,265,405	1,399,954
Cost of shares redeemed	(87,147,383)	(30,686,349)
Net increase (decrease) in net assets resulting from share transactions	34,487,456	37,369,726
Redemption fees	11,308	10,066
Total increase (decrease) in net assets	50,709,193	64,241,309
Net Assets
Beginning of period	137,673,517	73,432,208
End of period	$188,382,710	$137,673,517
Other Information
Undistributed net investment income end of period	$428,840	$279,557
Shares
Sold	4,413,503	3,101,751
Issued in reinvestment of distributions	413,420	64,231
Redeemed	(3,430,336)	(1,437,873)
Net increase (decrease)	1,396,587	1,728,109

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Environment and Alternative Energy Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.89	$18.20	$20.94	$23.36	$18.12
Income from Investment Operations
Net investment income (loss)B	.27	.20	.17	.16	.14
Net realized and unrealized gain (loss)	3.83	5.78	(2.34)	.31	5.27
Total from investment operations	4.10	5.98	(2.17)	.47	5.41
Distributions from net investment income	(.22)	(.16)	(.13)	(.14)	(.17)
Distributions from net realized gain	(1.46)	(.13)	(.44)	(2.75)	–
Total distributions	(1.68)	(.29)	(.57)	(2.89)	(.17)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$26.31	$23.89	$18.20	$20.94	$23.36
Total ReturnD	17.73%	33.02%	(10.63)%	2.19%	29.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.94%	.95%	.92%	.97%
Expenses net of fee waivers, if any	.87%	.94%	.95%	.92%	.97%
Expenses net of all reductions	.86%	.94%	.95%	.92%	.97%
Net investment income (loss)	1.07%	.94%	.86%	.71%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$188,383	$137,674	$73,432	$88,573	$102,869
Portfolio turnover rateG	47%	82%	20%	160%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	15.73%	13.05%	10.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,241	Industrials Portfolio
$25,307	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Tobias Welo:  For the fiscal year, the fund gained 15.73%, a bit behind the 16.05% return of the MSCI U.S. IMI Industrials 25/50 Index, and also trailing the S&P 500® index. Versus the MSCI sector index, stock selection in aerospace & defense – especially underweighting strong-performing index constituent Boeing, by far the fund’s largest relative detractor – hindered fund performance, along with positioning in trading companies & distributors and picks in industrial machinery. Other relative detractors included conglomerate 3M, where an underweighting hurt, as well as untimely positioning in industrial supplier MSC Industrial Direct and a sizable overweighting in multinational engineering firm Aecom. MSC Industrial Direct was not held at period end. Conversely, a large underweighting in the weak industrial conglomerates category – mainly due to relatively light exposure to General Electric – worked in our favor, as did overweighting construction machinery & heavy trucks, where our large stake in Caterpillar added value. Defense contractor Northrop Grumman also had a strong showing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
United Technologies Corp.	6.5
Northrop Grumman Corp.	5.1
Honeywell International, Inc.	4.9
The Boeing Co.	4.0
General Dynamics Corp.	4.0
Union Pacific Corp.	3.7
Caterpillar, Inc.	3.2
FedEx Corp.	3.0
Fortive Corp.	2.7
Ingersoll-Rand PLC	2.7
39.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Aerospace & Defense	29.2%
Machinery	20.8%
Industrial Conglomerates	7.6%
Road & Rail	7.0%
Electrical Equipment	6.6%
All Others*	28.8%

* Includes short-term investments and net other assets (liabilities).

Industrials Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Aerospace & Defense - 29.2%
Aerospace & Defense - 29.2%
Astronics Corp. (a)	77,317	$2,980,570
Axon Enterprise, Inc. (a)(b)	230,900	8,042,247
Bombardier, Inc. Class B (sub. vtg.) (a)	2,814,500	8,904,980
Elbit Systems Ltd.	33,400	4,809,934
General Dynamics Corp.	192,297	42,776,468
Huntington Ingalls Industries, Inc.	48,100	12,602,681
Moog, Inc. Class A (a)	62,700	5,256,141
Northrop Grumman Corp.	157,600	55,166,304
Raytheon Co.	126,100	27,428,011
Spirit AeroSystems Holdings, Inc. Class A	108,400	9,895,836
Teledyne Technologies, Inc. (a)	67,340	12,521,873
The Boeing Co.	120,200	43,537,642
TransDigm Group, Inc.	36,900	10,638,639
United Technologies Corp.	521,871	70,316,900
		314,878,226
Air Freight & Logistics - 4.8%
Air Freight & Logistics - 4.8%
Air Transport Services Group, Inc. (a)	141,000	3,732,270
FedEx Corp.	132,300	32,600,043
XPO Logistics, Inc. (a)	161,200	15,866,916
		52,199,229
Airlines - 4.3%
Airlines - 4.3%
Allegiant Travel Co.	40,396	6,717,855
Delta Air Lines, Inc.	261,300	14,084,070
Southwest Airlines Co.	323,500	18,711,240
Spirit Airlines, Inc. (a)	159,300	6,346,512
		45,859,677
Building Products - 4.1%
Building Products - 4.1%
A.O. Smith Corp.	131,178	8,420,316
Fortune Brands Home & Security, Inc.	103,100	6,254,046
Johnson Controls International PLC	409,500	15,098,265
Masco Corp.	351,800	14,466,016
		44,238,643
Commercial Services & Supplies - 3.0%
Diversified Support Services - 1.9%
Cintas Corp.	68,900	11,758,474
KAR Auction Services, Inc.	147,900	7,998,432
		19,756,906
Environmental & Facility Services - 1.1%
Waste Connection, Inc. (United States)	170,900	12,096,302

TOTAL COMMERCIAL SERVICES & SUPPLIES		31,853,208

Construction & Engineering - 4.7%
Construction & Engineering - 4.7%
AECOM (a)	211,291	7,502,943
Dycom Industries, Inc. (a)	59,200	6,467,008
Fluor Corp.	233,100	13,263,390
Jacobs Engineering Group, Inc.	222,300	13,573,638
KBR, Inc.	610,900	9,249,026
		50,056,005
Electrical Equipment - 6.6%
Electrical Components & Equipment - 6.4%
Acuity Brands, Inc.	48,400	6,900,872
AMETEK, Inc.	258,454	19,575,306
Emerson Electric Co.	187,000	13,288,220
Fortive Corp.	382,210	29,353,728
		69,118,126
Heavy Electrical Equipment - 0.2%
TPI Composites, Inc. (a)	101,511	2,011,948

TOTAL ELECTRICAL EQUIPMENT		71,130,074

Electronic Equipment & Components - 0.8%
Electronic Equipment & Instruments - 0.8%
ADT, Inc. (a)	854,300	9,021,408
Household Durables - 0.5%
Homebuilding - 0.5%
Lennar Corp. Class A	45,000	2,546,100
TRI Pointe Homes, Inc. (a)	167,300	2,564,709
		5,110,809
Industrial Conglomerates - 7.6%
Industrial Conglomerates - 7.6%
General Electric Co.	1,050,539	14,823,105
Honeywell International, Inc.	348,859	52,716,083
ITT, Inc.	278,600	13,980,148
		81,519,336
Machinery - 20.8%
Agricultural & Farm Machinery - 1.7%
Deere & Co.	111,100	17,872,657
Construction Machinery & Heavy Trucks - 7.2%
Allison Transmission Holdings, Inc.	487,100	19,303,773
Caterpillar, Inc.	224,000	34,637,120
WABCO Holdings, Inc. (a)	129,200	17,825,724
Wabtec Corp. (b)	66,700	5,425,378
		77,191,995
Industrial Machinery - 11.9%
Flowserve Corp.	115,008	4,870,589
Gardner Denver Holdings, Inc.	525,600	16,824,456
IDEX Corp.	66,298	9,069,566
Ingersoll-Rand PLC	323,700	28,744,560
Lincoln Electric Holdings, Inc.	111,300	9,743,202
Parker Hannifin Corp.	112,600	20,095,722
SMC Corp.	6,900	2,875,761
Snap-On, Inc.	142,600	22,704,772
The Weir Group PLC	132,000	3,683,182
Xylem, Inc.	132,100	9,852,018
		128,463,828

TOTAL MACHINERY		223,528,480

Professional Services - 3.2%
Human Resource & Employment Services - 0.8%
Robert Half International, Inc.	152,400	8,697,468
Research & Consulting Services - 2.4%
IHS Markit Ltd. (a)	535,708	25,205,061

TOTAL PROFESSIONAL SERVICES		33,902,529

Road & Rail - 7.0%
Railroads - 5.4%
Norfolk Southern Corp.	134,800	18,747,984
Union Pacific Corp.	303,500	39,530,875
		58,278,859
Trucking - 1.6%
J.B. Hunt Transport Services, Inc.	74,420	8,823,979
Old Dominion Freight Lines, Inc.	61,900	8,599,148
		17,423,127

TOTAL ROAD & RAIL		75,701,986

Specialty Retail - 0.9%
Home Improvement Retail - 0.9%
Lowe's Companies, Inc.	109,200	9,783,228
Trading Companies & Distributors - 1.9%
Trading Companies & Distributors - 1.9%
Bunzl PLC	192,900	5,177,435
Univar, Inc. (a)	541,800	15,609,258
		20,786,693
Water Utilities - 0.2%
Water Utilities - 0.2%
AquaVenture Holdings Ltd. (a)	189,300	2,432,505
TOTAL COMMON STOCKS
(Cost $831,389,831)		1,072,002,036

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.41% (c)	6,574,236	6,575,550
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	7,571,247	7,572,004
TOTAL MONEY MARKET FUNDS
(Cost $14,147,554)		14,147,554
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $845,537,385)		1,086,149,590
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(9,199,529)
NET ASSETS - 100%		$1,076,950,061

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$78,373
Fidelity Securities Lending Cash Central Fund	37,499
Total	$115,872

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,072,002,036	$1,060,265,658	$11,736,378	$--
Money Market Funds	14,147,554	14,147,554	--	--
Total Investments in Securities:	$1,086,149,590	$1,074,413,212	$11,736,378	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.9%
Ireland	4.1%
Bermuda	2.4%
Canada	1.9%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $8,362,434) — See accompanying schedule: Unaffiliated issuers (cost $831,389,831)	$1,072,002,036
Fidelity Central Funds (cost $14,147,554)	14,147,554
Total Investment in Securities (cost $845,537,385)		$1,086,149,590
Receivable for investments sold		7,588,735
Receivable for fund shares sold		831,929
Dividends receivable		1,693,457
Distributions receivable from Fidelity Central Funds		8,964
Prepaid expenses		2,946
Other receivables		95,118
Total assets		1,096,370,739
Liabilities
Payable for investments purchased	$10,075,217
Payable for fund shares redeemed	972,037
Accrued management fee	487,747
Other affiliated payables	168,623
Other payables and accrued expenses	146,204
Collateral on securities loaned	7,570,850
Total liabilities		19,420,678
Net Assets		$1,076,950,061
Net Assets consist of:
Paid in capital		$794,881,482
Undistributed net investment income		1,342,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		40,113,541
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		240,612,199
Net Assets, for 29,136,830 shares outstanding		$1,076,950,061
Net Asset Value, offering price and redemption price per share ($1,076,950,061 ÷ 29,136,830 shares)		$36.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$12,423,121
Income from Fidelity Central Funds		115,872
Total income		12,538,993
Expenses
Management fee	$4,968,632
Transfer agent fees	1,584,990
Accounting and security lending fees	311,518
Custodian fees and expenses	18,956
Independent trustees' fees and expenses	19,888
Registration fees	52,289
Audit	49,207
Legal	13,582
Interest	1,978
Miscellaneous	45,801
Total expenses before reductions	7,066,841
Expense reductions	(53,864)	7,012,977
Net investment income (loss)		5,526,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,767,764
Fidelity Central Funds	2,989
Foreign currency transactions	(14,406)
Total net realized gain (loss)		75,756,347
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	33,436,408
Fidelity Central Funds	(205)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		33,436,197
Net gain (loss)		109,192,544
Net increase (decrease) in net assets resulting from operations		$114,718,560

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,526,016	$8,475,623
Net realized gain (loss)	75,756,347	113,517,493
Change in net unrealized appreciation (depreciation)	33,436,197	81,799,219
Net increase (decrease) in net assets resulting from operations	114,718,560	203,792,335
Distributions to shareholders from net investment income	(5,401,531)	(5,098,193)
Distributions to shareholders from net realized gain	(43,099,432)	(33,247,891)
Total distributions	(48,500,963)	(38,346,084)
Share transactions
Proceeds from sales of shares	196,779,599	405,686,354
Net asset value of shares issued in exchange for the net assets of Industrial Equipment Portfolio (note 11)	186,045,666	–
Reinvestment of distributions	46,751,393	37,026,695
Cost of shares redeemed	(425,264,580)	(580,294,997)
Net increase (decrease) in net assets resulting from share transactions	4,312,078	(137,581,948)
Redemption fees	–	6,151
Total increase (decrease) in net assets	70,529,675	27,870,454
Net Assets
Beginning of period	1,006,420,386	978,549,932
End of period	$1,076,950,061	$1,006,420,386
Other Information
Undistributed net investment income end of period	$1,342,839	$1,623,010
Shares
Sold	5,592,749	12,627,592
Issued in exchange for the shares of Industrial Equipment Portfolio (note 11)	4,761,855	–
Issued in reinvestment of distributions	1,349,204	1,142,094
Redeemed	(12,414,624)	(18,750,051)
Net increase (decrease)	(710,816)	(4,980,365)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Industrials Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.72	$28.10	$32.69	$33.69	$28.04
Income from Investment Operations
Net investment income (loss)B	.21	.26	.24	.22	.23
Net realized and unrealized gain (loss)	4.95	6.76	(2.90)	2.44	7.36
Total from investment operations	5.16	7.02	(2.66)	2.66	7.59
Distributions from net investment income	(.22)	(.19)	(.20)	(.23)	(.20)
Distributions from net realized gain	(1.71)	(1.21)	(1.73)	(3.43)	(1.74)
Total distributions	(1.92)C	(1.40)	(1.93)	(3.66)	(1.94)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$36.96	$33.72	$28.10	$32.69	$33.69
Total ReturnE	15.73%	25.18%	(8.29)%	8.74%	27.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.77%	.78%	.81%
Expenses net of fee waivers, if any	.77%	.77%	.76%	.78%	.81%
Expenses net of all reductions	.77%	.77%	.76%	.78%	.81%
Net investment income (loss)	.60%	.83%	.79%	.68%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$1,076,950	$1,006,420	$978,550	$1,142,689	$1,217,117
Portfolio turnover rateH	64%I	62%J	75%J	72%J	58%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.92 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $1.705 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	12.48%	16.11%	12.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,674	Transportation Portfolio
$25,307	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund gained 12.48%, trailing the 13.74% return of the MSCI U.S. IMI Transportation 25/50 Index, and also behind the S&P 500® index. Versus the MSCI industry index, underweighting the strong-performing trucking segment, and picks within that group, detracted from fund performance, as did stock selection in railroads. The fund’s largest detractor was Alaska Air Group. This period, the carrier ran into some problems with the regional airline connecting most of its flights. Within trucking, avoiding Old Dominion Freight Lines proved costly to relative performance, as this index stock delivered a 52% return. Conversely, an underweighting and stock picking in airlines benefited the fund’s relative result. Our top individual relative contributor was United Continental Holdings, parent company of United Airlines. We didn’t own it at all early in the period, but I established an underweighted position later on – to the fund’s benefit. Truck brokerage CH Robinson Worldwide, part of the air freight & logistics segment, also lifted our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Union Pacific Corp.	18.5
United Parcel Service, Inc. Class B	12.0
CSX Corp.	9.1
FedEx Corp.	7.0
Delta Air Lines, Inc.	5.1
Southwest Airlines Co.	5.0
Norfolk Southern Corp.	4.9
Genesee & Wyoming, Inc. Class A	3.4
C.H. Robinson Worldwide, Inc.	3.2
J.B. Hunt Transport Services, Inc.	3.1
71.3

Top Industries (% of fund's net assets)

As of February 28, 2018
Road & Rail	45.4%
Air Freight & Logistics	29.3%
Airlines	17.8%
Machinery	1.2%
Transportation Infrastructure	1.1%
All Others*	5.2%

* Includes short-term investments and net other assets (liabilities).

Transportation Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Air Freight & Logistics - 29.3%
Air Freight & Logistics - 29.3%
Air Transport Services Group, Inc. (a)	189,300	$5,010,771
Atlas Air Worldwide Holdings, Inc. (a)	55,110	3,353,444
C.H. Robinson Worldwide, Inc.	176,096	16,440,323
Echo Global Logistics, Inc. (a)	141,100	3,732,095
Expeditors International of Washington, Inc.	225,500	14,648,480
FedEx Corp.	145,950	35,963,540
Forward Air Corp.	106,544	5,753,376
United Parcel Service, Inc. Class B	587,200	61,309,552
XPO Logistics, Inc. (a)	38,800	3,819,084
		150,030,665
Airlines - 17.8%
Airlines - 17.8%
Alaska Air Group, Inc.	169,400	10,926,300
Allegiant Travel Co.	4,700	781,610
American Airlines Group, Inc.	134,700	7,307,475
Delta Air Lines, Inc.	483,402	26,055,368
Hawaiian Holdings, Inc.	107,600	3,873,600
JetBlue Airways Corp. (a)	63,300	1,332,465
SkyWest, Inc.	193,500	10,603,800
Southwest Airlines Co.	446,300	25,813,992
United Continental Holdings, Inc. (a)	67,600	4,582,604
		91,277,214
Auto Components - 0.7%
Auto Parts & Equipment - 0.7%
Hertz Global Holdings, Inc. (a)(b)	178,800	3,252,372
Machinery - 1.2%
Construction Machinery & Heavy Trucks - 0.8%
Allison Transmission Holdings, Inc.	107,300	4,252,299
Industrial Machinery - 0.4%
Park-Ohio Holdings Corp.	51,470	2,051,080

TOTAL MACHINERY		6,303,379

Marine - 0.7%
Marine - 0.7%
Matson, Inc.	123,700	3,525,450
Road & Rail - 45.4%
Railroads - 37.7%
CSX Corp.	872,219	46,855,605
Genesee & Wyoming, Inc. Class A (a)	248,700	17,292,111
Kansas City Southern	88,200	9,088,128
Norfolk Southern Corp.	180,000	25,034,400
Union Pacific Corp.	727,295	94,730,172
		193,000,416
Trucking - 7.7%
AMERCO	2,800	963,200
Avis Budget Group, Inc. (a)	134,800	6,090,264
J.B. Hunt Transport Services, Inc.	134,900	15,995,093
Landstar System, Inc.	17,300	1,882,240
Marten Transport Ltd.	217,200	4,702,380
Roadrunner Transportation Systems, Inc. (a)	441,000	1,689,030
Ryder System, Inc.	79,500	5,753,415
Universal Logistics Holdings, Inc.	61,890	1,367,769
YRC Worldwide, Inc. (a)	120,200	1,048,144
		39,491,535

TOTAL ROAD & RAIL		232,491,951

Transportation Infrastructure - 1.1%
Airport Services - 1.1%
Macquarie Infrastructure Co. LLC	142,400	5,767,200
TOTAL COMMON STOCKS
(Cost $323,156,531)		492,648,231

Money Market Funds - 3.6%
Fidelity Cash Central Fund, 1.41% (c)	16,021,208	16,024,412
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	2,384,094	2,384,332
TOTAL MONEY MARKET FUNDS
(Cost $18,408,744)		18,408,744
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $341,565,275)		511,056,975
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,098,235
NET ASSETS - 100%		$512,155,210

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$162,524
Fidelity Securities Lending Cash Central Fund	77,318
Total	$239,842

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $2,195,533) — See accompanying schedule: Unaffiliated issuers (cost $323,156,531)	$492,648,231
Fidelity Central Funds (cost $18,408,744)	18,408,744
Total Investment in Securities (cost $341,565,275)		$511,056,975
Receivable for investments sold		20,813,286
Receivable for fund shares sold		261,225
Dividends receivable		1,730,330
Distributions receivable from Fidelity Central Funds		17,738
Prepaid expenses		1,867
Other receivables		7,192
Total assets		533,888,613
Liabilities
Payable for investments purchased	$17,292,133
Payable for fund shares redeemed	1,667,173
Accrued management fee	237,061
Other affiliated payables	103,605
Other payables and accrued expenses	49,606
Collateral on securities loaned	2,383,825
Total liabilities		21,733,403
Net Assets		$512,155,210
Net Assets consist of:
Paid in capital		$320,095,626
Undistributed net investment income		1,226,779
Accumulated undistributed net realized gain (loss) on investments		21,341,105
Net unrealized appreciation (depreciation) on investments		169,491,700
Net Assets, for 5,169,462 shares outstanding		$512,155,210
Net Asset Value, offering price and redemption price per share ($512,155,210 ÷ 5,169,462 shares)		$99.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$8,564,812
Income from Fidelity Central Funds		239,842
Total income		8,804,654
Expenses
Management fee	$2,993,360
Transfer agent fees	1,077,202
Accounting and security lending fees	210,923
Custodian fees and expenses	9,483
Independent trustees' fees and expenses	12,184
Registration fees	39,050
Audit	47,571
Legal	7,334
Miscellaneous	24,747
Total expenses before reductions	4,421,854
Expense reductions	(31,510)	4,390,344
Net investment income (loss)		4,414,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,398,032
Fidelity Central Funds	1,964
Total net realized gain (loss)		54,399,996
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(489,689)
Fidelity Central Funds	(1,456)
Total change in net unrealized appreciation (depreciation)		(491,145)
Net gain (loss)		53,908,851
Net increase (decrease) in net assets resulting from operations		$58,323,161

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,414,310	$3,560,984
Net realized gain (loss)	54,399,996	25,777,009
Change in net unrealized appreciation (depreciation)	(491,145)	86,525,869
Net increase (decrease) in net assets resulting from operations	58,323,161	115,863,862
Distributions to shareholders from net investment income	(3,594,752)	(2,471,329)
Distributions to shareholders from net realized gain	(25,696,815)	(9,022,622)
Total distributions	(29,291,567)	(11,493,951)
Share transactions
Proceeds from sales of shares	129,618,153	345,780,616
Reinvestment of distributions	27,926,461	11,028,020
Cost of shares redeemed	(317,501,802)	(226,311,294)
Net increase (decrease) in net assets resulting from share transactions	(159,957,188)	130,497,342
Redemption fees	13,501	29,312
Total increase (decrease) in net assets	(130,912,093)	234,896,565
Net Assets
Beginning of period	643,067,303	408,170,738
End of period	$512,155,210	$643,067,303
Other Information
Undistributed net investment income end of period	$1,226,779	$885,200
Shares
Sold	1,302,357	3,926,788
Issued in reinvestment of distributions	280,882	120,921
Redeemed	(3,330,145)	(2,703,847)
Net increase (decrease)	(1,746,906)	1,343,862

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Transportation Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$92.98	$73.25	$94.04	$76.28	$57.75
Income from Investment Operations
Net investment income (loss)B	.78	.63	.50	.46	.45
Net realized and unrealized gain (loss)	10.83	20.86	(15.81)	19.67	20.44
Total from investment operations	11.61	21.49	(15.31)	20.13	20.89
Distributions from net investment income	(.67)	(.38)	(.52)	(.34)	(.27)
Distributions from net realized gain	(4.85)	(1.39)	(4.95)	(2.04)	(2.09)
Total distributions	(5.52)	(1.77)	(5.48)C	(2.38)	(2.36)
Redemption fees added to paid in capitalB	–D	.01	–D	.01	–D
Net asset value, end of period	$99.07	$92.98	$73.25	$94.04	$76.28
Total ReturnE	12.48%	29.40%	(16.28)%	26.80%	36.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.83%	.81%	.81%	.85%
Expenses net of fee waivers, if any	.80%	.83%	.81%	.81%	.85%
Expenses net of all reductions	.80%	.82%	.80%	.81%	.84%
Net investment income (loss)	.80%	.76%	.60%	.53%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$512,155	$643,067	$408,171	$1,146,633	$450,237
Portfolio turnover rateH	47%	104%	80%	72%I	78%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Defense and Aerospace Portfolio and Industrials Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$279,991,890	$107,084,773	$(5,048,224)	$102,036,549
Defense and Aerospace Portfolio	2,113,544,605	1,021,194,268	(14,905,564)	1,006,288,704
Environment and Alternative Energy Portfolio	155,456,101	35,843,243	(3,394,323)	32,448,920
Industrials Portfolio	846,605,271	270,442,368	(30,898,049)	239,544,319
Transportation Portfolio	343,000,517	179,661,025	(11,604,567)	168,056,458

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$8,117,418	$11,793,245	$102,036,549
Defense and Aerospace Portfolio	34,936,984	53,312,570	1,006,289,119
Environment and Alternative Energy Portfolio	1,373,397	2,722,093	32,451,577
Industrials Portfolio	7,718,674	34,883,481	239,544,313
Transportation Portfolio	2,849,789	21,153,336	168,056,458

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$5,548,777	$29,647,019	$35,195,796
Defense and Aerospace Portfolio	19,819,026	65,447,045	85,266,071
Environment and Alternative Energy Portfolio	4,709,514	6,190,274	10,899,788
Industrials Portfolio	6,232,259	42,268,704	48,500,963
Transportation Portfolio	3,759,198	25,532,369	29,291,567

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$1,185,421	$1,110,453	$2,295,874
Defense and Aerospace Portfolio	15,056,809	50,623,462	65,680,271
Environment and Alternative Energy Portfolio	790,016	676,548	1,466,564
Industrials Portfolio	5,098,193	33,247,891	38,346,084
Transportation Portfolio	2,471,329	9,022,622	11,493,951

Trading (Redemption) Fees. Shares held by investors in Air Transportation Portfolio, Environment and Alternative Energy Portfolio and Transportation Portfolio less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	332,582,976	407,475,204
Defense and Aerospace Portfolio	1,459,980,070	671,803,851
Environment and Alternative Energy Portfolio	107,768,118	80,213,213
Industrials Portfolio	586,523,918	790,168,048
Transportation Portfolio	253,920,852	442,954,799

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.24%	.54%
Defense and Aerospace Portfolio	.30%	.24%	.54%
Environment and Alternative Energy Portfolio	.30%	.24%	.54%
Industrials Portfolio	.30%	.24%	.54%
Transportation Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.21%
Defense and Aerospace Portfolio	.17%
Environment and Alternative Energy Portfolio	.21%
Industrials Portfolio	.17%
Transportation Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$6,981
Defense and Aerospace Portfolio	17,977
Environment and Alternative Energy Portfolio	975
Industrials Portfolio	20,139
Transportation Portfolio	9,965

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	Borrower	$6,988,750	1.09%	$1,691

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 6,790,326 shares of Industrials Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $203,573,978. The Fund had a net realized gain of $45,579,937 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$1,223
Defense and Aerospace Portfolio	5,788
Environment and Alternative Energy Portfolio	494
Industrials Portfolio	2,797
Transportation Portfolio	1,770

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Air Transportation Portfolio	$16,539
Defense and Aerospace Portfolio	197,758
Environment and Alternative Energy Portfolio	28,222
Industrials Portfolio	37,499
Transportation Portfolio	77,318

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	$7,324,000	1.41%	$287

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$14,835	$148
Defense and Aerospace Portfolio	44,617	1,761
Environment and Alternative Energy Portfolio	4,765	–
Industrials Portfolio	45,251	–
Transportation Portfolio	26,062	2

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$3,560
Defense and Aerospace Portfolio	18,264
Environment and Alternative Energy Portfolio	1,419
Industrials Portfolio	8,613
Transportation Portfolio	5,446

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Industrials Portfolio	10%	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Industrials Portfolio	27%

Effective after the close of business on April 13, 2018, shares of Industrials Portfolio held by the VIP FundsManager Portfolios were redeemed in-kind for investments. Industrials Portfolio realized gain (loss) for book purposes, but did not recognize any gain or loss for federal income tax purposes. The VIP FundsManager Portfolios’ ownership in Industrials Portfolio was reduced to 0%.

11. Merger Information.

On January 26, 2018, Industrials Portfolio acquired all of the assets and assumed all of the liabilities of Industrial Equipment Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $186,045,666, including securities of $186,126,516 and unrealized appreciation of $32,401,431 was combined with the Fund's net assets of $965,428,804 for total net assets after the acquisition of $1,151,474,470.

Pro forma results of operations of the combined entity for the entire period ended February 28, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss) .......................................................... $6,705,094
Total net realized gain (loss) ......................................................... 101,913,604
Total change in net unrealized appreciation (depreciation) ................... 40,445,283
Net increase (decrease) in net assets resulting from operations ......... $149,063,981

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Industrial Portfolio's accompanying Statement of Operations since January 26, 2018.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolio and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our Opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael. E. Wiley, each of the Trustees oversees 281 funds. Mr Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Air Transportation Portfolio	.81%
Actual		$1,000.00	$1,105.80	$4.23
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Defense and Aerospace Portfolio	.76%
Actual		$1,000.00	$1,230.40	$4.20
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Environment and Alternative Energy Portfolio	.84%
Actual		$1,000.00	$1,112.30	$4.40
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Industrials Portfolio	.77%
Actual		$1,000.00	$1,138.50	$4.08
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Transportation Portfolio	.79%
Actual		$1,000.00	$1,099.20	$4.11
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Industrial Equipment Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Industrial Equipment Portfolio	1/24/18	1/23/18	$0.014	$5.542

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/12/18	04/11/18	$0.140	$4.261
Defense and Aerospace Portfolio	04/12/18	04/11/18	$0.196	$4.941
Environment and Alternative Energy Portfolio	04/12/18	04/11/18	$0.068	$0.580
Industrials Portfolio	04/12/18	04/11/18	$0.054	$1.450
Transportation Portfolio	04/12/18	04/11/18	$0.248	$4.588

Industrial Equipment Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended January 26, 2018, $20,535,000, or, if subsequently determined to be different, the net capital gain of such year. The preceding designation includes $490,605 of long-term capital gains that were distributed by Industrials Portfolio on April 11, 2018. On April 11, 2018, Industrials Portfolio paid a distribution of $34,879,271 of long-term capital gains to its shareholders, which $490,605 of long-term capital gains that were realized, but not distributed, by Industrial Equipment Portfolio before Industrial Equipment Portfolio merged into the fund on January 26, 2018.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$37,689,769
Defense and Aerospace Portfolio	$111,447,451
Environment and Alternative Energy Portfolio	$5,180,074
Industrials Portfolio	$61,144,035
Transportation Portfolio	$42,461,541

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Air Transportation Portfolio	100%	95%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	62%	45%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%
Industrial Equipment Portfolio	33%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Air Transportation Portfolio	100%	98%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	64%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%
Industrial Equipment Portfolio	40%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Air Transportation Portfolio, Defense and Aerospace Portfolio, Industrials Portfolio, and Transportation Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Air Transportation Portfolio.

	# of Votes	% of Votes
Affirmative	209,840,344.82	70.848
Against	38,280,376.49	12.925
Abstain	17,813,274.59	6.014
Broker Non-Vote	30,251,551.64	10.213
TOTAL	296,185,547.54	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Defense and Aerospace Portfolio.

	# of Votes	% of Votes
Affirmative	1,062,541,359.33	71.004
Against	173,847,725.09	11.618
Abstain	118,073,349.66	7.890
Broker Non-Vote	141,991,419.34	9.488
TOTAL	1,496,453,853.42	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Environment and Alternative Energy Portfolio.

	# of Votes	% of Votes
Affirmative	69,794,884.01	67.924
Against	18,750,020.00	18.247
Abstain	10,805,974.80	10.516
Broker Non-Vote	3,404,665.09	3.313
TOTAL	102,755,543.90	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Industrials Portfolio.

	# of Votes	% of Votes
Affirmative	387,501,772.06	75.862
Against	58,494,475.79	11.452
Abstain	33,763,747.06	6.609
Broker Non-Vote	31,044,354.70	6.077
TOTAL	510,804,349.61	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Transportation Portfolio.

	# of Votes	% of Votes
Affirmative	246,658,802.32	70.251
Against	53,230,602.00	15.161
Abstain	24,097,075.50	6.863
Broker Non-Vote	27,125,697.92	7.725
TOTAL	351,112,177.74	100.000

PROPOSAL 3

To modify Air Transportation Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	215,022,556.50	72.598
Against	33,581,586.90	11.338
Abstain	17,329,852.50	5.851
Broker Non-Vote	30,251,551.64	10.213
TOTAL	296,185,547.54	100.000

PROPOSAL 3

To modify Defense and Aerospace Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	1,101,695,500.22	73.621
Against	152,896,572.94	10.218
Abstain	99,870,360.92	6.673
Broker Non-Vote	141,991,419.34	9.488
TOTAL	1,496,453,853.42	100.000

PROPOSAL 3

To modify Transportation Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	255,722,824.61	72.833
Against	44,200,601.88	12.589
Abstain	24,063,053.33	6.853
Broker Non-Vote	27,125,697.92	7.725
TOTAL	351,112,177.74	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCI-ANN-0418
1.813657.113

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2018

Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Multimedia Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	19.08%	11.34%	8.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,871	Automotive Portfolio
$25,307	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Elliot Mattingly:  For the year, fund gained 19.08%, outpacing the 13.81% advance of the FactSet Automotive Linked Index; the fund also outperformed the broader S&P 500®. Favorable stock selection drove the bulk of our performance versus the industry index. Picks within the automobile manufacturers segment helped most. At the stock level, successful timing in automotive software firm Mobileye proved the fund's top individual relative contributor; our position gained 36% in the fund. Our stake in online auto auction firm Copart, our No. 2 relative contributor, gained 51% in the fund. Overweighting electric-vehicle maker Tesla (+37%) also helped. On the downside, overweightings in auto-parts retailers O'Reilly Automotive (-10%) and Autozone (-8%) were among the fund's biggest individual relative detractors. Our underweighting in Fiat Chrysler Automobiles (+94%) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On April 1, 2017, the fund's industry benchmark changed from the S&P® Custom Automobiles & Components Index to the FactSet Automotive Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Honda Motor Co. Ltd. sponsored ADR	11.0
General Motors Co.	10.1
Toyota Motor Corp. sponsored ADR	9.0
Tesla, Inc.	7.9
Ford Motor Co.	6.9
O'Reilly Automotive, Inc.	4.8
Fiat Chrysler Automobiles NV	4.7
Magna International, Inc. Class A (sub. vtg.)	4.5
Aptiv PLC	4.3
AutoZone, Inc.	4.2
67.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Automobiles	55.0%
Auto Components	21.7%
Specialty Retail	12.0%
Commercial Services & Supplies	5.8%
Distributors	3.9%
All Others*	1.6%

* Includes short-term investments and net other assets (liabilities).

Automotive Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Auto Components - 21.7%
Auto Parts & Equipment - 21.0%
Adient PLC	7,000	$434,420
Aptiv PLC	26,058	2,379,877
Autoliv, Inc. (a)	6,700	961,048
BorgWarner, Inc.	15,200	746,016
Dana Holding Corp.	24,000	637,680
Delphi Technologies PLC	10,152	484,758
Gentex Corp.	42,300	960,633
Lear Corp.	10,000	1,865,700
Magna International, Inc. Class A (sub. vtg.)	45,600	2,508,853
Stoneridge, Inc. (b)	8,140	177,126
Tenneco, Inc.	6	315
Visteon Corp. (b)	5,040	624,154
		11,780,580
Tires & Rubber - 0.7%
The Goodyear Tire & Rubber Co.	13,700	396,478

TOTAL AUTO COMPONENTS		12,177,058

Automobiles - 54.1%
Automobile Manufacturers - 53.6%
Ferrari NV	15,100	1,875,571
Fiat Chrysler Automobiles NV	125,500	2,659,345
Ford Motor Co.	364,031	3,862,369
General Motors Co.	143,514	5,647,276
Honda Motor Co. Ltd. sponsored ADR (a)	171,695	6,196,474
Subaru Corp.	10,400	364,746
Tesla, Inc. (a)(b)	12,900	4,425,474
Toyota Motor Corp. sponsored ADR (a)	37,717	5,076,708
		30,107,963
Motorcycle Manufacturers - 0.5%
Harley-Davidson, Inc. (a)	6,000	272,280

TOTAL AUTOMOBILES		30,380,243

Chemicals - 0.1%
Specialty Chemicals - 0.1%
Umicore SA	1,009	56,878
Commercial Services & Supplies - 5.8%
Diversified Support Services - 5.8%
Copart, Inc. (b)	40,400	1,891,124
KAR Auction Services, Inc.	25,480	1,377,958
		3,269,082
Distributors - 3.9%
Distributors - 3.9%
Genuine Parts Co.	6,600	606,144
LKQ Corp. (b)	39,500	1,559,460
		2,165,604
Household Durables - 0.4%
Consumer Electronics - 0.4%
Panasonic Corp.	14,700	228,819
Machinery - 1.4%
Construction Machinery & Heavy Trucks - 1.4%
Allison Transmission Holdings, Inc.	18,800	745,044
Specialty Retail - 12.0%
Automotive Retail - 12.0%
Advance Auto Parts, Inc.	2,100	239,925
AutoZone, Inc. (b)	3,559	2,365,738
CarMax, Inc. (b)	23,100	1,430,352
O'Reilly Automotive, Inc. (b)	11,100	2,710,509
		6,746,524
Trading Companies & Distributors - 0.0%
Trading Companies & Distributors - 0.0%
Rush Enterprises, Inc. Class A (b)	100	4,251
TOTAL COMMON STOCKS
(Cost $41,555,829)		55,773,503

Nonconvertible Preferred Stocks - 0.9%
Automobiles - 0.9%
Automobile Manufacturers - 0.9%
Volkswagen AG
(Cost $381,309)	2,700	525,254

Money Market Funds - 10.8%
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)
(Cost $6,056,339)	6,055,734	6,056,339
TOTAL INVESTMENT IN SECURITIES - 111.1%
(Cost $47,993,477)		62,355,096
NET OTHER ASSETS (LIABILITIES) - (11.1)%		(6,215,658)
NET ASSETS - 100%		$56,139,438

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,296
Fidelity Securities Lending Cash Central Fund	60,750
Total	$66,046

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$55,773,503	$55,123,060	$650,443	$--
Nonconvertible Preferred Stocks	525,254	--	525,254	--
Money Market Funds	6,056,339	6,056,339	--	--
Total Investments in Securities:	$62,355,096	$61,179,399	$1,175,697	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,139,586
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.4%
Japan	21.1%
Netherlands	8.0%
Bailiwick of Jersey	5.2%
Canada	4.5%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $5,820,400) — See accompanying schedule: Unaffiliated issuers (cost $41,937,138)	$56,298,757
Fidelity Central Funds (cost $6,056,339)	6,056,339
Total Investment in Securities (cost $47,993,477)		$62,355,096
Receivable for investments sold		971,553
Receivable for fund shares sold		17,079
Dividends receivable		161,164
Distributions receivable from Fidelity Central Funds		5,435
Prepaid expenses		156
Other receivables		4,432
Total assets		63,514,915
Liabilities
Payable to custodian bank	$377,632
Payable for investments purchased	287,858
Payable for fund shares redeemed	574,485
Accrued management fee	26,611
Other affiliated payables	12,347
Other payables and accrued expenses	39,944
Collateral on securities loaned	6,056,600
Total liabilities		7,375,477
Net Assets		$56,139,438
Net Assets consist of:
Paid in capital		$40,236,795
Undistributed net investment income		79,774
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,462,563
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,360,306
Net Assets, for 1,496,178 shares outstanding		$56,139,438
Net Asset Value, offering price and redemption price per share ($56,139,438 ÷ 1,496,178 shares)		$37.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$916,246
Special dividends		114,669
Income from Fidelity Central Funds (including $60,750 from security lending)		66,046
Total income		1,096,961
Expenses
Management fee	$298,290
Transfer agent fees	123,877
Accounting and security lending fees	23,278
Custodian fees and expenses	13,209
Independent trustees' fees and expenses	1,195
Registration fees	24,205
Audit	40,940
Legal	1,009
Miscellaneous	4,178
Total expenses before reductions	530,181
Expense reductions	(2,720)	527,461
Net investment income (loss)		569,500
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,859,837
Fidelity Central Funds	(1,519)
Foreign currency transactions	(11,506)
Total net realized gain (loss)		8,846,812
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(368,148)
Fidelity Central Funds	(133)
Assets and liabilities in foreign currencies	544
Total change in net unrealized appreciation (depreciation)		(367,737)
Net gain (loss)		8,479,075
Net increase (decrease) in net assets resulting from operations		$9,048,575

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$569,500	$554,402
Net realized gain (loss)	8,846,812	7,164,534
Change in net unrealized appreciation (depreciation)	(367,737)	1,447,014
Net increase (decrease) in net assets resulting from operations	9,048,575	9,165,950
Distributions to shareholders from net investment income	(298,505)	(804,065)
Distributions to shareholders from net realized gain	(8,188,561)	(3,128,021)
Total distributions	(8,487,066)	(3,932,086)
Share transactions
Proceeds from sales of shares	34,198,768	20,368,287
Reinvestment of distributions	8,170,537	3,717,039
Cost of shares redeemed	(40,862,610)	(40,996,727)
Net increase (decrease) in net assets resulting from share transactions	1,506,695	(16,911,401)
Redemption fees	2,072	1,913
Total increase (decrease) in net assets	2,070,276	(11,675,624)
Net Assets
Beginning of period	54,069,162	65,744,786
End of period	$56,139,438	$54,069,162
Other Information
Undistributed net investment income end of period	$79,774	$–
Distributions in excess of net investment income end of period	$–	$(82,188)
Shares
Sold	882,784	560,082
Issued in reinvestment of distributions	228,135	104,277
Redeemed	(1,084,888)	(1,143,684)
Net increase (decrease)	26,031	(479,325)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Automotive Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.78	$33.72	$48.82	$56.95	$40.65
Income from Investment Operations
Net investment income (loss)B	.39C	.33	.65	.42	.22
Net realized and unrealized gain (loss)	6.11	5.22	(9.37)	3.05	16.96
Total from investment operations	6.50	5.55	(8.72)	3.47	17.18
Distributions from net investment income	(.20)	(.52)	(.45)	(.38)	(.15)
Distributions from net realized gain	(5.56)	(1.98)	(5.93)	(11.22)	(.73)
Total distributions	(5.76)	(2.49)D	(6.38)	(11.60)	(.88)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$37.52	$36.78	$33.72	$48.82	$56.95
Total ReturnF	19.08%	16.80%	(20.00)%	8.04%	42.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.97%	.96%	.87%	.85%	.84%
Expenses net of fee waivers, if any	.96%	.96%	.87%	.85%	.84%
Expenses net of all reductions	.96%	.95%	.86%	.85%	.83%
Net investment income (loss)	1.04%C	.92%	1.49%	.82%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$56,139	$54,069	$65,745	$137,877	$214,227
Portfolio turnover rateI	117%	83%	80%	71%	148%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 D Total distributions of $2.49 per share is comprised of distributions from net investment income of $.515 and distributions from net realized gain of $1.975 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	11.07%	11.46%	11.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,060	Construction and Housing Portfolio
$25,307	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Neil Nabar:  For the year, the fund gained 11.07%, versus 12.01% for the MSCI U.S. IMI Construction & Housing 25/50 Index. The fund and MSCI industry index lagged the S&P 500®, particularly the last two months of the period as investors locked in profits, long-term mortgage rates rose and U.S. tax reform put new limits on mortgage interest and property tax deductions. Versus the MSCI index, positioning within the home improvement retail group detracted most. In particular, underexposure to Home Depot, which gained about 28%, detracted, as strong execution drove same-store and online sales ahead of its main competitor. A sizable overweighting in residential real estate investment trust (REIT) AvalonBay Communities (-12%) also hurt because an oversupply of multifamily housing and higher interest rates hindered the group. Home Depot and AvalonBay were among our largest holdings at period end. By contrast, stock picks in the building products segment aided relative performance. In terms of individual contributors, a sizable underweighting in Ireland-headquartered industrials conglomerate Johnson Controls International helped most, as the stock declined due to market share losses in the heating, ventilation and air conditioning space.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. These changes took effect on January 1, 2018, and do not impact how the funds are managed.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Home Depot, Inc.	18.1
Lowe's Companies, Inc.	14.7
AvalonBay Communities, Inc.	5.4
Lennar Corp. Class A	4.8
Equity Residential (SBI)	4.1
Vulcan Materials Co.	3.5
Masco Corp.	3.4
Martin Marietta Materials, Inc.	2.8
Owens Corning	2.6
NVR, Inc.	2.6
62.0

Top Industries (% of fund's net assets)

As of February 28, 2018
Specialty Retail	32.8%
Equity Real Estate Investment Trusts (Reits)	17.3%
Building Products	17.0%
Household Durables	15.4%
Construction & Engineering	8.1%
All Others*	9.4%

* Includes short-term investments and net other assets (liabilities).

Construction and Housing Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Building Products - 17.0%
Building Products - 17.0%
A.O. Smith Corp.	93,684	$6,013,576
Allegion PLC	91,400	7,687,654
Apogee Enterprises, Inc.	79,660	3,436,532
Fortune Brands Home & Security, Inc.	26,084	1,582,255
Johnson Controls International PLC	161,154	5,941,748
Masco Corp.	269,100	11,065,392
Masonite International Corp. (a)	52,700	3,217,335
Owens Corning	106,943	8,694,466
Patrick Industries, Inc. (a)	58,400	3,588,680
Simpson Manufacturing Co. Ltd.	53,000	2,931,960
Trex Co., Inc. (a)	20,100	2,078,340
		56,237,938
Construction & Engineering - 8.1%
Construction & Engineering - 8.1%
EMCOR Group, Inc.	58,428	4,458,641
Granite Construction, Inc.	59,800	3,474,380
Jacobs Engineering Group, Inc.	88,202	5,385,614
KBR, Inc.	226,654	3,431,542
Quanta Services, Inc. (a)	176,700	6,085,548
Valmont Industries, Inc.	28,000	4,118,800
		26,954,525
Construction Materials - 6.4%
Construction Materials - 6.4%
Martin Marietta Materials, Inc.	45,344	9,247,002
Summit Materials, Inc.	10,005	316,458
Vulcan Materials Co.	98,531	11,600,055
		21,163,515
Equity Real Estate Investment Trusts (REITs) - 17.3%
Residential REITs - 16.2%
AvalonBay Communities, Inc.	115,498	18,019,998
Camden Property Trust (SBI)	85,822	6,840,872
Education Realty Trust, Inc.	74,100	2,307,474
Equity Lifestyle Properties, Inc.	76,987	6,513,870
Equity Residential (SBI)	244,600	13,753,858
Invitation Homes, Inc.	285,200	6,203,100
		53,639,172
Specialized REITs - 1.1%
Equinix, Inc.	9,300	3,646,530

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		57,285,702

Household Durables - 15.4%
Home Furnishings - 1.4%
Mohawk Industries, Inc. (a)	19,853	4,762,338
Homebuilding - 14.0%
Lennar Corp.:
Class A	279,910	15,837,308
Class B	4,254	192,961
M/I Homes, Inc.	34,800	1,010,940
NVR, Inc. (a)	3,030	8,614,805
PulteGroup, Inc.	290,400	8,151,528
Taylor Morrison Home Corp. (a)	244,701	5,491,090
TopBuild Corp. (a)	30,372	2,115,106
TRI Pointe Homes, Inc. (a)	312,100	4,784,493
		46,198,231

TOTAL HOUSEHOLD DURABLES		50,960,569

Real Estate Management & Development - 2.0%
Real Estate Development - 1.4%
Howard Hughes Corp. (a)	36,292	4,652,271
Real Estate Operating Company - 0.6%
The RMR Group, Inc.	33,415	2,098,462

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,750,733

Specialty Retail - 32.8%
Home Improvement Retail - 32.8%
Home Depot, Inc.	329,460	60,050,675
Lowe's Companies, Inc.	542,070	48,564,051
		108,614,726
Trading Companies & Distributors - 0.5%
Trading Companies & Distributors - 0.5%
BMC Stock Holdings, Inc. (a)	93,045	1,744,594
TOTAL COMMON STOCKS
(Cost $234,385,568)		329,712,302

Convertible Preferred Stocks - 0.0%
Household Durables - 0.0%
Homebuilding - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(b)(c)
(Cost $4,000,001)	865,801	17,316

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.41% (d)
(Cost $2,111,957)	2,111,535	2,111,957
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $240,497,526)		331,841,575
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(423,504)
NET ASSETS - 100%		$331,418,071

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,316 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,288
Fidelity Securities Lending Cash Central Fund	5,407
Total	$36,695

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$329,712,302	$329,712,302	$--	$--
Convertible Preferred Stocks	17,316	--	--	17,316
Money Market Funds	2,111,957	2,111,957	--	--
Total Investments in Securities:	$331,841,575	$331,824,259	$--	$17,316

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $238,385,569)	$329,729,618
Fidelity Central Funds (cost $2,111,957)	2,111,957
Total Investment in Securities (cost $240,497,526)		$331,841,575
Receivable for investments sold		2,359,905
Receivable for fund shares sold		410,122
Dividends receivable		67,894
Distributions receivable from Fidelity Central Funds		2,146
Prepaid expenses		1,338
Other receivables		7,690
Total assets		334,690,670
Liabilities
Payable for investments purchased	$571,675
Payable for fund shares redeemed	2,430,052
Accrued management fee	159,461
Other affiliated payables	68,039
Other payables and accrued expenses	43,372
Total liabilities		3,272,599
Net Assets		$331,418,071
Net Assets consist of:
Paid in capital		$225,588,228
Undistributed net investment income		515,582
Accumulated undistributed net realized gain (loss) on investments		13,970,212
Net unrealized appreciation (depreciation) on investments		91,344,049
Net Assets, for 5,534,527 shares outstanding		$331,418,071
Net Asset Value, offering price and redemption price per share ($331,418,071 ÷ 5,534,527 shares)		$59.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$5,587,486
Income from Fidelity Central Funds (including $5,407 from security lending)		36,695
Total income		5,624,181
Expenses
Management fee	$2,062,327
Transfer agent fees	706,021
Accounting and security lending fees	148,033
Custodian fees and expenses	9,947
Independent trustees' fees and expenses	8,312
Registration fees	39,689
Audit	40,415
Legal	5,969
Interest	420
Miscellaneous	17,013
Total expenses before reductions	3,038,146
Expense reductions	(22,595)	3,015,551
Net investment income (loss)		2,608,630
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,747,375
Fidelity Central Funds	(415)
Total net realized gain (loss)		61,746,960
Change in net unrealized appreciation (depreciation) on investment securities		(25,870,943)
Net gain (loss)		35,876,017
Net increase (decrease) in net assets resulting from operations		$38,484,647

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,608,630	$2,871,772
Net realized gain (loss)	61,746,960	45,337,281
Change in net unrealized appreciation (depreciation)	(25,870,943)	31,572,029
Net increase (decrease) in net assets resulting from operations	38,484,647	79,781,082
Distributions to shareholders from net investment income	(1,543,811)	(2,958,507)
Distributions to shareholders from net realized gain	(46,308,729)	(10,930,766)
Total distributions	(47,852,540)	(13,889,273)
Share transactions
Proceeds from sales of shares	131,533,408	139,679,030
Reinvestment of distributions	45,604,178	13,323,889
Cost of shares redeemed	(240,882,477)	(263,677,954)
Net increase (decrease) in net assets resulting from share transactions	(63,744,891)	(110,675,035)
Redemption fees	5,063	5,822
Total increase (decrease) in net assets	(73,107,721)	(44,777,404)
Net Assets
Beginning of period	404,525,792	449,303,196
End of period	$331,418,071	$404,525,792
Other Information
Undistributed net investment income end of period	$515,582	$–
Distributions in excess of net investment income end of period	$–	$(84,156)
Shares
Sold	2,043,349	2,347,435
Issued in reinvestment of distributions	729,117	225,218
Redeemed	(3,793,864)	(4,467,875)
Net increase (decrease)	(1,021,398)	(1,895,222)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Construction and Housing Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$61.70	$53.16	$59.74	$57.48	$52.01
Income from Investment Operations
Net investment income (loss)B	.44	.37	.33	.29	.26
Net realized and unrealized gain (loss)	6.58	10.29	(5.02)	8.53	9.65
Total from investment operations	7.02	10.66	(4.69)	8.82	9.91
Distributions from net investment income	(.30)	(.45)	(.23)	(.29)	(.30)
Distributions from net realized gain	(8.53)	(1.67)	(1.66)	(6.28)	(4.14)
Total distributions	(8.84)C	(2.12)	(1.89)	(6.56)D	(4.44)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$59.88	$61.70	$53.16	$59.74	$57.48
Total ReturnF	11.07%	20.23%	(8.11)%	16.99%	19.84%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.80%	.81%	.82%	.81%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.82%	.81%
Expenses net of all reductions	.79%	.79%	.80%	.82%	.81%
Net investment income (loss)	.69%	.62%	.57%	.52%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$331,418	$404,526	$449,303	$419,479	$376,750
Portfolio turnover rateI	56%	87%	80%	71%	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.84 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $8.534 per share.

 D Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	22.79%	15.43%	12.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,101	Consumer Discretionary Portfolio
$25,307	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Katherine Shaw:  For the year, fund gained 22.79%, outpacing the 21.40% advance of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, as well as the broad-market S&P 500® index. Consumer discretionary stocks rode atop myriad positives this period, including a surge in business and consumer sentiment, low unemployment, wage growth, and a sweeping tax-reform bill that drove optimism about consumer spending in 2018. Versus the MSCI sector index, the top contributor by far was the fund’s overweighting in online retailing giant Amazon.com (+79%). Avoiding underperforming index components Newell Brands (-46%) and Ford Motor (-10%) also helped. Conversely – and despite a positive result for the fund – an outsized stake in apparel retailer L Brands during the period’s first half proved the fund’s largest individual detractor; in the sector index, the stock declined slightly for the full 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Amazon.com, Inc.	17.7
Home Depot, Inc.	7.4
The Walt Disney Co.	3.8
McDonald's Corp.	3.7
Comcast Corp. Class A	3.6
Charter Communications, Inc. Class A	3.5
Netflix, Inc.	3.3
Dollar Tree, Inc.	3.0
The Booking Holdings, Inc.	2.8
Lowe's Companies, Inc.	2.6
51.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Internet & Direct Marketing Retail	24.4%
Hotels, Restaurants & Leisure	24.2%
Specialty Retail	17.3%
Media	12.8%
Textiles, Apparel & Luxury Goods	5.0%
All Others*	16.3%

* Includes short-term investments and net other assets (liabilities).

Consumer Discretionary Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Air Freight & Logistics - 0.1%
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	8,800	$866,184
Auto Components - 0.2%
Auto Parts & Equipment - 0.2%
Aptiv PLC	17,700	1,616,541
Tenneco, Inc.	1,000	52,550
		1,669,091
Automobiles - 2.3%
Automobile Manufacturers - 2.3%
Ferrari NV	12,600	1,565,046
General Motors Co.	51,400	2,022,590
Tesla, Inc. (a)	38,700	13,276,422
Thor Industries, Inc.	15,700	2,025,300
		18,889,358
Beverages - 0.8%
Distillers & Vintners - 0.7%
Constellation Brands, Inc. Class A (sub. vtg.)	24,000	5,171,520
Soft Drinks - 0.1%
Monster Beverage Corp. (a)	16,820	1,065,883

TOTAL BEVERAGES		6,237,403

Building Products - 0.1%
Building Products - 0.1%
Masco Corp.	29,700	1,221,264
Chemicals - 0.0%
Specialty Chemicals - 0.0%
Sherwin-Williams Co.	600	240,948
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	31,200	1,460,472
Distributors - 0.7%
Distributors - 0.7%
LKQ Corp. (a)	105,400	4,161,192
Pool Corp.	9,629	1,329,091
		5,490,283
Diversified Consumer Services - 0.7%
Education Services - 0.5%
Adtalem Global Education, Inc. (a)	16,200	746,010
Grand Canyon Education, Inc. (a)	25,900	2,542,085
New Oriental Education & Technology Group, Inc. sponsored ADR	9,300	849,927
		4,138,022
Specialized Consumer Services - 0.2%
Service Corp. International	10,600	396,758
ServiceMaster Global Holdings, Inc. (a)	23,100	1,186,416
		1,583,174

TOTAL DIVERSIFIED CONSUMER SERVICES		5,721,196

Electronic Equipment & Components - 0.1%
Electronic Equipment & Instruments - 0.1%
ADT, Inc. (a)	70,200	741,312
Food & Staples Retailing - 1.1%
Food Distributors - 0.8%
Performance Food Group Co. (a)	200,900	6,157,585
Hypermarkets & Super Centers - 0.3%
Costco Wholesale Corp.	6,000	1,145,400
Walmart, Inc.	17,000	1,530,170
		2,675,570

TOTAL FOOD & STAPLES RETAILING		8,833,155

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
National Vision Holdings, Inc.	3,600	124,416
Hotels, Restaurants & Leisure - 24.2%
Casinos & Gaming - 4.1%
Boyd Gaming Corp.	36,000	1,273,680
Caesars Entertainment Corp. (a)	164,900	2,094,230
Churchill Downs, Inc.	4,700	1,213,540
Eldorado Resorts, Inc. (a)	103,000	3,512,300
Las Vegas Sands Corp.	169,652	12,352,362
Melco Crown Entertainment Ltd. sponsored ADR	34,800	955,260
MGM Mirage, Inc.	224,300	7,677,789
Penn National Gaming, Inc. (a)	71,423	1,900,566
PlayAGS, Inc. (a)	25,800	534,318
Wynn Resorts Ltd.	13,900	2,328,250
		33,842,295
Hotels, Resorts & Cruise Lines - 8.4%
Accor SA	11,700	674,356
Bluegreen Vacations Corp.	97,800	1,891,452
Carnival Corp.	94,400	6,316,304
Hilton Grand Vacations, Inc. (a)	61,887	2,671,043
Hilton Worldwide Holdings, Inc.	168,100	13,580,799
Hyatt Hotels Corp. Class A	25,600	1,978,112
ILG, Inc.	29,100	883,476
Marriott International, Inc. Class A	93,933	13,264,279
Marriott Vacations Worldwide Corp.	30,188	4,241,414
Royal Caribbean Cruises Ltd.	108,725	13,764,585
Wyndham Worldwide Corp.	84,200	9,748,676
		69,014,496
Leisure Facilities - 1.1%
Cedar Fair LP (depositary unit)	10,600	708,186
Drive Shack, Inc.	18,618	94,021
Planet Fitness, Inc. (a)	12,800	473,344
Vail Resorts, Inc.	35,089	7,223,772
		8,499,323
Restaurants - 10.6%
ARAMARK Holdings Corp.	73,200	3,053,172
Compass Group PLC	25,500	541,753
Darden Restaurants, Inc.	42,100	3,881,199
Del Frisco's Restaurant Group, Inc. (a)	47,800	795,870
Del Taco Restaurants, Inc. (a)	22,828	287,633
DineEquity, Inc.	6,000	455,880
Domino's Pizza, Inc.	20,000	4,448,200
Dunkin' Brands Group, Inc.	69,900	4,186,311
Jack in the Box, Inc.	15,277	1,376,152
McDonald's Corp.	193,300	30,491,142
Papa John's International, Inc.	8,300	479,242
Restaurant Brands International, Inc.	58,210	3,411,763
Ruth's Hospitality Group, Inc.	41,728	1,024,422
Shake Shack, Inc. Class A (a)(b)	22,600	881,174
Starbucks Corp.	340,962	19,468,930
Texas Roadhouse, Inc. Class A	39,700	2,193,822
U.S. Foods Holding Corp. (a)	163,467	5,458,163
Wingstop, Inc.	51,417	2,329,704
Yum! Brands, Inc.	25,800	2,099,604
		86,864,136

TOTAL HOTELS, RESTAURANTS & LEISURE		198,220,250

Household Durables - 2.3%
Home Furnishings - 0.2%
Mohawk Industries, Inc. (a)	8,305	1,992,203
Homebuilding - 2.0%
Cavco Industries, Inc. (a)	7,200	1,145,520
D.R. Horton, Inc.	125,200	5,245,880
Lennar Corp.:
Class A	69,400	3,926,652
Class B	1,158	52,527
LGI Homes, Inc. (a)	7,500	424,425
New Home Co. LLC (a)	31,400	352,936
NVR, Inc. (a)	956	2,718,071
Taylor Morrison Home Corp. (a)	23,000	516,120
TopBuild Corp. (a)	2,300	160,172
TRI Pointe Homes, Inc. (a)	98,600	1,511,538
		16,053,841
Household Appliances - 0.1%
Techtronic Industries Co. Ltd.	191,000	1,198,333

TOTAL HOUSEHOLD DURABLES		19,244,377

Internet & Direct Marketing Retail - 24.4%
Internet & Direct Marketing Retail - 24.4%
Amazon.com, Inc. (a)	95,600	144,590,219
Boohoo.Com PLC (a)	331,000	841,727
Liberty Interactive Corp. QVC Group Series A (a)	150,810	4,353,885
Netflix, Inc. (a)	93,679	27,296,187
The Booking Holdings, Inc. (a)	11,042	22,459,870
Wayfair LLC Class A (a)	2,600	201,292
Zalando SE (a)	4,100	233,333
		199,976,513
Internet Software & Services - 1.0%
Internet Software & Services - 1.0%
2U, Inc. (a)	31,600	2,615,848
Alphabet, Inc. Class A (a)	3,500	3,863,720
CarGurus, Inc. Class A	1,100	35,508
Facebook, Inc. Class A (a)	9,800	1,747,536
		8,262,612
IT Services - 0.4%
Data Processing & Outsourced Services - 0.4%
Global Payments, Inc.	10,800	1,224,612
PayPal Holdings, Inc. (a)	25,400	2,017,014
		3,241,626
Leisure Products - 0.5%
Leisure Products - 0.5%
Mattel, Inc. (b)	280,100	4,453,590
Media - 12.8%
Advertising - 0.1%
Interpublic Group of Companies, Inc.	11,400	266,760
Broadcasting - 0.1%
CBS Corp. Class B	20,400	1,080,588
Cable & Satellite - 7.5%
Charter Communications, Inc. Class A (a)	84,869	29,019,257
Comcast Corp. Class A	821,247	29,737,354
DISH Network Corp. Class A (a)	21,800	908,842
Naspers Ltd. Class N	7,700	2,090,180
		61,755,633
Movies & Entertainment - 5.1%
Cinemark Holdings, Inc.	87,481	3,723,191
Liberty Media Corp. Liberty Formula One Group Series C (a)	20,200	665,186
Lions Gate Entertainment Corp. Class B	3,400	91,256
Live Nation Entertainment, Inc. (a)	23,300	1,043,840
The Walt Disney Co.	302,847	31,241,697
Time Warner, Inc.	44,700	4,155,312
Twenty-First Century Fox, Inc. Class A	22,500	828,450
		41,748,932

TOTAL MEDIA		104,851,913

Multiline Retail - 4.7%
Department Stores - 0.3%
Kohl's Corp.	13,500	892,215
Macy's, Inc.	53,000	1,558,730
		2,450,945
General Merchandise Stores - 4.4%
B&M European Value Retail S.A.	243,668	1,378,553
Dollar General Corp.	73,800	6,980,742
Dollar Tree, Inc. (a)	242,221	24,861,563
Ollie's Bargain Outlet Holdings, Inc. (a)	11,600	688,460
Target Corp.	30,900	2,330,169
		36,239,487

TOTAL MULTILINE RETAIL		38,690,432

Personal Products - 0.0%
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	2,800	387,632
Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Redfin Corp. (b)	32,100	660,939
Software - 0.2%
Application Software - 0.1%
Adobe Systems, Inc. (a)	3,100	648,303
Home Entertainment Software - 0.1%
Activision Blizzard, Inc.	11,400	833,682

TOTAL SOFTWARE		1,481,985

Specialty Retail - 17.3%
Apparel Retail - 4.7%
Burlington Stores, Inc. (a)	76,900	9,431,016
Inditex SA	26,401	799,321
Ross Stores, Inc.	174,580	13,632,952
The Children's Place Retail Stores, Inc.	10,600	1,508,380
TJX Companies, Inc.	158,809	13,130,328
		38,501,997
Automotive Retail - 2.0%
AutoZone, Inc. (a)	10,200	6,780,144
O'Reilly Automotive, Inc. (a)	39,498	9,645,017
		16,425,161
Home Improvement Retail - 10.1%
Floor & Decor Holdings, Inc. Class A	17,900	806,753
Home Depot, Inc.	331,700	60,458,959
Lowe's Companies, Inc.	241,600	21,644,944
		82,910,656
Specialty Stores - 0.5%
Tiffany & Co., Inc.	5,900	596,136
Ulta Beauty, Inc.	16,300	3,314,605
		3,910,741

TOTAL SPECIALTY RETAIL		141,748,555

Technology Hardware, Storage & Peripherals - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.	15,600	2,778,672
Textiles, Apparel & Luxury Goods - 5.0%
Apparel, Accessories & Luxury Goods - 2.6%
adidas AG	7,991	1,770,518
Canada Goose Holdings, Inc.	26,600	841,822
Carter's, Inc.	22,800	2,660,304
G-III Apparel Group Ltd. (a)	41,000	1,513,310
Kering SA	1,700	797,758
LVMH Moet Hennessy - Louis Vuitton SA	7,206	2,155,293
Prada SpA	264,000	1,091,962
PVH Corp.	57,900	8,353,812
Swatch Group AG (Bearer)	930	391,985
Tapestry, Inc.	32,900	1,674,939
		21,251,703
Footwear - 2.4%
NIKE, Inc. Class B	289,250	19,388,428

TOTAL TEXTILES, APPAREL & LUXURY GOODS		40,640,131

TOTAL COMMON STOCKS
(Cost $575,388,582)		816,134,309

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.41% (c)	4,307,286	4,308,148
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	6,144,558	6,145,173
TOTAL MONEY MARKET FUNDS
(Cost $10,453,321)		10,453,321
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $585,841,903)		826,587,630
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(6,650,581)
NET ASSETS - 100%		$819,937,049

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$36,585
Fidelity Securities Lending Cash Central Fund	190,162
Total	$226,747

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$816,134,309	$802,169,237	$13,965,072	$--
Money Market Funds	10,453,321	10,453,321	--	--
Total Investments in Securities:	$826,587,630	$812,622,558	$13,965,072	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$13,309,051
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $5,929,670) — See accompanying schedule: Unaffiliated issuers (cost $575,388,582)	$816,134,309
Fidelity Central Funds (cost $10,453,321)	10,453,321
Total Investment in Securities (cost $585,841,903)		$826,587,630
Foreign currency held at value (cost $434,755)		434,755
Receivable for investments sold		352,862
Receivable for fund shares sold		3,281,468
Dividends receivable		394,941
Distributions receivable from Fidelity Central Funds		14,316
Prepaid expenses		2,337
Other receivables		41,507
Total assets		831,109,816
Liabilities
Payable for investments purchased	$3,105,926
Payable for fund shares redeemed	1,381,798
Accrued management fee	365,649
Other affiliated payables	133,468
Other payables and accrued expenses	45,926
Collateral on securities loaned	6,140,000
Total liabilities		11,172,767
Net Assets		$819,937,049
Net Assets consist of:
Paid in capital		$567,239,188
Undistributed net investment income		228,222
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,723,576
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		240,746,063
Net Assets, for 18,783,166 shares outstanding		$819,937,049
Net Asset Value, offering price and redemption price per share ($819,937,049 ÷ 18,783,166 shares)		$43.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$8,438,518
Interest		42,091
Income from Fidelity Central Funds (including $190,162 from security lending)		226,747
Total income		8,707,356
Expenses
Management fee	$4,032,288
Transfer agent fees	1,298,139
Accounting and security lending fees	265,216
Custodian fees and expenses	27,427
Independent trustees' fees and expenses	16,175
Registration fees	40,535
Audit	49,307
Legal	10,820
Interest	4,246
Miscellaneous	22,254
Total expenses before reductions	5,766,407
Expense reductions	(58,287)	5,708,120
Net investment income (loss)		2,999,236
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,686,011
Fidelity Central Funds	6,071
Foreign currency transactions	20,243
Total net realized gain (loss)		45,712,325
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	102,452,069
Fidelity Central Funds	(6,366)
Assets and liabilities in foreign currencies	6,510
Total change in net unrealized appreciation (depreciation)		102,452,213
Net gain (loss)		148,164,538
Net increase (decrease) in net assets resulting from operations		$151,163,774

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,999,236	$6,092,738
Net realized gain (loss)	45,712,325	106,936,943
Change in net unrealized appreciation (depreciation)	102,452,213	18,937,528
Net increase (decrease) in net assets resulting from operations	151,163,774	131,967,209
Distributions to shareholders from net investment income	(2,342,887)	(7,587,944)
Distributions to shareholders from net realized gain	(26,353,209)	–
Total distributions	(28,696,096)	(7,587,944)
Share transactions
Proceeds from sales of shares	143,731,533	189,032,213
Reinvestment of distributions	28,101,673	7,429,891
Cost of shares redeemed	(303,355,779)	(610,875,058)
Net increase (decrease) in net assets resulting from share transactions	(131,522,573)	(414,412,954)
Redemption fees	–	4,452
Total increase (decrease) in net assets	(9,054,895)	(290,029,237)
Net Assets
Beginning of period	828,991,944	1,119,021,181
End of period	$819,937,049	$828,991,944
Other Information
Undistributed net investment income end of period	$228,222	$–
Distributions in excess of net investment income end of period	$–	$(329,110)
Shares
Sold	3,475,740	5,346,026
Issued in reinvestment of distributions	683,905	208,347
Redeemed	(7,779,213)	(17,715,321)
Net increase (decrease)	(3,619,568)	(12,160,948)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Discretionary Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.00	$32.38	$35.23	$33.30	$27.40
Income from Investment Operations
Net investment income (loss)B	.16	.21	.24	.15	.04
Net realized and unrealized gain (loss)	8.17	4.73	(1.79)	4.39	8.67
Total from investment operations	8.33	4.94	(1.55)	4.54	8.71
Distributions from net investment income	(.14)	(.32)	(.18)	(.11)	(.03)
Distributions from net realized gain	(1.54)	–	(1.13)	(2.51)	(2.77)
Total distributions	(1.68)	(.32)	(1.30)C	(2.61)D	(2.81)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$43.65	$37.00	$32.38	$35.23	$33.30
Total ReturnG	22.79%	15.29%	(4.60)%	14.79%	32.17%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.76%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.78%	.76%	.77%	.79%	.82%
Expenses net of all reductions	.77%	.76%	.76%	.79%	.81%
Net investment income (loss)	.40%	.60%	.71%	.46%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$819,937	$828,992	$1,119,021	$1,078,988	$557,868
Portfolio turnover rateJ	74%	39%K	69%	109%K	138%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

 D Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

 E Total distributions of $2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	24.75%	15.30%	13.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,754	Leisure Portfolio
$25,307	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Rebecca Painter:  For the fiscal year, the fund gained 24.75%, modestly behind the 25.48% advance of the MSCI U.S. IMI Consumer Services 25/50 Index, but well ahead of the 17.10% result of the broad-market S&P 500®. Leisure stocks benefited from a supportive backdrop the past 12 months, including rising business and consumer sentiment, a tight labor market, low unemployment, and wage growth. Solid fundamentals, among other factors, boosted the casinos & gaming and hotels, resorts & cruise lines subindustries. Versus the MSCI index, stock picks in the casinos & gaming category was the fund’s biggest detractor, whereas choices in hotels, resorts & cruise lines segment contributed most. Among individual stocks, underweighting fast-food giant McDonald's was by far the fund’s biggest individual detractor versus the MSCI industry index, though the stock was the fund’s largest holding. I materially added to the fund’s position in McDonald’s, ending the period with a modest overweighting. Underexposure to casino giant Wynn Resorts (+77%) also hurt. Conversely, an overweighting in hotel chain Marriott International (+64%) was our top contributor. Among our largest holdings, Marriott was boosted by a surge in business confidence following the November 2016 presidential election, and continuing throughout most of the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.
On August 3, 2017, Rebecca Painter became Co-Portfolio Manager of the fund, joining Lead Manager Katherine Shaw. On March 1, 2018, Rebecca was named sole manager of the fund.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
McDonald's Corp.	21.1
Starbucks Corp.	11.5
Marriott International, Inc. Class A	8.6
Royal Caribbean Cruises Ltd.	5.0
Las Vegas Sands Corp.	4.9
Carnival Corp.	4.2
MGM Mirage, Inc.	3.2
Hilton Worldwide Holdings, Inc.	3.1
Wyndham Worldwide Corp.	3.0
Yum! Brands, Inc.	3.0
67.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Hotels, Restaurants & Leisure	92.9%
Diversified Consumer Services	4.0%
Food & Staples Retailing	1.2%
Internet Software & Services	0.8%
Internet & Direct Marketing Retail	0.4%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Leisure Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Diversified Consumer Services - 4.0%
Education Services - 2.0%
Adtalem Global Education, Inc. (a)	87,200	$4,015,560
Grand Canyon Education, Inc. (a)	62,800	6,163,820
New Oriental Education & Technology Group, Inc. sponsored ADR	6,600	603,174
		10,782,554
Specialized Consumer Services - 2.0%
Service Corp. International	146,300	5,476,009
ServiceMaster Global Holdings, Inc. (a)	107,834	5,538,354
		11,014,363

TOTAL DIVERSIFIED CONSUMER SERVICES		21,796,917

Food & Staples Retailing - 1.2%
Food Distributors - 1.2%
Performance Food Group Co. (a)	208,600	6,393,590
Hotels, Restaurants & Leisure - 92.9%
Casinos & Gaming - 14.4%
Boyd Gaming Corp.	132,100	4,673,698
Caesars Entertainment Corp. (a)	300,000	3,810,000
Churchill Downs, Inc.	5,123	1,322,759
Eldorado Resorts, Inc. (a)(b)	249,400	8,504,540
Las Vegas Sands Corp.	364,208	26,517,984
MGM Mirage, Inc.	514,400	17,607,912
Penn National Gaming, Inc. (a)	180,449	4,801,748
Pinnacle Entertainment, Inc. (a)	39,400	1,188,698
PlayAGS, Inc. (a)	106,700	2,209,757
Scientific Games Corp. Class A (a)	49,400	2,195,830
Wynn Resorts Ltd.	32,300	5,410,250
		78,243,176
Hotels, Resorts & Cruise Lines - 29.0%
Bluegreen Vacations Corp.	72,700	1,406,018
Carnival Corp.	340,700	22,796,237
Hilton Grand Vacations, Inc. (a)	215,912	9,318,762
Hilton Worldwide Holdings, Inc.	209,597	16,933,342
Hyatt Hotels Corp. Class A	79,900	6,173,873
ILG, Inc.	103,300	3,136,188
Marriott International, Inc. Class A	330,993	46,739,522
Marriott Vacations Worldwide Corp.	55,797	7,839,479
Royal Caribbean Cruises Ltd.	215,390	27,268,374
Wyndham Worldwide Corp.	143,314	16,592,895
		158,204,690
Leisure Facilities - 3.4%
Cedar Fair LP (depositary unit)	26,543	1,773,338
Planet Fitness, Inc. (a)	204,600	7,566,108
Vail Resorts, Inc.	44,778	9,218,447
		18,557,893
Restaurants - 46.1%
ARAMARK Holdings Corp.	173,600	7,240,856
Chipotle Mexican Grill, Inc. (a)	29,600	9,424,936
Darden Restaurants, Inc.	57,700	5,319,363
Dave & Buster's Entertainment, Inc. (a)	11,214	502,051
DineEquity, Inc.	23,900	1,815,922
Domino's Pizza, Inc.	48,300	10,742,403
Dunkin' Brands Group, Inc. (b)	196,800	11,786,352
McDonald's Corp.	726,858	114,654,579
Papa John's International, Inc. (b)	17,600	1,016,224
Red Robin Gourmet Burgers, Inc. (a)	15,700	842,305
Restaurant Brands International, Inc.	36,300	2,127,590
Shake Shack, Inc. Class A (a)(b)	21,000	818,790
Starbucks Corp.	1,099,300	62,770,030
U.S. Foods Holding Corp. (a)	135,833	4,535,464
Wingstop, Inc.	18,807	852,145
Yum! Brands, Inc.	203,336	16,547,484
		250,996,494

TOTAL HOTELS, RESTAURANTS & LEISURE		506,002,253

Internet & Direct Marketing Retail - 0.4%
Internet & Direct Marketing Retail - 0.4%
Amazon.com, Inc. (a)	1,300	1,966,185
Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
2U, Inc. (a)	21,124	1,748,645
Alphabet, Inc. Class A (a)	2,300	2,539,016
		4,287,661
Multiline Retail - 0.2%
General Merchandise Stores - 0.2%
Dollar Tree, Inc. (a)	12,700	1,303,528
Textiles, Apparel & Luxury Goods - 0.3%
Apparel, Accessories & Luxury Goods - 0.3%
LVMH Moet Hennessy - Louis Vuitton SA	5,005	1,496,981
TOTAL COMMON STOCKS
(Cost $340,042,312)		543,247,115

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.41% (c)	521,262	521,366
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	12,518,458	12,519,710
TOTAL MONEY MARKET FUNDS
(Cost $13,041,920)		13,041,076
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $353,084,232)		556,288,191
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(11,748,563)
NET ASSETS - 100%		$544,539,628

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,230
Fidelity Securities Lending Cash Central Fund	58,066
Total	$101,296

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$543,247,115	$541,750,134	$1,496,981	$--
Money Market Funds	13,041,076	13,041,076	--	--
Total Investments in Securities:	$556,288,191	$554,791,210	$1,496,981	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Liberia	5.0%
Panama	4.2%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $12,036,431) — See accompanying schedule: Unaffiliated issuers (cost $340,042,312)	$543,247,115
Fidelity Central Funds (cost $13,041,920)	13,041,076
Total Investment in Securities (cost $353,084,232)		$556,288,191
Receivable for investments sold		1,483,953
Receivable for fund shares sold		442,289
Dividends receivable		1,111,782
Distributions receivable from Fidelity Central Funds		6,207
Prepaid expenses		1,838
Other receivables		5,260
Total assets		559,339,520
Liabilities
Payable for investments purchased	$814,988
Payable for fund shares redeemed	1,092,151
Accrued management fee	245,293
Other affiliated payables	88,750
Other payables and accrued expenses	44,985
Collateral on securities loaned	12,513,725
Total liabilities		14,799,892
Net Assets		$544,539,628
Net Assets consist of:
Paid in capital		$316,347,263
Undistributed net investment income		962,291
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,026,115
Net unrealized appreciation (depreciation) on investments		203,203,959
Net Assets, for 3,284,619 shares outstanding		$544,539,628
Net Asset Value, offering price and redemption price per share ($544,539,628 ÷ 3,284,619 shares)		$165.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$9,342,661
Income from Fidelity Central Funds (including $58,066 from security lending)		101,296
Total income		9,443,957
Expenses
Management fee	$2,760,350
Transfer agent fees	842,565
Accounting and security lending fees	197,130
Custodian fees and expenses	9,587
Independent trustees' fees and expenses	10,752
Registration fees	35,333
Audit	41,304
Legal	6,235
Interest	1,595
Miscellaneous	18,924
Total expenses before reductions	3,923,775
Expense reductions	(15,903)	3,907,872
Net investment income (loss)		5,536,085
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,227,420
Fidelity Central Funds	540
Foreign currency transactions	(1,249)
Total net realized gain (loss)		64,226,711
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	31,872,231
Fidelity Central Funds	(1,246)
Total change in net unrealized appreciation (depreciation)		31,870,985
Net gain (loss)		96,097,696
Net increase (decrease) in net assets resulting from operations		$101,633,781

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,536,085	$4,724,283
Net realized gain (loss)	64,226,711	4,111,071
Change in net unrealized appreciation (depreciation)	31,870,985	33,169,030
Net increase (decrease) in net assets resulting from operations	101,633,781	42,004,384
Distributions to shareholders from net investment income	(4,166,156)	(3,947,620)
Distributions to shareholders from net realized gain	(27,657,199)	–
Total distributions	(31,823,355)	(3,947,620)
Share transactions
Proceeds from sales of shares	243,148,042	56,175,802
Reinvestment of distributions	29,908,337	3,699,415
Cost of shares redeemed	(201,277,044)	(111,769,338)
Net increase (decrease) in net assets resulting from share transactions	71,779,335	(51,894,121)
Redemption fees	9,285	6,683
Total increase (decrease) in net assets	141,599,046	(13,830,674)
Net Assets
Beginning of period	402,940,582	416,771,256
End of period	$544,539,628	$402,940,582
Other Information
Undistributed net investment income end of period	$962,291	$54,750
Shares
Sold	1,507,775	417,493
Issued in reinvestment of distributions	181,314	26,364
Redeemed	(1,254,794)	(841,666)
Net increase (decrease)	434,295	(397,809)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Leisure Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$141.37	$128.31	$140.13	$135.06	$108.30
Income from Investment Operations
Net investment income (loss)B	1.75	1.56	1.47	1.31	1.40C
Net realized and unrealized gain (loss)	33.18	12.88	(6.24)	14.80	35.09
Total from investment operations	34.93	14.44	(4.77)	16.11	36.49
Distributions from net investment income	(1.39)	(1.38)	(1.30)	(1.47)	(1.01)
Distributions from net realized gain	(9.13)	–	(5.75)	(9.57)	(8.72)
Total distributions	(10.52)	(1.38)	(7.05)	(11.04)	(9.73)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$165.78	$141.37	$128.31	$140.13	$135.06
Total ReturnE,F	24.75%	11.26%	(3.48)%	12.91%	34.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.80%	.79%	.80%	.82%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.80%	.82%
Expenses net of all reductions	.77%	.79%	.78%	.80%	.81%
Net investment income (loss)	1.09%	1.17%	1.08%	1.00%	1.13%C
Supplemental Data
Net assets, end of period (000 omitted)	$544,540	$402,941	$416,771	$445,296	$568,149
Portfolio turnover rateH	56%	23%	48%	32%I	65%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	4.16%	12.19%	12.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,752	Multimedia Portfolio
$25,307	S&P 500® Index

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Nidhi Gupta:  For the fiscal year, the fund gained 4.16%, well ahead of the -1.30% return of the industry benchmark, the MSCI U.S. IMI Media 25/50 Index, but well behind the broadly based S&P 500®. As audiences continued to shift away from linear viewing on traditional platforms – watching programs at their time of broadcast – to internet and on-demand services, traditional media experienced widespread weakness the past 12 months. Versus the MSCI industry index, stock selection drove the fund's outperformance, led by choices in two out-of-index segments: internet & direct marketing retail and internet software & services. On a stock basis, the fund's out-of-index position in streaming-media provider Netflix proved the top relative contributor. A sizable out-of-index stake in social-media platform Facebook (+32%) also helped. Conversely, largely avoiding the strong-performing publishing segment, particularly not owning shares of News Corp. or The New York Times, detracted from the fund’s relative result. Given my investment focus on "new media" platforms, these two more-traditional media companies fell outside my investment parameters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Multimedia Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Comcast Corp. Class A	20.9
The Walt Disney Co.	20.6
Charter Communications, Inc. Class A	4.9
Twenty-First Century Fox, Inc. Class A	4.4
Netflix, Inc.	4.3
Time Warner, Inc.	4.0
Facebook, Inc. Class A	3.5
Lions Gate Entertainment Corp. Class B	3.3
Sirius XM Holdings, Inc.	3.2
Live Nation Entertainment, Inc.	3.1
72.2

Top Industries (% of fund's net assets)

As of February 28, 2018
Media	81.6%
Internet Software & Services	7.7%
Internet & Direct Marketing Retail	6.5%
Technology Hardware, Storage & Peripherals	3.1%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Multimedia Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Household Durables - 0.0%
Consumer Electronics - 0.0%
Roku, Inc. Class A	5,600	$228,312
Internet & Direct Marketing Retail - 6.5%
Internet & Direct Marketing Retail - 6.5%
Netflix, Inc. (a)	75,000	21,853,500
The Booking Holdings, Inc. (a)	5,600	11,390,624
		33,244,124
Internet Software & Services - 7.7%
Internet Software & Services - 7.7%
Alphabet, Inc.:
Class A (a)	9,600	10,597,632
Class C (a)	9,714	10,731,347
Facebook, Inc. Class A (a)	100,100	17,849,832
		39,178,811
Media - 81.6%
Advertising - 1.8%
Interpublic Group of Companies, Inc.	145,900	3,414,060
Omnicom Group, Inc.	76,600	5,839,218
		9,253,278
Broadcasting - 2.2%
CBS Corp. Class B	205,538	10,887,348
Cumulus Media, Inc. Class A (a)	26	3
Discovery Communications, Inc. Class A (a)	450	10,944
		10,898,295
Cable & Satellite - 33.1%
Charter Communications, Inc. Class A (a)	73,071	24,985,167
Comcast Corp. Class A	2,938,400	106,399,464
Liberty Broadband Corp.:
Class A (a)	146,623	12,811,918
Class C (a)	90,740	7,974,231
Sirius XM Holdings, Inc. (b)	2,636,400	16,556,592
		168,727,372
Movies & Entertainment - 44.5%
Cinemark Holdings, Inc.	116,700	4,966,752
Liberty Media Corp.:
Liberty Media Class A (a)	333,362	10,524,238
Liberty SiriusXM Series A (a)	63,500	2,663,825
Liberty SiriusXM Series C (a)	207,186	8,652,087
Lions Gate Entertainment Corp. Class B	629,834	16,904,745
Live Nation Entertainment, Inc. (a)	357,300	16,007,040
The Madison Square Garden Co. (a)	49,899	12,185,336
The Walt Disney Co.	1,017,304	104,945,081
Time Warner, Inc.	219,382	20,393,751
Twenty-First Century Fox, Inc.:
Class A	604,607	22,261,630
Class B	191,600	6,978,072
		226,482,557
Publishing - 0.0%
China Literature Ltd. (a)(c)	6,800	66,302
Gannett Co., Inc.	6,937	69,647
		135,949

TOTAL MEDIA		415,497,451

Technology Hardware, Storage & Peripherals - 3.1%
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	87,200	15,532,064
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Despegar.com Corp.	4,716	133,934
TOTAL COMMON STOCKS
(Cost $242,080,419)		503,814,696

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.41% (d)	51,147	51,157
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	17,136,418	17,138,132
TOTAL MONEY MARKET FUNDS
(Cost $17,189,156)		17,189,289
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $259,269,575)		521,003,985
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(11,628,846)
NET ASSETS - 100%		$509,375,139

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $66,302 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,803
Fidelity Securities Lending Cash Central Fund	401,207
Total	$425,010

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$503,814,696	$503,748,394	$66,302	$--
Money Market Funds	17,189,289	17,189,289	--	--
Total Investments in Securities:	$521,003,985	$520,937,683	$66,302	$--

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $16,555,336) — See accompanying schedule: Unaffiliated issuers (cost $242,080,419)	$503,814,696
Fidelity Central Funds (cost $17,189,156)	17,189,289
Total Investment in Securities (cost $259,269,575)		$521,003,985
Receivable for investments sold		6,382,461
Receivable for fund shares sold		163,141
Dividends receivable		30,639
Distributions receivable from Fidelity Central Funds		57,087
Prepaid expenses		2,125
Other receivables		4,025
Total assets		527,643,463
Liabilities
Payable for fund shares redeemed	$743,159
Accrued management fee	236,348
Other affiliated payables	103,109
Other payables and accrued expenses	50,408
Collateral on securities loaned	17,135,300
Total liabilities		18,268,324
Net Assets		$509,375,139
Net Assets consist of:
Paid in capital		$224,148,932
Undistributed net investment income		270,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,221,079
Net unrealized appreciation (depreciation) on investments		261,734,410
Net Assets, for 6,391,240 shares outstanding		$509,375,139
Net Asset Value, offering price and redemption price per share ($509,375,139 ÷ 6,391,240 shares)		$79.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$6,001,665
Income from Fidelity Central Funds (including $401,207 from security lending)		425,010
Total income		6,426,675
Expenses
Management fee	$3,322,480
Transfer agent fees	1,210,912
Accounting and security lending fees	229,871
Custodian fees and expenses	8,352
Independent trustees' fees and expenses	13,597
Registration fees	31,084
Audit	40,712
Legal	8,346
Interest	873
Miscellaneous	28,242
Total expenses before reductions	4,894,469
Expense reductions	(47,037)	4,847,432
Net investment income (loss)		1,579,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,287,039
Fidelity Central Funds	(508)
Foreign currency transactions	10
Total net realized gain (loss)		55,286,541
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(33,682,565)
Fidelity Central Funds	(1,853)
Total change in net unrealized appreciation (depreciation)		(33,684,418)
Net gain (loss)		21,602,123
Net increase (decrease) in net assets resulting from operations		$23,181,366

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,579,243	$1,721,308
Net realized gain (loss)	55,286,541	33,248,436
Change in net unrealized appreciation (depreciation)	(33,684,418)	102,417,983
Net increase (decrease) in net assets resulting from operations	23,181,366	137,387,727
Distributions to shareholders from net investment income	(1,071,017)	(2,410,179)
Distributions to shareholders from net realized gain	(29,592,267)	(39,255,107)
Total distributions	(30,663,284)	(41,665,286)
Share transactions
Proceeds from sales of shares	53,712,116	142,629,475
Reinvestment of distributions	29,534,153	40,020,773
Cost of shares redeemed	(246,786,302)	(174,102,382)
Net increase (decrease) in net assets resulting from share transactions	(163,540,033)	8,547,866
Redemption fees	5,340	3,008
Total increase (decrease) in net assets	(171,016,611)	104,273,315
Net Assets
Beginning of period	680,391,750	576,118,435
End of period	$509,375,139	$680,391,750
Other Information
Undistributed net investment income end of period	$270,718	$–
Distributions in excess of net investment income end of period	$–	$(167,902)
Shares
Sold	658,481	1,849,202
Issued in reinvestment of distributions	368,028	546,111
Redeemed	(3,060,717)	(2,369,431)
Net increase (decrease)	(2,034,208)	25,882

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Multimedia Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$80.75	$68.59	$82.48	$81.74	$61.55
Income from Investment Operations
Net investment income (loss)B	.21	.22	.27	.22	.20
Net realized and unrealized gain (loss)	3.14	17.53	(8.82)	7.62	22.46
Total from investment operations	3.35	17.75	(8.55)	7.84	22.66
Distributions from net investment income	(.16)	(.33)	(.23)	(.20)	(.19)
Distributions from net realized gain	(4.23)	(5.26)	(5.12)	(6.89)	(2.30)
Total distributions	(4.40)C	(5.59)	(5.34)D	(7.10)E	(2.48)F
Redemption fees added to paid in capitalB	–G	–G	–G	–G	.01
Net asset value, end of period	$79.70	$80.75	$68.59	$82.48	$81.74
Total ReturnH	4.16%	26.85%	(10.88)%	10.16%	37.01%
Ratios to Average Net AssetsI,J
Expenses before reductions	.80%	.82%	.81%	.81%	.81%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.81%	.81%
Expenses net of all reductions	.79%	.82%	.80%	.81%	.80%
Net investment income (loss)	.26%	.30%	.34%	.27%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$509,375	$680,392	$576,118	$802,988	$1,008,988
Portfolio turnover rateK	22%	33%	42%	55%	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.40 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $4.233 per share.

 D Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

 E Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

 F Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	28.66%	20.35%	18.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$55,532	Retailing Portfolio
$25,307	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Nicola Stafford:  For the fiscal year, the fund gained 28.66%, trailing the 30.77% result of the MSCI U.S. IMI Retailing 25/50 Index, but handily topping the broader S&P 500® index. A strong job market in the U.S. and increasing wages lifted the retailing industry the past 12 months. Versus the MSCI industry index, the largest detractor was the fund's position in cash – about 3% of assets, on average – in a strong market for retailing stocks. Security selection detracted to a much lesser extent, with my picks in a number of subindustries hampering our relative return. In particular, overweightings in auto-parts retailers AutoZone and O'Reilly Automotive were the largest individual relative detractors. The shares of each suffered due to the threat of more online competition. Both were among the fund's biggest holdings. Elsewhere, not owning index stocks Best Buy and Overstock.com hurt versus the index, as did overweighing poor-performing specialty retailer Ulta Beauty. Conversely, among the largest relative detractors were not owning apparel retailer Foot Locker and home-furnishings retailer Bed Bath & Beyond – each of which lost ground as they faced sluggish sales growth. Lastly, it helped to largely avoid auto-parts retailer Advance Auto Parts, which reported disappointing earnings for 2017. The fund did not own Advance Auto Parts until December, and we ended the period with an overweighting.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Amazon.com, Inc.	24.4
Home Depot, Inc.	15.8
Lowe's Companies, Inc.	4.8
Netflix, Inc.	4.8
The Booking Holdings, Inc.	4.8
TJX Companies, Inc.	4.4
Dollar General Corp.	3.0
Ross Stores, Inc.	2.9
AutoZone, Inc.	2.5
O'Reilly Automotive, Inc.	2.4
69.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Specialty Retail	39.9%
Internet & Direct Marketing Retail	36.9%
Multiline Retail	5.6%
Hotels, Restaurants & Leisure	3.8%
Textiles, Apparel & Luxury Goods	2.7%
All Others*	11.1%

* Includes short-term investments and net other assets (liabilities).

Retailing Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
Distributors - 1.1%
Distributors - 1.1%
LKQ Corp. (a)	633,300	$25,002,684
Food & Staples Retailing - 1.9%
Food Retail - 0.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	240,400	11,688,401
Hypermarkets & Super Centers - 1.4%
Costco Wholesale Corp.	98,443	18,792,769
Walmart, Inc.	150,900	13,582,509
		32,375,278

TOTAL FOOD & STAPLES RETAILING		44,063,679

Health Care Providers & Services - 0.4%
Health Care Facilities - 0.4%
Ryman Healthcare Group Ltd.	1,203,809	9,272,238
Hotels, Restaurants & Leisure - 3.8%
Casinos & Gaming - 0.5%
MGM Mirage, Inc.	347,200	11,884,656
Hotels, Resorts & Cruise Lines - 0.5%
Accor SA	204,600	11,792,582
Leisure Facilities - 0.6%
Cedar Fair LP (depositary unit)	217,400	14,524,494
Restaurants - 2.2%
Compass Group PLC	824,600	17,518,800
Dunkin' Brands Group, Inc. (b)	231,900	13,888,491
U.S. Foods Holding Corp. (a)	545,600	18,217,584
		49,624,875

TOTAL HOTELS, RESTAURANTS & LEISURE		87,826,607

Household Durables - 0.5%
Household Appliances - 0.5%
Techtronic Industries Co. Ltd.	1,873,500	11,754,329
Internet & Direct Marketing Retail - 36.9%
Internet & Direct Marketing Retail - 36.9%
Amazon.com, Inc. (a)	375,330	567,667,859
Expedia, Inc.	212,700	22,369,659
Liberty Interactive Corp. QVC Group Series A (a)	1,230,200	35,515,874
Netflix, Inc. (a)	386,700	112,676,646
The Booking Holdings, Inc. (a)	54,880	111,628,115
YOOX SpA (a)	207,400	9,518,317
		859,376,470
Leisure Products - 0.4%
Leisure Products - 0.4%
Mattel, Inc. (b)	580,000	9,222,000
Media - 0.9%
Cable & Satellite - 0.4%
Comcast Corp. Class A	259,300	9,389,253
Movies & Entertainment - 0.5%
Cinemark Holdings, Inc.	255,600	10,878,336

TOTAL MEDIA		20,267,589

Multiline Retail - 5.6%
Department Stores - 0.9%
Macy's, Inc.	697,200	20,504,652
General Merchandise Stores - 4.7%
B&M European Value Retail S.A.	2,233,396	12,635,446
Dollar General Corp.	726,600	68,729,094
Dollar Tree, Inc. (a)	279,000	28,636,560
		110,001,100

TOTAL MULTILINE RETAIL		130,505,752

Personal Products - 0.4%
Personal Products - 0.4%
Coty, Inc. Class A	527,600	10,193,232
Specialty Retail - 39.9%
Apparel Retail - 8.9%
Inditex SA	261,098	7,905,047
L Brands, Inc.	616,583	30,416,039
Ross Stores, Inc.	857,300	66,946,557
TJX Companies, Inc.	1,230,100	101,704,668
		206,972,311
Automotive Retail - 5.9%
Advance Auto Parts, Inc.	181,100	20,690,675
AutoZone, Inc. (a)	88,463	58,803,125
Monro, Inc.	55,000	2,799,500
O'Reilly Automotive, Inc. (a)	224,186	54,743,979
		137,037,279
Home Improvement Retail - 20.6%
Home Depot, Inc.	2,016,400	367,529,228
Lowe's Companies, Inc.	1,260,000	112,883,400
		480,412,628
Specialty Stores - 4.5%
Signet Jewelers Ltd. (b)	382,700	19,242,156
Tiffany & Co., Inc.	347,400	35,101,296
Tractor Supply Co.	338,600	21,985,298
Ulta Beauty, Inc.	145,200	29,526,420
		105,855,170

TOTAL SPECIALTY RETAIL		930,277,388

Textiles, Apparel & Luxury Goods - 2.7%
Apparel, Accessories & Luxury Goods - 2.1%
lululemon athletica, Inc. (a)	89,157	7,230,633
Luxottica Group SpA	204,000	12,234,390
Prada SpA	3,874,600	16,026,202
Tapestry, Inc.	230,900	11,755,119
		47,246,344
Footwear - 0.6%
NIKE, Inc. Class B	217,840	14,601,815

TOTAL TEXTILES, APPAREL & LUXURY GOODS		61,848,159

Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
Bunzl PLC	210,300	5,644,451
TOTAL COMMON STOCKS
(Cost $1,151,013,078)		2,205,254,578

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 1.41% (c)	107,543,921	107,565,430
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	20,400,274	20,402,314
TOTAL MONEY MARKET FUNDS
(Cost $127,967,744)		127,967,744
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,278,980,822)		2,333,222,322
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,856,011)
NET ASSETS - 100%		$2,329,366,311

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$579,935
Fidelity Securities Lending Cash Central Fund	213,108
Total	$793,043

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,205,254,578	$2,100,225,014	$105,029,564	$--
Money Market Funds	127,967,744	127,967,744	--	--
Total Investments in Securities:	$2,333,222,322	$2,228,192,758	$105,029,564	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$24,553,787
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $19,580,828) — See accompanying schedule: Unaffiliated issuers (cost $1,151,013,078)	$2,205,254,578
Fidelity Central Funds (cost $127,967,744)	127,967,744
Total Investment in Securities (cost $1,278,980,822)		$2,333,222,322
Foreign currency held at value (cost $779,287)		779,287
Receivable for investments sold		15,439,232
Receivable for fund shares sold		7,641,847
Dividends receivable		1,112,247
Distributions receivable from Fidelity Central Funds		117,144
Prepaid expenses		6,140
Other receivables		10,725
Total assets		2,358,328,944
Liabilities
Payable for investments purchased	$5,408,949
Payable for fund shares redeemed	1,669,473
Accrued management fee	1,020,466
Other affiliated payables	369,247
Other payables and accrued expenses	89,598
Collateral on securities loaned	20,404,900
Total liabilities		28,962,633
Net Assets		$2,329,366,311
Net Assets consist of:
Paid in capital		$1,257,111,162
Distributions in excess of net investment income		(639,206)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,652,146
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,054,242,209
Net Assets, for 16,230,991 shares outstanding		$2,329,366,311
Net Asset Value, offering price and redemption price per share ($2,329,366,311 ÷ 16,230,991 shares)		$143.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$19,645,426
Income from Fidelity Central Funds (including $213,108 from security lending)		793,043
Total income		20,438,469
Expenses
Management fee	$10,491,795
Transfer agent fees	3,566,871
Accounting and security lending fees	593,187
Custodian fees and expenses	27,638
Independent trustees' fees and expenses	41,140
Registration fees	93,455
Audit	41,025
Legal	24,215
Interest	2,430
Miscellaneous	82,199
Total expenses before reductions	14,963,955
Expense reductions	(34,016)	14,929,939
Net investment income (loss)		5,508,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	113,659,376
Fidelity Central Funds	(4,420)
Foreign currency transactions	(17,622)
Total net realized gain (loss)		113,637,334
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	368,013,699
Fidelity Central Funds	(799)
Assets and liabilities in foreign currencies	7,071
Total change in net unrealized appreciation (depreciation)		368,019,971
Net gain (loss)		481,657,305
Net increase (decrease) in net assets resulting from operations		$487,165,835

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,508,530	$1,397,815
Net realized gain (loss)	113,637,334	18,197,857
Change in net unrealized appreciation (depreciation)	368,019,971	289,174,021
Net increase (decrease) in net assets resulting from operations	487,165,835	308,769,693
Distributions to shareholders from net investment income	(4,427,075)	(2,743,328)
Distributions to shareholders from net realized gain	(65,230,373)	–
Total distributions	(69,657,448)	(2,743,328)
Share transactions
Proceeds from sales of shares	575,718,782	851,900,058
Reinvestment of distributions	66,546,015	2,631,909
Cost of shares redeemed	(654,809,547)	(1,086,215,468)
Net increase (decrease) in net assets resulting from share transactions	(12,544,750)	(231,683,501)
Redemption fees	–	64,279
Total increase (decrease) in net assets	404,963,637	74,407,143
Net Assets
Beginning of period	1,924,402,674	1,849,995,531
End of period	$2,329,366,311	$1,924,402,674
Other Information
Distributions in excess of net investment income end of period	$(639,206)	$(1,279,549)
Shares
Sold	4,373,409	7,963,159
Issued in reinvestment of distributions	508,567	23,719
Redeemed	(5,294,315)	(10,069,012)
Net increase (decrease)	(412,339)	(2,082,134)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Retailing Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$115.63	$98.80	$95.26	$88.40	$66.59
Income from Investment Operations
Net investment income (loss)B	.36	.08	.13C	.31D	.15E
Net realized and unrealized gain (loss)	32.32	16.90	4.69	13.72	23.64
Total from investment operations	32.68	16.98	4.82	14.03	23.79
Distributions from net investment income	(.31)	(.15)	(.18)	(.17)	(.12)
Distributions from net realized gain	(4.49)	–	(1.10)	(7.01)	(1.86)
Total distributions	(4.80)	(.15)	(1.29)F	(7.17)G	(1.99)H
Redemption fees added to paid in capitalB	–	–I	.01	–I	.01
Net asset value, end of period	$143.51	$115.63	$98.80	$95.26	$88.40
Total ReturnJ	28.66%	17.20%	5.11%	17.29%	35.82%
Ratios to Average Net AssetsK,L
Expenses before reductions	.78%	.78%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.81%	.83%
Expenses net of all reductions	.77%	.78%	.80%	.81%	.82%
Net investment income (loss)	.29%	.07%	.14%C	.36%D	.18%E
Supplemental Data
Net assets, end of period (000 omitted)	$2,329,366	$1,924,403	$1,849,996	$915,177	$1,063,920
Portfolio turnover rateM	24%	17%	11%	31%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 F Total distributions of $1.29 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.103 per share.

 G Total distributions of $7.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $7.006 per share.

 H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

 I Amount represents less than $.005 per share.

 J Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$48,350,294	$15,179,114	$(1,174,312)	$14,004,802
Construction and Housing Portfolio	241,598,756	102,832,732	(12,589,913)	90,242,819
Consumer Discretionary Portfolio	586,614,012	251,132,237	(11,158,619)	239,973,618
Leisure Portfolio	356,062,592	202,026,815	(1,801,216)	200,225,599
Multimedia Portfolio	262,933,452	259,025,275	(954,742)	258,070,533
Retailing Portfolio	1,279,397,373	1,106,220,921	(52,395,972)	1,053,824,949

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$79,776	$1,819,380	$14,003,489
Construction and Housing Portfolio	512,402	15,030,984	90,242,819
Consumer Discretionary Portfolio	228,321	12,501,078	239,973,954
Leisure Portfolio	1,407,976	27,004,476	199,779,914
Multimedia Portfolio	270,717	26,884,955	258,070,533
Retailing Portfolio	–	19,068,697	1,053,582,248

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$298,505	$8,188,561	$8,487,066
Construction and Housing Portfolio	1,543,811	46,308,729	47,852,540
Consumer Discretionary Portfolio	2,342,887	26,353,209	28,696,096
Leisure Portfolio	4,166,156	27,657,199	31,823,355
Multimedia Portfolio	1,071,017	29,592,267	30,663,284
Retailing Portfolio	4,427,075	65,230,373	69,657,448

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$804,065	$3,128,021	$3,932,086
Construction and Housing Portfolio	2,958,507	10,930,766	13,889,273
Consumer Discretionary Portfolio	7,587,944	–	7,587,944
Leisure Portfolio	3,947,620	–	3,947,620
Multimedia Portfolio	12,985,625	28,679,661	41,665,286
Retailing Portfolio	2,743,328	–	2,743,328

Trading (Redemption) Fees. Shares held by investors in the Automotive Portfolio, Construction and Housing Portfolio, Leisure Portfolio and Multimedia portfolio for less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	63,538,415	69,082,748
Construction and Housing Portfolio	210,873,365	317,739,562
Consumer Discretionary Portfolio	553,185,537	709,443,204
Leisure Portfolio	333,530,630	282,430,532
Multimedia Portfolio	136,137,805	314,960,714
Retailing Portfolio	457,398,374	569,157,179

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.24%	.54%
Construction and Housing Portfolio	.30%	.24%	.54%
Consumer Discretionary Portfolio	.30%	.24%	.54%
Leisure Portfolio	.30%	.24%	.54%
Multimedia Portfolio	.30%	.24%	.54%
Retailing Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.23%
Construction and Housing Portfolio	.19%
Consumer Discretionary Portfolio	.17%
Leisure Portfolio	.17%
Multimedia Portfolio	.20%
Retailing Portfolio	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$1,228
Construction and Housing Portfolio	6,485
Consumer Discretionary Portfolio	12,128
Leisure Portfolio	7,077
Multimedia Portfolio	6,539
Retailing Portfolio	5,687

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Construction and Housing Portfolio	Borrower	$5,651,500	1.34%	$420
Consumer Discretionary Portfolio	Borrower	27,816,600	1.10%	4,246
Leisure Portfolio	Borrower	8,600,000	1.33%	1,595
Multimedia Portfolio	Borrower	5,795,000	1.08%	873
Retailing Portfolio	Borrower	2,708,800	1.35%	1,013

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 7,597,094 shares of Consumer Discretionary Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $255,946,088. The Fund had a net realized gain of $63,305,455 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$166
Construction and Housing Portfolio	1,189
Consumer Discretionary Portfolio	2,323
Leisure Portfolio	1,482
Multimedia Portfolio	1,959
Retailing Portfolio	5,781

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Retailing Portfolio	$2,794,273	1.66%	$1,417

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Automotive Portfolio	$2,175
Construction and Housing Portfolio	18,991
Consumer Discretionary Portfolio	50,948
Leisure Portfolio	11,499
Multimedia Portfolio	41,807
Retailing Portfolio	15,192

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$545
Construction and Housing Portfolio	3,604
Consumer Discretionary Portfolio	7,339
Leisure Portfolio	4,404
Multimedia Portfolio	5,230
Retailing Portfolio	18,824

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP Funds Manager 50% Portfolio	VIP Funds Manager 60% Portfolio
Consumer Discretionary Portfolio	20%	23%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Consumer Discretionary Portfolio	54%

Effective after the close of business on April 13, 2018, shares of Consumer Discretionary Portfolio held by the VIP FundsManager Portfolios were redeemed in-kind for investments. Consumer Discretionary Portfolio realized gain (loss) for book purposes, but did not recognize any gain or loss for federal income tax purposes. The VIP FundsManager Portfolios' ownership in Consumer Discretionary Portfolio was reduced to 0%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018 including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Michael E. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at [insert applicable phone number(s) from SAI front cover].

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioBA	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Automotive Portfolio	.94%
Actual		$1,000.00	$1,133.10	$4.97
Hypothetical-C		$1,000.00	$1,020.13	$4.71
Construction and Housing Portfolio	.80%
Actual		$1,000.00	$1,070.10	$4.11
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Consumer Discretionary Portfolio	.77%
Actual		$1,000.00	$1,180.10	$4.16
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Leisure Portfolio	.77%
Actual		$1,000.00	$1,101.40	3.96
Hypothetical-C		$1,000.00	1,021.03	3.81
Multimedia Portfolio	.80%
Actual		$1,000.00	998.80	$3.96
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Retailing Portfolio	.77%
Actual		$1,000.00	$1,264.60	$4.32
Hypothetical-C		$1,000.00	$1,020.98	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/09/18	04/06/18	$0.060	$1.355
Construction and Housing Portfolio	04/09/18	04/06/18	$0.098	$2.855
Consumer Discretionary Portfolio	04/09/18	04/06/18	$0.013	$0.673
Leisure Portfolio	04/09/18	04/06/18	$0.442	$8.473
Multimedia Portfolio	04/09/18	04/06/18	$0.044	$4.294
Retailing Portfolio	04/09/18	04/06/18	$0.000	$1.165

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$8,072,482
Construction and Housing Portfolio	$60,040,359
Consumer Discretionary Portfolio	$44,583,203
Leisure Portfolio	$55,903,397
Multimedia Portfolio	$54,771,652
Retailing Portfolio	$94,563,655

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Automotive Portfolio	–	100%
Construction and Housing Portfolio	–	100%
Consumer Discretionary Portfolio	–	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Automotive Portfolio	–	100%
Construction and Housing Portfolio	–	100%
Consumer Discretionary Portfolio	–	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	–	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Multimedia Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, and Leisure Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Automotive Portfolio.

	# of Votes	% of Votes
Affirmative	27,036,109.38	75.965
Against	2,996,923.26	8.421
Abstain	1,550,910.38	4.357
Broker Non-Vote	4,006,582.74	11.257
TOTAL	35,590,525.76	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Construction and Housing Portfolio.

	# of Votes	% of Votes
Affirmative	156,364,972.36	68.427
Against	34,867,739.77	15.258
Abstain	21,660,092.97	9.478
Broker Non-Vote	15,624,057.17	6.837
TOTAL	228,516,862.27	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Consumer Discretionary Portfolio.

	# of Votes	% of Votes
Affirmative	436,017,398.20	79.892
Against	62,811,703.14	11.509
Abstain	34,930,477.38	6.400
Broker Non-Vote	12,002,492.54	2.199
TOTAL	545,762,071.26	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Leisure Portfolio.

	# of Votes	% of Votes
Affirmative	220,998,535.96	70.470
Against	57,191,707.26	18.237
Abstain	23,695,870.57	7.556
Broker Non-Vote	11,721,748.42	3.737
TOTAL	313,607,862.21	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Multimedia Portfolio.

	# of Votes	% of Votes
Affirmative	313,144,940.54	74.902
Against	48,155,304.60	11.518
Abstain	30,701,082.51	7.343
Broker Non-Vote	26,075,881.84	6.237
TOTAL	418,077,209.49	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Retailing Portfolio.

	# of Votes	% of Votes
Affirmative	801,179,729.38	70.291
Against	135,976,292.91	11.930
Abstain	78,243,392.45	6.865
Broker Non-Vote	124,408,405.10	10.914
TOTAL	1,139,807,819.84	100.000

PROPOSAL 3

To modify Automotive Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	27,288,762.73	76.675
Against	2,728,600.54	7.667
Abstain	1,566,579.75	4.401
Broker Non-Vote	4,006,582.74	11.257
TOTAL	35,590,525.76	100.000

PROPOSAL 3

To modify Leisure Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	233,252,103.06	74.377
Against	44,732,657.96	14.264
Abstain	23,901,352.77	7.622
Broker Non-Vote	11,721,748.42	3.737
TOTAL	313,607,862.21	100.000

PROPOSAL 3

To modify Multimedia Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	320,359,376.27	76.627
Against	40,759,903.08	9.750
Abstain	30,882,048.30	7.386
Broker Non-Vote	26,075,881.84	6.237
TOTAL	418,077,209.49	100.000

PROPOSAL 3

To modify Retailing Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	834,866,382.54	73.247
Against	104,495,346.17	9.168
Abstain	76,037,686.03	6.671
Broker Non-Vote	124,408,405.10	10.914
TOTAL	1,139,807,819.84	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCON-ANN-0418
1.813633.113

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2018

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	12.31%	16.07%	7.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,918	Banking Portfolio
$25,307	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Reed:  For the year, the fund gained 12.31%, comfortably ahead of the 10.10% return of the MSCI U.S. IMI Banks 5% Capped Linked Index, but trailing the S&P 500®. Versus the MSCI index, stock selection and an underweighting in regional banks lifted performance, as did positioning in thrifts & mortgage finance. Our top relative contributor and one of the fund’s largest holdings was Bank of America, which saw its shares advance about 32% this period. Other notable contributors included a group of three stocks of companies that provide mortgage or title insurance: NMI Holdings, and two non-index stocks, First American Financial Group and FNF Group. Conversely, an out-of-index allocation to consumer finance was a mild detractor this period. Bank of the Ozarks was the fund’s largest relative detractor. Shares of the Arkansas-based regional lender tumbled near the end of July. Selling the strong-performing shares of regional bank Comerica early in the period also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 3, 2017, Matthew Reed became sole Portfolio Manager of the fund, after having served as Co-Manager with John Sheehy since September 1, 2016.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. Additionally, shareholders approved a proposal to reclassify Select Banking Portfolio as a non-diversified fund, which allows it to focus its investments more heavily in securities of fewer issuers. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Bank of America Corp.	7.8
Wells Fargo & Co.	7.1
Huntington Bancshares, Inc.	6.4
PNC Financial Services Group, Inc.	5.3
U.S. Bancorp	5.0
Bank of the Ozarks, Inc.	3.8
Capital One Financial Corp.	3.2
Citigroup, Inc.	2.9
SunTrust Banks, Inc.	2.8
Signature Bank	2.7
47.0

Top Industries (% of fund's net assets)

As of February 28, 2018
Banks	83.9%
Consumer Finance	6.8%
Thrifts & Mortgage Finance	3.8%
Capital Markets	2.9%
Textiles, Apparel & Luxury Goods	0.7%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

Banking Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Banks - 83.9%
Diversified Banks - 25.3%
Bank of America Corp.	2,016,576	$64,732,091
Citigroup, Inc.	314,400	23,734,056
JPMorgan Chase & Co.	142,500	16,458,750
The Bank of NT Butterfield & Son Ltd.	94,200	4,296,462
U.S. Bancorp	765,100	41,590,836
Wells Fargo & Co.	1,014,292	59,244,796
		210,056,991
Regional Banks - 58.6%
1st Source Corp.	160,860	7,933,615
Associated Banc-Corp.	526,200	12,997,140
Bank of the Ozarks, Inc.	639,500	31,904,655
BB&T Corp.	180,500	9,810,175
Camden National Corp.	96,332	4,067,137
CIT Group, Inc.	253,000	13,421,650
Commerce Bancshares, Inc.	66,172	3,822,756
Community Trust Bancorp, Inc.	175,776	7,646,256
ConnectOne Bancorp, Inc.	204,300	5,883,840
Cullen/Frost Bankers, Inc.	69,000	7,175,310
CVB Financial Corp.	176,200	4,052,600
East West Bancorp, Inc.	277,000	18,157,350
First Citizen Bancshares, Inc.	39,200	15,958,320
First Hawaiian, Inc.	399,200	11,093,768
Great Western Bancorp, Inc.	214,300	8,762,727
Hanmi Financial Corp.	279,900	8,550,945
Hilltop Holdings, Inc.	362,400	8,809,944
Hope Bancorp, Inc.	683,620	12,346,177
Huntington Bancshares, Inc.	3,371,300	52,929,410
Investors Bancorp, Inc.	642,900	8,679,150
Lakeland Financial Corp.	158,700	7,190,697
Northrim Bancorp, Inc.	44,500	1,479,625
PacWest Bancorp	195,336	10,184,819
PNC Financial Services Group, Inc.	277,291	43,717,699
Popular, Inc.	197,737	8,306,931
Preferred Bank, Los Angeles	142,256	8,866,816
Prosperity Bancshares, Inc.	183,400	13,755,000
Regions Financial Corp.	993,200	19,278,012
Signature Bank (a)	155,500	22,732,545
SunTrust Banks, Inc.	337,000	23,536,080
SVB Financial Group (a)	16,000	3,983,680
Trico Bancshares	16,897	631,103
UMB Financial Corp.	160,500	11,716,500
Univest Corp. of Pennsylvania	167,300	4,584,020
Valley National Bancorp	996,300	12,423,861
WesBanco, Inc.	289,800	11,942,658
Wintrust Financial Corp.	157,400	13,301,874
Zions Bancorporation	268,450	14,756,697
		486,391,542

TOTAL BANKS		696,448,533

Capital Markets - 2.9%
Asset Management & Custody Banks - 2.4%
Northern Trust Corp.	64,500	6,828,615
State Street Corp.	89,800	9,532,270
The Blackstone Group LP	115,300	3,920,200
		20,281,085
Investment Banking & Brokerage - 0.5%
Goldman Sachs Group, Inc.	15,800	4,154,294

TOTAL CAPITAL MARKETS		24,435,379

Consumer Finance - 6.8%
Consumer Finance - 6.8%
Capital One Financial Corp.	270,800	26,519,444
Discover Financial Services	107,300	8,458,459
OneMain Holdings, Inc. (a)	265,300	8,134,098
SLM Corp. (a)	844,700	9,215,677
Synchrony Financial	118,200	4,301,298
		56,628,976
Insurance - 0.5%
Property & Casualty Insurance - 0.5%
First American Financial Corp.	22,200	1,288,266
FNF Group	64,700	2,583,471
		3,871,737
Textiles, Apparel & Luxury Goods - 0.7%
Textiles - 0.7%
Cadence Bancorp	213,200	5,845,944
Thrifts & Mortgage Finance - 3.8%
Thrifts & Mortgage Finance - 3.8%
Beneficial Bancorp, Inc.	546,705	8,200,575
Essent Group Ltd. (a)	50,500	2,277,045
Meridian Bancorp, Inc. Maryland	222,465	4,460,423
NMI Holdings, Inc. (a)	527,226	10,465,436
TFS Financial Corp.	435,200	6,380,032
		31,783,511
Trading Companies & Distributors - 0.5%
Trading Companies & Distributors - 0.5%
AerCap Holdings NV (a)	76,400	3,790,204
TOTAL COMMON STOCKS
(Cost $568,934,791)		822,804,284

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.41% (b)
(Cost $10,070,337)	10,068,323	10,070,337
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $579,005,128)		832,874,621
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,629,975)
NET ASSETS - 100%		$830,244,646

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$80,463
Fidelity Securities Lending Cash Central Fund	7,950
Total	$88,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $568,934,791)	$822,804,284
Fidelity Central Funds (cost $10,070,337)	10,070,337
Total Investment in Securities (cost $579,005,128)		$832,874,621
Receivable for fund shares sold		1,675,272
Dividends receivable		910,328
Distributions receivable from Fidelity Central Funds		5,811
Prepaid expenses		3,342
Other receivables		15,392
Total assets		835,484,766
Liabilities
Payable for investments purchased	$2,661,070
Payable for fund shares redeemed	2,010,270
Accrued management fee	373,571
Other affiliated payables	141,399
Other payables and accrued expenses	53,810
Total liabilities		5,240,120
Net Assets		$830,244,646
Net Assets consist of:
Paid in capital		$518,930,999
Undistributed net investment income		3,597,671
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,846,483
Net unrealized appreciation (depreciation) on investments		253,869,493
Net Assets, for 22,549,375 shares outstanding		$830,244,646
Net Asset Value, offering price and redemption price per share ($830,244,646 ÷ 22,549,375 shares)		$36.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$19,743,722
Income from Fidelity Central Funds		88,413
Total income		19,832,135
Expenses
Management fee	$5,308,403
Transfer agent fees	1,728,727
Accounting and security lending fees	326,422
Custodian fees and expenses	16,287
Independent trustees' fees and expenses	22,113
Registration fees	63,933
Audit	42,618
Legal	20,350
Interest	2,928
Miscellaneous	32,674
Total expenses before reductions	7,564,455
Expense reductions	(50,189)	7,514,266
Net investment income (loss)		12,317,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	103,298,963
Fidelity Central Funds	(450)
Foreign currency transactions	26,119
Total net realized gain (loss)		103,324,632
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(46,469,930)
Fidelity Central Funds	(1,600)
Assets and liabilities in foreign currencies	(18,521)
Total change in net unrealized appreciation (depreciation)		(46,490,051)
Net gain (loss)		56,834,581
Net increase (decrease) in net assets resulting from operations		$69,152,450

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,317,869	$8,899,856
Net realized gain (loss)	103,324,632	950,718
Change in net unrealized appreciation (depreciation)	(46,490,051)	316,502,560
Net increase (decrease) in net assets resulting from operations	69,152,450	326,353,134
Distributions to shareholders from net investment income	(7,600,446)	(7,718,086)
Distributions to shareholders from net realized gain	(13,137,423)	–
Total distributions	(20,737,869)	(7,718,086)
Share transactions
Proceeds from sales of shares	415,824,225	644,775,316
Reinvestment of distributions	19,534,739	7,448,757
Cost of shares redeemed	(915,429,348)	(274,527,992)
Net increase (decrease) in net assets resulting from share transactions	(480,070,384)	377,696,081
Redemption fees	41,261	49,199
Total increase (decrease) in net assets	(431,614,542)	696,380,328
Net Assets
Beginning of period	1,261,859,188	565,478,860
End of period	$830,244,646	$1,261,859,188
Other Information
Undistributed net investment income end of period	$3,597,671	$151,758
Shares
Sold	12,143,322	21,208,450
Issued in reinvestment of distributions	553,617	232,556
Redeemed	(27,674,968)	(9,972,925)
Net increase (decrease)	(14,978,029)	11,468,081

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Banking Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.63	$21.70	$26.24	$26.11	$20.58
Income from Investment Operations
Net investment income (loss)B	.42	.33	.33	.30	.29
Net realized and unrealized gain (loss)	3.68	11.85	(3.43)	1.04	5.97
Total from investment operations	4.10	12.18	(3.10)	1.34	6.26
Distributions from net investment income	(.33)	(.25)	(.28)	(.34)	(.20)
Distributions from net realized gain	(.58)	–	(1.16)	(.87)	(.53)
Total distributions	(.91)	(.25)	(1.44)	(1.21)	(.73)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$36.82	$33.63	$21.70	$26.24	$26.11
Total ReturnD	12.31%	56.16%	(12.57)%	5.30%	30.48%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.79%	.79%	.80%	.81%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.80%	.81%
Expenses net of all reductions	.77%	.79%	.79%	.79%	.80%
Net investment income (loss)	1.26%	1.20%	1.27%	1.14%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$830,245	$1,261,859	$565,479	$584,635	$809,980
Portfolio turnover rateG	35%	34%	63%	65%	91%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	27.51%	12.66%	6.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,216	Brokerage and Investment Management Portfolio
$25,307	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Daniel Dittler:  For the year, the fund gained 27.51%, modestly trailing the 28.28% return of the MSCI U.S. IMI Capital Markets 5% Capped Linked Index and well ahead of the S&P 500®. Versus the MSCI index, stock picks in the asset management & custody banks group hindered the fund’s result, while security selection in the financial exchanges & data category helped. Individual detractors included asset manager T. Rowe Price Group, which I eliminated from the fund in the first half of the period. We largely missed out as the equity market rally and lower corporate tax rates drove the stock’s strong return this period. Elsewhere, untimely ownership of electronic market maker Virtu Financial hurt. I sold Virtu following news it would acquire competitor KCG Holdings, a deal that closed in July. We didn’t own Virtu in early February when a much better-than-expected earnings report from the combined entity resulted in a huge gain. I later re-established positions in both T. Rowe and Virtu. Top individual contributors included Cboe Global Markets, parent of the Chicago Board Options Exchange. Synergies from Cboe’s acquisition of Bats Global Markets in early 2017 helped drive the stock’s strong advance this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. Additionally, Select Brokerage and Investment Management Portfolio broadened its investment focus to include companies involved in providing data and decision support tools to the capital markets industry. The changes took effect on January 1, 2018.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
BlackRock, Inc. Class A	7.5
S&P Global, Inc.	6.8
Morgan Stanley	6.4
TD Ameritrade Holding Corp.	6.2
Charles Schwab Corp.	6.1
Goldman Sachs Group, Inc.	4.9
T. Rowe Price Group, Inc.	4.8
Ameriprise Financial, Inc.	4.6
LPL Financial	4.3
State Street Corp.	4.2
55.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Capital Markets	99.4%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

Brokerage and Investment Management Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Capital Markets - 99.4%
Asset Management & Custody Banks - 36.9%
Affiliated Managers Group, Inc.	83,100	$15,735,816
Ameriprise Financial, Inc.	134,800	21,088,112
Apollo Global Management LLC Class A	485,800	15,934,240
BlackRock, Inc. Class A	62,700	34,449,261
Eaton Vance Corp. (non-vtg.)	186,300	9,860,859
Invesco Ltd.	577,900	18,804,866
Legg Mason, Inc.	322,042	12,852,696
State Street Corp.	181,900	19,308,685
T. Rowe Price Group, Inc.	200,500	22,435,950
		170,470,485
Financial Exchanges & Data - 18.9%
Cboe Global Markets, Inc.	140,738	15,764,063
CME Group, Inc.	105,200	17,480,032
MarketAxess Holdings, Inc.	23,700	4,796,880
Moody's Corp.	60,600	10,112,928
MSCI, Inc.	54,400	7,698,688
S&P Global, Inc.	163,100	31,282,580
		87,135,171
Investment Banking & Brokerage - 43.6%
Charles Schwab Corp.	528,180	28,004,104
E*TRADE Financial Corp. (a)	218,500	11,412,255
Gain Capital Holdings, Inc. (b)	337,886	2,395,612
Goldman Sachs Group, Inc.	86,900	22,848,617
Houlihan Lokey	44,522	2,066,711
Lazard Ltd. Class A	99,100	5,348,427
LPL Financial	310,900	19,981,543
Moelis & Co. Class A	199,800	10,139,850
Morgan Stanley	530,900	29,741,018
PJT Partners, Inc.	253,412	12,115,628
Raymond James Financial, Inc.	122,400	11,347,704
Stifel Financial Corp.	214,700	13,712,889
TD Ameritrade Holding Corp.	501,100	28,813,250
Virtu Financial, Inc. Class A	126,100	3,745,170
		201,672,778

TOTAL CAPITAL MARKETS		459,278,434

Diversified Financial Services - 0.0%
Other Diversified Financial Services - 0.0%
NEX Group PLC	5,340	49,233
TOTAL COMMON STOCKS
(Cost $349,760,415)		459,327,667

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 1.41% (c)	2,977,473	2,978,069
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	65,993	66,000
TOTAL MONEY MARKET FUNDS
(Cost $3,044,069)		3,044,069
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $352,804,484)		462,371,736
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(390,895)
NET ASSETS - 100%		$461,980,841

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,339
Fidelity Securities Lending Cash Central Fund	44,170
Total	$85,509

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$459,327,667	$459,278,434	$49,233	$--
Money Market Funds	3,044,069	3,044,069	--	--
Total Investments in Securities:	$462,371,736	$462,322,503	$49,233	$--

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $62,392) — See accompanying schedule: Unaffiliated issuers (cost $349,760,415)	$459,327,667
Fidelity Central Funds (cost $3,044,069)	3,044,069
Total Investment in Securities (cost $352,804,484)		$462,371,736
Receivable for investments sold		551,070
Receivable for fund shares sold		340,433
Dividends receivable		868,898
Distributions receivable from Fidelity Central Funds		1,143
Prepaid expenses		1,511
Other receivables		48,974
Total assets		464,183,765
Liabilities
Payable for investments purchased	$653,769
Payable for fund shares redeemed	1,112,111
Accrued management fee	206,992
Other affiliated payables	78,211
Other payables and accrued expenses	85,841
Collateral on securities loaned	66,000
Total liabilities		2,202,924
Net Assets		$461,980,841
Net Assets consist of:
Paid in capital		$331,339,212
Undistributed net investment income		987,434
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,084,621
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,569,574
Net Assets, for 5,468,945 shares outstanding		$461,980,841
Net Asset Value, offering price and redemption price per share ($461,980,841 ÷ 5,468,945 shares)		$84.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$9,846,356
Income from Fidelity Central Funds		85,509
Total income		9,931,865
Expenses
Management fee	$2,373,618
Transfer agent fees	766,014
Accounting and security lending fees	171,183
Custodian fees and expenses	7,396
Independent trustees' fees and expenses	9,298
Registration fees	33,920
Audit	40,613
Legal	7,705
Interest	1,937
Miscellaneous	23,500
Total expenses before reductions	3,435,184
Expense reductions	(34,271)	3,400,913
Net investment income (loss)		6,530,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,733,642
Fidelity Central Funds	(181)
Foreign currency transactions	9,686
Total net realized gain (loss)		45,743,147
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	51,879,600
Fidelity Central Funds	(735)
Assets and liabilities in foreign currencies	2,322
Total change in net unrealized appreciation (depreciation)		51,881,187
Net gain (loss)		97,624,334
Net increase (decrease) in net assets resulting from operations		$104,155,286

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,530,952	$4,812,904
Net realized gain (loss)	45,743,147	13,312,025
Change in net unrealized appreciation (depreciation)	51,881,187	74,061,176
Net increase (decrease) in net assets resulting from operations	104,155,286	92,186,105
Distributions to shareholders from net investment income	(4,145,029)	(4,381,249)
Distributions to shareholders from net realized gain	(25,376,935)	(73,811)
Total distributions	(29,521,964)	(4,455,060)
Share transactions
Proceeds from sales of shares	145,843,098	79,591,297
Reinvestment of distributions	27,880,043	4,230,142
Cost of shares redeemed	(191,663,677)	(76,843,261)
Net increase (decrease) in net assets resulting from share transactions	(17,940,536)	6,978,178
Redemption fees	5,197	3,550
Total increase (decrease) in net assets	56,697,983	94,712,773
Net Assets
Beginning of period	405,282,858	310,570,085
End of period	$461,980,841	$405,282,858
Other Information
Undistributed net investment income end of period	$987,434	$83,762
Shares
Sold	1,846,524	1,190,777
Issued in reinvestment of distributions	357,771	61,844
Redeemed	(2,432,909)	(1,237,856)
Net increase (decrease)	(228,614)	14,765

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Brokerage and Investment Management Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$71.13	$54.65	$74.78	$71.99	$55.99
Income from Investment Operations
Net investment income (loss)B	1.15	.89	.72	.96	.99
Net realized and unrealized gain (loss)	17.88	16.44	(16.77)	4.39	15.41
Total from investment operations	19.03	17.33	(16.05)	5.35	16.40
Distributions from net investment income	(.82)	(.83)	(.74)	(.83)	(.39)
Distributions from net realized gain	(4.87)	(.01)	(3.34)	(1.73)	(.02)
Total distributions	(5.69)	(.85)C	(4.08)	(2.56)	(.40)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$84.47	$71.13	$54.65	$74.78	$71.99
Total ReturnF	27.51%	31.76%	(22.23)%	7.43%	29.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.82%	.79%	.79%	.82%
Expenses net of fee waivers, if any	.79%	.82%	.79%	.79%	.82%
Expenses net of all reductions	.78%	.80%	.78%	.79%	.80%
Net investment income (loss)	1.49%	1.43%	1.02%	1.32%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$461,981	$405,283	$310,570	$577,953	$834,222
Portfolio turnover rateI	75%	146%	67%	31%	182%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.831 and distributions from net realized gain of $.014 per share.

 D Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	18.07%	12.67%	2.34%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,597	Consumer Finance Portfolio
$25,307	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Shilpa Mehra:  For the year, the fund returned 18.07%, which outpaced the 12.11% advance of the S&P® Consumer Finance Index and also beat the S&P 500®. A sizable overweighting in the top-performing data processing & outsourced services group – which returned 50% this past year – was the single biggest driver of the fund’s outperformance of the industry index. An underweighting in the thrifts & mortgage finance segment and positioning in mortgage real estate investments trusts (REITs) also had a positive impact. Individual contributors included a non-index stake in payment processor PayPal Holdings (+79%), which benefited from recent turnaround efforts and a deal in November to sell its portfolio of consumer loans. An underweighting, on average, in Annaly Capital Management and our timely sale of Chimera Investment also contributed to the fund’s outperformance, as rising interest rates hindered the performance of mortgage REITs. By contrast, stock picks in the consumer finance group detracted from the fund’s relative result. In particular, the fund’s underexposure to auto lender Credit Acceptance proved costly, as strong loan-volume growth, better-than-anticipated earnings and share buybacks drove its 57% gain for the year. Elsewhere, an overweighting in mortgage REIT New Residential Investment also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Capital One Financial Corp.	8.5
Discover Financial Services	8.0
Synchrony Financial	8.0
Ally Financial, Inc.	7.5
MasterCard, Inc. Class A	6.5
Visa, Inc. Class A	5.7
JPMorgan Chase & Co.	4.8
MGIC Investment Corp.	3.5
SLM Corp.	3.4
AGNC Investment Corp.	3.4
59.3

Top Industries (% of fund's net assets)

As of February 28, 2018
Consumer Finance	47.3%
IT Services	16.8%
Thrifts & Mortgage Finance	14.6%
Banks	11.7%
Mortgage Real Estate Investment Trusts	9.3%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Consumer Finance Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Banks - 11.7%
Diversified Banks - 9.0%
Bank of America Corp.	69,700	$2,237,370
JPMorgan Chase & Co.	43,700	5,047,350
Wells Fargo & Co.	35,100	2,050,191
		9,334,911
Regional Banks - 2.7%
Huntington Bancshares, Inc.	141,400	2,219,980
SVB Financial Group (a)	2,600	647,348
		2,867,328

TOTAL BANKS		12,202,239

Consumer Finance - 47.3%
Consumer Finance - 47.3%
Ally Financial, Inc.	278,100	7,758,990
American Express Co.	400	39,004
Capital One Financial Corp.	90,700	8,882,250
Credit Acceptance Corp. (a)(b)	9,175	2,887,281
Discover Financial Services	106,100	8,363,863
First Cash Financial Services, Inc.	25,011	1,843,311
LendingClub Corp. (a)	80,800	254,520
Navient Corp.	104,600	1,355,616
Nelnet, Inc. Class A	300	16,602
OneMain Holdings, Inc. (a)	114,000	3,495,240
Santander Consumer U.S.A. Holdings, Inc.	146,700	2,398,545
SLM Corp. (a)	327,300	3,570,843
Synchrony Financial	228,900	8,329,671
		49,195,736
IT Services - 16.8%
Data Processing & Outsourced Services - 16.8%
Alliance Data Systems Corp.	2,200	530,112
FleetCor Technologies, Inc. (a)	8,600	1,719,398
MasterCard, Inc. Class A	38,600	6,784,336
PayPal Holdings, Inc. (a)	14,400	1,143,504
Total System Services, Inc.	7,400	650,830
Visa, Inc. Class A	47,836	5,880,958
Worldpay, Inc. (a)	9,500	772,160
		17,481,298
Mortgage Real Estate Investment Trusts - 9.3%
Mortgage REITs - 9.3%
AGNC Investment Corp.	196,700	3,528,798
Annaly Capital Management, Inc.	1,315	13,189
Capstead Mortgage Corp.	100	835
Invesco Mortgage Capital, Inc.	84,457	1,298,104
MFA Financial, Inc.	237,700	1,692,424
New Residential Investment Corp.	196,350	3,167,126
		9,700,476
Thrifts & Mortgage Finance - 14.6%
Thrifts & Mortgage Finance - 14.6%
BofI Holding, Inc. (a)(b)	49,900	1,855,781
Dime Community Bancshares, Inc.	23,400	421,200
Flagstar Bancorp, Inc. (a)	100	3,526
Meridian Bancorp, Inc. Maryland	63,200	1,267,160
MGIC Investment Corp. (a)	266,728	3,678,179
New York Community Bancorp, Inc.	191,500	2,608,230
Northwest Bancshares, Inc.	30,700	503,787
Oritani Financial Corp.	29,600	461,760
Radian Group, Inc.	59,365	1,218,170
TFS Financial Corp.	120,200	1,762,132
Washington Federal, Inc.	42,400	1,471,280
		15,251,205
TOTAL COMMON STOCKS
(Cost $77,570,293)		103,830,954

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 1.41% (c)	424,133	424,218
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	3,622,348	3,622,711
TOTAL MONEY MARKET FUNDS
(Cost $4,047,018)		4,046,929
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $81,617,311)		107,877,883
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(3,772,662)
NET ASSETS - 100%		$104,105,221

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,664
Fidelity Securities Lending Cash Central Fund	47,129
Total	$57,793

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $3,530,798) — See accompanying schedule: Unaffiliated issuers (cost $77,570,293)	$103,830,954
Fidelity Central Funds (cost $4,047,018)	4,046,929
Total Investment in Securities (cost $81,617,311)		$107,877,883
Receivable for fund shares sold		38,673
Dividends receivable		98,038
Distributions receivable from Fidelity Central Funds		1,745
Prepaid expenses		317
Other receivables		3,037
Total assets		108,019,693
Liabilities
Payable for fund shares redeemed	$184,590
Accrued management fee	47,362
Other affiliated payables	22,837
Other payables and accrued expenses	36,983
Collateral on securities loaned	3,622,700
Total liabilities		3,914,472
Net Assets		$104,105,221
Net Assets consist of:
Paid in capital		$75,491,619
Distributions in excess of net investment income		(124,037)
Accumulated undistributed net realized gain (loss) on investments		2,477,067
Net unrealized appreciation (depreciation) on investments		26,260,572
Net Assets, for 6,389,824 shares outstanding		$104,105,221
Net Asset Value, offering price and redemption price per share ($104,105,221 ÷ 6,389,824 shares)		$16.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$2,167,131
Income from Fidelity Central Funds		57,793
Total income		2,224,924
Expenses
Management fee	$534,276
Transfer agent fees	231,127
Accounting and security lending fees	39,026
Custodian fees and expenses	3,907
Independent trustees' fees and expenses	2,141
Registration fees	21,040
Audit	42,504
Legal	4,121
Miscellaneous	2,132
Total expenses before reductions	880,274
Expense reductions	(8,699)	871,575
Net investment income (loss)		1,353,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,541,110
Fidelity Central Funds	(75)
Total net realized gain (loss)		14,541,035
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	117,043
Fidelity Central Funds	(618)
Total change in net unrealized appreciation (depreciation)		116,425
Net gain (loss)		14,657,460
Net increase (decrease) in net assets resulting from operations		$16,010,809

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,353,349	$1,593,348
Net realized gain (loss)	14,541,035	376,285
Change in net unrealized appreciation (depreciation)	116,425	24,444,332
Net increase (decrease) in net assets resulting from operations	16,010,809	26,413,965
Distributions to shareholders from net investment income	(1,603,897)	(1,693,811)
Distributions to shareholders from net realized gain	–	(2,140,248)
Total distributions	(1,603,897)	(3,834,059)
Share transactions
Proceeds from sales of shares	22,638,327	24,529,703
Reinvestment of distributions	1,541,855	3,691,039
Cost of shares redeemed	(36,306,154)	(35,623,808)
Net increase (decrease) in net assets resulting from share transactions	(12,125,972)	(7,403,066)
Redemption fees	1,316	3,187
Total increase (decrease) in net assets	2,282,256	15,180,027
Net Assets
Beginning of period	101,822,965	86,642,938
End of period	$104,105,221	$101,822,965
Other Information
Undistributed net investment income end of period	$–	$99,540
Distributions in excess of net investment income end of period	$(124,037)	$–
Shares
Sold	1,464,790	1,911,163
Issued in reinvestment of distributions	97,268	300,993
Redeemed	(2,436,648)	(2,869,642)
Net increase (decrease)	(874,590)	(657,486)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Finance Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.02	$10.94	$14.01	$16.16	$15.37
Income from Investment Operations
Net investment income (loss)B	.20	.21	.20	.22	.34
Net realized and unrealized gain (loss)	2.33C	3.38	(1.99)	.95	3.18
Total from investment operations	2.53	3.59	(1.79)	1.17	3.52
Distributions from net investment income	(.26)	(.23)	(.20)	(.30)	(.40)
Distributions from net realized gain	–	(.28)	(1.08)	(3.03)	(2.33)
Total distributions	(.26)	(.51)	(1.28)	(3.32)D	(2.73)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$16.29	$14.02	$10.94	$14.01	$16.16
Total ReturnF	18.07%C	33.57%	(14.01)%	7.69%	24.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.94%	.90%	.88%	.85%
Expenses net of fee waivers, if any	.89%	.94%	.89%	.88%	.85%
Expenses net of all reductions	.89%	.93%	.89%	.88%	.83%
Net investment income (loss)	1.38%	1.72%	1.53%	1.45%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$104,105	$101,823	$86,643	$134,569	$250,222
Portfolio turnover rateI	81%	44%	48%	71%	89%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.28 per share. Excluding these litigation proceeds, the total return would have been 16.18%

 D Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	18.33%	14.45%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,182	Financial Services Portfolio
$25,307	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Christopher Lee:  For the year, the fund returned 18.33%, topping both the 16.01% gain of the MSCI U.S. IMI Financials 5% Capped Linked Index and the S&P 500® index. New tax legislation, improved economic growth, higher interest rates and expectations of less regulatory oversight aided the sector’s return. Stock picks, especially in the regional banks, property & casualty insurance and investment banking & brokerage segments, drove the fund ahead of the MSCI sector index. Top individual contributors included online brokers TD Ameritrade Holding (+49%) and E*TRADE Financial (+51%). Both stocks benefited from higher interest rates, a rising equity market and increased market volatility. By contrast, security selection in the consumer finance and asset management & custody banks groups detracted. Our biggest individual disappointment was Capital One Financial, a consumer finance firm specializing in credit cards and auto loans. The stock, which was one of our largest positions, returned 6%, held back by a fourth-quarter loss that was exacerbated by changes to the new U.S. tax law and concern about rising credit card loss rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On December 8, 2017, shareholders agreed to proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. Additionally, shareholders approved a proposal to reclassify Select Financial Services Portfolio as a non-diversified fund, which allows it to focus its investments more heavily in securities of fewer issuers. These changes took effect on January 1, 2018.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Bank of America Corp.	5.5
Huntington Bancshares, Inc.	5.2
Capital One Financial Corp.	5.0
Citigroup, Inc.	5.0
Goldman Sachs Group, Inc.	4.5
Berkshire Hathaway, Inc. Class B	4.4
TD Ameritrade Holding Corp.	4.4
Wells Fargo & Co.	4.2
The Travelers Companies, Inc.	3.8
E*TRADE Financial Corp.	3.7
45.7

Top Industries (% of fund's net assets)

As of February 28, 2018
Banks	34.7%
Capital Markets	24.9%
Insurance	20.5%
Consumer Finance	10.7%
Diversified Financial Services	4.4%
All Others*	4.8%

* Includes short-term investments and net other assets (liabilities).

Financial Services Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Banks - 34.7%
Diversified Banks - 18.2%
Bank of America Corp.	2,242,000	$71,968,200
Citigroup, Inc.	860,890	64,988,586
HDFC Bank Ltd. sponsored ADR	25,000	2,429,500
JPMorgan Chase & Co.	378,400	43,705,200
Wells Fargo & Co.	950,000	55,489,500
		238,580,986
Regional Banks - 16.5%
Bank of the Ozarks, Inc.	300,000	14,967,000
CoBiz, Inc.	425,000	8,058,000
East West Bancorp, Inc.	200,000	13,110,000
First Republic Bank	57,563	5,341,846
Huntington Bancshares, Inc.	4,290,000	67,353,000
PNC Financial Services Group, Inc.	300,000	47,298,000
Popular, Inc.	200,000	8,402,000
Preferred Bank, Los Angeles	50,000	3,116,500
Signature Bank (a)	125,000	18,273,750
SunTrust Banks, Inc.	423,200	29,556,288
		215,476,384

TOTAL BANKS		454,057,370

Capital Markets - 24.9%
Asset Management & Custody Banks - 7.0%
Affiliated Managers Group, Inc.	95,000	17,989,200
BlackRock, Inc. Class A	51,600	28,350,588
Invesco Ltd.	390,300	12,700,362
Northern Trust Corp.	303,800	32,163,306
		91,203,456
Financial Exchanges & Data - 3.8%
Cboe Global Markets, Inc.	215,000	24,082,150
IntercontinentalExchange, Inc.	350,000	25,578,000
		49,660,150
Investment Banking & Brokerage - 14.1%
E*TRADE Financial Corp. (a)	925,000	48,312,750
Goldman Sachs Group, Inc.	225,000	59,159,250
Greenhill & Co., Inc. (b)	50,000	1,017,500
Hamilton Lane, Inc. Class A	85,000	2,969,900
Investment Technology Group, Inc.	350,000	6,937,000
Lazard Ltd. Class A	110,000	5,936,700
PJT Partners, Inc.	65,000	3,107,650
TD Ameritrade Holding Corp.	1,000,000	57,500,000
		184,940,750

TOTAL CAPITAL MARKETS		325,804,356

Consumer Finance - 10.7%
Consumer Finance - 10.7%
Capital One Financial Corp.	665,000	65,123,450
Discover Financial Services	225,000	17,736,750
OneMain Holdings, Inc. (a)	217,636	6,672,720
SLM Corp. (a)	1,500,000	16,365,000
Synchrony Financial	950,000	34,570,500
		140,468,420
Diversified Financial Services - 4.4%
Multi-Sector Holdings - 4.4%
Berkshire Hathaway, Inc. Class B (a)	280,000	58,016,000
Insurance - 20.5%
Life & Health Insurance - 5.0%
MetLife, Inc.	900,000	41,571,000
Torchmark Corp.	287,100	24,509,727
		66,080,727
Multi-Line Insurance - 5.2%
American International Group, Inc.	471,500	27,035,810
Hartford Financial Services Group, Inc.	775,000	40,958,750
		67,994,560
Property & Casualty Insurance - 8.5%
Allstate Corp.	25,000	2,306,500
Aspen Insurance Holdings Ltd.	75,000	2,730,000
Chubb Ltd.	279,400	39,652,448
FNF Group	413,800	16,523,034
The Travelers Companies, Inc.	361,000	50,179,000
		111,390,982
Reinsurance - 1.8%
Reinsurance Group of America, Inc.	150,000	23,068,500

TOTAL INSURANCE		268,534,769

IT Services - 1.9%
Data Processing & Outsourced Services - 1.9%
Visa, Inc. Class A	107,100	13,166,874
WEX, Inc. (a)	75,000	11,216,250
		24,383,124
Mortgage Real Estate Investment Trusts - 0.4%
Mortgage REITs - 0.4%
AGNC Investment Corp.	250,000	4,485,000
Software - 0.5%
Application Software - 0.5%
Black Knight, Inc. (a)	122,652	5,844,368
Thrifts & Mortgage Finance - 0.8%
Thrifts & Mortgage Finance - 0.8%
MGIC Investment Corp. (a)	500,000	6,895,000
Radian Group, Inc.	200,000	4,104,000
		10,999,000
TOTAL COMMON STOCKS
(Cost $973,575,047)		1,292,592,407

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.41% (c)	14,288,342	14,291,199
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	852,067	852,152
TOTAL MONEY MARKET FUNDS
(Cost $15,143,351)		15,143,351
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $988,718,398)		1,307,735,758
NET OTHER ASSETS (LIABILITIES) - 0.0%		518,540
NET ASSETS - 100%		$1,308,254,298

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$176,617
Fidelity Securities Lending Cash Central Fund	3,214
Total	$179,831

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $816,035) — See accompanying schedule: Unaffiliated issuers (cost $973,575,047)	$1,292,592,407
Fidelity Central Funds (cost $15,143,351)	15,143,351
Total Investment in Securities (cost $988,718,398)		$1,307,735,758
Receivable for investments sold		2,249,490
Receivable for fund shares sold		1,965,653
Dividends receivable		1,377,713
Distributions receivable from Fidelity Central Funds		15,870
Prepaid expenses		3,542
Other receivables		16,870
Total assets		1,313,364,896
Liabilities
Payable for investments purchased	$1,841,021
Payable for fund shares redeemed	1,568,688
Accrued management fee	586,410
Other affiliated payables	210,011
Other payables and accrued expenses	52,343
Collateral on securities loaned	852,125
Total liabilities		5,110,598
Net Assets		$1,308,254,298
Net Assets consist of:
Paid in capital		$962,064,367
Undistributed net investment income		2,042,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,130,453
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		319,016,552
Net Assets, for 11,214,539 shares outstanding		$1,308,254,298
Net Asset Value, offering price and redemption price per share ($1,308,254,298 ÷ 11,214,539 shares)		$116.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$17,743,877
Income from Fidelity Central Funds		179,831
Total income		17,923,708
Expenses
Management fee	$5,974,729
Transfer agent fees	1,896,012
Accounting and security lending fees	359,906
Custodian fees and expenses	13,461
Independent trustees' fees and expenses	23,094
Registration fees	60,011
Audit	46,074
Legal	15,843
Miscellaneous	32,190
Total expenses before reductions	8,421,320
Expense reductions	(45,447)	8,375,873
Net investment income (loss)		9,547,835
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,333,548
Fidelity Central Funds	(1,408)
Foreign currency transactions	7,661
Total net realized gain (loss)		63,339,801
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	116,792,452
Assets and liabilities in foreign currencies	40
Total change in net unrealized appreciation (depreciation)		116,792,492
Net gain (loss)		180,132,293
Net increase (decrease) in net assets resulting from operations		$189,680,128

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,547,835	$11,209,051
Net realized gain (loss)	63,339,801	79,390,901
Change in net unrealized appreciation (depreciation)	116,792,492	210,318,275
Net increase (decrease) in net assets resulting from operations	189,680,128	300,918,227
Distributions to shareholders from net investment income	(7,413,422)	(9,666,149)
Distributions to shareholders from net realized gain	(42,209,545)	–
Total distributions	(49,622,967)	(9,666,149)
Share transactions
Proceeds from sales of shares	503,440,101	369,367,686
Reinvestment of distributions	48,197,971	9,404,400
Cost of shares redeemed	(403,096,639)	(693,953,459)
Net increase (decrease) in net assets resulting from share transactions	148,541,433	(315,181,373)
Redemption fees	–	11,423
Total increase (decrease) in net assets	288,598,594	(23,917,872)
Net Assets
Beginning of period	1,019,655,704	1,043,573,576
End of period	$1,308,254,298	$1,019,655,704
Other Information
Undistributed net investment income end of period	$2,042,926	$425,415
Shares
Sold	4,684,352	3,895,979
Issued in reinvestment of distributions	443,496	95,090
Redeemed	(3,807,711)	(8,010,907)
Net increase (decrease)	1,320,137	(4,019,838)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Financial Services Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$103.05	$75.00	$88.84	$80.90	$65.56
Income from Investment Operations
Net investment income (loss)B	.93	.95	.87	.84	1.06
Net realized and unrealized gain (loss)	17.54	28.09	(13.34)	8.75	15.03
Total from investment operations	18.47	29.04	(12.47)	9.59	16.09
Distributions from net investment income	(.71)	(.99)	(.78)	(.89)	(.75)
Distributions from net realized gain	(4.15)	–	(.59)	(.76)	–
Total distributions	(4.86)	(.99)	(1.37)	(1.65)	(.75)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$116.66	$103.05	$75.00	$88.84	$80.90
Total ReturnD	18.33%	38.78%	(14.18)%	11.87%	24.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.76%	.78%	.83%
Expenses net of fee waivers, if any	.77%	.77%	.76%	.78%	.83%
Expenses net of all reductions	.76%	.76%	.75%	.78%	.81%
Net investment income (loss)	.87%	1.10%	1.01%	.99%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,308,254	$1,019,656	$1,043,574	$1,385,490	$779,524
Portfolio turnover rateG	54%	84%H	55%	42%H	197%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	9.62%	14.86%	8.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,584	Insurance Portfolio
$25,307	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Peter Deutsch:  For the year, fund gained 9.62%, outpacing the 8.38% advance of the MSCI U.S. IMI Insurance 25/50 Index, both of which lagged the broad-market S&P 500® index. Pricing pressure and low interest rates continued to hinder return on capital (a measure of profitability) for many industry constituents. Favorable stock selection drove the fund's result versus the MSCI industry index, with picks in reinsurers delivering the biggest contribution, followed by choices in the non-benchmark multi-sector holdings and the asset management & custody banks segments. A sizable, out-of-index position in diversified firm Berkshire Hathaway (+21%) proved the top individual relative contributor by a notable margin. On the downside, selection among multi-line and property & casualty (P&C) insurers detracted. The fund's biggest relative detraction came from unfavorable timing and an underweighting, on average, in P&C firm Progressive, which returned 50% in the MSCI industry index the past 12 months. I sold our stake in June, unfortunately missing the stock’s follow-on run.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Chubb Ltd.	12.2
American International Group, Inc.	8.9
The Travelers Companies, Inc.	8.5
MetLife, Inc.	7.4
Marsh & McLennan Companies, Inc.	5.3
Berkshire Hathaway, Inc. Class B	4.6
Prudential Financial, Inc.	3.8
Principal Financial Group, Inc.	3.2
AFLAC, Inc.	3.0
Allstate Corp.	2.9
59.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Insurance	87.2%
Diversified Financial Services	5.8%
Capital Markets	3.3%
Software	0.3%
Consumer Finance	0.2%
All Others*	3.2%

* Includes short-term investments and net other assets (liabilities).

Insurance Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Banks - 0.0%
Regional Banks - 0.0%
Hilltop Holdings, Inc.	500	$12,155
Capital Markets - 3.3%
Asset Management & Custody Banks - 3.3%
Apollo Global Management LLC Class A	96,444	3,163,363
Ares Management LP	285,514	6,966,542
Brighthouse Financial, Inc.	21,806	1,183,412
		11,313,317
Consumer Finance - 0.2%
Consumer Finance - 0.2%
OneMain Holdings, Inc. (a)	21,900	671,454
Diversified Financial Services - 5.8%
Multi-Sector Holdings - 4.6%
Berkshire Hathaway, Inc. Class B (a)	75,300	15,602,160
Other Diversified Financial Services - 1.2%
Cannae Holdings, Inc. (a)	16,099	295,900
Voya Financial, Inc.	74,300	3,790,786
		4,086,686

TOTAL DIVERSIFIED FINANCIAL SERVICES		19,688,846

Insurance - 87.2%
Insurance Brokers - 14.4%
Aon PLC	60,200	8,447,264
Arthur J. Gallagher & Co.	134,900	9,322,939
Brown & Brown, Inc.	146,300	7,701,232
Marsh & McLennan Companies, Inc.	217,300	18,040,246
Willis Group Holdings PLC	35,728	5,641,451
		49,153,132
Life & Health Insurance - 25.4%
AFLAC, Inc.	113,400	10,078,992
CNO Financial Group, Inc.	158,700	3,577,098
FBL Financial Group, Inc. Class A	300	19,470
Genworth Financial, Inc. Class A (a)	335,600	912,832
MetLife, Inc.	545,775	25,209,347
Primerica, Inc.	37,200	3,627,000
Principal Financial Group, Inc.	175,700	10,951,381
Prudential Financial, Inc.	120,589	12,821,022
Sony Financial Holdings, Inc.	413,800	7,628,161
Torchmark Corp.	69,900	5,967,363
Unum Group	113,361	5,776,877
		86,569,543
Multi-Line Insurance - 12.7%
American International Group, Inc.	532,800	30,550,752
Hartford Financial Services Group, Inc.	156,700	8,281,595
Loews Corp.	75,400	3,719,482
Zurich Insurance Group AG	2,732	898,269
		43,450,098
Property & Casualty Insurance - 31.7%
Allstate Corp.	108,800	10,037,888
AmTrust Financial Services, Inc. (b)	66,400	794,808
Arch Capital Group Ltd. (a)	49,200	4,341,408
Argo Group International Holdings, Ltd.	12,581	732,843
Aspen Insurance Holdings Ltd.	78,100	2,842,840
Assured Guaranty Ltd.	81,000	2,800,980
Axis Capital Holdings Ltd.	11,100	547,674
Chubb Ltd.	294,705	41,824,533
First American Financial Corp.	69,300	4,021,479
FNF Group	79,500	3,174,435
Hanover Insurance Group, Inc.	33,200	3,582,612
Markel Corp. (a)	3,600	4,003,200
MBIA, Inc. (a)(b)	70,200	560,898
Mercury General Corp.	200	9,128
The Travelers Companies, Inc.	208,900	29,037,100
		108,311,826
Reinsurance - 3.0%
Everest Re Group Ltd.	4,100	984,984
Maiden Holdings Ltd.	700	4,200
Muenchener Rueckversicherungs AG	11,300	2,526,794
Reinsurance Group of America, Inc.	41,233	6,341,223
Third Point Reinsurance Ltd. (a)	35,000	486,500
		10,343,701

TOTAL INSURANCE		297,828,300

Software - 0.3%
Application Software - 0.3%
Black Knight, Inc. (a)	24,357	1,160,611
TOTAL COMMON STOCKS
(Cost $190,319,787)		330,674,683

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Torchmark Corp. 6.125%
(Cost $76,079)	3,059	79,825

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 1.41% (c)	11,339,745	11,342,012
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	789,327	789,406
TOTAL MONEY MARKET FUNDS
(Cost $12,130,739)		12,131,418
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $202,526,605)		342,885,926
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,143,402)
NET ASSETS - 100%		$341,742,524

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$148,124
Fidelity Securities Lending Cash Central Fund	23,054
Total	$171,178

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$330,674,683	$319,621,459	$11,053,224	$--
Nonconvertible Preferred Stocks	79,825	79,825	--	--
Money Market Funds	12,131,418	12,131,418	--	--
Total Investments in Securities:	$342,885,926	$331,832,702	$11,053,224	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$6,556,146
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.4%
Switzerland	12.5%
Bermuda	3.7%
United Kingdom	2.5%
Japan	2.2%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $771,094) — See accompanying schedule: Unaffiliated issuers (cost $190,395,866)	$330,754,508
Fidelity Central Funds (cost $12,130,739)	12,131,418
Total Investment in Securities (cost $202,526,605)		$342,885,926
Cash		2,316
Receivable for fund shares sold		198,784
Dividends receivable		466,911
Distributions receivable from Fidelity Central Funds		15,928
Prepaid expenses		1,706
Other receivables		3,452
Total assets		343,575,023
Liabilities
Payable for fund shares redeemed	$773,168
Accrued management fee	156,747
Other affiliated payables	68,490
Other payables and accrued expenses	44,669
Collateral on securities loaned	789,425
Total liabilities		1,832,499
Net Assets		$341,742,524
Net Assets consist of:
Paid in capital		$162,702,151
Undistributed net investment income		1,375,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,303,748
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		140,360,828
Net Assets, for 4,353,913 shares outstanding		$341,742,524
Net Asset Value, offering price and redemption price per share ($341,742,524 ÷ 4,353,913 shares)		$78.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$10,072,625
Income from Fidelity Central Funds		171,178
Total income		10,243,803
Expenses
Management fee	$2,652,553
Transfer agent fees	912,973
Accounting and security lending fees	186,223
Custodian fees and expenses	8,576
Independent trustees' fees and expenses	11,268
Registration fees	35,173
Audit	41,453
Legal	8,433
Miscellaneous	20,214
Total expenses before reductions	3,876,866
Expense reductions	(13,769)	3,863,097
Net investment income (loss)		6,380,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	104,202,691
Fidelity Central Funds	992
Foreign currency transactions	(16,275)
Total net realized gain (loss)		104,187,408
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(62,970,857)
Fidelity Central Funds	(1,013)
Assets and liabilities in foreign currencies	2,109
Total change in net unrealized appreciation (depreciation)		(62,969,761)
Net gain (loss)		41,217,647
Net increase (decrease) in net assets resulting from operations		$47,598,353

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,380,706	$7,889,074
Net realized gain (loss)	104,187,408	4,129,500
Change in net unrealized appreciation (depreciation)	(62,969,761)	143,124,773
Net increase (decrease) in net assets resulting from operations	47,598,353	155,143,347
Distributions to shareholders from net investment income	(4,424,878)	(7,613,475)
Distributions to shareholders from net realized gain	(38,464,528)	(9,708,827)
Total distributions	(42,889,406)	(17,322,302)
Share transactions
Proceeds from sales of shares	99,965,121	240,670,672
Reinvestment of distributions	40,826,311	16,799,725
Cost of shares redeemed	(451,552,577)	(207,368,304)
Net increase (decrease) in net assets resulting from share transactions	(310,761,145)	50,102,093
Redemption fees	7,580	9,719
Total increase (decrease) in net assets	(306,044,618)	187,932,857
Net Assets
Beginning of period	647,787,142	459,854,285
End of period	$341,742,524	$647,787,142
Other Information
Undistributed net investment income end of period	$1,375,797	$985,204
Shares
Sold	1,208,317	3,320,634
Issued in reinvestment of distributions	512,930	236,373
Redeemed	(5,404,508)	(2,802,254)
Net increase (decrease)	(3,683,261)	754,753

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Insurance Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$80.60	$63.15	$66.87	$66.08	$56.81
Income from Investment Operations
Net investment income (loss)B	1.08	.99	.89	.96	.75
Net realized and unrealized gain (loss)	6.76	18.64	(2.50)	7.13	13.75
Total from investment operations	7.84	19.63	(1.61)	8.09	14.50
Distributions from net investment income	(.96)	(.89)	(.74)	(.96)	(.61)
Distributions from net realized gain	(8.99)	(1.29)	(1.37)	(6.34)	(4.62)
Total distributions	(9.95)	(2.18)	(2.11)	(7.30)	(5.23)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$78.49	$80.60	$63.15	$66.87	$66.08
Total ReturnD	9.62%	31.60%	(2.54)%	13.01%	25.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.80%	.80%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.83%
Expenses net of all reductions	.79%	.79%	.80%	.81%	.82%
Net investment income (loss)	1.30%	1.37%	1.32%	1.44%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$341,743	$647,787	$459,854	$401,818	$430,482
Portfolio turnover rateG	21%	16%	25%	26%	126%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Consumer Finance Portfolio, and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective January 1, 2018, the shareholders of the Banking Portfolio and Financial Services Portfolio approved to change the Funds from diversified to non-diversified. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Brokerage and Investment Management Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain deemed dividends, partnerships, deferred trustees' compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$581,216,590	$258,908,208	$(7,250,177)	$251,658,031
Brokerage and Investment Management Portfolio	353,104,030	113,980,138	(4,712,432)	109,267,706
Consumer Finance Portfolio	82,388,179	27,538,822	(2,049,118)	25,489,704
Financial Services Portfolio	991,720,197	326,019,831	(10,004,270)	316,015,561
Insurance Portfolio	203,601,270	141,665,306	(2,380,650)	139,284,656

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$3,597,671	$56,057,945	$251,658,031
Brokerage and Investment Management Portfolio	3,945,209	17,462,990	109,270,028
Consumer Finance Portfolio	–	4,259,599	25,489,704
Financial Services Portfolio	6,905,151	23,270,026	316,014,753
Insurance Portfolio	1,375,795	38,378,413	139,286,165

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration 2018	Total with expiration
Consumer Finance Portfolio	$(1,011,664)	$(1,011,664)

	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Consumer Finance Portfolio	$-	$-	$-	$(1,011,664)

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$7,600,446	$13,137,423	$20,737,869
Brokerage and Investment Management Portfolio	12,545,512	16,976,452	29,521,964
Consumer Finance Portfolio	1,603,897	–	1,603,897
Financial Services Portfolio	15,047,099	34,575,868	49,622,967
Insurance Portfolio	4,597,869	38,291,537	42,889,406

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$7,718,086	$–	$7,718,086
Brokerage and Investment Management Portfolio	4,455,060	–	4,455,060
Consumer Finance Portfolio	1,693,811	2,140,248	3,834,059
Financial Services Portfolio	9,666,149	–	9,666,149
Insurance Portfolio	7,613,475	9,708,827	17,322,302

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	347,188,454	816,518,393
Brokerage and Investment Management Portfolio	326,774,769	358,014,935
Consumer Finance Portfolio	79,356,157	88,144,891
Financial Services Portfolio	706,355,233	590,655,955
Insurance Portfolio	97,831,117	429,347,419

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.24%	.54%
Brokerage and Investment Management Portfolio	.30%	.24%	.54%
Consumer Finance Portfolio	.30%	.24%	.54%
Financial Services Portfolio	.30%	.24%	.54%
Insurance Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.18%
Brokerage and Investment Management Portfolio	.18%
Consumer Finance Portfolio	.24%
Financial Services Portfolio	.17%
Insurance Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$12,781
Brokerage and Investment Management Portfolio	4,606
Consumer Finance Portfolio	3,046
Financial Services Portfolio	11,807
Insurance Portfolio	2,154

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$6,186,846	1.31%	$2,928
Brokerage and Investment Management Portfolio	Borrower	$12,988,750	1.34%	$1,937

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 3,248,246 shares of Financial Services Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $276,003,424. The Fund had a net realized gain of $46,242,607 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed Insurance Portfolio for certain losses in the amount of $9,697.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$3,250
Brokerage and Investment Management Portfolio	1,306
Consumer Finance Portfolio	300
Financial Services Portfolio	3,182
Insurance Portfolio	1,715

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Banking Portfolio	$7,950
Brokerage and Investment Management Portfolio	44,170
Consumer Finance Portfolio	47,129
Financial Services Portfolio	3,214
Insurance Portfolio	23,054

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$41,472	$–
Brokerage and Investment Management Portfolio	30,472	–
Consumer Finance Portfolio	7,754	–
Financial Services Portfolio	35,083	–
Insurance Portfolio	8,344	365

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$8,717
Brokerage and Investment Management Portfolio	3,799
Consumer Finance Portfolio	945
Financial Services Portfolio	10,364
Insurance Portfolio	5,060

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Financial Services Portfolio	14%	16%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Financial Services Portfolio	39%

Effective after the close of business on April 13, 2018, shares of Financial Services Portfolio held by the VIP FundsManager Portfolios were redeemed in-kind for investments. Financial Services Portfolio realized gain (loss) for book purposes, but did not recognize any gain or loss for federal income tax purposes. The VIP FundsManager Portfolios’ ownership in Financial Services Portfolio was reduced to 0%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolio and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018 the statements of changes in net assets for each of the two years in the period ended February 28, 2018 including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Banking Portfolio	.76%
Actual		$1,000.00	$1,191.20	$4.13
Hypothetical-C		$1,000.00	1,021.03	$3.81
Brokerage and Investment Management Portfolio	.78%
Actual		$1,000.00	$1,188.20	$4.23
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Consumer Finance Portfolio	.88%
Actual		$1,000.00	$1,141.80	$4.67
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Financial Services Portfolio	.75%
Actual		$1,000.00	$1,170.60	$4.04
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Insurance Portfolio	.80%
Actual		$1,000.00	$1,058.60	$4.08
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/09/18	04/06/18	$0.159	$2.477
Brokerage and Investment Management Portfolio	04/09/18	04/06/18	$0.188	$3.743
Consumer Finance Portfolio	04/09/18	04/06/18	$0.000	$0.681
Financial Services Portfolio	04/09/18	04/06/18	$0.184	$2.535
Insurance Portfolio	04/09/18	04/06/18	$0.324	$9.036

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Banking Portfolio	$87,046,237
Brokerage and Investment Management Portfolio	$27,568,884
Consumer Finance Portfolio	$4,280,612
Financial Services Portfolio	$44,131,526
Insurance Portfolio	$96,581,783

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Banking Portfolio
April 2017	100%
December 2017	100%
Brokerage and Investment Management Portfolio
April 2017	98%
December 2017	48%
Consumer Finance Portfolio
April 2017	95%
December 2017	58%
Financial Services Portfolio
April 2017	100%
December 2017	95%
Insurance Portfolio
April 2017	100%
December 2017	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2017	100%
December 2017	100%
Brokerage and Investment Management Portfolio
April 2017	98%
December 2017	53%
Consumer Finance Portfolio
April 2017	96%
December 2017	59%
Financial Services Portfolio
April 2017	100%
December 2017	100%
Insurance Portfolio
April 2017	100%
December 2017	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, and Insurance Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Banking Portfolio.

	# of Votes	% of Votes
Affirmative	518,741,129.25	73.271
Against	97,664,891.66	13.795
Abstain	46,533,655.21	6.573
Broker Non-Vote	45,038,061.40	6.361
TOTAL	707,977,737.52	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Brokerage and Investment Management Portfolio.

	# of Votes	% of Votes
Affirmative	209,203,338.44	71.583
Against	40,421,554.86	13.831
Abstain	19,872,624.31	6.799
Broker Non-Vote	22,759,078.52	7.787
TOTAL	292,256,596.13	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Consumer Finance Portfolio.

	# of Votes	% of Votes
Affirmative	38,824,209.08	71.945
Against	5,076,930.99	9.408
Abstain	4,014,280.32	7.439
Broker Non-Vote	6,048,834.57	11.208
TOTAL	53,964,254.96	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Financial Services Portfolio.

	# of Votes	% of Votes
Affirmative	655,201,633.28	80.998
Against	88,190,228.80	10.902
Abstain	40,198,257.69	4.969
Broker Non-Vote	25,329,462.00	3.131
TOTAL	808,919,581.77	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Insurance Portfolio.

	# of Votes	% of Votes
Affirmative	261,795,605.56	71.919
Against	44,692,608.11	12.278
Abstain	32,311,311.45	8.876
Broker Non-Vote	25,218,000.01	6.927
TOTAL	364,017,525.13	100.000

PROPOSAL 3

To modify Brokerage and Investment Management Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	217,169,770.01	74.308
Against	33,148,678.21	11.343
Abstain	19,179,069.39	6.562
Broker Non-Vote	22,759,078.52	7.787
TOTAL	292,256,596.13	100.000

PROPOSAL 3

To modify Financial Services Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	667,301,296.49	82.493
Against	74,884,004.43	9.258
Abstain	41,404,818.85	5.118
Broker Non-Vote	25,329,462.00	3.131
TOTAL	808,919,581.77	100.000

PROPOSAL 3

To modify Insurance Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	276,771,678.76	76.033
Against	32,272,062.54	8.866
Abstain	29,755,783.82	8.174
Broker Non-Vote	25,218,000.01	6.927
TOTAL	364,017,525.13	100.000

PROPOSAL 4

To change Banking Portfolio from a diversified fund to a non-diversified fund.

	# of Votes	% of Votes
Affirmative	489,562,536.06	69.150
Against	130,712,554.06	18.463
Abstain	42,664,586.00	6.026
Broker Non-Vote	45,038,061.40	6.361
TOTAL	707,977,737.52	100.000

PROPOSAL 4

To change Financial Services Portfolio from a diversified fund to a non-diversified fund.

	# of Votes	% of Votes
Affirmative	637,604,918.89	78.822
Against	95,884,935.85	11.854
Abstain	50,100,265.03	6.193
Broker Non-Vote	25,329,462.00	3.131
TOTAL	808,919,581.77	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELFIN-ANN-0418
1.813663.113

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio (formerly Medical Equipment and Systems Portfolio)

Pharmaceuticals Portfolio

Annual Report

February 28, 2018

Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	17.04%	19.33%	17.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$49,880	Biotechnology Portfolio
$25,307	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund gained 17.04% this period, trailing the 21.30% return of the MSCI U.S. IMI Biotechnology 25/50 Index, but about in line with the S&P 500®. Versus the MSCI index, stock selection in biotechnology, the fund’s core focus, detracted this period. A non-index stake in pharmaceuticals stocks also hurt, although to a much smaller degree. The largest individual detractor by a wide margin was AbbVie (+94%), which cost us considerable relative performance due to the fund’s sizable underweighting here. Overweighting cancer-drug specialist Tesaro also worked against us, as did Ultragenyx Pharmaceutical, another overweighting that performed poorly. Conversely, the top relative contributor was an underweighted position in weak-performing index name Celgene. Shortly after hitting an all-time high at the beginning of October, shares of Celgene took a tumble. Overweighting Loxo Oncology also proved timely, and out-of-index exposure to MyoKardia also lifted the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
AbbVie, Inc.	6.1
Amgen, Inc.	5.8
Biogen, Inc.	4.1
Celgene Corp.	3.5
Vertex Pharmaceuticals, Inc.	3.3
Alexion Pharmaceuticals, Inc.	2.2
Gilead Sciences, Inc.	2.2
Regeneron Pharmaceuticals, Inc.	2.0
Alnylam Pharmaceuticals, Inc.	2.0
Neurocrine Biosciences, Inc.	2.0
33.2

Top Industries (% of fund's net assets)

As of February 28, 2018
Biotechnology	90.3%
Pharmaceuticals	8.1%
Health Care Equipment & Supplies	0.4%
Health Care Providers & Services	0.2%
Health Care Technology	0.2%
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Biotechnology - 88.5%
Biotechnology - 88.5%
AbbVie, Inc.	4,670,093	$540,936,863
Abeona Therapeutics, Inc. (a)	666,429	9,230,042
AC Immune SA (a)	803,314	8,491,029
ACADIA Pharmaceuticals, Inc. (a)(b)	2,882,880	71,826,955
Acceleron Pharma, Inc. (a)	1,587,552	66,566,055
Achaogen, Inc. (a)(b)	1,553,725	16,205,352
Achillion Pharmaceuticals, Inc. (a)	1,171,620	3,807,765
Acorda Therapeutics, Inc. (a)	1,828,214	43,420,083
Adamas Pharmaceuticals, Inc. (a)(b)	891,433	21,795,537
Adaptimmune Therapeutics PLC sponsored ADR (a)	2,008,625	15,325,809
ADMA Biologics, Inc. (a)	183,926	689,723
Aduro Biotech, Inc. (a)(b)	1,666,415	10,415,094
Advaxis, Inc. (a)(b)	313,652	583,393
Adverum Biotechnologies, Inc. (a)	342,257	2,370,130
Agenus, Inc. (a)(b)	650,018	3,503,597
Agios Pharmaceuticals, Inc. (a)	377,290	30,330,343
Aimmune Therapeutics, Inc. (a)	1,473,571	47,891,058
Akebia Therapeutics, Inc. (a)	674,878	9,650,755
Albireo Pharma, Inc. (a)	481,000	16,257,800
Alder Biopharmaceuticals, Inc. (a)	777,334	10,804,943
Aldeyra Therapeutics, Inc. (a)(c)	1,076,452	8,880,729
Alexion Pharmaceuticals, Inc. (a)	1,677,064	196,971,167
Alkermes PLC (a)	1,588,574	90,675,804
Allena Pharmaceuticals, Inc. (a)(c)	330,941	2,253,708
Allena Pharmaceuticals, Inc. (c)	1,447,443	9,364,232
Alnylam Pharmaceuticals, Inc. (a)	1,485,678	178,519,068
AMAG Pharmaceuticals, Inc. (a)	378,377	7,964,836
Amarin Corp. PLC ADR (a)	772,831	2,681,724
Amgen, Inc.	2,802,852	515,080,112
Amicus Therapeutics, Inc. (a)	3,953,862	54,405,141
AnaptysBio, Inc. (a)	441,870	54,243,961
Applied Genetic Technologies Corp. (a)	161,994	623,677
Aptevo Therapeutics, Inc. (a)	101,833	322,811
AquaBounty Technologies, Inc. (a)(b)	7,555	18,434
Ardelyx, Inc. (a)	1,231,292	6,618,195
Arena Pharmaceuticals, Inc. (a)(c)	2,267,082	87,894,769
Argenx SE ADR	814,892	62,445,174
Array BioPharma, Inc. (a)	9,071,503	157,118,432
Arsanis, Inc. (a)(b)	681,900	10,058,025
Ascendis Pharma A/S sponsored ADR (a)	265,232	16,494,778
Asterias Biotherapeutics, Inc. (a)(b)	596,713	1,282,933
Atara Biotherapeutics, Inc. (a)(b)(c)	1,993,860	76,813,457
aTyr Pharma, Inc. (a)(b)	295,729	872,401
aTyr Pharma, Inc. (a)(d)	675,659	1,993,194
Audentes Therapeutics, Inc. (a)	769,214	25,914,820
Bellicum Pharmaceuticals, Inc. (a)(b)(c)	1,722,617	11,972,188
BioCryst Pharmaceuticals, Inc. (a)	3,155,747	15,684,063
Biogen, Inc. (a)	1,254,311	362,483,336
Biohaven Pharmaceutical Holding Co. Ltd.	726,123	24,608,308
BioMarin Pharmaceutical, Inc. (a)	1,423,535	115,548,336
BioTime, Inc. warrants 10/1/18 (a)	30,113	3,614
Bioverativ, Inc. (a)	7,585	793,998
bluebird bio, Inc. (a)	383,060	76,995,060
Blueprint Medicines Corp. (a)	1,709,411	147,966,616
Calithera Biosciences, Inc. (a)	528,522	4,069,619
Cara Therapeutics, Inc. (a)(b)	534,675	7,474,757
Celgene Corp. (a)	3,563,743	310,473,290
Celldex Therapeutics, Inc. (a)	2,693,766	6,060,974
Chiasma, Inc. (a)(c)	1,553,299	2,407,613
Chiasma, Inc. warrants 12/16/24 (a)(c)	382,683	80,670
Chimerix, Inc. (a)	1,871,867	9,097,274
Cidara Therapeutics, Inc. (a)(c)	146,000	978,200
Cidara Therapeutics, Inc. (a)(c)(d)	1,066,786	7,147,466
Clovis Oncology, Inc. (a)	914,133	53,083,703
Corbus Pharmaceuticals Holdings, Inc. (a)(b)(c)	3,366,167	24,909,636
Corvus Pharmaceuticals, Inc. (a)(b)	1,077,786	8,827,067
CTI BioPharma Corp. (a)	1,073,300	4,314,666
Cytokinetics, Inc. (a)	1,216,664	9,429,146
CytomX Therapeutics, Inc. (a)(d)	287,485	8,541,179
DBV Technologies SA sponsored ADR (a)	144,300	3,082,248
Deciphera Pharmaceuticals, Inc. (a)	376,427	9,418,204
Denali Therapeutics, Inc. (a)(b)	409,791	9,380,116
Dicerna Pharmaceuticals, Inc. (a)	1,122,298	14,320,522
Dynavax Technologies Corp. (a)(b)	1,766,298	28,525,713
Eagle Pharmaceuticals, Inc. (a)(b)	253,208	14,215,097
Edge Therapeutics, Inc. (a)(b)	39,143	589,102
Editas Medicine, Inc. (a)(b)	602,018	22,057,940
Emergent BioSolutions, Inc. (a)	64,467	3,204,010
Enanta Pharmaceuticals, Inc. (a)	284,367	22,356,934
Epizyme, Inc. (a)(c)	4,010,822	70,991,549
Esperion Therapeutics, Inc. (a)	993,272	79,869,002
Exact Sciences Corp. (a)	1,616,900	72,129,909
Exelixis, Inc. (a)	2,534,240	65,383,392
Fate Therapeutics, Inc. (a)(c)	2,805,659	31,591,720
FibroGen, Inc. (a)	2,005,619	110,509,607
Five Prime Therapeutics, Inc. (a)	618,100	13,140,806
Foundation Medicine, Inc. (a)	101,450	8,394,988
Galapagos Genomics NV sponsored ADR (a)	624,949	65,125,935
Genmab A/S (a)	68,861	14,004,306
Genomic Health, Inc. (a)	114,023	3,648,736
GenSight Biologics SA (a)(b)(d)	446,320	3,795,525
Geron Corp. (a)(b)(c)	15,165,701	35,032,769
Gilead Sciences, Inc.	2,492,074	196,200,986
Global Blood Therapeutics, Inc. (a)	1,782,200	104,526,030
GlycoMimetics, Inc. (a)	80,473	1,851,684
GTx, Inc. (a)	700,200	11,210,202
Halozyme Therapeutics, Inc. (a)	2,535,550	49,848,913
Heron Therapeutics, Inc. (a)	929,179	18,908,793
Histogenics Corp. (a)	1,132,386	2,921,556
Idera Pharmaceuticals, Inc. (a)(b)	3,506,352	6,206,243
Immune Design Corp. (a)	941,657	2,730,805
ImmunoGen, Inc. (a)	4,099,275	45,542,945
Immunomedics, Inc. (a)(b)	5,063,983	85,631,953
Incyte Corp. (a)	1,514,559	128,979,844
Infinity Pharmaceuticals, Inc. (a)(b)(c)	2,793,474	5,251,731
Insmed, Inc. (a)	85,600	2,072,376
Insys Therapeutics, Inc. (a)(b)	177,279	1,292,364
Intellia Therapeutics, Inc. (a)(b)	525,261	13,709,312
Intercept Pharmaceuticals, Inc. (a)(b)	753,268	44,992,698
Intrexon Corp. (a)(b)	258,553	3,366,360
Ionis Pharmaceuticals, Inc. (a)	2,524,877	133,364,003
Iovance Biotherapeutics, Inc. (a)	1,202,700	20,866,845
Ironwood Pharmaceuticals, Inc. Class A (a)	3,249,610	46,144,462
Jounce Therapeutics, Inc. (a)(b)	1,042,984	21,986,103
Karyopharm Therapeutics, Inc. (a)(c)	2,889,511	42,678,077
Keryx Biopharmaceuticals, Inc. (a)(b)	1,045,725	4,799,878
Krystal Biotech, Inc. (c)	935,400	8,961,132
Kura Oncology, Inc. (a)(c)	2,380,817	53,806,464
La Jolla Pharmaceutical Co. (a)(b)	1,189,798	36,955,126
Lexicon Pharmaceuticals, Inc. (a)(b)	1,978,704	17,076,216
Ligand Pharmaceuticals, Inc. Class B (a)	238,198	36,179,894
Loxo Oncology, Inc. (a)	1,354,536	150,651,494
Macrogenics, Inc. (a)(c)	2,465,797	61,866,847
Madrigal Pharmaceuticals, Inc. (a)(b)	449,061	56,599,648
MannKind Corp. (a)(b)	1,402,861	4,110,383
MediciNova, Inc. (a)(b)	1,069,720	11,178,574
Merrimack Pharmaceuticals, Inc. (b)	283,346	3,147,974
MiMedx Group, Inc. (a)(b)	45,164	320,213
Minerva Neurosciences, Inc. (a)(c)	3,150,614	16,540,724
Miragen Therapeutics, Inc. (a)(c)	2,888,656	16,032,041
Molecular Templates, Inc. (a)	33,358	309,562
Momenta Pharmaceuticals, Inc. (a)	1,203,956	20,527,450
NantKwest, Inc. (a)(b)	170,843	758,543
Neurocrine Biosciences, Inc. (a)	2,060,351	173,955,435
NewLink Genetics Corp. (a)(b)	536,364	3,851,094
Novavax, Inc. (a)(b)	3,364,321	7,300,577
Novelion Therapeutics, Inc. (a)(b)	462,707	1,915,607
Opko Health, Inc. (a)(b)	217,967	738,908
Oragenics, Inc. (a)	155,805	269,543
OvaScience, Inc. (a)	368,191	349,671
Ovid Therapeutics, Inc.	920,249	6,064,441
Portola Pharmaceuticals, Inc. (a)	1,217,555	51,526,928
Progenics Pharmaceuticals, Inc. (a)(b)	1,100,048	7,348,321
Protagonist Therapeutics, Inc. (a)	622,963	10,559,223
Proteostasis Therapeutics, Inc. (a)(b)	674,200	2,015,858
Prothena Corp. PLC (a)(b)	769,935	25,939,110
PTC Therapeutics, Inc. (a)	897,445	23,109,209
Puma Biotechnology, Inc. (a)	822,723	53,764,948
Radius Health, Inc. (a)(b)	1,578,215	60,114,209
Regeneron Pharmaceuticals, Inc. (a)	570,263	182,735,076
REGENXBIO, Inc. (a)	1,223,908	34,820,183
Regulus Therapeutics, Inc. (a)(b)	4,440,151	4,928,568
Repligen Corp. (a)	719,686	24,678,033
Retrophin, Inc. (a)	788,810	19,736,026
Rigel Pharmaceuticals, Inc. (a)	671,200	2,523,712
Sage Therapeutics, Inc. (a)	926,093	149,434,366
Sangamo Therapeutics, Inc. (a)	4,157,515	99,572,484
Sarepta Therapeutics, Inc. (a)	960,503	60,290,773
Seattle Genetics, Inc. (a)(b)	1,653,890	89,310,060
Selecta Biosciences, Inc. (a)(b)	330,979	3,031,768
Seres Therapeutics, Inc. (a)(c)	1,028,440	9,770,180
Seres Therapeutics, Inc. (a)(c)(d)	1,292,035	12,274,333
Sienna Biopharmaceuticals, Inc.	208,531	3,269,766
Spark Therapeutics, Inc. (a)(b)	1,446,320	82,584,872
Spectrum Pharmaceuticals, Inc. (a)	4,275,590	91,967,941
Stemline Therapeutics, Inc. (a)(c)	1,795,948	30,800,508
Syndax Pharmaceuticals, Inc. (a)	394,253	3,564,047
Syros Pharmaceuticals, Inc. (a)(b)	617,861	6,512,255
Syros Pharmaceuticals, Inc. (a)(d)	303,621	3,200,165
TESARO, Inc. (a)(b)	682,107	37,672,770
TG Therapeutics, Inc. (a)(b)	3,770,611	52,788,554
Tocagen, Inc. (b)	619,000	6,747,100
Trevena, Inc. (a)	1,105,549	1,978,933
Ultragenyx Pharmaceutical, Inc. (a)	1,816,721	86,857,431
uniQure B.V. (a)	120,957	3,074,727
United Therapeutics Corp. (a)	153,925	17,832,211
Vanda Pharmaceuticals, Inc. (a)	1,013,092	19,096,784
Vertex Pharmaceuticals, Inc. (a)	1,750,208	290,587,034
Vital Therapies, Inc. (a)(b)	1,549,191	8,288,172
Voyager Therapeutics, Inc. (a)(c)	2,275,674	65,380,114
vTv Therapeutics, Inc. Class A (a)	83,453	471,509
Xencor, Inc. (a)	1,535,143	47,021,430
Zafgen, Inc. (a)(c)	2,712,346	21,319,040
Zealand Pharma A/S (a)(b)	400,644	6,176,221
		7,912,559,493
Health Care Equipment & Supplies - 0.4%
Health Care Equipment - 0.4%
Bellerophon Therapeutics, Inc. (a)(b)	487,970	941,782
Novocure Ltd. (a)	646,289	13,281,239
Novocure Ltd. (a)(d)	701,713	14,420,202
Vermillion, Inc. (a)(c)	3,594,573	5,391,860
		34,035,083
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
G1 Therapeutics, Inc.	748,700	16,913,133
OptiNose, Inc. (b)	153,915	2,725,835
		19,638,968
Health Care Technology - 0.0%
Health Care Technology - 0.0%
NantHealth, Inc. (a)(b)	107,400	324,348
Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
Morphosys AG (a)(b)	106,900	10,639,502
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	33,334	45,001
Pharmaceuticals - 8.1%
Pharmaceuticals - 8.1%
Aclaris Therapeutics, Inc. (a)	585,786	11,680,573
Adimab LLC (e)(f)(g)	1,954,526	74,956,072
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(g)	8,274,568	8,605,551
Akcea Therapeutics, Inc.	610,000	10,351,700
Aradigm Corp. (a)	148,009	167,250
Aradigm Corp. (a)(b)	11,945	13,498
Avexis, Inc. (a)	565,781	70,004,083
Axsome Therapeutics, Inc. (a)(b)	470,252	1,199,143
Clementia Pharmaceuticals, Inc.	390,500	6,224,570
Corcept Therapeutics, Inc. (a)(b)	185,022	2,810,484
CymaBay Therapeutics, Inc. (a)	497,336	7,405,333
Dermira, Inc. (a)(b)	677,591	17,420,865
Dova Pharmaceuticals, Inc. (b)	1,308,850	39,605,801
Egalet Corp. (a)(b)	297,205	224,687
GW Pharmaceuticals PLC ADR (a)(b)	268,540	30,516,886
Horizon Pharma PLC (a)	314,040	4,578,703
InflaRx NV (a)	2,500	65,225
Intra-Cellular Therapies, Inc. (a)	721,948	13,984,133
Jazz Pharmaceuticals PLC (a)	68,813	9,964,122
Kala Pharmaceuticals, Inc.	468,500	6,582,425
Kolltan Pharmaceuticals, Inc. rights (a)(g)	10,639,609	1,383,149
Melinta Therapeutics, Inc. (a)	780,974	9,723,126
MyoKardia, Inc. (a)	1,152,901	67,098,838
Nektar Therapeutics (a)	858,558	74,316,780
NeurogesX, Inc. (a)(c)(g)	2,550,000	26
Ocular Therapeutix, Inc. (a)(b)(c)	2,394,399	12,522,707
Odonate Therapeutics, Inc. (a)	655,700	17,697,343
Pacira Pharmaceuticals, Inc. (a)	111,835	3,500,436
Paratek Pharmaceuticals, Inc. (a)	984,132	12,892,129
Reata Pharmaceuticals, Inc. (a)	343,197	8,267,616
resTORbio, Inc. (a)(b)	454,257	8,858,012
Rhythm Pharmaceuticals, Inc. (b)	264,945	6,848,828
RPI International Holdings LP (a)(f)(g)	54,958	7,820,523
scPharmaceuticals, Inc. (a)	154,500	2,470,455
Spero Therapeutics, Inc. (a)(b)	622,000	6,580,760
Stemcentrx, Inc. rights 12/31/21 (a)(g)	876,163	2,672,297
The Medicines Company (a)(b)	977,308	29,925,171
TherapeuticsMD, Inc. (a)	3,196,642	15,983,210
Theravance Biopharma, Inc. (a)(b)	416,300	10,973,668
UroGen Pharma Ltd.	727,332	38,301,303
WAVE Life Sciences (a)(b)	730,461	37,216,988
Zogenix, Inc. (a)	762,002	32,308,885
		723,723,354
Software - 0.0%
Application Software - 0.0%
Precipio, Inc. (f)	7,883	5,045
TOTAL COMMON STOCKS
(Cost $5,564,221,189)		8,700,970,794

Preferred Stocks - 2.0%
Convertible Preferred Stocks - 1.9%
Biotechnology - 1.7%
Biotechnology - 1.7%
23andMe, Inc. Series E (a)(f)(g)	1,505,457	20,902,066
Axcella Health, Inc. Series C (a)(f)(g)	1,642,272	21,218,154
Immunocore Ltd. Series A (a)(f)(g)	73,318	26,467,672
Moderna Therapeutics, Inc.:
Series D (a)(f)(g)	2,074,940	20,873,896
Series E (a)(f)(g)	2,698,970	27,151,638
Scholar Rock LLC Series B (f)(g)	4,276,340	15,394,824
Translate Bio Series B (a)(f)(g)	5,634,091	11,155,500
Twist Bioscience Corp.:
Series C (a)(f)(g)	8,133,875	10,818,054
Series D (a)(f)(g)	1,976,343	2,628,536
		156,610,340
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Codiak Biosciences, Inc.:
Series A (a)(f)(g)	856,366	3,243,572
Series B (a)(f)(g)	2,783,187	10,541,599
		13,785,171
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(f)(g)	8,274,568	83

TOTAL CONVERTIBLE PREFERRED STOCKS		170,395,594

Nonconvertible Preferred Stocks - 0.1%
Biotechnology - 0.1%
Biotechnology - 0.1%
Yumanity Holdings LLC Class A (a)(f)(g)	588,700	8,124,060
TOTAL PREFERRED STOCKS
(Cost $116,260,659)		178,519,654

Money Market Funds - 8.1%
Fidelity Cash Central Fund, 1.41% (h)	53,991,667	54,002,465
Fidelity Securities Lending Cash Central Fund 1.42% (h)(i)	668,255,777	668,322,602
TOTAL MONEY MARKET FUNDS
(Cost $722,275,592)		722,325,067
TOTAL INVESTMENT IN SECURITIES - 107.4%
(Cost $6,402,757,440)		9,601,815,515
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(661,048,627)
NET ASSETS - 100%		$8,940,766,888

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,372,064 or 0.6% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $261,301,294 or 2.9% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$16,299,991
Adimab LLC	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Axcella Health, Inc. Series C	1/30/15	$16,554,102
Codiak Biosciences, Inc. Series A	11/12/15	$856,366
Codiak Biosciences, Inc. Series B	11/12/15	$8,349,561
Immunocore Ltd. Series A	7/27/15	$13,796,921
Moderna Therapeutics, Inc. Series D	11/6/13	$9,158,071
Moderna Therapeutics, Inc. Series E	12/18/14	$11,912,324
Precipio, Inc.	2/3/12	$2,828,200
RPI International Holdings LP	5/21/15	$6,479,548
Scholar Rock LLC Series B	12/17/15	$12,829,020
Translate Bio Series B	7/17/15	$6,084,818
Twist Bioscience Corp. Series C	5/29/15	$12,199,999
Twist Bioscience Corp. Series D	1/8/16	$4,240,639
Yumanity Holdings LLC Class A	2/8/16	$3,978,847

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$549,105
Fidelity Securities Lending Cash Central Fund	10,896,293
Total	$11,445,398

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acceleron Pharma, Inc.	$98,051,765	$--	$73,984,709	$--	$(4,992,694)	$47,491,693	$--
Acorda Therapeutics, Inc.	62,530,736	--	13,701,996	--	(3,409,880)	(1,998,777)	--
Adamas Pharmaceuticals, Inc.	32,978,322	6,640,000	23,098,473	--	4,892,064	383,624	--
Alder Biopharmaceuticals, Inc.	67,312,513	3,848,000	31,494,862	--	(50,464,264)	21,603,556	--
Aldeyra Therapeutics, Inc.	5,663,057	--	325,291	--	(215,509)	3,758,472	8,880,729
Allena Pharmaceuticals, Inc.	--	8,606,360	2,485,459	--	(1,487,727)	(2,379,466)	2,253,708
Allena Pharmaceuticals, Inc.	--	--	--	--	--	(6,646,090)	9,364,232
Arena Pharmaceuticals, Inc.	--	57,852,518	--	--	--	30,042,251	87,894,769
Atara Biotherapeutics, Inc.	28,569,877	16,778,501	8,650,464	--	(13,606,408)	53,721,951	76,813,457
Avexis, Inc.	89,004,815	--	75,870,585	--	44,355,533	12,514,320	--
Axsome Therapeutics, Inc.	6,093,929	--	4,006,037	--	(3,815,620)	2,926,871	--
Bellicum Pharmaceuticals, Inc.	12,222,396	13,883,147	2,875,864	--	(3,509,363)	(7,748,128)	11,972,188
Blueprint Medicines Corp.	55,635,200	20,993,071	19,470,578	--	4,457,794	86,351,129	--
Chiasma, Inc.	2,641,278	--	163,602	--	(1,826,742)	1,756,679	2,407,613
Chiasma, Inc. warrants 12/16/24	105,173	--	--	--	--	(24,503)	80,670
Cidara Therapeutics, Inc.	1,051,200	--	--	--	--	(73,000)	978,200
Cidara Therapeutics, Inc.	7,680,859	--	--	--	--	(533,393)	7,147,466
Corbus Pharmaceuticals Holdings, Inc.	6,378,300	20,962,308	1,488,908	--	(856,036)	(86,028)	24,909,636
Cytokinetics, Inc.	23,813,727	3,369,062	20,863,409	--	7,010,551	(3,900,785)	--
Cytokinetics, Inc. warrants 6/25/17	3,409,874	--	--	--	--	(3,409,874)	--
Egalet Corp.	10,675,696	--	5,383,982	--	(16,733,888)	11,666,861	--
Epizyme, Inc.	81,256,291	--	25,896,420	--	(28,327,565)	43,959,243	70,991,549
Fate Therapeutics, Inc.	7,551,970	4,492,872	--	--	--	19,546,878	31,591,720
Fibrocell Science, Inc.	--	--	1,544,905	--	(4,535,695)	--	--
Fibrocell Science, Inc.	1,702,568	--	--	--	--	4,378,032	--
Geron Corp.	33,988,815	--	1,281,818	--	(2,359,101)	4,684,873	35,032,769
Global Blood Therapeutics, Inc.	68,660,137	23,858,821	33,748,314	--	23,806,125	21,949,261	--
Histogenics Corp.	1,891,085	--	--	--	--	1,030,471	--
Infinity Pharmaceuticals, Inc.	--	7,961,514	--	--	--	(2,709,783)	5,251,731
Jounce Therapeutics, Inc.	--	3,399,730	15,352,686	--	6,450,373	11,086,105	--
Jounce Therapeutics, Inc.	35,864,035	--	--	--	--	(19,461,455)	--
Karyopharm Therapeutics, Inc.	32,829,502	--	2,579,121	--	(7,481,444)	19,909,140	42,678,077
Krystal Biotech, Inc.	--	9,354,000	--	--	--	(392,868)	8,961,132
Kura Oncology, Inc.	15,816,712	21,339,676	8,520,044	--	3,819,106	21,351,014	53,806,464
La Jolla Pharmaceutical Co.	38,332,223	1,652,643	--	--	--	(3,029,740)	--
Loxo Oncology, Inc.	86,708,884	140,955	45,901,667	--	28,880,539	80,822,783	--
Macrogenics, Inc.	62,162,107	--	8,756,958	--	(8,249,340)	16,711,038	61,866,847
Melinta Therapeutics, Inc.	14,107,872	--	866,620	--	(7,516,642)	3,998,516	--
Minerva Neurosciences, Inc.	29,051,873	4,115,250	3,949,036	--	(4,591,866)	(8,085,497)	16,540,724
Miragen Therapeutics, Inc.	32,333,809	2,322,700	--	--	--	(18,624,468)	16,032,041
MyoKardia, Inc.	32,129,339	3,135,912	25,531,069	--	9,613,752	47,750,904	--
NeurogesX, Inc.	26	--	--	--	--	--	26
Ocular Therapeutix, Inc.	9,286,824	7,527,258	1,171,506	--	(3,944,376)	824,507	12,522,707
Paratek Pharmaceuticals, Inc.	19,671,688	1,920,730	10,151,041	--	4,952,270	(3,501,518)	--
Radius Health, Inc.	133,725,306	--	54,430,613	--	(9,087,193)	(10,093,291)	--
Seres Therapeutics, Inc.	9,955,299	--	--	--	--	(185,119)	9,770,180
Seres Therapeutics, Inc.	12,506,899	--	--	--	--	(232,566)	12,274,333
Stemline Therapeutics, Inc.	14,228,893	5,277,999	6,897,257	--	(1,895,157)	20,086,030	30,800,508
Syndax Pharmaceuticals, Inc.	11,352,881	930,086	7,190,427	--	(2,181,480)	652,987	--
TG Therapeutics, Inc.	16,717,918	21,596,708	10,498,901	--	(10,701,766)	35,674,595	--
UroGen Pharma Ltd.	--	15,505,572	2,578,443	--	1,769,843	23,604,331	--
Vermillion, Inc.	9,842,132	--	1,015,137	--	(290,399)	(3,144,736)	5,391,860
Versartis, Inc.	58,725,590	--	14,194,539	--	(41,519,699)	(3,011,352)	--
Vital Therapies, Inc.	5,541,828	4,712,000	4,375,781	--	(137,519)	2,547,644	--
Voyager Therapeutics, Inc.	34,640,913	--	5,414,404	--	(187,213)	36,340,818	65,380,114
WAVE Life Sciences	42,795,006	--	17,321,632	--	7,223,542	4,520,072	--
Zafgen, Inc.	10,768,014	--	--	--	--	10,551,026	21,319,040
Zosano Pharma Corp.	3,155,743	--	791,661	--	(9,222,398)	6,858,316	--
Total	$1,481,120,899	$292,177,393	$593,824,219	$--	$(95,915,492)	$611,783,554	$732,914,490

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,700,970,794	$8,561,472,720	$44,060,456	$95,437,618
Preferred Stocks	178,519,654	--	--	178,519,654
Money Market Funds	722,325,067	722,325,067	--	--
Total Investments in Securities:	$9,601,815,515	$9,283,797,787	$44,060,456	$273,957,272

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$77,956,600
Level 2 to Level 1	$60,311,512

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$67,962,514
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	27,456,275
Cost of Purchases	18,829
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$95,437,618
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2018	$27,456,276
Preferred Stocks
Beginning Balance	$178,837,945
Total Realized Gain (Loss)	792,131
Total Unrealized Gain (Loss)	25,889,809
Cost of Purchases	12,829,020
Proceeds of Sales	(39,829,251)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$178,519,654
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2018	$21,673,733

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $623,660,149) — See accompanying schedule: Unaffiliated issuers (cost $4,942,510,701)	$8,146,575,958
Fidelity Central Funds (cost $722,275,592)	722,325,067
Other affiliated issuers (cost $737,971,147)	732,914,490
Total Investment in Securities (cost $6,402,757,440)		$9,601,815,515
Cash		1,040,191
Restricted cash		15,576
Receivable for investments sold		20,492,073
Receivable for fund shares sold		4,467,411
Dividends receivable		3,993,590
Distributions receivable from Fidelity Central Funds		865,156
Prepaid expenses		31,791
Other receivables		845,064
Total assets		9,633,566,367
Liabilities
Payable for investments purchased	$11,360,163
Payable for fund shares redeemed	6,864,707
Accrued management fee	4,036,344
Other affiliated payables	1,277,117
Other payables and accrued expenses	1,076,116
Collateral on securities loaned	668,185,032
Total liabilities		692,799,479
Net Assets		$8,940,766,888
Net Assets consist of:
Paid in capital		$5,434,534,530
Accumulated net investment loss		(2,099,767)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		309,264,998
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,199,067,127
Net Assets, for 38,130,517 shares outstanding		$8,940,766,888
Net Asset Value, offering price and redemption price per share ($8,940,766,888 ÷ 38,130,517 shares)		$234.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$33,500,675
Income from Fidelity Central Funds (including $10,896,293 from security lending)		11,445,398
Total income		44,946,073
Expenses
Management fee	$50,165,571
Transfer agent fees	15,327,982
Accounting and security lending fees	1,475,112
Custodian fees and expenses	225,741
Independent trustees' fees and expenses	201,239
Registration fees	108,117
Audit	107,841
Legal	122,109
Miscellaneous	347,903
Total expenses before reductions	68,081,615
Expense reductions	(388,617)	67,692,998
Net investment income (loss)		(22,746,925)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	735,176,699
Fidelity Central Funds	54,287
Other affiliated issuers	(95,915,492)
Foreign currency transactions	25,850
Total net realized gain (loss)		639,341,344
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	189,567,634
Fidelity Central Funds	(155,310)
Other affiliated issuers	611,783,554
Assets and liabilities in foreign currencies	(4,654)
Total change in net unrealized appreciation (depreciation)		801,191,224
Net gain (loss)		1,440,532,568
Net increase (decrease) in net assets resulting from operations		$1,417,785,643

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(22,746,925)	$(42,688,123)
Net realized gain (loss)	639,341,344	(142,401,947)
Change in net unrealized appreciation (depreciation)	801,191,224	2,691,756,572
Net increase (decrease) in net assets resulting from operations	1,417,785,643	2,506,666,502
Distributions to shareholders from net realized gain	(123,724,434)	(351,244,588)
Share transactions
Proceeds from sales of shares	1,080,604,327	1,517,002,797
Reinvestment of distributions	117,018,605	335,307,225
Cost of shares redeemed	(3,124,598,001)	(4,158,007,769)
Net increase (decrease) in net assets resulting from share transactions	(1,926,975,069)	(2,305,697,747)
Redemption fees	–	358,003
Total increase (decrease) in net assets	(632,913,860)	(149,917,830)
Net Assets
Beginning of period	9,573,680,748	9,723,598,578
End of period	$8,940,766,888	$9,573,680,748
Other Information
Accumulated net investment loss end of period	$(2,099,767)	$(3,400,876)
Shares
Sold	4,983,293	8,341,359
Issued in reinvestment of distributions	541,402	1,903,424
Redeemed	(14,506,475)	(23,151,337)
Net increase (decrease)	(8,981,780)	(12,906,554)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Biotechnology Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$203.21	$162.01	$248.00	$221.45	$120.51
Income from Investment Operations
Net investment income (loss)B	(.53)	(.78)	(.95)	(.87)	(.54)
Net realized and unrealized gain (loss)	34.90	47.93	(69.22)	51.24	101.91
Total from investment operations	34.37	47.15	(70.17)	50.37	101.37
Distributions from net realized gain	(3.10)	(5.96)	(15.84)	(23.84)	(.46)
Total distributions	(3.10)	(5.96)	(15.84)	(23.84)	(.46)
Redemption fees added to paid in capital	–	.01B	.02B	.02B	.03B
Net asset value, end of period	$234.48	$203.21	$162.01	$248.00	$221.45
Total ReturnC	17.04%	29.67%	(30.35)%	24.21%	84.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.73%	.74%	.76%
Expenses net of fee waivers, if any	.74%	.75%	.73%	.74%	.76%
Expenses net of all reductions	.73%	.74%	.73%	.74%	.75%
Net investment income (loss)	(.25)%	(.43)%	(.39)%	(.41)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,940,767	$9,573,681	$9,723,599	$13,277,052	$11,033,313
Portfolio turnover rateF	26%	28%	35%	61%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	15.49%	19.13%	14.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,835	Health Care Portfolio
$25,307	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund gained 15.49%, in line with the 15.48% result of the MSCI U.S. IMI Health Care 25/50 Index but behind the broader S&P 500®. The sector lagged the broad market, weighed down in part by the largest MSCI index segment, pharmaceuticals, as focus shifted again to drug pricing after President Trump made critical remarks about prescription-drug costs. Still, health care firms generally exhibited solid balance sheets, fair stock valuations and rising demand for their products and services. Versus the MSCI sector index, positive sub-industry allocations largely were counterbalanced by negative stock selection. Our top individual contribution came from largely avoiding Merck, as large-cap pharma firms generally underperformed. Conversely, it hurt most to not own global biotech and index constituent AbbVie, which was lifted by good news related to its rheumatoid arthritis blockbuster Humira®.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
UnitedHealth Group, Inc.	8.7
Becton, Dickinson & Co.	6.4
Amgen, Inc.	5.9
Boston Scientific Corp.	5.1
Humana, Inc.	4.7
Cigna Corp.	3.6
AstraZeneca PLC (United Kingdom)	2.8
Vertex Pharmaceuticals, Inc.	2.8
Biogen, Inc.	2.6
Roche Holding AG (participation certificate)	2.4
45.0

Top Industries (% of fund's net assets)

As of February 28, 2018
Biotechnology	32.0%
Health Care Equipment & Supplies	24.0%
Health Care Providers & Services	20.5%
Pharmaceuticals	15.9%
Health Care Technology	3.9%
All Others*	3.7%

* Includes short-term investments and net other assets (liabilities).

Health Care Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Biotechnology - 31.5%
Biotechnology - 31.5%
Abeona Therapeutics, Inc. (a)(b)	1,400,000	$19,390,000
Ablynx NV (a)(b)	909,711	48,377,959
AC Immune SA (a)(b)	1,000,000	10,570,000
Acceleron Pharma, Inc. (a)	550,000	23,061,500
Acorda Therapeutics, Inc. (a)	1,050,000	24,937,500
Alexion Pharmaceuticals, Inc. (a)	1,280,000	150,336,000
Alnylam Pharmaceuticals, Inc. (a)	650,000	78,104,000
Amgen, Inc.	2,229,270	409,672,948
AnaptysBio, Inc. (a)	480,000	58,924,800
Argenx SE ADR	500,000	38,315,000
Ascendis Pharma A/S sponsored ADR (a)	900,000	55,971,000
Atara Biotherapeutics, Inc. (a)	1,040,000	40,066,000
Audentes Therapeutics, Inc. (a)	690,000	23,246,100
BeiGene Ltd. ADR (a)	500,000	71,735,000
Biogen, Inc. (a)	625,000	180,618,750
BioMarin Pharmaceutical, Inc. (a)	400,288	32,491,377
bluebird bio, Inc. (a)	248,454	49,939,254
Blueprint Medicines Corp. (a)	913,400	79,063,904
Cellectis SA sponsored ADR (a)	688,500	21,494,970
CytomX Therapeutics, Inc. (a)	445,477	13,235,122
Five Prime Therapeutics, Inc. (a)	478,900	10,181,414
Global Blood Therapeutics, Inc. (a)	330,000	19,354,500
GlycoMimetics, Inc. (a)(b)	791,527	18,213,036
Heron Therapeutics, Inc. (a)(b)	842,100	17,136,735
Insmed, Inc. (a)	2,722,226	65,905,091
Intercept Pharmaceuticals, Inc. (a)	356,200	21,275,826
La Jolla Pharmaceutical Co. (a)	441,617	13,716,624
Loxo Oncology, Inc. (a)	340,000	37,814,800
Momenta Pharmaceuticals, Inc. (a)	72,907	1,243,064
Neurocrine Biosciences, Inc. (a)	1,120,397	94,595,119
Prothena Corp. PLC (a)	418,350	14,094,212
Sage Therapeutics, Inc. (a)	13,400	2,162,224
Sarepta Therapeutics, Inc. (a)(b)	1,500,000	94,155,000
Spark Therapeutics, Inc. (a)	720,000	41,112,000
TESARO, Inc. (a)(b)	900,000	49,707,000
uniQure B.V. (a)	475,704	12,092,396
Vertex Pharmaceuticals, Inc. (a)	1,160,000	192,594,800
Xencor, Inc. (a)	1,096,512	33,586,163
Zai Lab Ltd. ADR (b)	660,000	14,619,000
		2,183,110,188
Diversified Consumer Services - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	708,400	19,282,648
Food & Staples Retailing - 1.4%
Drug Retail - 1.4%
CVS Health Corp.	1,400,000	94,822,000
Health Care Equipment & Supplies - 23.9%
Health Care Equipment - 23.9%
Atricure, Inc. (a)	1,630,000	28,802,100
Baxter International, Inc.	1,900,000	128,801,000
Becton, Dickinson & Co.	2,000,000	444,040,000
Boston Scientific Corp. (a)	12,980,000	353,834,800
Danaher Corp.	640,000	62,579,200
DexCom, Inc. (a)(b)	1,147,600	64,426,264
Genmark Diagnostics, Inc. (a)	2,697,037	11,111,792
Insulet Corp. (a)	1,183,494	88,868,564
Integra LifeSciences Holdings Corp. (a)	1,500,000	79,095,000
Intuitive Surgical, Inc. (a)	320,000	136,464,000
Penumbra, Inc. (a)	700,000	75,740,000
Stryker Corp.	750,000	121,620,000
Wright Medical Group NV (a)	3,000,000	61,050,000
		1,656,432,720
Health Care Providers & Services - 20.4%
Health Care Distributors & Services - 0.8%
Amplifon SpA	1,200,000	19,067,611
EBOS Group Ltd.	3,049,520	39,037,820
		58,105,431
Health Care Facilities - 1.3%
HCA Holdings, Inc.	880,000	87,340,000
Health Care Services - 1.3%
Diplomat Pharmacy, Inc. (a)	400,000	8,336,000
G1 Therapeutics, Inc.	800,000	18,072,000
Premier, Inc. (a)	1,000,000	33,150,000
United Drug PLC (United Kingdom)	2,720,000	31,137,218
		90,695,218
Managed Health Care - 17.0%
Cigna Corp.	1,280,000	250,739,200
Humana, Inc.	1,200,000	326,184,000
UnitedHealth Group, Inc.	2,640,000	597,062,401
		1,173,985,601

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,410,126,250

Health Care Technology - 3.9%
Health Care Technology - 3.9%
athenahealth, Inc. (a)	250,000	34,935,000
Castlight Health, Inc. (a)	1,875,650	6,658,558
Castlight Health, Inc. Class B (a)(b)	3,024,077	10,735,473
Cerner Corp. (a)	1,500,000	96,240,000
Medidata Solutions, Inc. (a)	350,000	22,981,000
Teladoc, Inc. (a)(b)	2,400,000	96,240,000
		267,790,031
Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Benefitfocus, Inc. (a)(b)(c)	1,794,000	43,414,800
Life Sciences Tools & Services - 0.3%
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	280,000	19,205,200
Pharmaceuticals - 15.9%
Pharmaceuticals - 15.9%
Allergan PLC	500,000	77,110,000
AstraZeneca PLC (United Kingdom)	3,000,000	196,356,789
Avexis, Inc. (a)	130,000	16,084,900
Bristol-Myers Squibb Co.	2,100,000	139,020,000
CymaBay Therapeutics, Inc. (a)	1,743,000	25,953,270
Dechra Pharmaceuticals PLC	2,151,100	74,130,428
Impax Laboratories, Inc. (a)	330,000	6,732,000
Indivior PLC (a)	6,600,000	34,272,745
Jazz Pharmaceuticals PLC (a)	145,000	20,996,000
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	4,400,000	50,316,370
Mylan NV (a)	500,000	20,160,000
MyoKardia, Inc. (a)	300,000	17,460,000
Nektar Therapeutics (a)	1,430,000	123,780,800
Roche Holding AG (participation certificate)	720,000	166,305,600
RPI International Holdings LP (a)(d)(e)	199,753	28,424,852
The Medicines Company (a)(b)	1,083,600	33,179,832
TherapeuticsMD, Inc. (a)(b)	3,000,000	15,000,000
Theravance Biopharma, Inc. (a)(b)	1,337,166	35,247,696
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	5,999,957	22,136,245
		1,102,667,527
TOTAL COMMON STOCKS
(Cost $4,957,434,125)		6,796,851,364

Convertible Preferred Stocks - 1.2%
Biotechnology - 0.5%
Biotechnology - 0.5%
10X Genomics, Inc. Series C (a)(d)(e)	2,958,778	18,817,828
BioNTech AG Series A (d)(e)	78,748	17,536,124
		36,353,952
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Shockwave Medical, Inc. Series C (d)(e)	7,425,890	7,500,000
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(d)(e)	1,639,892	10,642,899
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc. Series B (a)(d)(e)	8,159,125	18,602,805
Textiles, Apparel & Luxury Goods - 0.2%
Textiles - 0.2%
Generation Bio Series B (d)(e)	130,800	1,196,258
Harmony Biosciences II, Inc. Series A (d)(e)	10,935,215	10,935,215
		12,131,473
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $79,427,965)		85,231,129

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 1.41% (f)	66,088,332	66,101,550
Fidelity Securities Lending Cash Central Fund 1.42% (f)(g)	245,849,537	245,874,122
TOTAL MONEY MARKET FUNDS
(Cost $311,971,288)		311,975,672
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $5,348,833,378)		7,194,058,165
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(270,653,728)
NET ASSETS - 100%		$6,923,404,437

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $113,655,981 or 1.6% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$13,250,000
1Life Healthcare, Inc. Series G	4/10/14	$10,800,001
BioNTech AG Series A	12/29/17	$17,246,491
Generation Bio Series B	2/21/18	$1,196,258
Harmony Biosciences II, Inc. Series A	9/22/17	$10,935,215
Outset Medical, Inc. Series B	5/5/15	$18,500,000
RPI International Holdings LP	5/21/15 - 3/23/16	$26,504,031
Shockwave Medical, Inc. Series C	9/27/17	$7,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$894,391
Fidelity Securities Lending Cash Central Fund	3,016,199
Total	$3,910,590

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Benefitfocus, Inc.	$26,550,000	$23,720,560	$--	$--	$--	$(6,855,760)	$43,414,800
Genmark Diagnostics, Inc.	28,300,000	2,299,258	--	--	--	(19,487,466)	--
Total	$54,850,000	$26,019,818	$--	$--	$--	$(26,343,226)	$43,414,800

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,796,851,364	$6,126,325,547	$642,100,965	$28,424,852
Convertible Preferred Stocks	85,231,129	--	--	85,231,129
Money Market Funds	311,975,672	311,975,672	--	--
Total Investments in Securities:	$7,194,058,165	$6,438,301,219	$642,100,965	$113,655,981

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$135,215,175
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$26,262,526
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	2,162,326
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$28,424,852
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2018	$2,162,326
Convertible Preferred Stocks
Beginning Balance	$40,759,905
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	4,343,260
Cost of Purchases	40,127,964
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$85,231,129
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2018	$4,343,260

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period includes securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
United Kingdom	4.4%
Switzerland	2.6%
Ireland	2.0%
Cayman Islands	1.7%
Netherlands	1.4%
China	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $234,037,845) — See accompanying schedule: Unaffiliated issuers (cost $4,984,893,081)	$6,838,667,693
Fidelity Central Funds (cost $311,971,288)	311,975,672
Other affiliated issuers (cost $51,969,009)	43,414,800
Total Investment in Securities (cost $5,348,833,378)		$7,194,058,165
Receivable for investments sold		20,520,935
Receivable for fund shares sold		3,726,510
Dividends receivable		9,422,618
Distributions receivable from Fidelity Central Funds		318,478
Prepaid expenses		22,941
Other receivables		768,222
Total assets		7,228,837,869
Liabilities
Payable for investments purchased	$51,702,302
Payable for fund shares redeemed	3,024,965
Accrued management fee	3,100,739
Other affiliated payables	958,027
Other payables and accrued expenses	793,181
Collateral on securities loaned	245,854,218
Total liabilities		305,433,432
Net Assets		$6,923,404,437
Net Assets consist of:
Paid in capital		$4,898,906,278
Undistributed net investment income		4,015,387
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		175,258,616
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,845,224,156
Net Assets, for 29,391,708 shares outstanding		$6,923,404,437
Net Asset Value, offering price and redemption price per share ($6,923,404,437 ÷ 29,391,708 shares)		$235.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$60,728,055
Income from Fidelity Central Funds (including $3,016,199 from security lending)		3,910,590
Total income		64,638,645
Expenses
Management fee	$36,817,883
Transfer agent fees	10,625,568
Accounting and security lending fees	1,200,085
Custodian fees and expenses	191,534
Independent trustees' fees and expenses	146,286
Registration fees	96,452
Audit	55,048
Legal	86,738
Interest	2,252
Miscellaneous	223,808
Total expenses before reductions	49,445,654
Expense reductions	(495,502)	48,950,152
Net investment income (loss)		15,688,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	477,809,383
Fidelity Central Funds	7,919
Foreign currency transactions	(82,884)
Total net realized gain (loss)		477,734,418
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	499,097,133
Fidelity Central Funds	(18,740)
Other affiliated issuers	(26,343,226)
Assets and liabilities in foreign currencies	12,751
Total change in net unrealized appreciation (depreciation)		472,747,918
Net gain (loss)		950,482,336
Net increase (decrease) in net assets resulting from operations		$966,170,829

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,688,493	$8,645,658
Net realized gain (loss)	477,734,418	4,497,783
Change in net unrealized appreciation (depreciation)	472,747,918	1,003,557,704
Net increase (decrease) in net assets resulting from operations	966,170,829	1,016,701,145
Distributions to shareholders from net investment income	(11,041,879)	(7,826,452)
Distributions to shareholders from net realized gain	(148,657,217)	(36,346,185)
Total distributions	(159,699,096)	(44,172,637)
Share transactions
Proceeds from sales of shares	830,480,092	982,508,524
Reinvestment of distributions	150,559,655	41,828,930
Cost of shares redeemed	(1,492,988,701)	(2,807,128,925)
Net increase (decrease) in net assets resulting from share transactions	(511,948,954)	(1,782,791,471)
Redemption fees	–	59,517
Total increase (decrease) in net assets	294,522,779	(810,203,446)
Net Assets
Beginning of period	6,628,881,658	7,439,085,104
End of period	$6,923,404,437	$6,628,881,658
Other Information
Undistributed net investment income end of period	$4,015,387	$–
Accumulated net investment loss end of period	$–	$(353,910)
Shares
Sold	3,686,424	5,048,731
Issued in reinvestment of distributions	670,376	224,110
Redeemed	(6,695,388)	(14,749,861)
Net increase (decrease)	(2,338,588)	(9,477,020)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$208.91	$180.53	$236.43	$216.88	$144.20
Income from Investment Operations
Net investment income (loss)B	.52	.23	(.07)	(.38)	(.20)
Net realized and unrealized gain (loss)	31.58	29.29	(31.64)	50.00	92.44
Total from investment operations	32.10	29.52	(31.71)	49.62	92.24
Distributions from net investment income	(.38)	(.23)	–	–	(.03)
Distributions from net realized gain	(5.08)	(.90)	(24.20)	(30.08)	(19.53)
Total distributions	(5.45)C	(1.14)D	(24.20)	(30.08)	(19.57)E
Redemption fees added to paid in capital	–	–B,F	.01B	.01B	.01B
Net asset value, end of period	$235.56	$208.91	$180.53	$236.43	$216.88
Total ReturnG	15.49%	16.43%	(14.90)%	25.44%	67.13%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%	.74%	.73%	.74%	.77%
Expenses net of fee waivers, if any	.73%	.73%	.73%	.74%	.77%
Expenses net of all reductions	.72%	.73%	.72%	.74%	.76%
Net investment income (loss)	.23%	.12%	(.03)%	(.18)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,923,404	$6,628,882	$7,439,085	$9,831,808	$6,180,280
Portfolio turnover rateJ	75%	49%K	76%	98%K	99%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.45 per share is comprised of distributions from net investment income of $.377 and distributions from net realized gain of $5.076 per share.

 D Total distributions of $1.14 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.904 per share.

 E Total distributions of $19.57 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $19.532 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	17.03%	17.45%	12.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,513	Health Care Services Portfolio
$25,307	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Justin Segalini:  For the fiscal year, the fund gained 17.03%, behind the 20.13% result of the MSCI U.S. IMI Custom Health Care Providers & Services 25/50 Index, but about in line with the S&P 500®. Managed health care companies, which gained roughly 38% within the MSCI index, benefited from expanded gross margins and earnings, proposed health care and tax reforms, and industry consolidation. Versus the MSCI index, the largest detractor by a wide margin was positioning in health care facilities. Notable relative individual detractors from this group included untimely positioning in Acadia Healthcare, a network of addiction and mental health treatment facilities, and an overweighting in Universal Health Services, one of the largest hospital management firms in the United States. I reduced the fund’s stake in Acadia the past 12 months, ending the period with a lower-than-index stake. Conversely, positioning in health care distributors helped the most. In particular, timely positioning in pharmaceuticals and medical products distributor Cardinal Health boosted relative performance. I increased our investments here the past 12 months, but nonetheless ended the period with a modest overweighting. Elsewhere, the fund’s largest relative contributor was Teladoc, provider of online, on-demand remote medical care. Our sizable investments in Teladoc gained roughly 82% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 1, 2017, Justin Segalini became sole Portfolio Manager of the fund, after having served as Co-Manager with Eddie Yoon since January 2016. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
UnitedHealth Group, Inc.	24.5
Cigna Corp.	10.4
Humana, Inc.	8.9
AmerisourceBergen Corp.	5.0
Anthem, Inc.	4.8
McKesson Corp.	4.8
Aetna, Inc.	4.2
Universal Health Services, Inc. Class B	3.8
Centene Corp.	3.8
Cardinal Health, Inc.	3.4
73.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Health Care Providers & Services	93.2%
Health Care Technology	2.7%
Food & Staples Retailing	1.2%
Health Care Equipment & Supplies	0.6%
Professional Services	0.6%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

Health Care Services Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Diversified Consumer Services - 0.5%
Specialized Consumer Services - 0.5%
Service Corp. International	111,300	$4,165,959
Food & Staples Retailing - 1.2%
Drug Retail - 1.2%
CVS Health Corp.	149,100	10,098,543
Health Care Equipment & Supplies - 0.6%
Health Care Supplies - 0.6%
Sartorius Stedim Biotech	61,000	5,406,495
Health Care Providers & Services - 93.2%
Health Care Distributors & Services - 14.0%
AmerisourceBergen Corp.	436,600	41,546,856
Cardinal Health, Inc.	406,200	28,113,102
Henry Schein, Inc. (a)	99,600	6,592,524
McKesson Corp.	269,065	40,152,570
		116,405,052
Health Care Facilities - 7.9%
Acadia Healthcare Co., Inc. (a)	54,000	2,057,400
Brookdale Senior Living, Inc. (a)	646,500	4,221,645
HCA Holdings, Inc.	82,100	8,148,425
Surgery Partners, Inc. (a)(b)	751,100	11,904,935
U.S. Physical Therapy, Inc.	94,100	7,292,750
Universal Health Services, Inc. Class B	278,800	31,838,960
		65,464,115
Health Care Services - 11.7%
Almost Family, Inc. (a)	78,300	4,615,785
Amedisys, Inc. (a)	128,600	7,614,406
American Renal Associates Holdings, Inc. (a)	637,171	12,628,729
Chemed Corp.	45,600	11,839,128
DaVita HealthCare Partners, Inc. (a)	45,400	3,269,708
Envision Healthcare Corp. (a)	188,000	7,238,000
Express Scripts Holding Co. (a)	178,400	13,460,280
Laboratory Corp. of America Holdings (a)	99,800	17,235,460
LHC Group, Inc. (a)	84,400	5,433,672
Premier, Inc. (a)	232,000	7,690,800
Providence Service Corp. (a)	98,800	6,279,728
		97,305,696
Managed Health Care - 59.6%
Aetna, Inc.	197,200	34,916,232
Anthem, Inc.	171,452	40,356,372
Centene Corp. (a)	308,700	31,308,354
Cigna Corp.	441,300	86,446,257
Humana, Inc.	271,000	73,663,220
Molina Healthcare, Inc. (a)	343,500	24,835,050
UnitedHealth Group, Inc.	897,500	202,978,600
		494,504,085

TOTAL HEALTH CARE PROVIDERS & SERVICES		773,678,948

Health Care Technology - 2.7%
Health Care Technology - 2.7%
Castlight Health, Inc. Class B (a)	22,018	78,164
Evolent Health, Inc. (a)(b)	289,100	4,235,315
Teladoc, Inc. (a)(b)	443,855	17,798,586
		22,112,065
Professional Services - 0.6%
Human Resource & Employment Services - 0.6%
WageWorks, Inc. (a)	91,700	4,809,665
TOTAL COMMON STOCKS
(Cost $483,297,454)		820,271,675

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.41% (c)	8,354,002	8,355,673
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	30,404,321	30,407,361
TOTAL MONEY MARKET FUNDS
(Cost $38,763,034)		38,763,034
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $522,060,488)		859,034,709
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(29,342,636)
NET ASSETS - 100%		$829,692,073

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$151,458
Fidelity Securities Lending Cash Central Fund	303,722
Total	$455,180

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$820,271,675	$814,865,180	$5,406,495	$--
Money Market Funds	38,763,034	38,763,034	--	--
Total Investments in Securities:	$859,034,709	$853,628,214	$5,406,495	$--

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $31,011,633) — See accompanying schedule: Unaffiliated issuers (cost $483,297,454)	$820,271,675
Fidelity Central Funds (cost $38,763,034)	38,763,034
Total Investment in Securities (cost $522,060,488)		$859,034,709
Receivable for investments sold		6,363,254
Receivable for fund shares sold		282,577
Dividends receivable		331,718
Distributions receivable from Fidelity Central Funds		73,474
Prepaid expenses		2,786
Other receivables		75,504
Total assets		866,164,022
Liabilities
Payable for investments purchased	$3,520,032
Payable for fund shares redeemed	1,917,225
Accrued management fee	378,578
Other affiliated payables	137,045
Other payables and accrued expenses	111,495
Collateral on securities loaned	30,407,574
Total liabilities		36,471,949
Net Assets		$829,692,073
Net Assets consist of:
Paid in capital		$453,785,515
Accumulated net investment loss		(251,495)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,184,768
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,973,285
Net Assets, for 8,998,135 shares outstanding		$829,692,073
Net Asset Value, offering price and redemption price per share ($829,692,073 ÷ 8,998,135 shares)		$92.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$6,643,211
Income from Fidelity Central Funds (including $303,722 from security lending)		455,180
Total income		7,098,391
Expenses
Management fee	$4,344,697
Transfer agent fees	1,358,182
Accounting and security lending fees	285,963
Custodian fees and expenses	10,983
Independent trustees' fees and expenses	17,204
Registration fees	36,376
Audit	40,862
Legal	10,059
Miscellaneous	32,349
Total expenses before reductions	6,136,675
Expense reductions	(36,740)	6,099,935
Net investment income (loss)		998,456
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,941,603
Fidelity Central Funds	(547)
Foreign currency transactions	2,694
Total net realized gain (loss)		117,943,750
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,357,663
Fidelity Central Funds	(2,170)
Assets and liabilities in foreign currencies	719
Total change in net unrealized appreciation (depreciation)		1,356,212
Net gain (loss)		119,299,962
Net increase (decrease) in net assets resulting from operations		$120,298,418

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$998,456	$1,200,397
Net realized gain (loss)	117,943,750	67,674,608
Change in net unrealized appreciation (depreciation)	1,356,212	71,121,457
Net increase (decrease) in net assets resulting from operations	120,298,418	139,996,462
Distributions to shareholders from net investment income	(817,273)	(1,101,426)
Distributions to shareholders from net realized gain	(99,374,269)	(32,459,112)
Total distributions	(100,191,542)	(33,560,538)
Share transactions
Proceeds from sales of shares	183,784,680	98,741,730
Reinvestment of distributions	94,963,099	31,971,028
Cost of shares redeemed	(229,288,607)	(314,570,674)
Net increase (decrease) in net assets resulting from share transactions	49,459,172	(183,857,916)
Redemption fees	18,350	11,242
Total increase (decrease) in net assets	69,584,398	(77,410,750)
Net Assets
Beginning of period	760,107,675	837,518,425
End of period	$829,692,073	$760,107,675
Other Information
Accumulated net investment loss end of period	$(251,495)	$(437,618)
Shares
Sold	1,992,122	1,169,971
Issued in reinvestment of distributions	1,078,902	384,552
Redeemed	(2,525,002)	(3,759,703)
Net increase (decrease)	546,022	(2,205,180)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Services Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$89.93	$78.59	$87.26	$75.55	$59.90
Income from Investment Operations
Net investment income (loss)B	.11	.12	(.03)	(.09)	(.07)
Net realized and unrealized gain (loss)	14.23	15.03	(5.21)	19.25	20.08
Total from investment operations	14.34	15.15	(5.24)	19.16	20.01
Distributions from net investment income	(.10)	(.13)	(.02)	–	–
Distributions from net realized gain	(11.96)	(3.68)	(3.41)	(7.45)	(4.36)
Total distributions	(12.06)	(3.81)	(3.43)	(7.45)	(4.36)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$92.21	$89.93	$78.59	$87.26	$75.55
Total ReturnD	17.03%	19.71%	(6.30)%	26.88%	34.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.78%	.77%	.79%	.82%
Expenses net of fee waivers, if any	.77%	.78%	.77%	.79%	.82%
Expenses net of all reductions	.76%	.78%	.77%	.79%	.82%
Net investment income (loss)	.12%	.15%	(.03)%	(.12)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$829,692	$760,108	$837,518	$878,416	$692,486
Portfolio turnover rateG	65%	26%	39%	44%	65%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	18.01%	20.35%	13.70%

 Prior to January 1, 2018, the fund was named Medical Equipment and Systems Portfolio, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,103	Medical Technology and Devices Portfolio
$25,307	S&P 500® Index

Medical Technology and Devices Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund gained 18.01%, trailing the 23.92% result of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, but ahead of the S&P 500®. The industry benefited from solid fundamentals, continued innovation, and rising demand for its products and services the past 12 months. Versus the MSCI industry index, stock picks in the health care equipment segment was the biggest detractor. This was by far the largest area of investment for the fund and the industry index this period. Here, an overweighting in DexCom (-28%), maker of a blood sugar-monitoring system for diabetes, was a significant relative detractor. Elsewhere, our underweighting in the strong health care supplies industry also held back the fund’s relative result. Notably, sizable underexposure to Align Technology (+155%), manufacturer of 3D digital scanners and clear dental aligners, hurt the most. Align was not held in the fund until November, and a high valuation kept me from owning more. Conversely, Intuitive Surgical was the fund’s largest individual contributor and a big fund holding. Our position in the maker of robotic surgical systems gained 74% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed. Additionally, Select Medical Technology and Devices Portfolio, formerly Select Medical Equipment and Systems Portfolio, broadened its investment focus to include companies engaged in life sciences and health care technology, resulting in a change to the fund’s name and supplemental benchmark. These changes took effect on January 1, 2018.

Medical Technology and Devices Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Becton, Dickinson & Co.	13.5
Boston Scientific Corp.	9.8
Stryker Corp.	7.2
Intuitive Surgical, Inc.	5.3
Thermo Fisher Scientific, Inc.	4.8
Medtronic PLC	4.8
Baxter International, Inc.	4.3
Danaher Corp.	4.2
Cerner Corp.	2.9
Humana, Inc.	2.6
59.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Health Care Equipment & Supplies	75.3%
Life Sciences Tools & Services	10.2%
Health Care Technology	6.9%
Health Care Providers & Services	5.2%
Internet Software & Services	0.6%
All Others*	1.8%

* Includes short-term investments and net other assets (liabilities).

Medical Technology and Devices Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Biotechnology - 0.2%
Biotechnology - 0.2%
Calyxt, Inc. (a)	440,000	$8,082,800
Food & Staples Retailing - 0.3%
Drug Retail - 0.3%
CVS Health Corp.	200,000	13,546,000
Health Care Equipment & Supplies - 73.8%
Health Care Equipment - 70.1%
Abbott Laboratories	550,000	33,181,500
Atricure, Inc. (b)(c)	1,962,000	34,668,540
Baxter International, Inc.	2,550,000	172,864,500
Becton, Dickinson & Co.	2,470,000	548,389,401
Boston Scientific Corp. (b)	14,550,000	396,633,000
Danaher Corp.	1,750,000	171,115,000
DexCom, Inc. (a)(b)	1,247,600	70,040,264
Edwards Lifesciences Corp. (b)	600,000	80,202,000
Fisher & Paykel Healthcare Corp.	4,000,000	39,810,240
Genmark Diagnostics, Inc. (b)	1,965,510	8,097,901
Hologic, Inc. (b)	550,000	21,356,500
Inogen, Inc. (b)	300,000	36,246,000
Insulet Corp. (b)	1,080,000	81,097,200
Integra LifeSciences Holdings Corp. (b)	1,900,000	100,187,000
Intuitive Surgical, Inc. (b)	508,000	216,636,600
LivaNova PLC (b)	220,700	19,805,618
Medtronic PLC	2,420,000	193,333,800
Nakanishi, Inc.	400,000	22,191,138
Nevro Corp. (b)	200,000	16,224,000
Penumbra, Inc. (b)	530,000	57,346,000
ResMed, Inc.	960,000	91,459,200
Steris PLC	500,000	45,650,000
Stryker Corp.	1,800,000	291,888,000
Varian Medical Systems, Inc. (b)	130,000	15,514,200
Wright Medical Group NV (b)	4,090,000	83,231,500
		2,847,169,102
Health Care Supplies - 3.7%
Align Technology, Inc. (b)	134,000	35,177,680
Dentsply Sirona, Inc.	1,180,000	66,150,800
Nanosonics Ltd. (b)	10,250,600	20,912,757
Sartorius Stedim Biotech	330,000	29,248,252
		151,489,489

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		2,998,658,591

Health Care Providers & Services - 5.1%
Managed Health Care - 5.1%
Humana, Inc.	385,000	104,650,700
UnitedHealth Group, Inc.	450,000	101,772,000
		206,422,700
Health Care Technology - 6.9%
Health Care Technology - 6.9%
athenahealth, Inc. (b)	210,000	29,345,400
Castlight Health, Inc. (b)	999,300	3,547,515
Castlight Health, Inc. Class B (b)	1,281,102	4,547,912
Cerner Corp. (b)	1,800,000	115,488,000
HTG Molecular Diagnostics (a)(b)(c)	2,392,976	10,983,760
Medidata Solutions, Inc. (b)	200,000	13,132,000
Teladoc, Inc. (a)(b)	1,500,000	60,150,000
Veeva Systems, Inc. Class A (b)	600,000	41,820,000
		279,014,587
Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Benefitfocus, Inc. (a)(b)	1,089,394	26,363,335
Life Sciences Tools & Services - 10.2%
Life Sciences Tools & Services - 10.2%
Agilent Technologies, Inc.	860,000	58,987,400
Bruker Corp.	1,500,000	45,975,000
Hangzhou Tigermed Consulting Co. Ltd. Class A	1,999,936	12,373,755
Lonza Group AG	194,000	49,151,756
PerkinElmer, Inc.	670,000	51,147,800
Thermo Fisher Scientific, Inc.	940,000	196,065,200
		413,700,911
TOTAL COMMON STOCKS
(Cost $3,076,016,246)		3,945,788,924

Preferred Stocks - 1.8%
Convertible Preferred Stocks - 0.5%
Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Shockwave Medical, Inc. Series C (d)(e)	7,425,890	7,500,000
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (b)(d)(e)	455,526	2,956,364
Software - 0.2%
Application Software - 0.2%
Outset Medical, Inc. Series B (b)(d)(e)	3,307,754	7,541,679

TOTAL CONVERTIBLE PREFERRED STOCKS		17,998,043

Nonconvertible Preferred Stocks - 1.3%
Health Care Equipment & Supplies - 1.3%
Health Care Equipment - 1.3%
Sartorius AG (non-vtg.)	400,000	53,940,115
TOTAL PREFERRED STOCKS
(Cost $34,060,473)		71,938,158

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.41% (f)	36,053,038	36,060,248
Fidelity Securities Lending Cash Central Fund 1.42% (f)(g)	71,535,630	71,542,784
TOTAL MONEY MARKET FUNDS
(Cost $107,603,032)		107,603,032
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $3,217,679,751)		4,125,330,114
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(61,404,185)
NET ASSETS - 100%		$4,063,925,929

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,998,043 or 0.4% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$3,000,003
Outset Medical, Inc. Series B	5/5/15 - 6/5/15	$7,500,001
Shockwave Medical, Inc. Series C	9/27/17	$7,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$396,473
Fidelity Securities Lending Cash Central Fund	1,110,159
Total	$1,506,632

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Atricure, Inc.	$27,375,000	$9,592,690	$--	$--	$--	$(2,299,150)	$34,668,540
Avinger, Inc.	3,570,000	--	1,157,059	--	(5,486,292)	3,073,351	--
HTG Molecular Diagnostics	1,838,549	4,986,593	--	--	--	4,158,618	10,983,760
Total	$32,783,549	$14,579,283	$1,157,059	$--	$(5,486,292)	$4,932,819	$45,652,300

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,945,788,924	$3,811,911,266	$133,877,658	$--
Preferred Stocks	71,938,158	--	53,940,115	17,998,043
Money Market Funds	107,603,032	107,603,032	--	--
Total Investments in Securities:	$4,125,330,114	$3,919,514,298	$187,817,773	$17,998,043

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$53,444,216
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.1%
Ireland	4.8%
Netherlands	2.0%
United Kingdom	1.6%
Germany	1.3%
Switzerland	1.2%
New Zealand	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $70,557,389) — See accompanying schedule: Unaffiliated issuers (cost $3,064,584,015)	$3,972,074,782
Fidelity Central Funds (cost $107,603,032)	107,603,032
Other affiliated issuers (cost $45,492,704)	45,652,300
Total Investment in Securities (cost $3,217,679,751)		$4,125,330,114
Receivable for investments sold		42,734,145
Receivable for fund shares sold		4,090,596
Dividends receivable		674,297
Distributions receivable from Fidelity Central Funds		141,719
Prepaid expenses		13,601
Other receivables		244,595
Total assets		4,173,229,067
Liabilities
Payable for investments purchased	$30,807,129
Payable for fund shares redeemed	4,136,505
Accrued management fee	1,814,447
Other affiliated payables	645,782
Other payables and accrued expenses	370,679
Collateral on securities loaned	71,528,596
Total liabilities		109,303,138
Net Assets		$4,063,925,929
Net Assets consist of:
Paid in capital		$2,996,767,339
Distributions in excess of net investment income		(2,470,902)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		161,970,871
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		907,658,621
Net Assets, for 88,164,499 shares outstanding		$4,063,925,929
Net Asset Value, offering price and redemption price per share ($4,063,925,929 ÷ 88,164,499 shares)		$46.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$31,840,524
Income from Fidelity Central Funds (including $1,110,159 from security lending)		1,506,632
Total income		33,347,156
Expenses
Management fee	$20,950,131
Transfer agent fees	6,593,693
Accounting and security lending fees	1,041,723
Custodian fees and expenses	70,191
Independent trustees' fees and expenses	81,079
Registration fees	214,593
Audit	42,473
Legal	44,038
Interest	884
Miscellaneous	210,487
Total expenses before reductions	29,249,292
Expense reductions	(210,168)	29,039,124
Net investment income (loss)		4,308,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	435,521,109
Fidelity Central Funds	8,930
Other affiliated issuers	(5,486,292)
Foreign currency transactions	90,213
Total net realized gain (loss)		430,133,960
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	172,700,935
Fidelity Central Funds	(13,630)
Other affiliated issuers	4,932,819
Assets and liabilities in foreign currencies	5,788
Total change in net unrealized appreciation (depreciation)		177,625,912
Net gain (loss)		607,759,872
Net increase (decrease) in net assets resulting from operations		$612,067,904

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,308,032	$357,634
Net realized gain (loss)	430,133,960	168,649,269
Change in net unrealized appreciation (depreciation)	177,625,912	424,009,904
Net increase (decrease) in net assets resulting from operations	612,067,904	593,016,807
Distributions to shareholders from net investment income	(6,689,760)	–
Distributions to shareholders from net realized gain	(221,756,409)	(146,067,746)
Total distributions	(228,446,169)	(146,067,746)
Share transactions
Proceeds from sales of shares	1,701,778,731	1,466,793,197
Reinvestment of distributions	218,219,113	140,204,873
Cost of shares redeemed	(1,374,069,760)	(835,443,267)
Net increase (decrease) in net assets resulting from share transactions	545,928,084	771,554,803
Redemption fees	–	100,741
Total increase (decrease) in net assets	929,549,819	1,218,604,605
Net Assets
Beginning of period	3,134,376,110	1,915,771,505
End of period	$4,063,925,929	$3,134,376,110
Other Information
Distributions in excess of net investment income end of period	$(2,470,902)	$(89,174)
Shares
Sold	37,902,629	36,297,550
Issued in reinvestment of distributions	4,910,884	3,801,155
Redeemed	(30,209,252)	(21,308,013)
Net increase (decrease)	12,604,261	18,790,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Medical Technology and Devices Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.48	$33.75	$41.90	$38.03	$30.60
Income from Investment Operations
Net investment income (loss)B	.05	.01	(.03)	.04	.01
Net realized and unrealized gain (loss)	7.31	9.87	(2.25)	9.86	10.94
Total from investment operations	7.36	9.88	(2.28)	9.90	10.95
Distributions from net investment income	(.08)	–	(.01)	(.05)	–
Distributions from net realized gain	(2.67)	(2.15)	(5.86)	(5.98)	(3.52)
Total distributions	(2.75)	(2.15)	(5.87)	(6.03)	(3.52)
Redemption fees added to paid in capital	–	–B,C	–B,C	–B,C	–B,C
Net asset value, end of period	$46.09	$41.48	$33.75	$41.90	$38.03
Total ReturnD	18.01%	30.13%	(6.63)%	28.52%	37.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.76%	.76%	.77%	.80%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.77%	.80%
Expenses net of all reductions	.75%	.76%	.75%	.77%	.79%
Net investment income (loss)	.11%	.01%	(.09)%	.11%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$4,063,926	$3,134,376	$1,915,772	$2,107,515	$1,720,317
Portfolio turnover rateG	77%	55%	46%	106%	75%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	5.61%	10.66%	11.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,852	Pharmaceuticals Portfolio
$25,307	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Karim Suwwan de Felipe:  For the year, the fund returned 5.61%, trailing the combined 7.87% return of our former S&P® industry index for the first month of the period and the fund’s new MSCI industry index for the past 11 months. Pharma stocks lagged the S&P 500®, held back most notably by drug-pricing concerns. Versus the MSCI industry index, our sizable underweighting in Denmark-based Novo Nordisk hurt, as did an overweighting in Allergan. Meanwhile, the fund’s foreign holdings contributed, including our non-index stake in Belgium-based Ablynx.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 1, 2017, the fund's industry benchmark changed from the S&P® Custom Pharmaceuticals Index to the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new MSCI index will continue to provide shareholders with meaningful performance comparisons. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are man.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Johnson & Johnson	15.0
AstraZeneca PLC sponsored ADR	8.9
Pfizer, Inc.	7.0
Novartis AG sponsored ADR	6.7
Sanofi SA sponsored ADR	6.0
Allergan PLC	5.9
Bristol-Myers Squibb Co.	4.9
Roche Holding AG (participation certificate)	4.7
GlaxoSmithKline PLC sponsored ADR	4.0
Nektar Therapeutics	2.8
65.9

Top Industries (% of fund's net assets)

As of February 28, 2018
Pharmaceuticals	81.8%
Biotechnology	12.8%
Health Care Equipment & Supplies	4.7%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Pharmaceuticals Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Biotechnology - 12.8%
Biotechnology - 12.8%
Abeona Therapeutics, Inc. (a)	110,300	$1,527,655
AC Immune SA (a)(b)	175,700	1,857,149
Acceleron Pharma, Inc. (a)	78,000	3,270,540
Alexion Pharmaceuticals, Inc. (a)	63,700	7,481,565
Alnylam Pharmaceuticals, Inc. (a)	40,100	4,818,416
Amgen, Inc.	80,700	14,830,239
AnaptysBio, Inc. (a)	16,700	2,050,092
Arena Pharmaceuticals, Inc. (a)	46,800	1,814,436
Argenx SE (a)	34,900	2,701,314
Ascendis Pharma A/S sponsored ADR (a)	63,900	3,973,941
Atara Biotherapeutics, Inc. (a)	75,900	2,924,048
BeiGene Ltd. ADR (a)	18,800	2,697,236
Blueprint Medicines Corp. (a)	69,800	6,041,888
Cytokinetics, Inc. (a)	86,800	672,700
Epizyme, Inc. (a)	104,600	1,851,420
Global Blood Therapeutics, Inc. (a)	96,400	5,653,860
Leap Therapeutics, Inc. (a)	34,100	225,401
Loxo Oncology, Inc. (a)	49,400	5,494,268
Momenta Pharmaceuticals, Inc. (a)	2,100	35,805
Neurocrine Biosciences, Inc. (a)	46,900	3,959,767
Olivo Labs (c)(d)	6,851	0
Sage Therapeutics, Inc. (a)	1,700	274,312
Sarepta Therapeutics, Inc. (a)	111,541	7,001,429
uniQure B.V. (a)	149,018	3,788,038
Vertex Pharmaceuticals, Inc. (a)	47,000	7,803,410
Xencor, Inc. (a)	84,568	2,590,318
		95,339,247
Health Care Equipment & Supplies - 4.7%
Health Care Equipment - 4.7%
Becton, Dickinson & Co.	77,300	17,162,146
Boston Scientific Corp. (a)	544,000	14,829,440
Insulet Corp. (a)	35,100	2,635,659
		34,627,245
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	54,000
Pharmaceuticals - 81.8%
Pharmaceuticals - 81.8%
Aclaris Therapeutics, Inc. (a)(b)	142,400	2,839,456
Akorn, Inc. (a)	91,500	1,550,010
Allergan PLC	285,938	44,097,358
Amphastar Pharmaceuticals, Inc. (a)	139,800	2,566,728
AstraZeneca PLC sponsored ADR	2,000,900	66,409,871
Avexis, Inc. (a)	46,664	5,773,737
Bristol-Myers Squibb Co.	554,980	36,739,676
Endo International PLC (a)	50,000	315,250
GlaxoSmithKline PLC sponsored ADR	826,700	30,017,477
Impax Laboratories, Inc. (a)	196,600	4,010,640
Indivior PLC (a)	487,900	2,533,587
Jazz Pharmaceuticals PLC (a)	35,600	5,154,880
Johnson & Johnson	857,450	111,365,606
Mallinckrodt PLC (a)	128,200	2,138,376
Merck & Co., Inc.	204,836	11,106,208
Mithra Pharmaceuticals SA (a)(b)	99,600	2,405,998
Mylan NV (a)	350,400	14,128,128
MyoKardia, Inc. (a)	146,400	8,520,480
Nektar Therapeutics (a)	243,500	21,077,360
Novartis AG sponsored ADR	597,198	49,776,453
Novo Nordisk A/S Series B sponsored ADR	334,800	17,235,504
Perrigo Co. PLC	110,500	9,001,330
Pfizer, Inc.	1,433,788	52,060,842
Reata Pharmaceuticals, Inc. (a)	112,300	2,705,307
Revance Therapeutics, Inc. (a)	178,800	5,533,860
Roche Holding AG (participation certificate)	150,966	34,870,127
Sanofi SA sponsored ADR	1,133,922	44,506,439
Sosei Group Corp. (a)(b)	26,900	2,398,026
Supernus Pharmaceuticals, Inc. (a)	31,700	1,233,130
The Medicines Company (a)(b)	176,884	5,416,188
TherapeuticsMD, Inc. (a)	197,300	986,500
Theravance Biopharma, Inc. (a)(b)	68,697	1,810,853
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	727,000	2,682,194
WAVE Life Sciences (a)(b)	121,700	6,200,615
		609,168,194
TOTAL COMMON STOCKS
(Cost $601,221,253)		739,188,686

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.41% (e)	1,966,860	1,967,254
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)	16,557,944	16,559,599
TOTAL MONEY MARKET FUNDS
(Cost $18,526,853)		18,526,853
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $619,748,106)		757,715,539
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(13,152,911)
NET ASSETS - 100%		$744,562,628

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Olivo Labs	2/8/17	$8,290

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$45,692
Fidelity Securities Lending Cash Central Fund	647,132
Total	$692,824

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$739,188,686	$691,597,440	$47,591,246	$--
Money Market Funds	18,526,853	18,526,853	--	--
Total Investments in Securities:	$757,715,539	$710,124,293	$47,591,246	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	53.0%
United Kingdom	13.2%
Switzerland	11.7%
Ireland	8.1%
France	6.0%
Denmark	2.8%
Netherlands	2.8%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $15,633,510) — See accompanying schedule: Unaffiliated issuers (cost $601,221,253)	$739,188,686
Fidelity Central Funds (cost $18,526,853)	18,526,853
Total Investment in Securities (cost $619,748,106)		$757,715,539
Receivable for investments sold		3,956,961
Receivable for fund shares sold		357,485
Dividends receivable		4,493,318
Distributions receivable from Fidelity Central Funds		31,810
Prepaid expenses		3,156
Other receivables		148,921
Total assets		766,707,190
Liabilities
Payable for investments purchased	$3,893,976
Payable for fund shares redeemed	1,027,513
Accrued management fee	339,892
Other affiliated payables	155,397
Other payables and accrued expenses	177,709
Collateral on securities loaned	16,550,075
Total liabilities		22,144,562
Net Assets		$744,562,628
Net Assets consist of:
Paid in capital		$634,011,893
Undistributed net investment income		2,249,703
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,685,386)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		137,986,418
Net Assets, for 39,561,274 shares outstanding		$744,562,628
Net Asset Value, offering price and redemption price per share ($744,562,628 ÷ 39,561,274 shares)		$18.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$20,312,908
Income from Fidelity Central Funds (including $647,132 from security lending)		692,824
Income before foreign taxes withheld		21,005,732
Less foreign taxes withheld		(1,139,755)
Total income		19,865,977
Expenses
Management fee	$4,817,188
Transfer agent fees	1,853,501
Accounting and security lending fees	313,120
Custodian fees and expenses	35,215
Independent trustees' fees and expenses	19,755
Registration fees	34,915
Audit	41,242
Legal	14,548
Interest	1,970
Miscellaneous	50,335
Total expenses before reductions	7,181,789
Expense reductions	(88,581)	7,093,208
Net investment income (loss)		12,772,769
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,153,646
Fidelity Central Funds	172
Foreign currency transactions	(149,008)
Total net realized gain (loss)		73,004,810
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(34,236,765)
Fidelity Central Funds	(6,379)
Assets and liabilities in foreign currencies	58,703
Total change in net unrealized appreciation (depreciation)		(34,184,441)
Net gain (loss)		38,820,369
Net increase (decrease) in net assets resulting from operations		$51,593,138

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,772,769	$16,034,717
Net realized gain (loss)	73,004,810	(64,388,903)
Change in net unrealized appreciation (depreciation)	(34,184,441)	57,674,163
Net increase (decrease) in net assets resulting from operations	51,593,138	9,319,977
Distributions to shareholders from net investment income	(10,710,598)	(11,379,757)
Distributions to shareholders from net realized gain	(2,243,362)	–
Total distributions	(12,953,960)	(11,379,757)
Share transactions
Proceeds from sales of shares	58,835,440	159,355,203
Reinvestment of distributions	12,347,170	10,875,085
Cost of shares redeemed	(366,196,350)	(860,669,026)
Net increase (decrease) in net assets resulting from share transactions	(295,013,740)	(690,438,738)
Redemption fees	–	25,672
Total increase (decrease) in net assets	(256,374,562)	(692,472,846)
Net Assets
Beginning of period	1,000,937,190	1,693,410,036
End of period	$744,562,628	$1,000,937,190
Other Information
Undistributed net investment income end of period	$2,249,703	$1,106,382
Shares
Sold	3,133,485	8,712,351
Issued in reinvestment of distributions	667,263	637,835
Redeemed	(19,523,339)	(47,134,152)
Net increase (decrease)	(15,722,591)	(37,783,966)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Pharmaceuticals Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$18.20	$23.08	$21.39	$16.13
Income from Investment Operations
Net investment income (loss)B	.27	.22	.24	.14	.26
Net realized and unrealized gain (loss)	.74	(.13)	(2.52)	3.76	6.96
Total from investment operations	1.01	.09	(2.28)	3.90	7.22
Distributions from net investment income	(.25)	(.18)	(.17)	(.18)	(.18)
Distributions from net realized gain	(.05)	–	(2.43)	(2.03)	(1.77)
Total distributions	(.30)	(.18)	(2.60)	(2.21)	(1.96)C
Redemption fees added to paid in capital	–	–B,D	–B,D	–B,D	–B,D
Net asset value, end of period	$18.82	$18.11	$18.20	$23.08	$21.39
Total ReturnE	5.61%	.57%	(11.33)%	20.04%	46.77%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.78%	.79%	.82%
Expenses net of fee waivers, if any	.81%	.80%	.78%	.79%	.81%
Expenses net of all reductions	.80%	.79%	.77%	.79%	.81%
Net investment income (loss)	1.44%	1.16%	1.09%	.66%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$744,563	$1,000,937	$1,693,410	$1,892,865	$1,634,743
Portfolio turnover rateH	89%	77%	77%	72%I	95%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.96 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.773 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio (formerly Medical Equipment and Systems Portfolio), and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 273,957,272	Market approach	Transaction price	$13.88 - $142.30 / $48.85	Increase
		Market comparable	Transaction price	$1.98 - $150.00 / $33.63	Increase
			Enterprise value/Sales multiple (EV/S)	4.6	Increase
			Premium rate	2.0% - 15.0% / 10.6%	Increase
			Proxy premium	28.2% - 217.3% / 65.4%	Increase
		Recovery value	Recovery value	0.0%	Increase
		Discounted cash flow	Discount rate	8.0% - 12.2% / 10.9%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	6.3% - 68.9% / 7.4%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 113,655,981	Market approach	Transaction price	$1.01- $142.30 / $112.80	Increase
		Market comparable	Transaction price	$1.00- $222.69 / $132.36	Increase
			Enterprise value/Sales multiple (EV/S)	3.4 - 5.3 / 4.7	Increase
			Discount rate	20.0%	Decrease
			Premium rate	33.0% - 86.0% / 52.1%	Increase
			Discount for lack of marketability	15.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	3.9	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$6,426,081,970	$3,787,811,337	$(612,077,792)	$3,175,733,545
Health Care Portfolio	5,410,277,368	1,995,919,906	(212,139,109)	1,783,780,797
Health Care Services Portfolio	525,831,446	348,052,924	(14,849,661)	333,203,263
Medical Technology and Devices Portfolio	3,224,462,153	980,270,316	(79,402,355)	900,867,961
Pharmaceuticals Portfolio	627,130,675	150,643,490	(20,058,626)	130,584,864

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$–	$332,589,526	$–	$3,175,742,597
Health Care Portfolio	25,463,340	215,808,779	–	1,783,780,166
Health Care Services Portfolio	–	42,955,725	–	333,202,327
Medical Technology and Devices Portfolio	–	168,753,273	–	900,876,219
Pharmaceuticals Portfolio	4,442,351	–	(24,390,412)	130,603,849

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Total no expiration	Total capital loss carryfoward
Pharmaceuticals Portfolio	(24,390,412)	(24,390,412)	(24,390,412)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2018 to February 28, 2018. Loss deferrals were as follows:

Biotechnology Portfolio	$1,355,899
Health Care Services Portfolio	192,826
Medical Technology and Devices Portfolio	2,294,245

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$123,724,434	$123,724,434
Health Care Portfolio	21,379,940	138,319,156	159,699,096
Health Care Services Portfolio	817,273	99,374,269	100,191,542
Medical Technology and Devices Portfolio	6,689,760	221,756,409	228,446,169
Pharmaceuticals Portfolio	12,953,960	–	12,953,960

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$351,244,588	$351,244,588
Health Care Portfolio	7,826,452	36,346,185	44,172,637
Health Care Services Portfolio	1,101,426	32,459,112	33,560,538
Medical Technology and Devices Portfolio	29,295,276	116,772,470	146,067,746
Pharmaceuticals Portfolio	11,379,757	–	11,379,757

Trading (Redemption) Fees. Shares held by investors in Health Care Services Portfolio less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Biotechnology Portfolio invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Biotechnology Portfolio held an investment of $74,971,648 in this Subsidiary, representing .84% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	2,359,167,558	4,402,233,661
Health Care Portfolio	5,057,912,547	5,700,827,836
Health Care Services Portfolio	514,902,384	567,103,693
Medical Technology and Devices Portfolio	3,267,136,059	2,921,865,906
Pharmaceuticals Portfolio	781,948,708	1,073,101,372

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.24%	.54%
Health Care Portfolio	.30%	.24%	.54%
Health Care Services Portfolio	.30%	.24%	.54%
Medical Technology and Devices Portfolio	.30%	.24%	.54%
Pharmaceuticals Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.17%
Health Care Portfolio	.16%
Health Care Services Portfolio	.17%
Medical Technology and Devices Portfolio	.17%
Pharmaceuticals Portfolio	.21%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$193,803
Health Care Portfolio	134,978
Health Care Services Portfolio	10,560
Medical Technology and Devices Portfolio	61,618
Pharmaceuticals Portfolio	40,033

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$9,338,125	1.09%	$2,252
Medical Technology and Devices Portfolio	Borrower	$7,544,000	1.41%	$884
Pharmaceuticals Portfolio	Borrower	$8,670,714	1.17%	$1,970

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,587,958 shares of Health Care Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $284,244,539. The Fund had a net realized gain of $90,840,956 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Health Care Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Health Care Portfolio	$6,141
Pharmaceuticals Portfolio	10,087

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$28,355
Health Care Portfolio	20,494
Health Care Services Portfolio	2,399
Medical Technology and Devices Portfolio	11,137
Pharmaceuticals Portfolio	2,885

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$302,131	$1,831
Health Care Portfolio	433,317	998
Health Care Services Portfolio	29,399	127
Medical Technology and Devices Portfolio	179,038	190
Pharmaceuticals Portfolio	79,691	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$84,655
Health Care Portfolio	61,187
Health Care Services Portfolio	7,214
Medical Technology and Devices Portfolio	30,940
Pharmaceuticals Portfolio	8,890

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio (all of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel and Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Chiel oversees 145 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Biotechnology Portfolio	.73%
Actual		$1,000.00	$1,042.00	$3.70
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Health Care Portfolio	.72%
Actual		$1,000.00	$1,050.90	$3.66
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Health Care Services Portfolio	.76%
Actual		$1,000.00	$1,092.00	$3.94
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Medical Technology and Devices Portfolio	.75%
Actual		$1,000.00	$1,053.20	$3.82
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Pharmaceuticals Portfolio	.80%
Actual		$1,000.00	$1,001.10	$3.97
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/09/18	04/06/18	$0.000	$8.805
Health Care Portfolio	04/09/18	04/06/18	$0.157	$8.085
Health Care Services Portfolio	04/09/18	04/06/18	$0.000	$4.883
Medical Technology and Devices Portfolio	04/09/18	04/06/18	$0.000	$1.919
Pharmaceuticals Portfolio	04/09/18	04/06/18	$0.062	$0.054

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Biotechnology Portfolio	$471,804,183
Health Care Portfolio	$354,127,935
Health Care Services Portfolio	$118,674,534
Medical Technology and Devices Portfolio	$394,458,257

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Health Care Portfolio
December 2017	100%
Health Care Services Portfolio
December 2017	100%
Medical Technology and Devices Portfolio
December 2017	100%
Pharmaceuticals Portfolio
April 2017	98%
December 2017	56%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Health Care Portfolio
December 2017	100%
Health Care Services Portfolio
December 2017	100%
Medical Technology and Devices Portfolio
December 2017	100%
Pharmaceuticals Portfolio
April 2017	100%
December 2017	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Equipment and Systems Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Biotechnology Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Biotechnology Portfolio.

	# of Votes	% of Votes
Affirmative	4,133,784,465.21	68.474
Against	784,908,408.61	13.002
Abstain	404,996,408.35	6.708
Broker Non-Vote	713,369,365.69	11.816
TOTAL	6,037,058,647.86	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Health Care Portfolio.

	# of Votes	% of Votes
Affirmative	3,114,316,048.32	70.954
Against	532,405,861.41	12.130
Abstain	305,180,997.11	6.953
Broker Non-Vote	437,325,187.10	9.963
TOTAL	4,389,228,093.94	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Health Care Services Portfolio.

	# of Votes	% of Votes
Affirmative	357,522,359.89	69.482
Against	67,034,177.14	13.028
Abstain	38,534,017.42	7.488
Broker Non-Vote	51,469,878.36	10.002
TOTAL	514,560,432.81	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Medical Equipment and Systems Portfolio.

	# of Votes	% of Votes
Affirmative	1,987,367,885.97	71.929
Against	294,059,410.78	10.643
Abstain	204,010,962.50	7.384
Broker Non-Vote	277,527,195.83	10.044
TOTAL	2,762,965,455.08	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Pharmaceuticals Portfolio.

	# of Votes	% of Votes
Affirmative	379,308,625.04	71.408
Against	76,944,824.97	14.485
Abstain	33,311,723.30	6.271
Broker Non-Vote	41,624,309.76	7.836
TOTAL	531,189,483.07	100.000

PROPOSAL 3

To modify Biotechnology Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	4,303,005,001.99	71.277
Against	633,421,335.16	10.493
Abstain	387,262,945.02	6.414
Broker Non-Vote	713,369,365.69	11.816
TOTAL	6,037,058,647.86	100.000

PROPOSAL 3

To modify Health Care Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	3,202,326,337.39	72.959
Against	456,093,688.22	10.392
Abstain	293,482,881.23	6.686
Broker Non-Vote	437,325,187.10	9.963
TOTAL	4,389,228,093.94	100.000

PROPOSAL 3

To modify Health Care Services Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	368,928,727.47	71.698
Against	57,584,105.81	11.191
Abstain	36,577,721.17	7.109
Broker Non-Vote	51,469,878.36	10.002
TOTAL	514,560,432.81	100.000

PROPOSAL 3

To modify Medical Equipment and Systems Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	$2,052,526,537.26	74.288
Against	$246,340,254.50	8.916
Abstain	$186,571,467.49	6.752
Broker Non-Vote	$277,527,195.83	10.044
TOTAL	$2,762,965,455.08	100.000

PROPOSAL 3

To modify Pharmaceuticals Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	392,109,686.17	73.818
Against	62,905,944.23	11.842
Abstain	34,549,542.91	6.504
Broker Non-Vote	41,624,309.76	7.836
TOTAL	531,189,483.07	100.000

PROPOSAL 5

For Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgement, substantially contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,209,926,160.94	27.566
Against	2,373,485,952.12	54.076
Abstain	368,490,793.78	8.395
Broker Non-Vote	437,325,187.10	9.963
TOTAL	4,389,228,093.94	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

SELHC-ANN-0418
1.813640.113

Fidelity® Select Portfolios® Materials Sector Chemicals Portfolio Gold Portfolio Materials Portfolio Annual Report February 28, 2018

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	16.31%	13.53%	12.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,650	Chemicals Portfolio
$25,307	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Rick Malnight:  For the year, the fund gained 16.31%, topping the 15.71% return of the MSCI U.S. IMI Chemicals 25/50 Index but trailing the S&P 500®. Versus the MSCI index, stock picking in commodity chemicals bolstered the fund’s performance most. Positioning in specialty chemicals and diversified chemicals also contributed meaningfully. A sizable overweighting in strong-performing Westlake Chemical was the fund’s top relative contributor. I significantly increased this position during the period. A large overweighting in Chemours, which manufactures the pigment titanium dioxide (TiO2), also bolstered our relative result, as did ethylene producer LyondellBasell Industries – the fund’s largest overweighting, and DowDuPont, its largest holding. Conversely, relative performance was hampered by stock picking in fertilizers & agricultural chemicals, a sizable non-index stake in chemicals distributor Univar, and a large underweighting in industrials gases. In the latter category, MSCI index stalwart Praxair finished as the fund’s largest relative detractor, as the stock advanced 29%, and we didn’t own it.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
DowDuPont, Inc.	24.5
LyondellBasell Industries NV Class A	12.9
Linde AG	6.2
The Chemours Co. LLC	5.8
Westlake Chemical Corp.	4.8
Sherwin-Williams Co.	4.7
Olin Corp.	3.7
FMC Corp.	3.7
Celanese Corp. Class A	3.5
Univar, Inc.	3.1
72.9

Top Industries (% of fund's net assets)

As of February 28, 2018
Chemicals	93.8%
Trading Companies & Distributors	3.1%
Biotechnology	0.2%
All Others*	2.9%

* Includes short-term investments and net other assets (liabilities).

Chemicals Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Biotechnology - 0.2%
Biotechnology - 0.2%
Calyxt, Inc.	128,500	$2,360,545
Chemicals - 91.8%
Commodity Chemicals - 28.1%
Alpek SA de CV	4,880,400	6,322,295
Cabot Corp.	225,400	13,564,572
Ciner Resources LP	301,818	8,351,304
LG Chemical Ltd.	49,729	17,527,956
LyondellBasell Industries NV Class A	2,126,398	230,118,792
Olin Corp.	2,027,147	65,882,278
Orion Engineered Carbons SA	781,600	21,533,080
Tronox Ltd. Class A	2,879,866	52,643,950
Westlake Chemical Corp.	794,403	86,002,069
		501,946,296
Diversified Chemicals - 35.2%
Ashland Global Holdings, Inc.	344,095	24,368,808
DowDuPont, Inc.	6,237,180	438,473,751
Eastman Chemical Co.	467,357	47,240,446
Huntsman Corp.	401,100	12,943,497
LSB Industries, Inc. (a)(b)	462,200	3,452,634
The Chemours Co. LLC	2,188,800	103,989,888
		630,469,024
Fertilizers & Agricultural Chemicals - 8.7%
AgroFresh Solutions, Inc. (a)(b)	392,967	3,041,565
CF Industries Holdings, Inc.	758,100	31,264,044
CVR Partners LP	1,058,200	3,650,790
FMC Corp.	834,000	65,452,320
Nutrien Ltd.	391,588	19,240,667
The Scotts Miracle-Gro Co. Class A	369,212	33,170,006
		155,819,392
Industrial Gases - 7.2%
Air Products & Chemicals, Inc.	112,700	18,121,033
Linde AG (a)	502,000	111,393,266
		129,514,299
Specialty Chemicals - 12.6%
Axalta Coating Systems Ltd. (a)	571,300	17,596,040
Celanese Corp. Class A	616,400	62,170,104
Frutarom Industries Ltd.	131,100	12,062,625
Kraton Performance Polymers, Inc. (a)	74,148	3,144,617
Platform Specialty Products Corp. (a)	3,420,090	35,705,740
Sherwin-Williams Co.	212,253	85,236,560
W.R. Grace & Co.	147,700	9,774,786
		225,690,472

TOTAL CHEMICALS		1,643,439,483

Trading Companies & Distributors - 3.1%
Trading Companies & Distributors - 3.1%
Univar, Inc. (a)	1,938,194	55,839,369
TOTAL COMMON STOCKS
(Cost $1,213,071,958)		1,701,639,397

Nonconvertible Preferred Stocks - 2.0%
Chemicals - 2.0%
Commodity Chemicals - 2.0%
Braskem SA (PN-A)
(Cost $38,159,424)	2,538,700	36,310,705

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 1.41% (c)	72,559,157	72,573,669
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	4,657,380	4,657,845
TOTAL MONEY MARKET FUNDS
(Cost $77,231,514)		77,231,514
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $1,328,462,896)		1,815,181,616
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(24,960,877)
NET ASSETS - 100%		$1,790,220,739

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$253,631
Fidelity Securities Lending Cash Central Fund	34,387
Total	$288,018

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,701,639,397	$1,572,718,175	$128,921,222	$--
Nonconvertible Preferred Stocks	36,310,705	36,310,705	--	--
Money Market Funds	77,231,514	77,231,514	--	--
Total Investments in Securities:	$1,815,181,616	$1,686,260,394	$128,921,222	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.7%
Netherlands	12.9%
Germany	6.2%
Australia	2.9%
Brazil	2.0%
Luxembourg	1.2%
Canada	1.1%
Bermuda	1.0%
Korea (South)	1.0%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $4,337,154) — See accompanying schedule: Unaffiliated issuers (cost $1,251,231,382)	$1,737,950,102
Fidelity Central Funds (cost $77,231,514)	77,231,514
Total Investment in Securities (cost $1,328,462,896)		$1,815,181,616
Receivable for investments sold		21,257,030
Receivable for fund shares sold		2,037,639
Dividends receivable		4,261,119
Distributions receivable from Fidelity Central Funds		35,346
Prepaid expenses		5,654
Other receivables		179,676
Total assets		1,842,958,080
Liabilities
Payable for investments purchased	$35,659,547
Payable for fund shares redeemed	11,049,706
Accrued management fee	825,016
Other affiliated payables	318,126
Other payables and accrued expenses	225,496
Collateral on securities loaned	4,659,450
Total liabilities		52,737,341
Net Assets		$1,790,220,739
Net Assets consist of:
Paid in capital		$1,200,914,441
Undistributed net investment income		1,118,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		101,461,411
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		486,726,571
Net Assets, for 10,321,594 shares outstanding		$1,790,220,739
Net Asset Value, offering price and redemption price per share ($1,790,220,739 ÷ 10,321,594 shares)		$173.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$33,377,800
Income from Fidelity Central Funds		288,018
Total income		33,665,818
Expenses
Management fee	$9,705,066
Transfer agent fees	3,239,475
Accounting and security lending fees	549,353
Custodian fees and expenses	36,599
Independent trustees' fees and expenses	38,091
Registration fees	97,253
Audit	49,061
Legal	20,981
Miscellaneous	97,389
Total expenses before reductions	13,833,268
Expense reductions	(140,665)	13,692,603
Net investment income (loss)		19,973,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	192,764,856
Fidelity Central Funds	718
Foreign currency transactions	(152,304)
Total net realized gain (loss)		192,613,270
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	56,787,385
Fidelity Central Funds	(1,293)
Assets and liabilities in foreign currencies	7,851
Total change in net unrealized appreciation (depreciation)		56,793,943
Net gain (loss)		249,407,213
Net increase (decrease) in net assets resulting from operations		$269,380,428

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,973,215	$16,769,365
Net realized gain (loss)	192,613,270	137,965,075
Change in net unrealized appreciation (depreciation)	56,793,943	267,026,378
Net increase (decrease) in net assets resulting from operations	269,380,428	421,760,818
Distributions to shareholders from net investment income	(15,828,578)	(15,876,012)
Distributions to shareholders from net realized gain	(130,959,179)	(50,330,730)
Total distributions	(146,787,757)	(66,206,742)
Share transactions
Proceeds from sales of shares	708,415,147	556,232,815
Reinvestment of distributions	140,010,917	63,676,065
Cost of shares redeemed	(807,440,266)	(395,662,133)
Net increase (decrease) in net assets resulting from share transactions	40,985,798	224,246,747
Redemption fees	–	14,379
Total increase (decrease) in net assets	163,578,469	579,815,202
Net Assets
Beginning of period	1,626,642,270	1,046,827,068
End of period	$1,790,220,739	$1,626,642,270
Other Information
Undistributed net investment income end of period	$1,118,316	$761,893
Shares
Sold	4,139,132	3,811,949
Issued in reinvestment of distributions	846,268	426,812
Redeemed	(4,679,686)	(2,719,518)
Net increase (decrease)	305,714	1,519,243

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Chemicals Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$162.41	$123.20	$153.34	$148.23	$122.98
Income from Investment Operations
Net investment income (loss)B	1.91	1.82	1.87	1.64	1.23
Net realized and unrealized gain (loss)	23.56	44.40	(23.41)	9.09	32.11
Total from investment operations	25.47	46.22	(21.54)	10.73	33.34
Distributions from net investment income	(1.56)	(1.68)	(1.81)	(1.42)	(1.18)
Distributions from net realized gain	(12.88)	(5.33)	(6.80)	(4.20)	(6.92)
Total distributions	(14.44)	(7.01)	(8.60)C	(5.62)	(8.10)
Redemption fees added to paid in capitalB	–	–D	–D	–D	.01
Net asset value, end of period	$173.44	$162.41	$123.20	$153.34	$148.23
Total ReturnE	16.31%	38.02%	(14.46)%	7.52%	27.77%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.80%	.80%	.79%	.81%
Expenses net of fee waivers, if any	.77%	.80%	.80%	.79%	.81%
Expenses net of all reductions	.77%	.79%	.79%	.79%	.80%
Net investment income (loss)	1.12%	1.26%	1.36%	1.10%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$1,790,221	$1,626,642	$1,046,827	$1,625,067	$1,429,434
Portfolio turnover rateH	62%	85%	79%	80%I	109%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.60 per share is comprised of distributions from net investment income of $1.806 and distributions from net realized gain of $6.795 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$507,702,542
Gross unrealized depreciation	(19,979,070)
Net unrealized appreciation (depreciation)	$487,723,472
Tax Cost	$1,327,458,144

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,077,145
Undistributed long-term capital gain	$100,456,659
Net unrealized appreciation (depreciation) on securities and other investments	$484,878,552

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$82,124,537	$ 40,880,727
Long-term Capital Gains	64,663,220	25,326,015
Total	$146,787,757	$ 66,206,742

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,091,323,508 and $1,204,600,530, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,088 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,264 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $34,387.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $124,945 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $15,720.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	(10.47)%	(8.66)%	(6.81)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$4,937	Gold Portfolio
$25,307	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, trailing the combined -7.04% return of the S&P® Global BMI Gold Capped Index for the first month of the period and the S&P® Global BMI Gold Capped 20/45 Linked Index for the past 11 months. The fund also lagged the 17.10% gain of the broad market S&P 500® index. Although the price of gold bullion rose more than 5% this period, gold stocks – which conceptually are viewed by many investors as a financial asset insurance policy and outperform when stocks, bonds and currencies decline –by and large were met with skepticism amid the strong equity-market rally. The fund was positioned for a more favorable gold market, represented by its emphasis on stocks with a higher beta due to positive fundamental factors, including macroeconomic imbalances, geopolitical tension and a favorable supply-and-demand profile. This positioning generally detracted from performance versus the S&P gold index because investors lacked conviction in the gold asset class, which caused lower-beta gold stocks to outperform higher-beta stocks. Among individual stocks, the biggest relative detractor was an overweighting in Torex Gold Resources, as its mining assets in Mexico suffered from local problems that hindered development. In addition, the fund's foreign holdings detracted overall, despite the tailwind from a broadly weaker U.S. dollar. Conversely, among the largest relative contributors were underweightings in poor-performers Barrick Gold and Canada's Goldcorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On April 1, 2017, the fund’s industry benchmark changed from the S&P® Global BMI Gold Capped Index (a custom index developed for Fidelity) to the S&P® Global BMI Gold Capped 20/45 Linked Index (a public benchmark that became available more recently). Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new S&P® index will continue to provide shareholders with meaningful performance comparisons. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2018

% of fund's net assets
Newmont Mining Corp.	9.4
Randgold Resources Ltd. sponsored ADR	6.9
B2Gold Corp.	6.8
Silver Bullion	5.8
Barrick Gold Corp.	5.5
Agnico Eagle Mines Ltd. (Canada)	5.5
Franco-Nevada Corp.	4.6
Premier Gold Mines Ltd.	3.3
Goldcorp, Inc.	3.2
Newcrest Mining Ltd.	3.0
54.0

Top Industries (% of fund's net assets)

As of February 28, 2018
Gold	89.2%
Commodities & Related Investments*	6.9%
Silver	1.4%
Diversified Metals & Mining	0.9%
Copper	0.6%
Precious Metals & Minerals	0.4%
All Others**	0.6%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of February 28, 2018
Canada	59.8%
United States of America*	19.8%
Bailiwick of Jersey	6.9%
South Africa	4.7%
Australia	4.6%
Cayman Islands	1.8%
Peru	1.7%
United Kingdom	0.5%
China	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
Australia - 4.6%
Metals & Mining - 4.6%
Gold - 4.6%
Dacian Gold Ltd. (a)	72,596	$147,626
Evolution Mining Ltd.	1,766,243	3,913,579
Gold Road Resources Ltd. (a)	1,080,000	668,227
Newcrest Mining Ltd.	2,284,162	37,484,437
Northern Star Resources Ltd.	543,118	2,636,760
Perseus Mining Ltd.:
(Australia) (a)	1,717,134	527,507
(Canada) (a)	1,300,000	395,106
Resolute Mng Ltd.	4,701,949	4,044,000
Saracen Mineral Holdings Ltd. (a)	3,087,787	3,866,216
Silver Lake Resources Ltd. (a)	2,840,985	769,899
St Barbara Ltd.	832,257	2,639,728
		57,093,085
Bailiwick of Jersey - 6.9%
Metals & Mining - 6.9%
Gold - 6.9%
Randgold Resources Ltd. sponsored ADR	1,062,895	86,115,753
Canada - 59.8%
Metals & Mining - 59.8%
Copper - 0.5%
First Quantum Minerals Ltd.	356,300	5,805,980
Lundin Mining Corp.	20,000	130,143
		5,936,123
Diversified Metals & Mining - 0.9%
Arizona Mining, Inc. (a)	1,195,122	3,781,324
Ivanhoe Mines Ltd. (a)	3,070,000	7,727,634
Sabina Gold & Silver Corp. (a)	65,500	89,327
		11,598,285
Gold - 56.7%
Agnico Eagle Mines Ltd. (Canada)	1,798,101	68,507,760
Alacer Gold Corp. (a)	2,604,063	4,099,289
Alamos Gold, Inc.	4,795,512	24,366,224
Argonaut Gold, Inc. (a)	5,931,462	11,001,309
B2Gold Corp. (a)	28,645,793	85,053,360
Barrick Gold Corp.	5,988,569	68,976,816
Belo Sun Mining Corp. (a)	40,800	10,810
Centerra Gold, Inc. (a)	457,500	2,395,885
Continental Gold, Inc. (a)(b)	9,561,700	28,390,023
Detour Gold Corp. (a)	2,665,600	24,304,489
Detour Gold Corp. (a)(c)	785,900	7,165,703
Eldorado Gold Corp.	8,480,935	9,120,706
First Mining Finance Corp. (a)	170,000	61,604
Franco-Nevada Corp.	816,900	57,244,115
Gold Standard Ventures Corp. (a)	3,114,300	5,096,657
Goldcorp, Inc.	3,212,100	40,201,314
Guyana Goldfields, Inc. (a)	4,785,800	18,573,320
Guyana Goldfields, Inc. (a)(c)	155,000	601,543
IAMGOLD Corp. (a)	1,614,000	8,490,103
Kinross Gold Corp. (a)	4,549,391	16,344,056
Kirkland Lake Gold Ltd.	668,119	10,486,219
Klondex Mines Ltd. (a)	1,834,478	2,544,709
Liberty Gold Corp. (a)	1,418,150	436,541
Lundin Gold, Inc. (a)	13,800	54,310
New Gold, Inc. (a)	5,696,375	14,338,600
Novagold Resources, Inc. (a)	2,014,500	8,006,507
OceanaGold Corp.	9,871,932	26,310,791
Osisko Gold Royalties Ltd.	1,220,293	11,830,147
Premier Gold Mines Ltd. (a)(b)	16,645,522	40,731,717
Pretium Resources, Inc. (a)	1,802,683	11,533,687
Pretium Resources, Inc. (a)(c)	225,000	1,439,565
Rubicon Minerals Corp. (a)	1,000	974
Sandstorm Gold Ltd. (a)	1,855,475	8,516,792
Seabridge Gold, Inc. (a)	1,449,090	15,432,809
SEMAFO, Inc. (a)	7,590,000	20,228,959
Ssr Mining, Inc. (a)	1,338,700	11,111,210
Tahoe Resources, Inc.	3,099,438	15,168,696
Teranga Gold Corp. (a)	1,220,814	3,510,601
Torex Gold Resources, Inc. (a)	2,697,600	21,022,444
Wesdome Gold Mines, Inc. (a)	140,000	204,021
Yamana Gold, Inc.	1,190,620	3,460,889
		706,375,274
Precious Metals & Minerals - 0.3%
Dalradian Resources, Inc. (a)	784,500	666,385
Osisko Mining, Inc. (a)	1,464,800	3,082,107
		3,748,492
Silver - 1.4%
MAG Silver Corp. (a)	584,500	6,112,835
Pan American Silver Corp.	19,300	292,202
Wheaton Precious Metals Corp.	611,800	11,676,264
		18,081,301
TOTAL METALS & MINING		745,739,475
Cayman Islands - 1.8%
Metals & Mining - 1.8%
Gold - 1.8%
Endeavour Mining Corp. (a)	1,200,040	22,631,677
China - 0.2%
Metals & Mining - 0.2%
Gold - 0.2%
Zijin Mng Group Co. Ltd. (H Shares)	4,947,000	2,256,024
Peru - 1.7%
Metals & Mining - 1.7%
Gold - 1.7%
Compania de Minas Buenaventura SA sponsored ADR	1,403,397	21,822,823
South Africa - 4.7%
Metals & Mining - 4.7%
Gold - 4.7%
AngloGold Ashanti Ltd. sponsored ADR	3,580,808	33,444,747
Gold Fields Ltd. sponsored ADR	3,299,426	12,933,750
Harmony Gold Mining Co. Ltd.	1,484,000	2,979,005
Harmony Gold Mining Co. Ltd. sponsored ADR	1,460,400	3,037,632
Sibanye-Stillwater ADR	1,448,712	5,635,490
		58,030,624
United Kingdom - 0.5%
Metals & Mining - 0.5%
Gold - 0.4%
Acacia Mining PLC	1,896,536	3,665,031
Pan African Resources PLC	550,000	53,065
Solgold PLC (a)	4,152,758	1,294,137
		5,012,233
Precious Metals & Minerals - 0.1%
Fresnillo PLC	36,000	601,474
TOTAL METALS & MINING		5,613,707
United States of America - 12.3%
Metals & Mining - 12.3%
Copper - 0.1%
Freeport-McMoRan, Inc. (a)	71,200	1,324,320
Gold - 12.2%
McEwen Mining, Inc.	1,096,410	2,138,000
Newmont Mining Corp.	3,065,078	117,085,980
Royal Gold, Inc.	408,867	33,024,188
		152,248,168
TOTAL METALS & MINING		153,572,488
TOTAL COMMON STOCKS
(Cost $1,203,012,880)		1,152,875,656
	Troy Ounces

Commodities - 6.9%
Gold Bullion (a)	10,510	13,852,180
Silver Bullion (a)	4,372,000	71,692,056
TOTAL COMMODITIES
(Cost $84,177,257)		85,544,236
	Shares

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.41% (d)	7,877,259	7,878,834
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	44,597	44,601
TOTAL MONEY MARKET FUNDS
(Cost $7,923,431)		7,923,435
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,295,113,568)		1,246,343,327
NET OTHER ASSETS (LIABILITIES) - 0.0%		528,155
NET ASSETS - 100%		$1,246,871,482

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,206,811 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$71,353
Fidelity Securities Lending Cash Central Fund	30,724
Total	$102,077

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations if applicable.

Consolidated Subsidiary

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Cayman Gold Ltd.	$87,787,763	$17,930,933	$13,452,900	$ --	$(342,822)	$(6,445,854)	$85,477,120

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Continental Gold, Inc.	$26,033,941	$4,588,834	$--	$--	$--	$(2,232,752)	$28,390,023
Premier Gold Mines Ltd.	29,885,078	2,666,090	72,855	--	(70,838)	8,324,242	40,731,717
Total	$55,919,019	$7,254,924	$72,855	$--	$(70,838)	$6,091,490	$69,121,740

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,152,875,656	$1,085,328,941	$67,546,715	$--
Commodities	85,544,236	85,544,236	--	--
Money Market Funds	7,923,435	7,923,435	--	--
Total Investments in Securities:	$1,246,343,327	$1,178,796,612	$67,546,715	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$128,252,118
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,126,825,246)	$1,083,753,916
Fidelity Central Funds (cost $7,923,431)	7,923,435
Commodities (cost $84,177,257)	85,544,236
Other affiliated issuers (cost $76,187,634)	69,121,740
Total Investment in Securities (cost $1,295,113,568)		$1,246,343,327
Cash		22,174
Foreign currency held at value (cost $118,637)		118,027
Receivable for fund shares sold		2,909,206
Dividends receivable		401,265
Distributions receivable from Fidelity Central Funds		7,207
Prepaid expenses		4,742
Other receivables		109,275
Total assets		1,249,915,223
Liabilities
Payable for fund shares redeemed	$1,711,639
Accrued management fee	585,359
Transfer agent fee payable	243,128
Distribution and service plan fees payable	103,210
Other affiliated payables	49,286
Other payables and accrued expenses	306,441
Collateral on securities loaned	44,678
Total liabilities		3,043,741
Net Assets		$1,246,871,482
Net Assets consist of:
Paid in capital		$2,676,918,722
Accumulated net investment loss		(6,965,927)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,374,310,048)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(48,771,265)
Net Assets		$1,246,871,482
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($61,703,022 ÷ 3,371,731 shares)		$18.30
Maximum offering price per share (100/94.25 of $18.30)		$19.42
Class M:
Net Asset Value and redemption price per share ($19,354,931 ÷ 1,078,619 shares)		$17.94
Maximum offering price per share (100/96.50 of $17.94)		$18.59
Class C:
Net Asset Value and offering price per share ($92,724,331 ÷ 5,407,975 shares)(a)		$17.15
Gold:
Net Asset Value, offering price and redemption price per share ($1,011,412,484 ÷ 53,861,287 shares)		$18.78
Class I:
Net Asset Value, offering price and redemption price per share ($61,676,714 ÷ 3,284,926 shares)		$18.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$9,065,413
Income from Fidelity Central Funds		102,077
Income before foreign taxes withheld		9,167,490
Less foreign taxes withheld		(770,759)
Total income		8,396,731
Expenses
Management fee	$8,057,489
Transfer agent fees	3,166,111
Distribution and service plan fees	1,323,699
Accounting and security lending fees	648,333
Custodian fees and expenses	285,314
Independent trustees' fees and expenses	31,871
Registration fees	127,041
Audit	69,707
Legal	18,937
Miscellaneous	90,618
Total expenses before reductions	13,819,120
Expense reductions	(286,035)	13,533,085
Net investment income (loss)		(5,136,354)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(19,779,519)
Fidelity Central Funds	(81)
Other affiliated issuers	(70,838)
Commodities	48,173
Foreign currency transactions	4,306
Total net realized gain (loss)		(19,797,959)
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	(128,347,231)
Fidelity Central Funds	(8)
Other affiliated issuers	6,091,490
Assets and liabilities in foreign currencies	408
Commodities	(6,394,763)
Total change in net unrealized appreciation (depreciation)		(128,650,104)
Net gain (loss)		(148,448,063)
Net increase (decrease) in net assets resulting from operations		$(153,584,417)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,136,354)	$(8,049,958)
Net realized gain (loss)	(19,797,959)	(56,558,933)
Change in net unrealized appreciation (depreciation)	(128,650,104)	282,432,875
Net increase (decrease) in net assets resulting from operations	(153,584,417)	217,823,984
Distributions to shareholders from net realized gain	(3,130,282)	(47,051,891)
Share transactions - net increase (decrease)	(136,518,156)	114,767,885
Redemption fees	–	402,160
Total increase (decrease) in net assets	(293,232,855)	285,942,138
Net Assets
Beginning of period	1,540,104,337	1,254,162,199
End of period	$1,246,871,482	$1,540,104,337
Other Information
Accumulated net investment loss end of period	$(6,965,927)	$(49,672)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.54	$17.70	$18.11	$22.01	$30.25
Income from Investment Operations
Net investment income (loss)B	(.12)	(.16)	(.06)	(.10)	–C
Net realized and unrealized gain (loss)	(2.09)	3.59	(.35)	(3.80)	(8.25)
Total from investment operations	(2.21)	3.43	(.41)	(3.90)	(8.25)
Distributions from net realized gain	(.03)	(.60)	–	–	–
Total distributions	(.03)	(.60)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.30	$20.54	$17.70	$18.11	$22.01
Total ReturnD,E	(10.77)%	19.97%	(2.26)%	(17.72)%	(27.24)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.18%	1.19%	1.23%	1.23%	1.21%
Expenses net of fee waivers, if any	1.16%	1.16%	1.20%	1.19%	1.19%
Expenses net of all reductions	1.16%	1.16%	1.20%	1.19%	1.18%
Net investment income (loss)	(.58)%	(.71)%	(.44)%	(.51)%	- %H
Supplemental Data
Net assets, end of period (000 omitted)	$61,703	$83,589	$53,509	$46,898	$60,270
Portfolio turnover rateI	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.19	$17.37	$17.83	$21.73	$29.95
Income from Investment Operations
Net investment income (loss)B	(.17)	(.22)	(.11)	(.15)	(.06)
Net realized and unrealized gain (loss)	(2.05)	3.54	(.35)	(3.75)	(8.17)
Total from investment operations	(2.22)	3.32	(.46)	(3.90)	(8.23)
Distributions from net realized gain	(.03)	(.51)	–	–	–
Total distributions	(.03)	(.51)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$17.94	$20.19	$17.37	$17.83	$21.73
Total ReturnD,E	(11.04)%	19.62%	(2.58)%	(17.95)%	(27.45)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.48%	1.49%	1.52%	1.50%	1.49%
Expenses net of fee waivers, if any	1.47%	1.46%	1.48%	1.46%	1.47%
Expenses net of all reductions	1.47%	1.46%	1.48%	1.46%	1.46%
Net investment income (loss)	(.88)%	(1.01)%	(.72)%	(.79)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$19,355	$25,170	$17,720	$16,200	$18,402
Portfolio turnover rateH	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.36	$16.68	$17.20	$21.06	$29.15
Income from Investment Operations
Net investment income (loss)B	(.24)	(.29)	(.16)	(.23)	(.16)
Net realized and unrealized gain (loss)	(1.95)	3.42	(.36)	(3.63)	(7.94)
Total from investment operations	(2.19)	3.13	(.52)	(3.86)	(8.10)
Distributions from net realized gain	(.02)	(.45)	–	–	–
Total distributions	(.02)	(.45)	–	–	–
Redemption fees added to paid in capitalB	–	–C	–C	–C	.01
Net asset value, end of period	$17.15	$19.36	$16.68	$17.20	$21.06
Total ReturnD,E	(11.35)%	19.19%	(3.02)%	(18.33)%	(27.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.85%	1.88%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.83%	1.85%	1.93%	1.92%	1.94%
Expenses net of all reductions	1.83%	1.84%	1.93%	1.92%	1.93%
Net investment income (loss)	(1.25)%	(1.40)%	(1.17)%	(1.25)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$92,724	$101,215	$52,732	$39,429	$33,811
Portfolio turnover rateH	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.02	$18.12	$18.50	$22.41	$30.72
Income from Investment Operations
Net investment income (loss)B	(.05)	(.09)	(.03)	(.04)	.06
Net realized and unrealized gain (loss)	(2.14)	3.66	(.35)	(3.87)	(8.38)
Total from investment operations	(2.19)	3.57	(.38)	(3.91)	(8.32)
Distributions from net realized gain	(.05)	(.68)	–	–	–
Total distributions	(.05)	(.68)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.78	$21.02	$18.12	$18.50	$22.41
Total ReturnD	(10.47)%	20.38%	(2.05)%	(17.45)%	(27.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.87%	.97%	.94%	.94%
Expenses net of fee waivers, if any	.85%	.84%	.93%	.90%	.92%
Expenses net of all reductions	.84%	.84%	.93%	.90%	.91%
Net investment income (loss)	(.26)%	(.39)%	(.17)%	(.22)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,011,412	$1,271,458	$1,076,206	$992,944	$1,275,913
Portfolio turnover rateG	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.02	$18.13	$18.50	$22.41	$30.69
Income from Investment Operations
Net investment income (loss)B	(.05)	(.09)	(.02)	(.04)	.07
Net realized and unrealized gain (loss)	(2.14)	3.67	(.35)	(3.87)	(8.36)
Total from investment operations	(2.19)	3.58	(.37)	(3.91)	(8.29)
Distributions from net realized gain	(.05)	(.70)	–	–	–
Total distributions	(.05)	(.70)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.78	$21.02	$18.13	$18.50	$22.41
Total ReturnD	(10.47)%	20.41%	(2.00)%	(17.45)%	(26.98)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.87%	.92%	.90%	.87%
Expenses net of fee waivers, if any	.83%	.84%	.88%	.86%	.85%
Expenses net of all reductions	.83%	.84%	.88%	.86%	.84%
Net investment income (loss)	(.24)%	(.39)%	(.12)%	(.18)%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$61,677	$58,673	$52,607	$23,667	$107,830
Portfolio turnover rateG	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2018

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Gold and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Consolidated Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $85,477,120 in the Subsidiary, representing 6.9% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, information on transfers between Levels 1 and 2 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$241,909,637
Gross unrealized depreciation	(442,632,944)
Net unrealized appreciation (depreciation)	$(200,723,307)
Tax Cost	$1,446,999,518

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,264,055,651)
Net unrealized appreciation (depreciation) on securities and other investments	$(200,721,875)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(141,667,626)
Long-term	(1,122,388,025)
Total capital loss carryforward	$(1,264,055,651)

The Fund intends to elect to defer to its next fiscal year $6,867,607 of ordinary losses recognized during the period January 1, 2018 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$3,130,282	$ 47,051,891

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $188,488,420 and $329,808,540, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .56% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$182,210	$7,154
Class M	.25%	.25%	116,752	10
Class C	.75%	.25%	1,024,737	245,159
			$1,323,699	$252,323

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,750
Class M	6,668
Class C(a)	13,328
$50,746

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$206,820.28
Class M	78,845.34
Class C	209,550.20
Gold	2,539,863.22
Class I	131,033.20
	$3,166,111

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,705 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,500.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,369 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,724.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $249,612.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,857 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,566.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net realized gain
Class A	$127,654	$2,221,326
Class M	32,220	587,030
Class C	80,827	2,039,868
Gold	2,740,284	40,224,766
Class I	149,297	1,978,901
Total	$3,130,282	$47,051,891

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	960,171	3,164,607	$19,302,127	$69,537,871
Reinvestment of distributions	5,732	120,564	125,534	2,146,978
Shares redeemed	(1,663,786)	(2,238,855)	(33,274,700)	(48,377,613)
Net increase (decrease)	(697,883)	1,046,316	$(13,847,039)	$23,307,236
Class M
Shares sold	233,072	712,177	$4,622,741	$15,561,760
Reinvestment of distributions	1,488	32,071	32,029	560,038
Shares redeemed	(402,307)	(517,783)	(7,900,562)	(11,004,318)
Net increase (decrease)	(167,747)	226,465	$(3,245,792)	$5,117,480
Class B
Shares sold	–	7,043	$–	$134,526
Shares redeemed	–	(89,907)	–	(1,923,575)
Net increase (decrease)	–	(82,864)	$–	$(1,789,049)
Class C
Shares sold	1,214,001	3,277,150	$22,977,515	$68,100,712
Reinvestment of distributions	3,724	115,019	76,868	1,909,405
Shares redeemed	(1,038,456)	(1,324,351)	(19,487,828)	(26,570,952)
Net increase (decrease)	179,269	2,067,818	$3,566,555	$43,439,165
Gold
Shares sold	17,998,314	44,152,495	$372,447,330	$998,832,934
Reinvestment of distributions	117,013	2,098,203	2,622,272	38,476,693
Shares redeemed	(24,743,063)	(45,146,079)	(508,056,164)	(990,273,602)
Net increase (decrease)	(6,627,736)	1,104,619	$(132,986,562)	$47,036,025
Class I
Shares sold	1,883,552	2,033,849	$38,579,606	$45,606,027
Reinvestment of distributions	6,152	97,474	137,796	1,788,422
Shares redeemed	(1,396,712)	(2,240,667)	(28,722,720)	(49,737,421)
Net increase (decrease)	492,992	(109,344)	$9,994,682	$(2,342,972)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio	14.96%	8.29%	7.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,873	Materials Portfolio
$25,307	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Rick Malnight:  For the year, the fund’s share classes (excluding sales charges, if applicable) finished roughly in line with the 14.70% return of the MSCI U.S. IMI Materials 25/50 Index, but trailed the S&P 500®. Versus the MSCI sector index, our sizable underweighting in the steel segment, plus good stock picking in commodity chemicals and paper packaging, bolstered fund performance. A large overweighting in strong-performing Westlake Chemical was the fund’s top relative contributor. I significantly increased this position during the period. Ethylene producer LyondellBasell Industries, the fund’s largest overweighting at period end, also contributed, as did Steel Dynamics, one of the U.S. steel producers we bought this period. Conversely, an underweighting and weak picks in industrial gases dampened the fund’s relative performance, as did positioning in fertilizers & agricultural chemicals and out-of-index exposure to trading companies and distributors. MSCI index stalwart Praxair finished as the fund’s largest relative detractor, as the stock advanced 29% this period, and we didn’t own it. Another relative detractor was strong-performing agricultural chemical supplier FMC, which we didn’t own early in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On November 17, 2017, Rick Malnight succeeded Tobias Welo as Portfolio Manager of the fund.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
DowDuPont, Inc.	22.3
LyondellBasell Industries NV Class A	9.8
The Chemours Co. LLC	5.4
Linde AG	5.1
WestRock Co.	4.2
Sherwin-Williams Co.	3.6
Westlake Chemical Corp.	3.1
Steel Dynamics, Inc.	3.1
Freeport-McMoRan, Inc.	3.0
FMC Corp.	2.2
61.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Chemicals	68.2%
Metals & Mining	14.6%
Containers & Packaging	10.4%
Construction Materials	4.4%
Trading Companies & Distributors	1.6%
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).

Materials Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Chemicals - 66.7%
Commodity Chemicals - 18.2%
Alpek SA de CV	3,308,900	$4,286,501
Cabot Corp.	132,800	7,991,904
Ciner Resources LP	147,200	4,073,024
LG Chemical Ltd.	33,922	11,956,471
LyondellBasell Industries NV Class A	1,704,915	184,505,901
Olin Corp.	1,045,900	33,991,750
Orion Engineered Carbons SA	447,200	12,320,360
Tronox Ltd. Class A	1,355,803	24,784,079
Westlake Chemical Corp.	536,380	58,068,499
		341,978,489
Diversified Chemicals - 30.6%
Ashland Global Holdings, Inc.	218,600	15,481,252
DowDuPont, Inc.	5,983,883	420,666,976
Eastman Chemical Co.	300,748	30,399,608
Huntsman Corp.	266,900	8,612,863
The Chemours Co. LLC	2,125,631	100,988,729
		576,149,428
Fertilizers & Agricultural Chemicals - 4.9%
CF Industries Holdings, Inc.	504,010	20,785,372
FMC Corp.	537,500	42,183,000
Nutrien Ltd.	272,427	13,385,694
The Scotts Miracle-Gro Co. Class A	187,131	16,811,849
		93,165,915
Industrial Gases - 5.1%
Linde AG (a)	436,111	96,772,567
Specialty Chemicals - 7.9%
Axalta Coating Systems Ltd. (a)	445,000	13,706,000
Celanese Corp. Class A	289,600	29,209,056
Frutarom Industries Ltd.	115,796	10,654,491
Platform Specialty Products Corp. (a)	1,973,900	20,607,516
Sherwin-Williams Co.	169,800	68,188,284
W.R. Grace & Co.	84,702	5,605,578
		147,970,925

TOTAL CHEMICALS		1,256,037,324

Construction Materials - 4.4%
Construction Materials - 4.4%
CRH PLC sponsored ADR (b)	239,200	7,917,520
Eagle Materials, Inc.	344,115	34,490,646
Summit Materials, Inc.	1,288,728	40,762,467
		83,170,633
Containers & Packaging - 10.4%
Metal & Glass Containers - 1.6%
Aptargroup, Inc.	182,800	16,345,976
Berry Global Group, Inc. (a)	261,200	14,209,280
		30,555,256
Paper Packaging - 8.8%
Avery Dennison Corp.	182,100	21,515,115
Graphic Packaging Holding Co.	2,717,095	41,598,724
Packaging Corp. of America	189,800	22,624,160
WestRock Co.	1,202,819	79,097,377
		164,835,376

TOTAL CONTAINERS & PACKAGING		195,390,632

Energy Equipment & Services - 0.5%
Oil & Gas Equipment & Services - 0.5%
Tenaris SA sponsored ADR (b)	298,700	10,302,163
Metals & Mining - 14.6%
Copper - 3.5%
Freeport-McMoRan, Inc. (a)	3,059,700	56,910,420
Lundin Mining Corp.	1,442,500	9,386,592
		66,297,012
Diversified Metals & Mining - 2.2%
Alcoa Corp. (a)	427,300	19,215,681
Glencore Xstrata PLC	3,613,113	19,000,118
Ivanhoe Mines Ltd. (a)	1,260,100	3,171,854
		41,387,653
Gold - 2.7%
Franco-Nevada Corp.	75,100	5,261,506
Newmont Mining Corp.	1,076,100	41,107,020
Randgold Resources Ltd. sponsored ADR	59,900	4,853,098
		51,221,624
Steel - 6.2%
Allegheny Technologies, Inc. (a)	250,700	6,495,637
Nucor Corp.	292,100	19,103,340
Reliance Steel & Aluminum Co.	211,600	19,079,972
Ryerson Holding Corp. (a)	541,100	5,465,110
Steel Dynamics, Inc.	1,248,900	57,761,625
United States Steel Corp.	188,255	8,190,975
		116,096,659

TOTAL METALS & MINING		275,002,948

Trading Companies & Distributors - 1.6%
Trading Companies & Distributors - 1.6%
Univar, Inc. (a)	1,040,733	29,983,518
TOTAL COMMON STOCKS
(Cost $1,467,654,984)		1,849,887,218

Nonconvertible Preferred Stocks - 1.5%
Chemicals - 1.5%
Commodity Chemicals - 1.5%
Braskem SA (PN-A)
(Cost $30,933,362)	1,982,400	28,354,016

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.41% (c)	20,056,467	20,060,478
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	7,755,046	7,755,822
TOTAL MONEY MARKET FUNDS
(Cost $27,816,300)		27,816,300
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,526,404,646)		1,906,057,534
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(23,459,758)
NET ASSETS - 100%		$1,882,597,776

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$193,465
Fidelity Securities Lending Cash Central Fund	58,427
Total	$251,892

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,849,887,218	$1,722,158,062	$127,729,156	$--
Nonconvertible Preferred Stocks	28,354,016	28,354,016	--	--
Money Market Funds	27,816,300	27,816,300	--	--
Total Investments in Securities:	$1,906,057,534	$1,778,328,378	$127,729,156	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.6%
Netherlands	9.8%
Germany	5.1%
Canada	1.7%
Brazil	1.5%
Australia	1.3%
Bailiwick of Jersey	1.2%
Luxembourg	1.2%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $7,427,930) — See accompanying schedule: Unaffiliated issuers (cost $1,498,588,346)	$1,878,241,234
Fidelity Central Funds (cost $27,816,300)	27,816,300
Total Investment in Securities (cost $1,526,404,646)		$1,906,057,534
Foreign currency held at value (cost $20,678)		20,068
Receivable for fund shares sold		2,130,082
Dividends receivable		3,493,889
Distributions receivable from Fidelity Central Funds		21,085
Prepaid expenses		5,327
Other receivables		150,425
Total assets		1,911,878,410
Liabilities
Payable for investments purchased	$17,477,642
Payable for fund shares redeemed	2,470,957
Accrued management fee	857,894
Distribution and service plan fees payable	132,028
Other affiliated payables	356,102
Other payables and accrued expenses	233,411
Collateral on securities loaned	7,752,600
Total liabilities		29,280,634
Net Assets		$1,882,597,776
Net Assets consist of:
Paid in capital		$1,415,875,624
Undistributed net investment income		2,045,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		85,026,036
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		379,650,600
Net Assets		$1,882,597,776
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($201,933,218 ÷ 2,281,837 shares)		$88.50
Maximum offering price per share (100/94.25 of $88.50)		$93.90
Class M:
Net Asset Value and redemption price per share ($40,106,737 ÷ 456,823 shares)		$87.79
Maximum offering price per share (100/96.50 of $87.79)		$90.97
Class C:
Net Asset Value and offering price per share ($85,792,215 ÷ 1,003,158 shares)(a)		$85.52
Materials:
Net Asset Value, offering price and redemption price per share ($1,043,703,839 ÷ 11,739,884 shares)		$88.90
Class I:
Net Asset Value, offering price and redemption price per share ($511,061,767 ÷ 5,759,805 shares)		$88.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$28,739,191
Income from Fidelity Central Funds		251,892
Total income		28,991,083
Expenses
Management fee	$9,263,034
Transfer agent fees	3,402,060
Distribution and service plan fees	1,535,038
Accounting and security lending fees	529,164
Custodian fees and expenses	35,786
Independent trustees' fees and expenses	35,989
Registration fees	147,869
Audit	54,328
Legal	20,307
Interest	570
Miscellaneous	90,300
Total expenses before reductions	15,114,445
Expense reductions	(66,975)	15,047,470
Net investment income (loss)		13,943,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,685,493
Fidelity Central Funds	564
Foreign currency transactions	(70,430)
Total net realized gain (loss)		168,615,627
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	43,200,972
Fidelity Central Funds	(2,498)
Assets and liabilities in foreign currencies	7,401
Total change in net unrealized appreciation (depreciation)		43,205,875
Net gain (loss)		211,821,502
Net increase (decrease) in net assets resulting from operations		$225,765,115

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,943,613	$16,237,847
Net realized gain (loss)	168,615,627	64,095,613
Change in net unrealized appreciation (depreciation)	43,205,875	293,420,932
Net increase (decrease) in net assets resulting from operations	225,765,115	373,754,392
Distributions to shareholders from net investment income	(13,925,069)	(13,547,763)
Distributions to shareholders from net realized gain	(80,094,510)	–
Total distributions	(94,019,579)	(13,547,763)
Share transactions - net increase (decrease)	182,977,431	(113,259,980)
Redemption fees	–	17,097
Total increase (decrease) in net assets	314,722,967	246,963,746
Net Assets
Beginning of period	1,567,874,809	1,320,911,063
End of period	$1,882,597,776	$1,567,874,809
Other Information
Undistributed net investment income end of period	$2,045,516	$2,492,054

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.27	$62.94	$80.43	$86.46	$73.44
Income from Investment Operations
Net investment income (loss)B	.55	.70	.79	.51	.36
Net realized and unrealized gain (loss)	11.18	18.26	(16.80)	1.05	14.56
Total from investment operations	11.73	18.96	(16.01)	1.56	14.92
Distributions from net investment income	(.50)	(.63)	(.58)	(.43)	(.30)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.50)	(.63)	(1.48)C	(7.59)D	(1.90)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$88.50	$81.27	$62.94	$80.43	$86.46
Total ReturnF,G	14.65%	30.18%	(20.01)%	2.20%	20.46%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.07%	1.08%	1.06%	1.06%	1.10%
Expenses net of fee waivers, if any	1.07%	1.08%	1.06%	1.06%	1.10%
Expenses net of all reductions	1.06%	1.07%	1.06%	1.06%	1.09%
Net investment income (loss)	.64%	.96%	1.09%	.61%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$201,933	$229,086	$202,747	$319,740	$336,777
Portfolio turnover rateJ	67%	49%K	64%	76%K	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$80.66	$62.52	$79.95	$85.99	$73.05
Income from Investment Operations
Net investment income (loss)B	.30	.47	.56	.25	.12
Net realized and unrealized gain (loss)	11.08	18.12	(16.69)	1.06	14.48
Total from investment operations	11.38	18.59	(16.13)	1.31	14.60
Distributions from net investment income	(.25)	(.45)	(.40)	(.18)	(.06)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.25)	(.45)	(1.30)C	(7.35)	(1.66)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$87.79	$80.66	$62.52	$79.95	$85.99
Total ReturnE,F	14.30%	29.78%	(20.27)%	1.90%	20.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.36%	1.39%	1.38%	1.37%	1.40%
Expenses net of fee waivers, if any	1.36%	1.39%	1.37%	1.37%	1.40%
Expenses net of all reductions	1.35%	1.38%	1.37%	1.37%	1.39%
Net investment income (loss)	.35%	.65%	.77%	.31%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$40,107	$40,935	$30,118	$45,252	$45,223
Portfolio turnover rateI	67%	49%J	64%	76%J	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$78.72	$61.09	$78.12	$84.38	$71.96
Income from Investment Operations
Net investment income (loss)B	(.09)	.15	.24	(.12)	(.23)
Net realized and unrealized gain (loss)	10.80	17.68	(16.28)	1.03	14.23
Total from investment operations	10.71	17.83	(16.04)	.91	14.00
Distributions from net investment income	(.02)	(.20)	(.08)	–	–
Distributions from net realized gain	(3.89)	–	(.91)	(7.17)	(1.58)
Total distributions	(3.91)	(.20)	(.99)	(7.17)	(1.58)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$85.52	$78.72	$61.09	$78.12	$84.38
Total ReturnD,E	13.78%	29.21%	(20.61)%	1.43%	19.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.82%	1.83%	1.81%	1.82%	1.85%
Expenses net of fee waivers, if any	1.82%	1.82%	1.81%	1.82%	1.85%
Expenses net of all reductions	1.82%	1.82%	1.81%	1.82%	1.84%
Net investment income (loss)	(.11)%	.21%	.34%	(.14)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$85,792	$80,225	$66,896	$107,697	$106,879
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.64	$63.20	$80.77	$86.81	$73.68
Income from Investment Operations
Net investment income (loss)B	.79	.90	.98	.73	.58
Net realized and unrealized gain (loss)	11.24	18.34	(16.89)	1.05	14.63
Total from investment operations	12.03	19.24	(15.91)	1.78	15.21
Distributions from net investment income	(.77)	(.80)	(.76)	(.65)	(.48)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.77)	(.80)	(1.66)C	(7.82)	(2.08)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$88.90	$81.64	$63.20	$80.77	$86.81
Total ReturnE	14.96%	30.52%	(19.81)%	2.46%	20.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.81%	.81%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.80%	.82%
Expenses net of all reductions	.79%	.81%	.80%	.80%	.82%
Net investment income (loss)	.91%	1.22%	1.34%	.87%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$1,043,704	$882,504	$711,985	$1,107,689	$1,231,942
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.49	$63.07	$80.60	$86.66	$73.57
Income from Investment Operations
Net investment income (loss)B	.80	.91	1.00	.74	.59
Net realized and unrealized gain (loss)	11.22	18.31	(16.86)	1.05	14.60
Total from investment operations	12.02	19.22	(15.86)	1.79	15.19
Distributions from net investment income	(.78)	(.80)	(.77)	(.68)	(.50)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.78)	(.80)	(1.67)C	(7.85)	(2.10)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$88.73	$81.49	$63.07	$80.60	$86.66
Total ReturnE	14.97%	30.55%	(19.79)%	2.49%	20.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.79%	.78%	.78%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.78%	.78%	.81%
Expenses net of all reductions	.78%	.78%	.78%	.78%	.81%
Net investment income (loss)	.92%	1.25%	1.37%	.89%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$511,062	$335,124	$306,145	$468,371	$333,963
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Materials and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$412,959,681
Gross unrealized depreciation	(34,010,031)
Net unrealized appreciation (depreciation)	$378,949,650
Tax Cost	$1,527,107,884

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,171,471
Undistributed long-term capital gain	$85,810,060
Net unrealized appreciation (depreciation) on securities and other investments	$378,947,362

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(80,787)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$18,045,341	$ 13,547,763
Long-term Capital Gains	75,974,238	–
Total	$94,019,579	$ 13,547,763

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,239,934,125 and $1,125,370,092, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$496,804	$8,089
Class M	.25%	.25%	196,406	–
Class C	.75%	.25%	841,828	108,388
			$1,535,038	$116,477

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$90,137
Class M	9,649
Class C(a)	8,057
$107,843

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$436,003.22
Class M	101,499.26
Class C	186,332.22
Materials	1,835,081.20
Class I	843,145.19
	$3,402,060

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35,962 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,691,000	1.34%	$570

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 845,013 shares of Materials Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $60,325,459. The Fund had a net realized gain of $17,720,821 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Materials Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,956 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $58,427.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,367 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,608.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$1,122,417	$1,672,756
Class M	111,276	205,222
Class C	21,712	195,843
Materials	8,651,332	8,304,133
Class I	4,018,332	3,169,809
Total	$13,925,069	$13,547,763
From net realized gain
Class A	$8,907,618	$–
Class M	1,755,252	–
Class C	3,835,607	–
Materials	44,912,504	–
Class I	20,683,529	–
Total	$80,094,510	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	680,092	902,923	$58,507,834	$67,495,419
Reinvestment of distributions	113,874	20,549	9,780,873	1,575,920
Shares redeemed	(1,331,034)	(1,326,009)	(112,075,163)	(96,308,599)
Net increase (decrease)	(537,068)	(402,537)	$(43,786,456)	$(27,237,260)
Class M
Shares sold	208,725	158,674	$17,686,478	$11,939,333
Reinvestment of distributions	21,925	2,663	1,863,640	202,830
Shares redeemed	(281,358)	(135,543)	(23,392,261)	(9,849,995)
Net increase (decrease)	(50,708)	25,794	$(3,842,143)	$2,292,168
Class B
Shares sold	–	325	$–	$22,444
Shares redeemed	–	(49,631)	–	(3,403,614)
Net increase (decrease)	–	(49,306)	$–	$(3,381,170)
Class C
Shares sold	181,208	197,093	$15,047,250	$14,487,205
Reinvestment of distributions	44,268	2,419	3,679,464	179,992
Shares redeemed	(241,477)	(275,454)	(20,012,880)	(19,415,602)
Net increase (decrease)	(16,001)	(75,942)	$(1,286,166)	$(4,748,405)
Materials
Shares sold	3,151,404	2,367,980	$281,933,571	$176,958,165
Reinvestment of distributions	582,560	100,563	50,400,849	7,743,369
Shares redeemed	(2,803,708)	(2,924,430)	(242,311,502)	(214,559,584)
Net increase (decrease)	930,256	(455,887)	$90,022,918	$(29,858,050)
Class I
Shares sold	2,807,810	1,754,029	$243,189,109	$130,244,335
Reinvestment of distributions	269,534	37,780	23,282,439	2,903,738
Shares redeemed	(1,429,768)	(2,533,375)(a)	(124,602,270)	(183,475,336)(a)
Net increase (decrease)	1,647,576	(741,566)	$141,869,278	$(50,327,263)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chemicals Portfolio, Gold Portfolio and Materials Portfolio (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018 the statements of changes in net assets for each of the two years in the period ended February 28, 2018 including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Chemicals Portfolio	.77%
Actual		$1,000.00	$1,087.50	$3.99
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Gold Portfolio
Class A	1.17%
Actual		$1,000.00	$845.70	$5.35
Hypothetical-C		$1,000.00	$1,018.99	$5.86
Class M	1.47%
Actual		$1,000.00	$844.20	$6.72
Hypothetical-C		$1,000.00	$1,017.50	$7.35
Class C	1.83%
Actual		$1,000.00	$843.20	$8.36
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Gold	.85%
Actual		$1,000.00	$847.50	$3.89
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Class I	.83%
Actual		$1,000.00	$847.50	$3.80
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Materials Portfolio
Class A	1.06%
Actual		$1,000.00	$1,080.90	$5.47
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class M	1.35%
Actual		$1,000.00	$1,079.30	$6.96
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.81%
Actual		$1,000.00	$1,076.80	$9.32
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Materials	.78%
Actual		$1,000.00	$1,082.40	$4.03
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class I	.78%
Actual		$1,000.00	$1,082.50	$4.03
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/12/2018	04/11/2018	$0.404	$9.935
Gold Portfolio	04/12/2018	04/11/2018	$0.000	$0.000
Materials Portfolio	04/12/2018	04/11/2018	$0.119	$4.161

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$144,788,759
Materials Portfolio	$150,893,353

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Chemicals Portfolio	9%	35%
Gold Portfolio	8%	–
Materials	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Chemicals Portfolio	10%	53%
Gold Portfolio	29%	–
Materials Portfolio	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio	04/13/17	$0.0136	$0.0021

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Chemicals Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

For Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2017.

For Gold Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2017 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for the 12-month period ended June 30, 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class M of Gold Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Chemicals Portfolio.

	# of Votes	% of Votes
Affirmative	951,094,073.29	72.407
Against	163,475,766.11	12.446
Abstain	88,033,307.25	6.702
Broker Non-Vote	110,940,970.14	8.445
TOTAL	1,313,544,116.79	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Gold Portfolio.

	# of Votes	% of Votes
Affirmative	551,653,263.84	68.465
Against	97,346,103.67	12.082
Abstain	55,639,285.11	6.905
Broker Non-Vote	101,109,455.71	12.548
TOTAL	805,748,108.33	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Materials Portfolio.

	# of Votes	% of Votes
Affirmative	646,463,758.16	67.767
Against	104,408,119.98	10.945
Abstain	75,339,602.11	7.898
Broker Non-Vote	127,741,389.12	13.390
TOTAL	953,952,869.37	100.000

PROPOSAL 3

To modify Chemicals Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	979,549,264.71	74.574
Against	139,692,083.39	10.635
Abstain	83,361,798.55	6.346
Broker Non-Vote	110,940,970.14	8.445
TOTAL	1,313,544,116.79	100.000

PROPOSAL 3

To modify Gold Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	569,696,386.64	70.705
Against	80,140,442.00	9.946
Abstain	54,801,823.98	6.801
Broker Non-Vote	101,109,455.71	12.548
TOTAL	805,748,108.33	100.000

SELMT-ANN-0418
1.846032.111

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

Annual Report

February 28, 2018

Contents

Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	16.71%	12.92%	8.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,275	Communications Equipment Portfolio
$25,307	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Colin Anderson:  For the year, the fund gained 16.71%, about even with the 16.79% return of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, but modestly behind the S&P 500®. Versus the MSCI linked index, stock picking in communications equipment worked against us, as did a small non-index stake in electronic manufacturing services. The largest relative detractors were index names I underweighted that performed well: Arista Networks and Extreme Networks, the latter of which I sold off this period. An overweighting in optical components supplier Finisar also detracted. Conversely, an underweighting in semiconductors, as well as non-index exposure to internet software & services and other groups, lifted relative performance. Not owning weak-performing optical equipment supplier Applied Optoelectronics, an index constituent and our top relative contributor, bolstered the fund's relative results. Negligible exposure to Canada-based wireless infrastructure equipment Sierra Wireless also helped, and I eliminated the position. A large stake in military communications provider Harris Corp. also worked well, and I also reduced this position during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 1, 2017, the fund’s industry benchmark changed from the S&P® Custom Communications Equipment Index to the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new MSCI index will continue to provide shareholders with meaningful performance comparisons.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Cisco Systems, Inc.	22.7
Nokia Corp. sponsored ADR	7.3
CommScope Holding Co., Inc.	6.4
F5 Networks, Inc.	5.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.5
Juniper Networks, Inc.	4.5
Palo Alto Networks, Inc.	3.1
Motorola Solutions, Inc.	2.7
Arista Networks, Inc.	2.5
Lumentum Holdings, Inc.	2.1
61.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Communications Equipment	83.7%
Semiconductors & Semiconductor Equipment	4.8%
Electronic Equipment & Components	2.7%
Internet Software & Services	2.3%
Software	1.9%
All Others*	4.6%

* Includes short-term investments and net other assets (liabilities).

Communications Equipment Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Aerospace & Defense - 0.7%
Aerospace & Defense - 0.7%
Harris Corp.	9,600	$1,499,040
Communications Equipment - 83.7%
Communications Equipment - 83.7%
ADTRAN, Inc.	223,300	3,494,645
ADVA Optical Networking SE (a)	15,718	118,804
Arista Networks, Inc. (a)	19,500	5,259,930
Arris International PLC (a)	154,043	3,928,097
Calix Networks, Inc. (a)	90,721	594,223
Ciena Corp. (a)	39,000	903,630
Cisco Systems, Inc.	1,061,699	47,542,879
CommScope Holding Co., Inc. (a)	344,871	13,349,956
Comtech Telecommunications Corp.	42,500	939,250
EchoStar Holding Corp. Class A (a)	41,700	2,419,434
F5 Networks, Inc. (a)	81,935	12,168,986
Finisar Corp. (a)	242,800	4,370,400
Infinera Corp. (a)	240,514	2,393,114
InterDigital, Inc.	46,100	3,309,980
Juniper Networks, Inc.	363,312	9,322,586
Lumentum Holdings, Inc. (a)(b)	73,220	4,466,420
Mitel Networks Corp. (a)	438,200	3,584,476
Motorola Solutions, Inc.	52,359	5,557,908
NETGEAR, Inc. (a)	30,150	1,680,863
NetScout Systems, Inc. (a)	86,900	2,307,195
Nokia Corp. sponsored ADR	2,617,803	15,183,257
Oclaro, Inc. (a)(b)	164,900	1,182,333
Palo Alto Networks, Inc. (a)	37,900	6,570,723
Plantronics, Inc.	39,834	2,152,629
Quantenna Communications, Inc. (a)	212,100	2,916,375
Radware Ltd. (a)	39,491	816,279
Sierra Wireless, Inc. (a)	30,800	492,531
Sonus Networks, Inc. (a)	383,460	2,484,821
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (b)	1,426,780	9,445,284
Ubiquiti Networks, Inc. (a)(b)	1,200	76,320
ViaSat, Inc. (a)(b)	22,400	1,563,296
Viavi Solutions, Inc. (a)	458,500	4,410,770
		175,007,394
Electronic Equipment & Components - 2.7%
Electronic Manufacturing Services - 1.5%
Fabrinet	45,500	1,371,825
Jabil, Inc.	45,900	1,243,431
TE Connectivity Ltd.	5,200	536,068
		3,151,324
Technology Distributors - 1.2%
CDW Corp.	17,700	1,290,861
Dell Technologies, Inc. (a)	16,059	1,193,023
		2,483,884

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		5,635,208

Internet Software & Services - 2.3%
Internet Software & Services - 2.3%
Akamai Technologies, Inc. (a)	1,600	107,936
Alphabet, Inc.:
Class A (a)	2,280	2,516,938
Class C (a)	1,205	1,331,200
LogMeIn, Inc.	8,308	959,989
		4,916,063
IT Services - 1.5%
Data Processing & Outsourced Services - 0.4%
WNS Holdings Ltd. sponsored ADR (a)	17,500	787,500
IT Consulting & Other Services - 1.1%
Amdocs Ltd.	12,700	835,533
Cognizant Technology Solutions Corp. Class A	7,950	652,059
Presidio, Inc.	60,800	888,896
		2,376,488

TOTAL IT SERVICES		3,163,988

Media - 0.4%
Cable & Satellite - 0.4%
Comcast Corp. Class A	22,100	800,241
Semiconductors & Semiconductor Equipment - 4.8%
Semiconductors - 4.8%
Acacia Communications, Inc. (a)(b)	80,000	3,096,000
Analog Devices, Inc.	6,300	567,945
Broadcom Ltd.	5,023	1,237,969
Cavium, Inc. (a)	2,800	249,312
Maxim Integrated Products, Inc.	7,200	438,768
ON Semiconductor Corp. (a)	37,500	897,000
Qualcomm, Inc.	55,119	3,582,735
		10,069,729
Software - 1.9%
Application Software - 0.7%
Citrix Systems, Inc. (a)	9,600	883,200
Micro Focus International PLC	19,600	553,011
SailPoint Technologies Holding, Inc. (a)	2,300	48,346
		1,484,557
Systems Software - 1.2%
Check Point Software Technologies Ltd. (a)	11,700	1,215,513
Oracle Corp.	24,300	1,231,281
		2,446,794

TOTAL SOFTWARE		3,931,351

Technology Hardware, Storage & Peripherals - 0.8%
Technology Hardware, Storage & Peripherals - 0.8%
HP, Inc.	48,111	1,125,316
Samsung Electronics Co. Ltd.	288	624,679
		1,749,995
TOTAL COMMON STOCKS
(Cost $157,253,080)		206,773,009

Money Market Funds - 9.7%
Fidelity Cash Central Fund, 1.41% (c)	3,074,616	3,075,231
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	17,186,573	17,188,292
TOTAL MONEY MARKET FUNDS
(Cost $20,263,523)		20,263,523
TOTAL INVESTMENT IN SECURITIES - 108.5%
(Cost $177,516,603)		227,036,532
NET OTHER ASSETS (LIABILITIES) - (8.5)%		(17,858,600)
NET ASSETS - 100%		$209,177,932

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,996
Fidelity Securities Lending Cash Central Fund	253,155
Total	$270,151

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$206,773,009	$205,476,515	$1,296,494	$--
Money Market Funds	20,263,523	20,263,523	--	--
Total Investments in Securities:	$227,036,532	$225,740,038	$1,296,494	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
Finland	7.3%
Sweden	4.5%
United Kingdom	2.2%
Canada	1.9%
Israel	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $16,558,737) — See accompanying schedule: Unaffiliated issuers (cost $157,253,080)	$206,773,009
Fidelity Central Funds (cost $20,263,523)	20,263,523
Total Investment in Securities (cost $177,516,603)		$227,036,532
Receivable for investments sold		7,621,483
Receivable for fund shares sold		1,503,010
Dividends receivable		119,467
Distributions receivable from Fidelity Central Funds		31,272
Prepaid expenses		637
Other receivables		2,773
Total assets		236,315,174
Liabilities
Payable for investments purchased	$9,451,653
Payable for fund shares redeemed	325,681
Accrued management fee	89,102
Other affiliated payables	40,359
Other payables and accrued expenses	42,212
Collateral on securities loaned	17,188,235
Total liabilities		27,137,242
Net Assets		$209,177,932
Net Assets consist of:
Paid in capital		$150,017,229
Distributions in excess of net investment income		(422,185)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,063,034
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,519,854
Net Assets, for 5,345,130 shares outstanding		$209,177,932
Net Asset Value, offering price and redemption price per share ($209,177,932 ÷ 5,345,130 shares)		$39.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$2,277,436
Income from Fidelity Central Funds (including $253,155 from security lending)		270,151
Total income		2,547,587
Expenses
Management fee	$1,042,425
Transfer agent fees	429,864
Accounting and security lending fees	77,151
Custodian fees and expenses	6,037
Independent trustees' fees and expenses	4,186
Registration fees	20,427
Audit	40,329
Legal	3,396
Miscellaneous	10,819
Total expenses before reductions	1,634,634
Expense reductions	(8,447)	1,626,187
Net investment income (loss)		921,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,971,015
Fidelity Central Funds	(295)
Foreign currency transactions	(5,684)
Total net realized gain (loss)		12,965,036
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	15,655,403
Fidelity Central Funds	(1,104)
Assets and liabilities in foreign currencies	(520)
Total change in net unrealized appreciation (depreciation)		15,653,779
Net gain (loss)		28,618,815
Net increase (decrease) in net assets resulting from operations		$29,540,215

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$921,400	$2,383,352
Net realized gain (loss)	12,965,036	2,028,153
Change in net unrealized appreciation (depreciation)	15,653,779	43,260,949
Net increase (decrease) in net assets resulting from operations	29,540,215	47,672,454
Distributions to shareholders from net investment income	(1,789,780)	(2,293,875)
Distributions to shareholders from net realized gain	(1,551,482)	–
Total distributions	(3,341,262)	(2,293,875)
Share transactions
Proceeds from sales of shares	19,613,235	35,416,799
Reinvestment of distributions	3,127,012	2,137,643
Cost of shares redeemed	(44,412,551)	(47,739,292)
Net increase (decrease) in net assets resulting from share transactions	(21,672,304)	(10,184,850)
Redemption fees	509	2,519
Total increase (decrease) in net assets	4,527,158	35,196,248
Net Assets
Beginning of period	204,650,774	169,454,526
End of period	$209,177,932	$204,650,774
Other Information
Undistributed net investment income end of period	$–	$455,888
Distributions in excess of net investment income end of period	$(422,185)	$–
Shares
Sold	523,886	1,146,264
Issued in reinvestment of distributions	89,704	68,971
Redeemed	(1,266,244)	(1,562,158)
Net increase (decrease)	(652,654)	(346,923)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communications Equipment Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.12	$26.71	$32.99	$31.24	$24.31
Income from Investment Operations
Net investment income (loss)B	.17	.38	.31	.28	.18
Net realized and unrealized gain (loss)	5.45C	7.39	(5.64)	3.52	6.95
Total from investment operations	5.62	7.77	(5.33)	3.80	7.13
Distributions from net investment income	(.33)	(.36)	(.30)	(.30)	(.20)
Distributions from net realized gain	(.28)	–	(.65)	(1.75)	–
Total distributions	(.61)	(.36)	(.95)	(2.05)	(.20)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$39.13	$34.12	$26.71	$32.99	$31.24
Total ReturnE	16.71%C	29.24%	(16.38)%	12.49%	29.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.88%	.90%	.89%	.92%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.89%	.92%
Expenses net of all reductions	.85%	.88%	.89%	.89%	.90%
Net investment income (loss)	.48%	1.27%	1.04%	.89%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$209,178	$204,651	$169,455	$263,631	$347,345
Portfolio turnover rateH	56%	38%	30%	42%I	65%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 16.67%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	24.82%	14.84%	12.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,073	Computers Portfolio
$25,307	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Lead Portfolio Manager Christopher Lin:  For the year, the fund gained 24.82%, well ahead of the 21.73% result of the FactSet Computers & Peripherals Linked Index, and topping the S&P 500® index. Versus the FactSet linked index, stock picking in IT consulting & other services lifted performance, as did avoiding the weak-performing electronic components segment. Foreign holdings contributed overall, aided in part by a broadly weaker U.S. dollar. Avoiding South Korea-based LG Display (-19%) was the fund’s largest relative contributor. Underweighting and then selling weak-performing IBM also lifted our relative result. Conversely, stock selection in systems software was a meaningful detractor. Blackberry was our largest relative detractor, as we had negligible exposure here and the stock advanced about 44%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  Due to new international benchmark guidelines, S&P® Dow Jones® indices stopped offering its brand on custom benchmarks, effective March 31, 2017. As a temporary solution, on April 1, 2017, the fund's industry benchmark name changed from the S&P® Custom Computers & Peripherals Index to the Fidelity Computers & Peripherals Index. S&P® agreed to continue calculating this index through June 30, after which the benchmark changed to the FactSet Computers & Peripherals Linked Index. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons.
On December 1, 2017, Caroline Tall became Co-Manager of the fund, joining Lead Manager Christopher Lin.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Apple, Inc.	22.7
Sony Corp.	14.0
Samsung Electronics Co. Ltd.	12.2
NetApp, Inc.	5.0
HP, Inc.	4.9
Facebook, Inc. Class A	4.7
Alphabet, Inc. Class A	4.5
Dell Technologies, Inc.	4.4
Western Digital Corp.	3.9
Quanta Computer, Inc.	3.8
80.1

Top Industries (% of fund's net assets)

As of February 28, 2018
Technology Hardware, Storage & Peripherals	60.3%
Household Durables	14.0%
Internet Software & Services	9.6%
Semiconductors & Semiconductor Equipment	5.9%
IT Services	4.6%
All Others*	5.6%

* Includes short-term investments and net other assets (liabilities).

Computers Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Electronic Equipment & Components - 4.4%
Technology Distributors - 4.4%
Dell Technologies, Inc. (a)	315,104	$23,409,076
Household Durables - 14.0%
Consumer Electronics - 14.0%
Sony Corp.	1,499,106	75,540,192
Internet Software & Services - 9.6%
Internet Software & Services - 9.6%
Alphabet, Inc.:
Class A (a)	22,027	24,316,046
Class C (a)	1,957	2,161,957
Facebook, Inc. Class A (a)	139,883	24,943,937
		51,421,940
IT Services - 4.6%
Data Processing & Outsourced Services - 4.6%
MasterCard, Inc. Class A	36,500	6,415,240
PayPal Holdings, Inc. (a)	128,722	10,221,814
Visa, Inc. Class A	67,200	8,261,568
		24,898,622
Semiconductors & Semiconductor Equipment - 5.9%
Semiconductor Equipment - 1.8%
ASML Holding NV	48,966	9,567,467
Semiconductors - 4.1%
Mellanox Technologies Ltd. (a)	145,721	10,025,605
Qualcomm, Inc.	188,717	12,266,605
		22,292,210

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		31,859,677

Technology Hardware, Storage & Peripherals - 60.3%
Technology Hardware, Storage & Peripherals - 60.3%
Apple, Inc.	685,415	122,086,120
Canon, Inc.	110,000	4,191,970
Cray, Inc. (a)	32,729	713,492
Fujifilm Holdings Corp.	133,108	5,546,908
Hewlett Packard Enterprise Co.	604,145	11,231,056
HP, Inc.	1,138,796	26,636,438
Lenovo Group Ltd.	2,016,000	1,046,180
NCR Corp. (a)	124,104	4,095,432
NetApp, Inc.	440,001	26,642,061
Quanta Computer, Inc.	10,182,317	20,532,242
Samsung Electronics Co. Ltd.	30,299	65,719,229
Seagate Technology LLC	188,041	10,041,389
Western Digital Corp.	243,405	21,185,971
Xerox Corp.	160,869	4,877,548
		324,546,036
TOTAL COMMON STOCKS
(Cost $298,397,255)		531,675,543

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 1.41% (b)
(Cost $4,095,189)	4,094,370	4,095,189
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $302,492,444)		535,770,732
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,560,778
NET ASSETS - 100%		$538,331,510

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$59,398
Fidelity Securities Lending Cash Central Fund	67,396
Total	$126,794

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$531,675,543	$359,098,822	$172,576,721	$--
Money Market Funds	4,095,189	4,095,189	--	--
Total Investments in Securities:	$535,770,732	$363,194,011	$172,576,721	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$18,921,805
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.5%
Japan	15.8%
Korea (South)	12.2%
Taiwan	3.8%
Ireland	1.9%
Israel	1.8%
Netherlands	1.8%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $298,397,255)	$531,675,543
Fidelity Central Funds (cost $4,095,189)	4,095,189
Total Investment in Securities (cost $302,492,444)		$535,770,732
Receivable for investments sold		2,421,285
Receivable for fund shares sold		186,785
Dividends receivable		706,633
Distributions receivable from Fidelity Central Funds		6,541
Prepaid expenses		1,736
Other receivables		198,549
Total assets		539,292,261
Liabilities
Payable for fund shares redeemed	$531,896
Accrued management fee	236,143
Transfer agent fee payable	74,309
Other affiliated payables	16,778
Other payables and accrued expenses	101,625
Total liabilities		960,751
Net Assets		$538,331,510
Net Assets consist of:
Paid in capital		$304,444,189
Distributions in excess of net investment income		(40,577)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		740,886
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		233,187,012
Net Assets, for 5,800,568 shares outstanding		$538,331,510
Net Asset Value, offering price and redemption price per share ($538,331,510 ÷ 5,800,568 shares)		$92.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$8,431,042
Income from Fidelity Central Funds (including $67,396 from security lending)		126,794
Income before foreign taxes withheld		8,557,836
Less foreign taxes withheld		(478,161)
Total income		8,079,675
Expenses
Management fee	$2,882,232
Transfer agent fees	928,794
Accounting and security lending fees	204,970
Custodian fees and expenses	42,971
Independent trustees' fees and expenses	11,391
Registration fees	37,933
Audit	41,606
Legal	6,250
Interest	4,973
Miscellaneous	20,979
Total expenses before reductions	4,182,099
Expense reductions	(58,006)	4,124,093
Net investment income (loss)		3,955,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,092,567
Fidelity Central Funds	(1,342)
Foreign currency transactions	(40,921)
Total net realized gain (loss)		45,050,304
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	66,097,082
Fidelity Central Funds	(682)
Assets and liabilities in foreign currencies	1,965
Total change in net unrealized appreciation (depreciation)		66,098,365
Net gain (loss)		111,148,669
Net increase (decrease) in net assets resulting from operations		$115,104,251

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,955,582	$4,166,033
Net realized gain (loss)	45,050,304	38,339,496
Change in net unrealized appreciation (depreciation)	66,098,365	99,919,551
Net increase (decrease) in net assets resulting from operations	115,104,251	142,425,080
Distributions to shareholders from net investment income	(4,051,079)	(4,760,421)
Distributions to shareholders from net realized gain	(53,152,316)	(21,241,452)
Total distributions	(57,203,395)	(26,001,873)
Share transactions
Proceeds from sales of shares	135,247,709	69,348,882
Reinvestment of distributions	54,503,094	24,823,963
Cost of shares redeemed	(182,074,270)	(126,405,898)
Net increase (decrease) in net assets resulting from share transactions	7,676,533	(32,233,053)
Redemption fees	8,857	1,604
Total increase (decrease) in net assets	65,586,246	84,191,758
Net Assets
Beginning of period	472,745,264	388,553,506
End of period	$538,331,510	$472,745,264
Other Information
Undistributed net investment income end of period	$–	$95,841
Distributions in excess of net investment income end of period	$(40,577)	$–
Shares
Sold	1,547,276	914,204
Issued in reinvestment of distributions	617,683	331,793
Redeemed	(2,059,450)	(1,771,351)
Net increase (decrease)	105,509	(525,354)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Computers Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$83.01	$62.46	$83.28	$75.46	$64.51
Income from Investment Operations
Net investment income (loss)B	.67	.73	.69	.45	.59
Net realized and unrealized gain (loss)	19.24	24.69	(18.42)	9.61	15.76
Total from investment operations	19.91	25.42	(17.73)	10.06	16.35
Distributions from net investment income	(.73)C	(.88)	(.80)	(.47)	(.53)
Distributions from net realized gain	(9.38)C	(4.00)	(2.29)	(1.77)	(4.87)
Total distributions	(10.11)	(4.87)D	(3.09)	(2.24)	(5.40)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$92.81	$83.01	$62.46	$83.28	$75.46
Total ReturnF	24.82%	41.57%	(21.56)%	13.36%	27.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.81%	.80%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.81%	.80%	.80%	.82%
Expenses net of all reductions	.78%	.81%	.79%	.80%	.82%
Net investment income (loss)	.75%	1.01%	.91%	.57%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$538,332	$472,745	$388,554	$808,852	$679,323
Portfolio turnover rateI	57%	49%	31%	46%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $4.87 per share is comprised of distributions from net investment income of $.879 and distributions from net realized gain of $3.995 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	35.17%	20.70%	17.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$49,062	IT Services Portfolio
$25,307	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Daniel Sherwood:  For the year, the fund gained 35.17%, considerably outpacing the 28.25% return of the MSCI U.S. IMI Information Technology Services 25/50 Index, and more than doubling the S&P 500®. Versus the MSCI index, stock selection in IT consulting & other services – especially a large underweighting in weak-performing index constituent IBM, by far the fund's top relative contributor – bolstered fund performance, as did picks in data processing & outsourced services. With that said, I increased the fund’s share count in IBM this period, and it remains one of our largest holdings. Other relative contributors included a non-index position in web services company GoDaddy and a large overweighting in IT outsourcing provider EPAM Systems. Conversely, a non-index stake in software engineering firm Luxoft Holding was the fund’s largest relative detractor by a wide margin, as disappointing quarterly earnings results weighed on the stock. An overweighting in private-label card services provider Alliance Data Systems, another key detractor, also proved untimely. In a difficult environment for retailers, Alliance Data's stock was pressured, in my view, by investors' perception of it as a consumer retail stock, while ignoring the value in its digital marketing operations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Visa, Inc. Class A	17.9
MasterCard, Inc. Class A	13.2
Cognizant Technology Solutions Corp. Class A	8.4
PayPal Holdings, Inc.	6.2
Accenture PLC Class A	4.7
IBM Corp.	4.4
GoDaddy, Inc.	3.1
EPAM Systems, Inc.	3.0
Worldpay, Inc.	2.9
FleetCor Technologies, Inc.	2.9
66.7

Top Industries (% of fund's net assets)

As of February 28, 2018
IT Services	89.1%
Software	4.8%
Internet Software & Services	4.4%
Professional Services	0.7%
Electronic Equipment & Components	0.4%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

IT Services Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Electronic Equipment & Components - 0.4%
Electronic Manufacturing Services - 0.4%
Cardtronics PLC (a)	355,400	$7,953,852
Internet Software & Services - 4.4%
Internet Software & Services - 4.4%
Endurance International Group Holdings, Inc. (a)	1,297,058	9,468,523
GoDaddy, Inc. (a)	1,196,727	71,576,242
Wix.com Ltd. (a)	273,017	20,489,926
		101,534,691
IT Services - 89.1%
Data Processing & Outsourced Services - 58.9%
Alliance Data Systems Corp.	265,848	64,058,734
Amadeus IT Holding SA Class A	800	58,733
Automatic Data Processing, Inc.	152,700	17,609,364
Convergys Corp.	8,200	190,322
CoreLogic, Inc. (a)	2,700	122,850
DST Systems, Inc.	400	33,268
Euronet Worldwide, Inc. (a)	173,000	14,682,510
EVERTEC, Inc.	13,800	223,560
ExlService Holdings, Inc. (a)	51,770	2,951,925
Fidelity National Information Services, Inc.	615,200	59,785,136
First Data Corp. Class A (a)	1,770,600	27,656,772
Fiserv, Inc. (a)	200,800	28,792,712
FleetCor Technologies, Inc. (a)	329,000	65,776,970
Genpact Ltd.	752,200	23,596,514
Global Payments, Inc.	275,481	31,236,791
Jack Henry & Associates, Inc.	1,600	187,680
MasterCard, Inc. Class A	1,718,200	301,990,832
Paychex, Inc.	134,600	8,766,498
PayPal Holdings, Inc. (a)	1,775,900	141,024,219
Syntel, Inc. (a)	7,700	206,745
The Western Union Co.	5,000	99,100
Total System Services, Inc.	293,400	25,804,530
Travelport Worldwide Ltd.	405,824	5,782,992
Ttec Holdings, Inc.	2,000	71,300
Visa, Inc. Class A	3,333,348	409,801,801
WEX, Inc. (a)	29,300	4,381,815
WNS Holdings Ltd. sponsored ADR (a)	973,092	43,789,140
Worldpay, Inc. (a)	826,000	67,137,280
		1,345,820,093
IT Consulting & Other Services - 30.2%
Accenture PLC Class A	668,780	107,680,268
Acxiom Corp. (a)	6,100	166,957
Booz Allen Hamilton Holding Corp. Class A	1,083,700	41,104,741
Capgemini SA	320,800	39,986,217
Cognizant Technology Solutions Corp. Class A	2,337,332	191,707,971
DXC Technology Co.	495,300	50,788,062
EPAM Systems, Inc. (a)	612,600	69,297,312
IBM Corp.	642,250	100,081,818
Leidos Holdings, Inc.	128,525	8,136,918
Luxoft Holding, Inc. (a)	792,392	34,191,715
Science Applications International Corp.	800	57,912
Teradata Corp. (a)	3,500	128,870
Virtusa Corp. (a)	962,151	45,913,846
		689,242,607

TOTAL IT SERVICES		2,035,062,700

Professional Services - 0.7%
Research & Consulting Services - 0.7%
ICF International, Inc.	287,311	16,376,727
Software - 4.8%
Application Software - 4.8%
Adobe Systems, Inc. (a)	145,969	30,526,497
Black Knight, Inc. (a)	568,900	27,108,085
Globant SA (a)(b)	72,471	3,774,290
Intuit, Inc.	282,900	47,204,694
		108,613,566
TOTAL COMMON STOCKS
(Cost $1,270,308,972)		2,269,541,536

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 1.41% (c)	22,671,394	22,675,928
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	2,521,609	2,521,861
TOTAL MONEY MARKET FUNDS
(Cost $25,197,789)		25,197,789
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,295,506,761)		2,294,739,325
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(10,587,623)
NET ASSETS - 100%		$2,284,151,702

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$162,976
Fidelity Securities Lending Cash Central Fund	36,326
Total	$199,302

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,269,541,536	$2,229,496,586	$40,044,950	$--
Money Market Funds	25,197,789	25,197,789	--	--
Total Investments in Securities:	$2,294,739,325	$2,254,694,375	$40,044,950	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.3%
Ireland	4.7%
Bailiwick of Jersey	1.9%
France	1.8%
British Virgin Islands	1.5%
Bermuda	1.3%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $2,486,976) — See accompanying schedule: Unaffiliated issuers (cost $1,270,308,972)	$2,269,541,536
Fidelity Central Funds (cost $25,197,789)	25,197,789
Total Investment in Securities (cost $1,295,506,761)		$2,294,739,325
Receivable for investments sold		3,698,670
Receivable for fund shares sold		3,500,015
Dividends receivable		1,857,587
Distributions receivable from Fidelity Central Funds		20,013
Prepaid expenses		5,910
Other receivables		28,323
Total assets		2,303,849,843
Liabilities
Payable for investments purchased	$14,094,065
Payable for fund shares redeemed	1,635,350
Accrued management fee	1,004,046
Other affiliated payables	359,149
Other payables and accrued expenses	86,560
Collateral on securities loaned	2,518,971
Total liabilities		19,698,141
Net Assets		$2,284,151,702
Net Assets consist of:
Paid in capital		$1,251,357,583
Undistributed net investment income		388,251
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		33,180,638
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		999,225,230
Net Assets, for 38,918,870 shares outstanding		$2,284,151,702
Net Asset Value, offering price and redemption price per share ($2,284,151,702 ÷ 38,918,870 shares)		$58.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$15,704,362
Income from Fidelity Central Funds (including $36,326 from security lending)		199,302
Total income		15,903,664
Expenses
Management fee	$10,268,051
Transfer agent fees	3,392,398
Accounting and security lending fees	580,815
Custodian fees and expenses	23,025
Independent trustees' fees and expenses	39,522
Registration fees	63,193
Audit	47,986
Legal	22,283
Miscellaneous	79,497
Total expenses before reductions	14,516,770
Expense reductions	(47,704)	14,469,066
Net investment income (loss)		1,434,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	90,664,616
Fidelity Central Funds	269
Foreign currency transactions	(19,430)
Total net realized gain (loss)		90,645,455
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	484,747,522
Fidelity Central Funds	(2,680)
Assets and liabilities in foreign currencies	449
Total change in net unrealized appreciation (depreciation)		484,745,291
Net gain (loss)		575,390,746
Net increase (decrease) in net assets resulting from operations		$576,825,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,434,598	$6,007,288
Net realized gain (loss)	90,645,455	44,116,665
Change in net unrealized appreciation (depreciation)	484,745,291	293,487,758
Net increase (decrease) in net assets resulting from operations	576,825,344	343,611,711
Distributions to shareholders from net investment income	(863,213)	(5,197,978)
Distributions to shareholders from net realized gain	(62,255,457)	–
Total distributions	(63,118,670)	(5,197,978)
Share transactions
Proceeds from sales of shares	451,323,420	375,114,434
Reinvestment of distributions	60,224,569	4,954,736
Cost of shares redeemed	(404,904,553)	(948,883,745)
Net increase (decrease) in net assets resulting from share transactions	106,643,436	(568,814,575)
Redemption fees	–	27,362
Total increase (decrease) in net assets	620,350,110	(230,373,480)
Net Assets
Beginning of period	1,663,801,592	1,894,175,072
End of period	$2,284,151,702	$1,663,801,592
Other Information
Undistributed net investment income end of period	$388,251	$–
Accumulated net investment loss end of period	$–	$(93,249)
Shares
Sold	8,580,519	9,254,539
Issued in reinvestment of distributions	1,157,339	117,858
Redeemed	(7,927,102)	(23,235,605)
Net increase (decrease)	1,810,756	(13,863,208)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

IT Services Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.84	$37.16	$38.88	$37.86	$27.53
Income from Investment Operations
Net investment income (loss)B	.04	.13C	(.02)	(.03)	(.03)
Net realized and unrealized gain (loss)	15.50	7.68	(.15)	4.06	11.42
Total from investment operations	15.54	7.81	(.17)	4.03	11.39
Distributions from net investment income	(.02)	(.13)	–	(.01)	–
Distributions from net realized gain	(1.67)	–	(1.55)	(3.01)	(1.06)
Total distributions	(1.69)	(.13)	(1.55)	(3.01)D	(1.06)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$58.69	$44.84	$37.16	$38.88	$37.86
Total ReturnF	35.17%	21.05%	(.59)%	11.16%	41.66%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.79%	.81%	.81%	.84%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.81%	.84%
Expenses net of all reductions	.77%	.79%	.80%	.81%	.83%
Net investment income (loss)	.08%	.33%C	(.06)%	(.07)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,284,152	$1,663,802	$1,894,175	$941,998	$1,653,572
Portfolio turnover rateI	26%	27%	24%	56%	74%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	34.20%	27.71%	16.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$46,715	Semiconductors Portfolio
$25,307	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund gained 34.20%, trailing the 36.84% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, but exactly doubling the S&P 500®. Versus the MSCI index, a cash position averaging roughly 4% of assets was by far the biggest detractor. Exposure to technology distributors and to a number of other out-of-index groups also hindered relative results. At the stock level, underweighting strong-performing graphics chipmaker Nvidia was the largest detractor from relative performance. Macom Technology Solutions Holdings, a stock I bought for the fund beginning in October, also detracted, as did a sizable non-MSCI-index position in semiconductor distributor Avnet and an overweighting in Inphi, a seller of optical components and data-transmission semiconductors that I bought in May. Conversely, stock picking in the fund’s core semiconductors segment added value. An overweighting in strong-performing Micron Technology proved to be the fund’s top relative contributor. Mostly avoiding weak-performing index name Advanced Micro Devices also helped, as did an overweighting in ON Semiconductor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. Additionally, Select Semiconductors Portfolio modified its name-test policy to better reflect the fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment. The changes took effect on January 1, 2018.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Intel Corp.	20.2
Broadcom Ltd.	9.2
Qualcomm, Inc.	7.9
Analog Devices, Inc.	7.2
NVIDIA Corp.	5.2
Micron Technology, Inc.	5.0
Marvell Technology Group Ltd.	4.9
Microchip Technology, Inc.	3.6
Cavium, Inc.	3.6
Samsung Electronics Co. Ltd.	2.9
69.7

Top Industries (% of fund's net assets)

As of February 28, 2018
Semiconductors & Semiconductor Equipment	86.8%
Technology Hardware, Storage & Peripherals	4.0%
Electronic Equipment & Components	3.5%
Communications Equipment	1.7%
Internet Software & Services	0.8%
All Others*	3.2%

* Includes short-term investments and net other assets (liabilities).

Semiconductors Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Communications Equipment - 1.7%
Communications Equipment - 1.7%
Finisar Corp. (a)	818,900	$14,740,200
Quantenna Communications, Inc. (a)(b)	3,522,095	48,428,806
		63,169,006
Electronic Equipment & Components - 3.5%
Electronic Manufacturing Services - 2.6%
Flextronics International Ltd. (a)	417,600	7,558,560
Jabil, Inc.	1,772,237	48,009,900
TTM Technologies, Inc. (a)	2,414,298	39,015,056
		94,583,516
Technology Distributors - 0.9%
Avnet, Inc.	768,100	32,797,870

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		127,381,386

Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Alphabet, Inc. Class A (a)	25,200	27,818,784
Semiconductors & Semiconductor Equipment - 86.8%
Semiconductor Equipment - 2.9%
Amkor Technology, Inc. (a)	482,000	4,844,100
Applied Materials, Inc.	452,400	26,053,716
Experi Corp.	661,800	14,592,690
Lam Research Corp.	192,373	36,908,684
PDF Solutions, Inc. (a)	816,320	9,093,805
Xcerra Corp. (a)	1,383,800	13,838,000
		105,330,995
Semiconductors - 83.9%
Acacia Communications, Inc. (a)(c)	634,800	24,566,760
Advanced Micro Devices, Inc. (a)(c)	604,800	7,324,128
Alpha & Omega Semiconductor Ltd. (a)	983,900	15,122,543
Analog Devices, Inc.	2,918,406	263,094,301
Broadcom Ltd.	1,359,900	335,160,954
Cavium, Inc. (a)	1,454,473	129,506,276
Cirrus Logic, Inc. (a)	736,000	32,612,160
Cree, Inc. (a)	521,172	19,715,937
Cypress Semiconductor Corp.	1,083,900	18,935,733
Inphi Corp. (a)(c)	1,549,249	42,991,660
Integrated Device Technology, Inc. (a)	495,967	15,047,639
Intel Corp.	14,965,571	737,652,994
M/A-COM Technology Solutions Holdings, Inc. (a)(b)(c)	3,448,500	73,590,990
Marvell Technology Group Ltd.	7,620,696	179,010,149
Maxim Integrated Products, Inc.	800,325	48,771,806
MaxLinear, Inc. Class A (a)	2,741,331	62,310,454
Mellanox Technologies Ltd. (a)	201,500	13,863,200
Microchip Technology, Inc.	1,462,800	130,086,804
Micron Technology, Inc. (a)	3,713,340	181,248,125
NVIDIA Corp.	789,592	191,081,264
O2Micro International Ltd. sponsored ADR (a)	603,500	863,005
ON Semiconductor Corp. (a)	4,004,646	95,791,132
Qorvo, Inc. (a)	274,328	22,141,013
Qualcomm, Inc.	4,413,384	286,869,960
Semtech Corp. (a)	2,648,325	89,116,136
Synaptics, Inc. (a)	165,700	7,700,079
United Microelectronics Corp. sponsored ADR (c)	1,986,700	4,787,947
Xilinx, Inc.	503,900	35,902,875
		3,064,866,024

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,170,197,019

Technology Hardware, Storage & Peripherals - 4.0%
Technology Hardware, Storage & Peripherals - 4.0%
Catcher Technology Co. Ltd.	166,000	1,959,454
Samsung Electronics Co. Ltd.	49,449	107,256,020
Super Micro Computer, Inc. (a)	875,700	15,850,170
Western Digital Corp.	260,500	22,673,920
		147,739,564
TOTAL COMMON STOCKS
(Cost $2,662,319,515)		3,536,305,759

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 1.41% (d)	84,736,915	84,753,862
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	109,737,699	109,748,673
TOTAL MONEY MARKET FUNDS
(Cost $194,491,808)		194,502,535
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $2,856,811,323)		3,730,808,294
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(78,242,901)
NET ASSETS - 100%		$3,652,565,393

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,250,578
Fidelity Securities Lending Cash Central Fund	2,982,731
Total	$4,233,309

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
M/A-COM Technology Solutions Holdings, Inc.	$--	$106,919,077	$6,130,375	$--	$(174,915)	$(27,022,797)	$73,590,990
Quantenna Communications, Inc.	--	49,356,884	1,479,206	--	(49,409)	600,537	48,428,806
Total	$--	$156,275,961	$7,609,581	$--	$(224,324)	$(26,422,260)	$122,019,796

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,536,305,759	$3,427,090,285	$109,215,474	$--
Money Market Funds	194,502,535	194,502,535	--	--
Total Investments in Securities:	$3,730,808,294	$3,621,592,820	$109,215,474	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.8%
Singapore	9.4%
Bermuda	5.3%
Korea (South)	2.9%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $106,083,998) — See accompanying schedule: Unaffiliated issuers (cost $2,513,877,459)	$3,414,285,963
Fidelity Central Funds (cost $194,491,808)	194,502,535
Other affiliated issuers (cost $148,442,056)	122,019,796
Total Investment in Securities (cost $2,856,811,323)		$3,730,808,294
Receivable for investments sold		30,616,294
Receivable for fund shares sold		3,408,359
Dividends receivable		8,416,716
Distributions receivable from Fidelity Central Funds		350,663
Prepaid expenses		10,146
Other receivables		321,365
Total assets		3,773,931,837
Liabilities
Payable for investments purchased	$4,434,670
Payable for fund shares redeemed	4,720,209
Accrued management fee	1,596,420
Other affiliated payables	538,600
Other payables and accrued expenses	331,695
Collateral on securities loaned	109,744,850
Total liabilities		121,366,444
Net Assets		$3,652,565,393
Net Assets consist of:
Paid in capital		$2,595,798,973
Distributions in excess of net investment income		(11,289,025)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		194,061,118
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		873,994,327
Net Assets, for 31,041,353 shares outstanding		$3,652,565,393
Net Asset Value, offering price and redemption price per share ($3,652,565,393 ÷ 31,041,353 shares)		$117.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$35,008,249
Interest		40,741
Income from Fidelity Central Funds (including $2,982,731 from security lending)		4,233,309
Total income		39,282,299
Expenses
Management fee	$17,697,383
Transfer agent fees	5,153,988
Accounting and security lending fees	964,408
Custodian fees and expenses	79,182
Independent trustees' fees and expenses	69,105
Registration fees	141,585
Audit	43,082
Legal	38,417
Miscellaneous	138,852
Total expenses before reductions	24,326,002
Expense reductions	(345,874)	23,980,128
Net investment income (loss)		15,302,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	561,596,195
Fidelity Central Funds	(1,219)
Other affiliated issuers	(224,324)
Foreign currency transactions	(187,315)
Total net realized gain (loss)		561,183,337
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	389,973,967
Fidelity Central Funds	(4,025)
Other affiliated issuers	(26,422,260)
Assets and liabilities in foreign currencies	1,750
Total change in net unrealized appreciation (depreciation)		363,549,432
Net gain (loss)		924,732,769
Net increase (decrease) in net assets resulting from operations		$940,034,940

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,302,171	$23,461,992
Net realized gain (loss)	561,183,337	153,404,162
Change in net unrealized appreciation (depreciation)	363,549,432	608,450,143
Net increase (decrease) in net assets resulting from operations	940,034,940	785,316,297
Distributions to shareholders from net investment income	(33,424,828)	(16,885,913)
Distributions to shareholders from net realized gain	(438,241,980)	(60,751,043)
Total distributions	(471,666,808)	(77,636,956)
Share transactions
Proceeds from sales of shares	1,113,948,684	1,421,320,708
Reinvestment of distributions	451,720,104	74,398,178
Cost of shares redeemed	(1,393,950,572)	(529,318,580)
Net increase (decrease) in net assets resulting from share transactions	171,718,216	966,400,306
Redemption fees	107,527	116,895
Total increase (decrease) in net assets	640,193,875	1,674,196,542
Net Assets
Beginning of period	3,012,371,518	1,338,174,976
End of period	$3,652,565,393	$3,012,371,518
Other Information
Undistributed net investment income end of period	$–	$7,126,004
Distributions in excess of net investment income end of period	$(11,289,025)	$–
Shares
Sold	10,016,114	15,698,643
Issued in reinvestment of distributions	4,160,075	948,917
Redeemed	(12,889,935)	(6,043,951)
Net increase (decrease)	1,286,254	10,603,609

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Semiconductors Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$101.24	$69.87	$89.46	$68.32	$49.82
Income from Investment Operations
Net investment income (loss)B	.51	1.03	.70	.47	.36
Net realized and unrealized gain (loss)	32.29	33.98	(8.79)	23.21	18.53
Total from investment operations	32.80	35.01	(8.09)	23.68	18.89
Distributions from net investment income	(1.16)	(.68)	(.83)	(.45)	(.32)
Distributions from net realized gain	(15.21)	(2.98)	(10.68)	(2.10)	(.06)
Total distributions	(16.37)	(3.65)C	(11.50)D	(2.55)	(.39)E
Redemption fees added to paid in capitalB	–F	.01	–F	.01	–F
Net asset value, end of period	$117.67	$101.24	$69.87	$89.46	$68.32
Total ReturnG	34.20%	51.79%	(10.44)%	34.91%	38.01%
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.77%	.77%	.78%	.82%
Expenses net of fee waivers, if any	.75%	.77%	.77%	.78%	.82%
Expenses net of all reductions	.74%	.75%	.74%	.77%	.79%
Net investment income (loss)	.47%	1.19%	.88%	.61%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$3,652,565	$3,012,372	$1,338,175	$2,395,039	$1,253,853
Portfolio turnover rateJ	110%	110%	179%	132%K	186%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.65 per share is comprised of distributions from net investment income of $.676 and distributions from net realized gain of $2.975 per share.

 D Total distributions of $11.50 per share is comprised of distributions from net investment income of $.825 and distributions from net realized gain of $10.678 per share.

 E Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	36.76%	22.76%	17.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,621	Software and IT Services Portfolio
$25,307	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Ali Khan:  For the year, the fund gained roughly 36.76%, outpacing the 35.91% return of the sector benchmark, the MSCI U.S. IMI Software & Services 25/50 Index, and the 17.10% result of the broad-market S&P 500®. Amid a strong economic environment, investors turned their focus to companies with solid fundamentals, which directly benefited software and related services companies that were generally on track to demonstrate strong growth. Stock selection across multiple industry segments largely drove the fund's outperformance versus the MSCI index. However, positioning within the IT consulting & other services group proved most beneficial. Here, underweighting infrastructure software & services giant IBM, which performed poorly, was the fund's biggest contributor. IBM struggled in the competitive cloud-computing market, and the stock returned -10% this period. Stock selection in application software also contributed, led by shares of Adobe Systems (77%), whose digital media and marketing software continued gaining market share. Conversely, stock selection in internet software & services detracted. Here, the fund's sizable stake in content delivery developer Akamai Technologies gained 8%, well behind the industry's benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Microsoft Corp.	15.9
Facebook, Inc. Class A	11.0
Alphabet, Inc. Class C	10.5
Alphabet, Inc. Class A	8.3
Adobe Systems, Inc.	4.6
Visa, Inc. Class A	4.0
Salesforce.com, Inc.	3.3
Akamai Technologies, Inc.	2.5
MasterCard, Inc. Class A	2.4
PayPal Holdings, Inc.	2.2
64.7

Top Industries (% of fund's net assets)

As of February 28, 2018
Software	37.1%
Internet Software & Services	36.2%
IT Services	19.5%
Semiconductors & Semiconductor Equipment	1.3%
Electronic Equipment & Components	0.9%
All Others*	5.0%

* Includes short-term investments and net other assets (liabilities).

Software and IT Services Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Communications Equipment - 0.3%
Communications Equipment - 0.3%
F5 Networks, Inc. (a)	125,400	$18,624,408
Electronic Equipment & Components - 0.9%
Technology Distributors - 0.9%
Dell Technologies, Inc. (a)	633,300	47,047,857
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Inovalon Holdings, Inc. Class A (a)(b)	960,400	11,524,800
Household Durables - 0.2%
Household Appliances - 0.2%
iRobot Corp. (a)(b)	123,200	8,371,440
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
TripAdvisor, Inc. (a)	426,900	17,110,152
Internet Software & Services - 36.2%
Internet Software & Services - 36.2%
Actua Corp.	197,789	217,568
Akamai Technologies, Inc. (a)	2,069,000	139,574,740
Alibaba Group Holding Ltd. sponsored ADR (a)	120,700	22,467,098
Alphabet, Inc.:
Class A (a)	415,200	458,347,584
Class C (a)	524,560	579,497,169
Facebook, Inc. Class A (a)	3,410,100	608,089,032
Instructure, Inc. (a)	282,381	12,255,335
Mix Telematics Ltd.	19,957,696	10,505,054
New Relic, Inc. (a)	248,600	17,844,508
NIC, Inc.	2,433,800	32,856,300
Pandora Media, Inc. (a)(b)	773,300	3,410,253
Shutterstock, Inc. (a)	410,912	20,648,328
SPS Commerce, Inc. (a)	856,400	51,401,128
Twilio, Inc. Class A (a)(b)	1,067,700	36,472,632
Twitter, Inc. (a)	406,200	12,941,532
		2,006,528,261
IT Services - 19.5%
Data Processing & Outsourced Services - 13.5%
Alliance Data Systems Corp.	244,700	58,962,912
EVERTEC, Inc.	418,700	6,782,940
Fidelity National Information Services, Inc.	395,300	38,415,254
FleetCor Technologies, Inc. (a)	297,500	59,479,175
Global Payments, Inc.	163,700	18,561,943
MasterCard, Inc. Class A	764,800	134,421,248
PayPal Holdings, Inc. (a)	1,534,600	121,862,586
Sabre Corp.	564,900	12,975,753
The Western Union Co.	802,700	15,909,514
Total System Services, Inc.	689,000	60,597,550
Visa, Inc. Class A	1,784,420	219,376,595
		747,345,470
IT Consulting & Other Services - 6.0%
Capgemini SA	287,900	35,885,386
Cognizant Technology Solutions Corp. Class A	1,408,100	115,492,362
Conduent, Inc. (a)	759,600	14,356,440
CSRA, Inc.	870,800	35,293,524
Gartner, Inc. (a)	142,400	16,149,584
IBM Corp.	690,000	107,522,700
Leidos Holdings, Inc.	166,700	10,553,777
		335,253,773

TOTAL IT SERVICES		1,082,599,243

Semiconductors & Semiconductor Equipment - 1.3%
Semiconductors - 1.3%
Qualcomm, Inc.	1,107,100	71,961,500
Software - 37.1%
Application Software - 15.2%
Adobe Systems, Inc. (a)	1,207,800	252,587,214
Autodesk, Inc. (a)	555,900	65,301,573
Citrix Systems, Inc. (a)	670,350	61,672,200
Constellation Software, Inc.	37,300	24,143,553
Deem, Inc. (a)(c)(d)	124,895	62,448
Micro Focus International PLC	1,884,200	53,162,382
Monotype Imaging Holdings, Inc.	1,371,400	33,050,740
Paylocity Holding Corp. (a)	323,600	15,134,772
Salesforce.com, Inc. (a)	1,554,926	180,760,148
Ultimate Software Group, Inc. (a)	246,200	58,708,852
Workday, Inc. Class A (a)	663,700	84,070,879
Zendesk, Inc. (a)	252,800	10,915,904
		839,570,665
Home Entertainment Software - 2.6%
Activision Blizzard, Inc.	695,900	50,891,167
Electronic Arts, Inc. (a)	751,300	92,935,810
		143,826,977
Systems Software - 19.3%
Check Point Software Technologies Ltd. (a)	291,900	30,325,491
Microsoft Corp.	9,379,200	879,487,583
Oracle Corp.	966,800	48,987,756
Red Hat, Inc. (a)	352,300	51,929,020
Symantec Corp.	2,255,500	59,297,095
		1,070,026,945

TOTAL SOFTWARE		2,053,424,587

Technology Hardware, Storage & Peripherals - 0.9%
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	282,100	50,247,652
TOTAL COMMON STOCKS
(Cost $2,836,736,675)		5,367,439,900

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 1.41% (e)	138,321,554	138,349,219
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)	43,300,649	43,304,979
TOTAL MONEY MARKET FUNDS
(Cost $181,641,692)		181,654,198
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $3,018,378,367)		5,549,094,098
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(9,737,423)
NET ASSETS - 100%		$5,539,356,675

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $62,448 or 0.0% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Deem, Inc.	9/19/13	$8,064,516

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,579,813
Fidelity Securities Lending Cash Central Fund	488,148
Total	$2,067,961

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$5,367,439,900	$5,267,824,630	$99,552,822	$62,448
Money Market Funds	181,654,198	181,654,198	--	--
Total Investments in Securities:	$5,549,094,098	$5,449,478,828	$99,552,822	$62,448

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $42,023,203) — See accompanying schedule: Unaffiliated issuers (cost $2,836,736,675)	$5,367,439,900
Fidelity Central Funds (cost $181,641,692)	181,654,198
Total Investment in Securities (cost $3,018,378,367)		$5,549,094,098
Foreign currency held at value (cost $2,194,479)		2,194,521
Receivable for investments sold		36,184,685
Receivable for fund shares sold		13,069,432
Dividends receivable		6,067,433
Distributions receivable from Fidelity Central Funds		199,126
Prepaid expenses		14,762
Other receivables		402,503
Total assets		5,607,226,560
Liabilities
Payable for investments purchased	$17,750,627
Payable for fund shares redeemed	3,270,236
Accrued management fee	2,424,252
Other affiliated payables	736,812
Other payables and accrued expenses	386,758
Collateral on securities loaned	43,301,200
Total liabilities		67,869,885
Net Assets		$5,539,356,675
Net Assets consist of:
Paid in capital		$2,905,681,887
Accumulated net investment loss		(255,934)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		103,288,544
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,530,642,178
Net Assets, for 30,961,020 shares outstanding		$5,539,356,675
Net Asset Value, offering price and redemption price per share ($5,539,356,675 ÷ 30,961,020 shares)		$178.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$27,586,662
Income from Fidelity Central Funds (including $488,148 from security lending)		2,067,961
Total income		29,654,623
Expenses
Management fee	$25,201,651
Transfer agent fees	7,197,345
Accounting and security lending fees	1,077,029
Custodian fees and expenses	47,132
Independent trustees' fees and expenses	97,793
Registration fees	118,883
Audit	46,956
Legal	56,444
Miscellaneous	149,373
Total expenses before reductions	33,992,606
Expense reductions	(100,412)	33,892,194
Net investment income (loss)		(4,237,571)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	371,052,999
Fidelity Central Funds	4,833
Foreign currency transactions	(67,002)
Total net realized gain (loss)		370,990,830
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,088,681,296
Fidelity Central Funds	(8,971)
Assets and liabilities in foreign currencies	4,421
Total change in net unrealized appreciation (depreciation)		1,088,676,746
Net gain (loss)		1,459,667,576
Net increase (decrease) in net assets resulting from operations		$1,455,430,005

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,237,571)	$(4,060,383)
Net realized gain (loss)	370,990,830	254,286,047
Change in net unrealized appreciation (depreciation)	1,088,676,746	730,057,967
Net increase (decrease) in net assets resulting from operations	1,455,430,005	980,283,631
Distributions to shareholders from net investment income	–	(1,211,235)
Distributions to shareholders from net realized gain	(340,316,912)	(146,887,357)
Total distributions	(340,316,912)	(148,098,592)
Share transactions
Proceeds from sales of shares	1,063,695,918	1,075,769,868
Reinvestment of distributions	323,675,323	141,773,881
Cost of shares redeemed	(1,118,562,434)	(865,722,579)
Net increase (decrease) in net assets resulting from share transactions	268,808,807	351,821,170
Redemption fees	–	59,005
Total increase (decrease) in net assets	1,383,921,900	1,184,065,214
Net Assets
Beginning of period	4,155,434,775	2,971,369,561
End of period	$5,539,356,675	$4,155,434,775
Other Information
Accumulated net investment loss end of period	$(255,934)	$(142,311)
Shares
Sold	6,590,178	8,292,367
Issued in reinvestment of distributions	2,058,957	1,094,880
Redeemed	(7,189,366)	(6,629,721)
Net increase (decrease)	1,459,769	2,757,526

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Software and IT Services Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$140.86	$111.11	$119.38	$124.38	$87.97
Income from Investment Operations
Net investment income (loss)B	(.15)	(.14)	.12	(.17)	.06
Net realized and unrealized gain (loss)	50.06	35.02	(2.05)	7.26	41.95
Total from investment operations	49.91	34.88	(1.93)	7.09	42.01
Distributions from net investment income	–	(.05)	(.05)	–	–
Distributions from net realized gain	(11.86)	(5.08)	(6.29)	(12.09)	(5.60)
Total distributions	(11.86)	(5.13)	(6.34)	(12.09)	(5.60)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$178.91	$140.86	$111.11	$119.38	$124.38
Total ReturnD	36.76%	31.83%	(1.84)%	6.33%	48.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.76%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.73%	.76%	.76%	.77%	.79%
Expenses net of all reductions	.73%	.75%	.76%	.77%	.78%
Net investment income (loss)	(.09)%	(.11)%	.10%	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$5,539,357	$4,155,435	$2,971,370	$3,012,792	$3,844,505
Portfolio turnover rateG	31%	44%	36%	53%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	43.71%	22.59%	15.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$43,363	Technology Portfolio
$25,307	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Charlie Chai:  For the year, the fund gained 43.71%, considerably outpacing the 34.90% return of the MSCI U.S. IMI Information Technology 25/50 Index, and more than doubling the S&P 500®. Versus the MSCI sector index, stock selection and a large overweighting in semiconductor equipment meaningfully contributed to fund performance, as did positioning in IT consulting & other services and non-index exposure to internet & direct marketing retail, among a long list of positives. Foreign holdings contributed overall, aided in part by a broadly weaker U.S. dollar. IBM, a weak-performing index component I avoided, was the fund’s largest relative contributor. An out-of-benchmark stake in GlobalWafers, a Taiwan-based firm specializing in silicon-wafer manufacturing, also contributed, as did our stake in another non-index, chip-equipment holding, Austria-based AMS. Conversely, stock selection in semiconductors detracted, along with a sizable underweighting in the strong-performing systems software segment. A cash position averaging roughly 2% also dragged on performance in such a strong market. A large underweighting in strong-performing Microsoft penalized us. In addition, Macom Technology Solutions Holdings, a new stock I bought for the fund this period, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Apple, Inc.	8.6
Microsoft Corp.	7.1
Tesla, Inc.	4.4
NVIDIA Corp.	3.8
Qualcomm, Inc.	2.9
Alphabet, Inc. Class A	2.9
Salesforce.com, Inc.	2.9
Alphabet, Inc. Class C	2.8
Alibaba Group Holding Ltd. sponsored ADR	2.6
Parametric Technology Corp.	2.5
40.5

Top Industries (% of fund's net assets)

As of February 28, 2018
Software	30.4%
Semiconductors & Semiconductor Equipment	20.5%
Internet Software & Services	16.1%
Technology Hardware, Storage & Peripherals	8.9%
IT Services	6.7%
All Others*	17.4%

* Includes short-term investments and net other assets (liabilities).

Technology Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Air Freight & Logistics - 0.2%
Air Freight & Logistics - 0.2%
Best, Inc. ADR (a)	1,167,200	$11,356,856
Automobiles - 4.4%
Automobile Manufacturers - 4.4%
Tesla, Inc. (a)(b)	923,356	316,766,509
Biotechnology - 0.2%
Biotechnology - 0.2%
BeiGene Ltd. ADR (b)	107,300	15,394,331
Zai Lab Ltd. ADR	49,600	1,098,640
		16,492,971
Communications Equipment - 0.8%
Communications Equipment - 0.8%
Applied Optoelectronics, Inc. (a)(b)	144,700	4,041,471
CommScope Holding Co., Inc. (b)	646,700	25,033,757
Hytera Communications Corp. Ltd. Class A	12,182,500	25,357,731
		54,432,959
Diversified Consumer Services - 1.3%
Education Services - 1.3%
China Online Education Group sponsored ADR (a)(b)	7,115	70,154
New Oriental Education & Technology Group, Inc. sponsored ADR	230,195	21,037,521
TAL Education Group ADR	1,852,484	69,949,796
		91,057,471
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
GDS Holdings Ltd. ADR (b)	952	24,942
Jianpu Technology, Inc. ADR (a)(b)	2,122,800	14,201,532
		14,226,474
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
BizLink Holding, Inc.	806,505	7,071,257
Electronic Equipment & Components - 3.5%
Electronic Components - 0.2%
E Ink Holdings, Inc.	8,900,000	14,007,101
Ledlink Optics, Inc.	1,728,624	2,568,018
		16,575,119
Electronic Equipment & Instruments - 2.2%
Chroma ATE, Inc.	14,500,644	78,225,594
Topcon Corp.	1,351,000	30,026,438
Trimble, Inc. (b)	1,356,321	51,445,256
		159,697,288
Technology Distributors - 1.1%
Dell Technologies, Inc. (b)	1,003,152	74,524,162

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		250,796,569

Health Care Equipment & Supplies - 0.1%
Health Care Supplies - 0.1%
Hoya Corp.	168,100	8,837,889
Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Sea Ltd. ADR (a)	108,500	1,189,160
Hotels, Resorts & Cruise Lines - 0.0%
Tuniu Corp. Class A sponsored ADR (a)(b)	154,807	1,193,562

TOTAL HOTELS, RESTAURANTS & LEISURE		2,382,722

Internet & Direct Marketing Retail - 2.0%
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (b)	36,500	55,204,425
China Internet Plus Holdings Ltd. Class B (b)(c)(d)	759,582	4,245,349
JD.com, Inc. sponsored ADR (b)	231,300	10,905,795
Netflix, Inc. (b)	192,100	55,974,098
Vipshop Holdings Ltd. ADR (b)	1,273,267	22,142,113
		148,471,780
Internet Software & Services - 15.8%
Internet Software & Services - 15.8%
Akamai Technologies, Inc. (b)	211,600	14,274,536
Alibaba Group Holding Ltd. sponsored ADR (b)	1,012,100	188,392,294
Alphabet, Inc.:
Class A (b)	191,903	211,845,560
Class C (b)	182,368	201,467,401
Benefitfocus, Inc. (b)	93,600	2,265,120
Endurance International Group Holdings, Inc. (b)	1,193,620	8,713,426
Envestnet, Inc. (b)	434	23,913
Facebook, Inc. Class A (b)	527,574	94,076,996
GoDaddy, Inc. (b)	920,700	55,067,067
LogMeIn, Inc.	527,469	60,949,043
MercadoLibre, Inc.	104,263	40,450,916
NetEase, Inc. ADR	181,900	53,360,365
New Relic, Inc. (b)	252,300	18,110,094
Nutanix, Inc.:
Class A (b)	668,300	24,359,535
Class B (e)	72,872	2,656,184
SMS Co., Ltd.	1,011,900	41,688,398
Tencent Holdings Ltd.	613,500	33,563,678
Xunlei Ltd. sponsored ADR (a)(b)	3,044,605	38,879,606
Yandex NV Series A (b)	1,236,200	50,795,458
		1,140,939,590
IT Services - 6.7%
Data Processing & Outsourced Services - 3.6%
FleetCor Technologies, Inc. (b)	456,900	91,348,017
Global Payments, Inc.	223,300	25,319,987
PayPal Holdings, Inc. (b)	1,864,700	148,075,827
		264,743,831
IT Consulting & Other Services - 3.1%
Cognizant Technology Solutions Corp. Class A	2,122,206	174,063,336
DXC Technology Co.	487,900	50,029,266
		224,092,602

TOTAL IT SERVICES		488,836,433

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (b)(c)	1,015,442	2,127,975
Machinery - 1.0%
Industrial Machinery - 1.0%
Minebea Mitsumi, Inc.	3,149,419	71,233,748
Media - 1.3%
Advertising - 0.0%
iCar Asia Ltd. (b)	4,234,308	750,370
iCar Asia Ltd. warrants 6/12/19 (b)	622,692	32,274
		782,644
Cable & Satellite - 1.2%
Naspers Ltd. Class N	326,100	88,520,459
Publishing - 0.1%
China Literature Ltd.(b)(e)	596,996	5,820,845

TOTAL MEDIA		95,123,948

Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Relo Holdings Corp.	277,300	7,773,488
Semiconductors & Semiconductor Equipment - 20.5%
Semiconductor Equipment - 5.0%
ASM Pacific Technology Ltd.	7,440,900	105,837,381
ASML Holding NV	162,100	31,672,719
Ferrotec Holdings Corp.	888,900	22,126,560
GlobalWafers Co. Ltd.	4,507,200	64,201,729
KLA-Tencor Corp.	299,100	33,891,021
Screen Holdings Co. Ltd.	280,500	26,004,613
Sino-American Silicon Products, Inc.	26,169,000	77,871,767
		361,605,790
Semiconductors - 15.5%
Acacia Communications, Inc.(a)(b)	104,200	4,032,540
Advanced Micro Devices, Inc. (a)(b)	4,547,200	55,066,592
ams AG	1,071,859	126,343,286
ASPEED Tech, Inc.	399,000	10,317,441
ChipMOS TECHNOLOGIES, Inc. sponsored ADR (a)	344,518	5,901,593
Cree, Inc. (b)	1,687,700	63,845,691
Global Unichip Corp.	975,000	9,948,241
Himax Technologies, Inc. sponsored ADR (a)	6,871,391	56,139,264
Inphi Corp. (b)	493,607	13,697,594
International Quantum Epitaxy PLC (a)(b)	12,949,870	22,639,768
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	1,920,900	40,992,006
Marvell Technology Group Ltd.	764,654	17,961,722
Monolithic Power Systems, Inc.	90,595	10,605,051
Nanya Technology Corp.	50,664,000	137,488,764
NVIDIA Corp.	1,134,850	274,633,700
Qorvo, Inc. (b)	89,400	7,215,474
Qualcomm, Inc.	3,281,100	213,271,500
Renesas Electronics Corp. (b)	395,800	4,526,274
Semtech Corp. (b)	410,576	13,815,882
Silergy Corp.	233,000	5,113,385
Silicon Laboratories, Inc. (b)	141,200	13,202,200
Silicon Motion Technology Corp. sponsored ADR (a)	256,000	11,998,720
Skyworks Solutions, Inc.	60,200	6,576,850
		1,125,333,538

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,486,939,328

Software - 30.4%
Application Software - 15.5%
Adobe Systems, Inc. (b)	602,739	126,050,807
Autodesk, Inc. (b)	1,239,600	145,615,812
Citrix Systems, Inc. (b)	1,489,548	137,038,416
Ellie Mae, Inc. (b)	394,500	34,980,315
HubSpot, Inc. (b)	20,100	2,232,105
Intuit, Inc.	211,200	35,240,832
Parametric Technology Corp. (b)	2,445,283	180,364,074
Paylocity Holding Corp. (b)	66,028	3,088,130
RealPage, Inc. (b)	16,400	856,900
Salesforce.com, Inc. (b)	1,778,092	206,703,195
Snap, Inc. Class A (a)(b)	1,165,900	20,193,388
SS&C Technologies Holdings, Inc.	142,800	7,071,456
Ultimate Software Group, Inc. (b)	620,063	147,860,223
Workday, Inc. Class A (b)	364,700	46,196,549
Zendesk, Inc. (b)	758,275	32,742,315
		1,126,234,517
Home Entertainment Software - 6.2%
Activision Blizzard, Inc.	2,023,000	147,941,990
Electronic Arts, Inc. (b)	1,074,500	132,915,650
Nintendo Co. Ltd.	199,800	91,080,778
Nintendo Co. Ltd. ADR	673,700	38,434,585
Take-Two Interactive Software, Inc. (b)	319,100	35,697,717
		446,070,720
Systems Software - 8.7%
Microsoft Corp.	5,485,840	514,407,217
Oracle Corp.	605,151	30,663,001
Red Hat, Inc. (b)	384,000	56,601,600
Tableau Software, Inc. (b)	337,400	27,555,458
		629,227,276

TOTAL SOFTWARE		2,201,532,513

Technology Hardware, Storage & Peripherals - 8.9%
Technology Hardware, Storage & Peripherals - 8.9%
Apple, Inc.	3,505,897	624,470,374
Primax Electronics Ltd.	9,123,000	22,927,378
		647,397,752
TOTAL COMMON STOCKS
(Cost $4,998,158,072)		7,063,798,232

Convertible Preferred Stocks - 1.0%
Food & Staples Retailing - 0.2%
Food Retail - 0.2%
Roofoods Ltd. Series F (c)(d)	41,041	14,510,890
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
China Internet Plus Holdings Ltd.:
Series A-11 (b)(c)(d)	2,802,162	15,661,452
Series B (b)(c)(d)	3,918,573	21,901,140
		37,562,592
Internet Software & Services - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. Series D, 8.00% (b)(c)(d)	515,696	18,100,930
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $46,496,557)		70,174,412

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 1.41% (f)	169,041,856	169,075,664
Fidelity Securities Lending Cash Central Fund 1.42% (f)(g)	427,810,129	427,852,910
TOTAL MONEY MARKET FUNDS
(Cost $596,928,574)		596,928,574
TOTAL INVESTMENT IN SECURITIES - 106.7%
(Cost $5,641,583,203)		7,730,901,218
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(488,601,059)
NET ASSETS - 100%		$7,242,300,159

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $74,419,761 or 1.0% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,477,029 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Class B	11/16/16	$2,140,730
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$8,857,214
China Internet Plus Holdings Ltd. Series B	12/11/15	$15,128,435
Roofoods Ltd. Series F	9/12/17	$14,510,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$8,000,018

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,253,100
Fidelity Securities Lending Cash Central Fund	4,905,258
Total	$6,158,358

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,063,798,232	$5,915,520,255	$1,141,904,653	$6,373,324
Convertible Preferred Stocks	70,174,412	--	--	70,174,412
Money Market Funds	596,928,574	596,928,574	--	--
Total Investments in Securities:	$7,730,901,218	$6,512,448,829	$1,141,904,653	$76,547,736

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$217,418,086
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.0%
Cayman Islands	9.5%
Taiwan	5.7%
Japan	4.7%
Austria	1.7%
South Africa	1.2%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $406,741,815) — See accompanying schedule: Unaffiliated issuers (cost $5,044,654,629)	$7,133,972,644
Fidelity Central Funds (cost $596,928,574)	596,928,574
Total Investment in Securities (cost $5,641,583,203)		$7,730,901,218
Receivable for fund shares sold		15,552,030
Dividends receivable		4,596,740
Distributions receivable from Fidelity Central Funds		814,921
Prepaid expenses		18,628
Other receivables		412,907
Total assets		7,752,296,444
Liabilities
Payable for investments purchased	$72,358,465
Payable for fund shares redeemed	5,017,380
Accrued management fee	3,146,976
Other affiliated payables	941,781
Other payables and accrued expenses	673,913
Collateral on securities loaned	427,857,770
Total liabilities		509,996,285
Net Assets		$7,242,300,159
Net Assets consist of:
Paid in capital		$4,484,994,305
Distributions in excess of net investment income		(247,344)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		668,232,097
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,089,321,101
Net Assets, for 37,416,103 shares outstanding		$7,242,300,159
Net Asset Value, offering price and redemption price per share ($7,242,300,159 ÷ 37,416,103 shares)		$193.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$37,808,930
Income from Fidelity Central Funds (including $4,905,258 from security lending)		6,158,358
Total income		43,967,288
Expenses
Management fee	$31,858,646
Transfer agent fees	9,130,039
Accounting and security lending fees	1,193,169
Custodian fees and expenses	872,013
Independent trustees' fees and expenses	120,128
Registration fees	275,612
Audit	54,995
Legal	62,997
Interest	3,949
Miscellaneous	146,747
Total expenses before reductions	43,718,295
Expense reductions	(325,926)	43,392,369
Net investment income (loss)		574,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,013,043,421
Fidelity Central Funds	(5,284)
Foreign currency transactions	(201,794)
Total net realized gain (loss)		1,012,836,343
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,037,591,923
Fidelity Central Funds	(24,076)
Assets and liabilities in foreign currencies	(54,266)
Total change in net unrealized appreciation (depreciation)		1,037,513,581
Net gain (loss)		2,050,349,924
Net increase (decrease) in net assets resulting from operations		$2,050,924,843

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$574,919	$3,650,721
Net realized gain (loss)	1,012,836,343	261,066,743
Change in net unrealized appreciation (depreciation)	1,037,513,581	806,087,128
Net increase (decrease) in net assets resulting from operations	2,050,924,843	1,070,804,592
Distributions to shareholders from net investment income	(272,638)	(1,878,708)
Distributions to shareholders from net realized gain	(484,814,934)	(51,148,484)
Total distributions	(485,087,572)	(53,027,192)
Share transactions
Proceeds from sales of shares	3,144,473,009	875,621,785
Reinvestment of distributions	464,201,228	50,893,756
Cost of shares redeemed	(2,051,700,173)	(602,177,811)
Net increase (decrease) in net assets resulting from share transactions	1,556,974,064	324,337,730
Redemption fees	–	28,097
Total increase (decrease) in net assets	3,122,811,335	1,342,143,227
Net Assets
Beginning of period	4,119,488,824	2,777,345,597
End of period	$7,242,300,159	$4,119,488,824
Other Information
Distributions in excess of net investment income end of period	$(247,344)	$(121,462)
Shares
Sold	18,136,869	6,614,908
Issued in reinvestment of distributions	2,768,312	402,895
Redeemed	(11,521,427)	(4,756,350)
Net increase (decrease)	9,383,754	2,261,453

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Technology Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$146.95	$107.77	$120.85	$130.70	$104.11
Income from Investment Operations
Net investment income (loss)B	.02	.14	.13	.16	.06
Net realized and unrealized gain (loss)	61.46	41.04	(8.26)	10.26	36.34
Total from investment operations	61.48	41.18	(8.13)	10.42	36.40
Distributions from net investment income	(.01)	(.07)	(.10)	(.17)	(.09)C
Distributions from net realized gain	(14.86)	(1.93)	(4.85)	(20.10)	(9.72)C
Total distributions	(14.87)	(2.00)	(4.95)	(20.27)	(9.81)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$193.56	$146.95	$107.77	$120.85	$130.70
Total ReturnE	43.71%	38.52%	(7.16)%	9.97%	36.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.77%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.75%	.77%	.77%	.78%	.80%
Expenses net of all reductions	.74%	.76%	.76%	.78%	.77%
Net investment income (loss)	.01%	.11%	.11%	.13%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$7,242,300	$4,119,489	$2,777,346	$2,824,848	$2,411,391
Portfolio turnover rateH	71%	82%	130%	144%	181%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been reduced $683,379 for Communications Equipment Portfolio and reduced $7,831,475 for Semiconductors Portfolio, with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Funds. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$180,326,445	$52,611,817	$(5,901,730)	$46,710,087
Computers Portfolio	302,673,800	237,591,601	(4,494,669)	233,096,932
IT Services Portfolio	1,297,429,801	1,017,928,917	(20,619,393)	997,309,524
Semiconductors Portfolio	2,864,673,286	941,256,110	(75,121,102)	866,135,008
Software and IT Services Portfolio	3,019,913,484	2,572,838,209	(43,657,595)	2,529,180,614
Technology Portfolio	5,662,956,342	2,170,485,411	(102,540,535)	2,067,944,876

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$2,694,423	$10,178,453	$46,710,012
Computers Portfolio	1,801,451	–	233,005,656
IT Services Portfolio	388,251	35,103,678	997,302,190
Semiconductors Portfolio	98,458,783	103,464,299	866,132,364
Software and IT Services Portfolio	22,353,704	82,469,957	2,529,107,061
Technology Portfolio	226,338,161	463,267,076	2,067,947,962

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2017 to February 28, 2018, and ordinary losses recognized during the period January 1, 2018 to February 28, 2018. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Communications Equipment Portfolio	$–	$(422,185)
Computers Portfolio	(879,210)	–
Semiconductors Portfolio	–	(11,103,403)

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$2,537,101	$804,161	$3,341,262
Computers Portfolio	10,201,254	47,002,141	57,203,395
IT Services Portfolio	2,702,217	60,416,453	63,118,670
Semiconductors Portfolio	236,050,759	235,616,049	471,666,808
Software and IT Services Portfolio	77,868,471	262,448,441	340,316,912
Technology Portfolio	243,491,935	241,595,637	485,087,572

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$2,293,875	$–	$2,293,875
Computers Portfolio	4,778,571	21,223,303	26,001,874
IT Services Portfolio	5,197,978	–	5,197,978
Semiconductors Portfolio	20,336,461	57,300,495	77,636,956
Software and IT Services Portfolio	50,482,973	97,615,618	148,098,591
Technology Portfolio	11,616,237	41,410,956	53,027,193

Trading (Redemption) Fees. Shares held by investors in the Communications Equipment Portfolio, Computers Portfolio, and Semiconductors Portfolio less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	107,963,460	122,269,323
Computers Portfolio	298,796,058	335,094,645
IT Services Portfolio	524,196,042	481,257,716
Semiconductors Portfolio	3,467,552,245	3,752,621,686
Software and IT Services Portfolio	1,416,102,616	1,478,198,561
Technology Portfolio	5,144,688,892	4,081,571,774

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.24%	.54%
Computers Portfolio	.30%	.24%	.54%
IT Services Portfolio	.30%	.24%	.54%
Semiconductors Portfolio	.30%	.24%	.54%
Software and IT Services Portfolio	.30%	.24%	.54%
Technology Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.22%
Computers Portfolio	.18%
IT Services Portfolio	.18%
Semiconductors Portfolio	.16%
Software and IT Services Portfolio	.16%
Technology Portfolio	.16%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$6,716
Computers Portfolio	9,920
IT Services Portfolio	11,263
Semiconductors Portfolio	174,706
Software and IT Services Portfolio	42,377
Technology Portfolio	138,912

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Computers Portfolio	Borrower	$9,728,714	1.31%	$4,973
Technology Portfolio	Borrower	19,664,200	1.45%	$3,949

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed Software and IT Services Portfolio for certain losses in the amount of $2,455.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$596
Computers Portfolio	1,563
IT Services Portfolio	5,460
Semiconductors Portfolio	9,523
Software and IT Services Portfolio	13,536
Technology Portfolio	16,072

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$6,558	$–
Computers Portfolio	53,488	–
IT Services Portfolio	30,134	–
Semiconductors Portfolio	317,371	129
Software and IT Services Portfolio	57,503	845
Technology Portfolio	279,749	83

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$1,889
Computers Portfolio	4,518
IT Services Portfolio	17,570
Semiconductors Portfolio	28,374
Software and IT Services Portfolio	42,064
Technology Portfolio	46,094

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Communications Equipment Portfolio	.85%
Actual		$1,000.00	$1,162.00	$4.56
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Computers Portfolio	.78%
Actual		$1,000.00	$1,137.20	$4.13
Hypothetical-C		$1,000.00	$1,020.93	$3.91
IT Services Portfolio	.76%
Actual		$1,000.00	$1,198.80	$4.14
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Semiconductors Portfolio	.74%
Actual		$1,000.00	$1,223.50	$4.08
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Software and IT Services Portfolio	.72%
Actual		$1,000.00	$1,186.60	$3.90
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Technology Portfolio	.74%
Actual		$1,000.00	$1,162.80	$3.97
Hypothetical-C		$1,000.00	$1,021.12	$3.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/12/18	04/11/18	$0.00	$2.357
Computers Portfolio	04/12/18	04/11/18	$0.00	$0.315
IT Services Portfolio	04/12/18	04/11/18	$0.01	$0.898
Semiconductors Portfolio	04/12/18	04/11/18	$0.00	$6.533
Software and IT Services Portfolio	04/12/18	04/11/18	$0.00	$3.358
Technology Portfolio	04/12/18	04/11/18	$0.00	$18.275

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$10,183,865
Computers Portfolio	$36,445,857
IT Services Portfolio	$83,489,514
Semiconductors Portfolio	$338,841,598
Software and IT Services Portfolio	$297,991,195
Technology Portfolio	$620,258,374

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Communications Equipment Portfolio	100%	93%
Computers Portfolio	98%	45%
IT Services Portfolio	–	100%
Semiconductors Portfolio	11%	25%
Software and IT Services Portfolio	9%	100%
Technology Portfolio	6%	10%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Communications Equipment Portfolio	100%	100%
Computers Portfolio	99%	61%
IT Services Portfolio	–	100%
Semiconductors Portfolio	16%	32%
Software and IT Services Portfolio	9%	100%
Technology Portfolio	15%	14%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Communications Equipment Portfolio.

	# of Votes	% of Votes
Affirmative	70,635,407.81	70.332
Against	13,144,542.88	13.089
Abstain	7,192,593.03	7.161
Broker Non-Vote	9,459,137.77	9.418
TOTAL	100,431,681.49	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Computers Portfolio.

	# of Votes	% of Votes
Affirmative	212,893,553.47	73.162
Against	30,446,116.92	10.463
Abstain	18,942,025.75	6.509
Broker Non-Vote	28,710,782.97	9.866
TOTAL	290,992,479.11	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for IT Services Portfolio.

	# of Votes	% of Votes
Affirmative	861,072,890.55	70.143
Against	139,097,126.86	11.331
Abstain	85,974,803.66	7.004
Broker Non-Vote	141,452,262.40	11.522
TOTAL	1,227,597,083.47	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Semiconductors Portfolio.

	# of Votes	% of Votes
Affirmative	1,372,844,725.78	70.730
Against	222,516,130.89	11.464
Abstain	156,340,523.67	8.054
Broker Non-Vote	189,289,930.49	9.752
TOTAL	1,940,991,310.83	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Software and IT Services Portfolio.

	# of Votes	% of Votes
Affirmative	2,011,784,557.09	67.790
Against	356,095,754.26	12.000
Abstain	207,003,657.62	6.975
Broker Non-Vote	392,794,045.66	13.235
TOTAL	2,967,678,014.63	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Technology Portfolio.

	# of Votes	% of Votes
Affirmative	3,156,083,806.72	75.860
Against	440,719,061.82	10.593
Abstain	305,181,343.95	7.335
Broker Non-Vote	258,454,990.07	6.212
TOTAL	4,160,439,202.56	100.000

PROPOSAL 3

To modify Computers Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	212,264,519.10	72.946
Against	32,006,383.52	10.999
Abstain	18,010,793.52	6.189
Broker Non-Vote	28,710,782.97	9.866
TOTAL	290,992,479.11	100.000

PROPOSAL 3

To modify Semiconductors Portfolio's fundamental concentration policy.

	# of Votes	of Votes
Affirmative	1,447,237,155.52	74.562
Against	171,804,691.46	8.852
Abstain	132,659,533.36	6.834
Broker Non-Vote	189,289,930.49	9.752
TOTAL	1,940,991,310.83	100.000

PROPOSAL 3

To modify Software and IT Services Portfolio's fundamental concentration policy.

	# of Votes	of Votes
Affirmative	2,077,937,890.77	70.019
Against	292,734,775.13	9.865
Abstain	204,211,303.07	6.881
Broker Non-Vote	392,794,045.66	13.235
TOTAL	2,967,678,014.63	100.000

PROPOSAL 3

To modify Technology Portfolio's fundamental concentration policy.

	# of Votes	of Votes
Affirmative	3,233,704,646.04	77.726
Against	398,492,850.82	9.578
Abstain	269,786,697.41	6.484
Broker Non-Vote	258,455,008.29	6.212
TOTAL	4,160,439,202.56	100.000

PROPOSAL 5

For Computers Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgement, substantially contribute to genocide or crimes against humanity.

	# of Votes	of Votes
Affirmative	93,114,127.00	31.999
Against	140,700,446.91	48.352
Abstain	28,467,122.23	9.783
Broker Non-Vote	28,710,782.97	9.866
TOTAL	290,992,479.11	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

SELTEC-ANN-0418
1.813669.113

Fidelity Advisor Focus Funds®
Class A, Class M (formerly Class T), Class C and Class I

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor® Gold Fund

Fidelity Advisor® Materials Fund

Fidelity Advisor® Telecommunications Fund

Annual Report

February 28, 2018

Each Advisor fund listed above is a class of the Fidelity® Select Portfolios®

Contents

Fidelity Advisor® Consumer Staples Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Gold Fund
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Fidelity Advisor® Materials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Telecommunications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Consumer Staples Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(7.33)%	6.17%	7.45%
Class M (incl. 3.50% sales charge)	(5.38)%	6.38%	7.40%
Class C (incl. contingent deferred sales charge)	(3.31)%	6.63%	7.28%
Class I	(1.41)%	7.71%	8.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Class A on February 29, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,510	Fidelity Advisor® Consumer Staples Fund - Class A
$25,307	S&P 500® Index

Fidelity Advisor® Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager James McElligott:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -1% and -3%, trailing the -0.37% result of the MSCI U.S. IMI Consumer Staples 25/50 Index and well behind the S&P 500®. Consumer staples lagged the broader equity market, as investors favored more economically sensitive sectors. Versus the MSCI sector index, the fund’s sizable underexposure to the hypermarkets & super centers segment hurt. Most notable was our large underweighting in discount retailer Walmart, which saw its stock climb 30% as investors grew more confident in the company’s ability to compete with e-commerce juggernaut Amazon.com (not in the fund). An overweighting in the weak-performing tobacco segment and stock picks in the food retail group also detracted. In particular, shares of Kroger (-13%) fell as increased competition led to an earnings shortfall. Investor disappointment with the grocer’s decision to use its savings from tax reform to boost employee wages and lower prices also pressured the stock. By contrast, a sizable overweighting in the strong-performing personal products category and stock picks in the tobacco and soft drinks groups helped relative performance. Standouts included beauty products company Estee Lauder (+69%), which benefited from strong growth overseas, new products and the acquisition of some faster-growing brands. Foreign holdings also contributed overall, aided in part by a broadly weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On November 17, 2017, James McElligott became Portfolio Manager of the fund, succeeding Robert Lee. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Consumer Staples Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
The Coca-Cola Co.	8.6
Procter & Gamble Co.	8.0
Philip Morris International, Inc.	7.7
PepsiCo, Inc.	7.1
Monster Beverage Corp.	4.4
CVS Health Corp.	4.1
Mondelez International, Inc.	3.8
Altria Group, Inc.	3.7
Costco Wholesale Corp.	3.3
Spectrum Brands Holdings, Inc.	3.0
53.7

Top Industries (% of fund's net assets)

As of February 28, 2018
Beverages	27.8%
Food Products	19.5%
Household Products	14.4%
Food & Staples Retailing	13.7%
Tobacco	13.4%
All Others*	11.2%

* Includes short-term investments and net other assets (liabilities).

Consumer Staples Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Beverages - 27.8%
Brewers - 1.2%
Beijing Yanjing Brewery Co. Ltd. Class A	14,437,040	$16,241,964
China Resources Beer Holdings Co. Ltd.	162,000	623,910
Molson Coors Brewing Co. Class B	108,900	8,303,625
		25,169,499
Distillers & Vintners - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	190,000	40,941,200
Kweichow Moutai Co. Ltd. (A Shares)	13,453	1,531,664
		42,472,864
Soft Drinks - 24.7%
Britvic PLC	525,074	4,882,222
Coca-Cola Bottling Co. Consolidated	101,344	18,911,804
Coca-Cola European Partners PLC	848,453	32,258,183
Coca-Cola HBC AG	58,450	1,910,856
Coca-Cola West Co. Ltd.	100,500	3,804,667
Dr. Pepper Snapple Group, Inc.	293,300	34,096,125
Fever-Tree Drinks PLC	92,513	3,159,063
Monster Beverage Corp. (a)	1,535,302	97,292,088
PepsiCo, Inc.	1,423,200	156,167,736
The Coca-Cola Co.	4,366,218	188,707,942
		541,190,686

TOTAL BEVERAGES		608,833,049

Chemicals - 0.3%
Specialty Chemicals - 0.3%
Frutarom Industries Ltd.	70,500	6,486,766
Food & Staples Retailing - 13.7%
Drug Retail - 6.4%
CVS Health Corp.	1,318,003	89,268,343
Rite Aid Corp. (a)(b)	1,582,170	3,116,875
Walgreens Boots Alliance, Inc.	704,824	48,555,325
		140,940,543
Food Distributors - 1.5%
Sysco Corp.	479,300	28,590,245
United Natural Foods, Inc. (a)	106,100	4,527,287
		33,117,532
Food Retail - 1.5%
Kroger Co.	859,770	23,316,962
Sprouts Farmers Market LLC (a)	357,500	9,209,200
		32,526,162
Hypermarkets & Super Centers - 4.3%
Costco Wholesale Corp.	379,500	72,446,550
Walmart, Inc.	236,600	21,296,366
		93,742,916

TOTAL FOOD & STAPLES RETAILING		300,327,153

Food Products - 19.5%
Agricultural Products - 1.7%
Bunge Ltd.	223,635	16,868,788
Darling International, Inc. (a)	701,000	12,751,190
Ingredion, Inc.	51,300	6,701,832
		36,321,810
Packaged Foods & Meats - 17.8%
ConAgra Foods, Inc.	818,100	29,557,953
Danone SA	180,600	14,404,018
JBS SA	4,970,800	15,171,588
Kellogg Co.	481,900	31,901,780
Mondelez International, Inc.	1,916,658	84,141,286
Post Holdings, Inc. (a)	203,300	15,406,074
The Hain Celestial Group, Inc. (a)	707,599	24,610,293
The Hershey Co.	156,800	15,407,168
The J.M. Smucker Co.	354,100	44,722,830
The Kraft Heinz Co.	785,400	52,661,070
The Simply Good Foods Co.	2,495,700	33,716,907
TreeHouse Foods, Inc. (a)	763,359	29,022,909
		390,723,876

TOTAL FOOD PRODUCTS		427,045,686

Hotels, Restaurants & Leisure - 1.3%
Restaurants - 1.3%
Compass Group PLC	57,711	1,226,082
U.S. Foods Holding Corp. (a)	789,716	26,368,617
		27,594,699
Household Durables - 0.1%
Housewares & Specialties - 0.1%
Newell Brands, Inc.	91,400	2,348,066
Household Products - 14.4%
Household Products - 14.4%
Colgate-Palmolive Co.	552,080	38,076,958
Essity AB Class B	1,107,000	30,298,347
Procter & Gamble Co.	2,221,150	174,404,698
Reckitt Benckiser Group PLC	94,500	7,501,072
Spectrum Brands Holdings, Inc. (b)	657,899	64,941,210
		315,222,285
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc. (a)	3,800	5,747,310
Multiline Retail - 0.1%
General Merchandise Stores - 0.1%
Dollar Tree, Inc. (a)	21,200	2,175,968
Paper & Forest Products - 0.2%
Forest Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)	408,800	4,051,212
Personal Products - 8.7%
Personal Products - 8.7%
Avon Products, Inc. (a)	10,658,435	28,031,684
Coty, Inc. Class A	2,939,597	56,793,014
Estee Lauder Companies, Inc. Class A	198,539	27,485,739
Herbalife Ltd. (a)	217,510	20,032,671
Ontex Group NV	281,400	8,125,905
Unilever NV (Certificaten Van Aandelen) (Bearer)	979,430	51,259,595
		191,728,608
Tobacco - 13.4%
Tobacco - 13.4%
Altria Group, Inc.	1,288,345	81,101,318
British American Tobacco PLC sponsored ADR	768,426	45,383,240
Philip Morris International, Inc.	1,626,591	168,433,498
		294,918,056
TOTAL COMMON STOCKS
(Cost $1,894,934,580)		2,186,478,858

Money Market Funds - 0.2%
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)
(Cost $4,717,386)	4,716,914	4,717,386
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,899,651,966)		2,191,196,244
NET OTHER ASSETS (LIABILITIES) - 0.0%		916,003
NET ASSETS - 100%		$2,192,112,247

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$390,447
Fidelity Securities Lending Cash Central Fund	4,589,676
Total	$4,980,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,186,478,858	$2,037,458,281	$149,020,577	$--
Money Market Funds	4,717,386	4,717,386	--	--
Total Investments in Securities:	$2,191,196,244	$2,042,175,667	$149,020,577	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$39,433,161
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
Netherlands	2.3%
United Kingdom	2.2%
Sweden	1.6%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $4,394,057) — See accompanying schedule: Unaffiliated issuers (cost $1,894,934,580)	$2,186,478,858
Fidelity Central Funds (cost $4,717,386)	4,717,386
Total Investment in Securities (cost $1,899,651,966)		$2,191,196,244
Foreign currency held at value (cost $70,608)		70,251
Receivable for investments sold		13,813,876
Receivable for fund shares sold		1,032,001
Dividends receivable		3,999,432
Distributions receivable from Fidelity Central Funds		6,000
Prepaid expenses		9,349
Other receivables		278,452
Total assets		2,210,405,605
Liabilities
Payable to custodian bank	$1,846,679
Payable for investments purchased	5,604,674
Payable for fund shares redeemed	4,024,795
Accrued management fee	1,018,703
Distribution and service plan fees payable	299,567
Other affiliated payables	412,196
Other payables and accrued expenses	350,863
Collateral on securities loaned	4,735,881
Total liabilities		18,293,358
Net Assets		$2,192,112,247
Net Assets consist of:
Paid in capital		$1,773,739,580
Undistributed net investment income		5,261,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		121,513,199
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		291,598,285
Net Assets		$2,192,112,247
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($317,365,757 ÷ 3,644,956 shares)		$87.07
Maximum offering price per share (100/94.25 of $87.07)		$92.38
Class M:
Net Asset Value and redemption price per share ($76,571,538 ÷ 887,281 shares)		$86.30
Maximum offering price per share (100/96.50 of $86.30)		$89.43
Class C:
Net Asset Value and offering price per share ($228,873,523 ÷ 2,697,381 shares)(a)		$84.85
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($1,328,696,456 ÷ 15,124,744 shares)		$87.85
Class I:
Net Asset Value, offering price and redemption price per share ($240,604,973 ÷ 2,744,225 shares)		$87.68

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$65,418,862
Income from Fidelity Central Funds (including $4,589,676 from security lending)		4,980,123
Total income		70,398,985
Expenses
Management fee	$14,425,413
Transfer agent fees	4,851,634
Distribution and service plan fees	4,214,872
Accounting and security lending fees	817,137
Custodian fees and expenses	69,334
Independent trustees' fees and expenses	58,794
Registration fees	153,387
Audit	61,585
Legal	36,471
Interest	16,749
Miscellaneous	143,372
Total expenses before reductions	24,848,748
Expense reductions	(173,345)	24,675,403
Net investment income (loss)		45,723,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	299,702,774
Fidelity Central Funds	(9,191)
Foreign currency transactions	287,386
Total net realized gain (loss)		299,980,969
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $618,798)	(369,386,234)
Fidelity Central Funds	(29,590)
Assets and liabilities in foreign currencies	100,702
Total change in net unrealized appreciation (depreciation)		(369,315,122)
Net gain (loss)		(69,334,153)
Net increase (decrease) in net assets resulting from operations		$(23,610,571)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,723,582	$47,285,744
Net realized gain (loss)	299,980,969	217,332,500
Change in net unrealized appreciation (depreciation)	(369,315,122)	57,308,049
Net increase (decrease) in net assets resulting from operations	(23,610,571)	321,926,293
Distributions to shareholders from net investment income	(43,177,465)	(44,327,157)
Distributions to shareholders from net realized gain	(165,062,987)	(82,139,579)
Total distributions	(208,240,452)	(126,466,736)
Share transactions - net increase (decrease)	(437,546,127)	(395,070,237)
Redemption fees	–	44,026
Total increase (decrease) in net assets	(669,397,150)	(199,566,654)
Net Assets
Beginning of period	2,861,509,397	3,061,076,051
End of period	$2,192,112,247	$2,861,509,397
Other Information
Undistributed net investment income end of period	$5,261,183	$4,801,401

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$96.18	$89.78	$101.33	$87.93	$85.67
Income from Investment Operations
Net investment income (loss)B	1.54	1.28	1.34	1.37	1.43
Net realized and unrealized gain (loss)	(2.80)	9.12	(4.86)	17.28	7.51
Total from investment operations	(1.26)	10.40	(3.52)	18.65	8.94
Distributions from net investment income	(1.55)	(1.37)	(1.31)	(1.28)	(1.44)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.85)	(4.00)C	(8.03)	(5.25)D	(6.68)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$87.07	$96.18	$89.78	$101.33	$87.93
Total ReturnF,G	(1.68)%	11.91%	(3.51)%	21.95%	10.53%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%	1.04%	1.04%	1.05%	1.06%
Expenses net of fee waivers, if any	1.05%	1.04%	1.04%	1.05%	1.06%
Expenses net of all reductions	1.04%	1.03%	1.04%	1.05%	1.06%
Net investment income (loss)	1.60%	1.37%	1.45%	1.45%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$317,366	$522,014	$470,249	$414,151	$329,459
Portfolio turnover rateJ	76%	56%K	63%	42%K	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$95.42	$89.10	$100.61	$87.37	$85.18
Income from Investment Operations
Net investment income (loss)B	1.27	1.01	1.08	1.10	1.18
Net realized and unrealized gain (loss)	(2.78)	9.07	(4.83)	17.15	7.46
Total from investment operations	(1.51)	10.08	(3.75)	18.25	8.64
Distributions from net investment income	(1.31)	(1.12)	(1.04)	(1.04)	(1.21)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.61)	(3.76)	(7.76)	(5.01)C	(6.45)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$86.30	$95.42	$89.10	$100.61	$87.37
Total ReturnE,F	(1.94)%	11.61%	(3.78)%	21.60%	10.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.32%	1.32%	1.33%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.32%	1.33%
Expenses net of all reductions	1.31%	1.31%	1.31%	1.32%	1.33%
Net investment income (loss)	1.33%	1.09%	1.17%	1.18%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$76,572	$89,925	$76,586	$81,489	$61,421
Portfolio turnover rateI	76%	56%J	63%	42%J	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$93.89	$87.77	$99.27	$86.32	$84.28
Income from Investment Operations
Net investment income (loss)B	.81	.56	.63	.65	.75
Net realized and unrealized gain (loss)	(2.73)	8.92	(4.75)	16.93	7.36
Total from investment operations	(1.92)	9.48	(4.12)	17.58	8.11
Distributions from net investment income	(.82)	(.73)	(.65)	(.65)	(.84)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.12)	(3.36)C	(7.38)D	(4.63)	(6.07)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$84.85	$93.89	$87.77	$99.27	$86.32
Total ReturnG,H	(2.41)%	11.07%	(4.23)%	21.03%	9.70%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.79%	1.80%	1.80%	1.80%	1.82%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.82%
Expenses net of all reductions	1.78%	1.79%	1.79%	1.80%	1.81%
Net investment income (loss)	.86%	.61%	.69%	.70%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$228,874	$308,350	$250,576	$228,151	$164,669
Portfolio turnover rateK	76%	56%L	63%	42%L	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 E Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$97.01	$90.48	$102.03	$88.51	$86.17
Income from Investment Operations
Net investment income (loss)B	1.82	1.56	1.61	1.64	1.69
Net realized and unrealized gain (loss)	(2.82)	9.20	(4.89)	17.40	7.55
Total from investment operations	(1.00)	10.76	(3.28)	19.04	9.24
Distributions from net investment income	(1.86)	(1.60)	(1.55)	(1.54)	(1.66)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(8.16)	(4.23)C	(8.27)	(5.52)	(6.90)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$87.85	$97.01	$90.48	$102.03	$88.51
Total ReturnE	(1.40)%	12.24%	(3.25)%	22.27%	10.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.79%
Expenses net of all reductions	.76%	.76%	.76%	.77%	.79%
Net investment income (loss)	1.89%	1.64%	1.72%	1.73%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$1,328,696	$1,665,604	$2,039,983	$2,173,970	$1,328,594
Portfolio turnover rateH	76%	56%I	63%	42%I	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$96.82	$90.34	$101.91	$88.33	$85.92
Income from Investment Operations
Net investment income (loss)B	1.81	1.54	1.60	1.59	1.66
Net realized and unrealized gain (loss)	(2.82)	9.19	(4.89)	17.40	7.53
Total from investment operations	(1.01)	10.73	(3.29)	18.99	9.19
Distributions from net investment income	(1.83)	(1.61)	(1.55)	(1.44)	(1.54)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(8.13)	(4.25)	(8.28)C	(5.41)D	(6.78)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$87.68	$96.82	$90.34	$101.91	$88.33
Total ReturnF	(1.41)%	12.22%	(3.26)%	22.26%	10.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.78%	.80%	.82%
Expenses net of fee waivers, if any	.78%	.78%	.77%	.80%	.82%
Expenses net of all reductions	.77%	.77%	.77%	.80%	.82%
Net investment income (loss)	1.88%	1.63%	1.71%	1.70%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$240,605	$275,616	$216,836	$198,538	$154,271
Portfolio turnover rateI	76%	56%J	63%	42%J	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Consumer Staples and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$387,126,400
Gross unrealized depreciation	(98,497,007)
Net unrealized appreciation (depreciation)	$288,629,393
Tax Cost	$1,902,566,851

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,462,244
Undistributed long-term capital gain	$124,428,083
Net unrealized appreciation (depreciation) on securities and other investments	$288,683,400

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$43,177,465	$ 67,916,475
Long-term Capital Gains	165,062,987	58,550,261
Total	$208,240,452	$ 126,466,736

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,965,840,225 and $2,509,410,359, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$917,644	$2,440
Class M	.25%	.25%	436,644	–
Class C	.75%	.25%	2,860,584	395,349
			$4,214,872	$397,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$198,511
Class M	22,666
Class C(a)	46,661
$267,838

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$757,447.21
Class M	196,881.23
Class C	569,799.20
Consumer Staples	2,676,898.17
Class I	650,609.18
	$4,851,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $68,312 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,534,242	1.55%	$16,347

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,230,314 shares of Consumer Staples Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $205,991,818. The Fund had a net realized gain of $85,065,706 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Consumer Staples Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,646.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,453 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,511,333. The weighted average interest rate was 1.92%. The interest expense amounted to $402 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $148,330 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25,015.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$5,661,958	$7,577,410
Class M	1,157,943	1,043,893
Class C	2,342,161	2,453,649
Consumer Staples	28,193,421	28,450,076
Class I	5,821,982	4,802,129
Total	$43,177,465	$44,327,157
From net realized gain
Class A	$23,291,142	$14,585,099
Class M	5,598,245	2,440,856
Class B	–	38,559
Class C	18,434,923	8,724,413
Consumer Staples	96,942,698	48,589,839
Class I	20,795,979	7,760,813
Total	$165,062,987	$82,139,579

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	878,413	2,074,631	$84,134,789	$195,949,659
Reinvestment of distributions	304,910	237,892	28,169,668	21,465,950
Shares redeemed	(2,965,599)	(2,123,267)	(284,396,390)	(197,828,865)
Net increase (decrease)	(1,782,276)	189,256	$(172,091,933)	$19,586,744
Class M
Shares sold	105,204	258,361	$10,021,877	$24,169,768
Reinvestment of distributions	73,231	37,389	6,708,282	3,349,216
Shares redeemed	(233,572)	(212,844)	(22,022,226)	(19,792,973)
Net increase (decrease)	(55,137)	82,906	$(5,292,067)	$7,726,011
Class B
Shares sold	–	1,629	$–	$151,958
Reinvestment of distributions	–	379	–	35,399
Shares redeemed	–	(78,913)	–	(7,397,851)
Net increase (decrease)	–	(76,905)	$–	$(7,210,494)
Class C
Shares sold	324,616	1,245,446	$30,510,004	$115,155,143
Reinvestment of distributions	218,231	115,157	19,684,994	10,152,865
Shares redeemed	(1,129,562)	(931,585)	(104,331,925)	(84,513,838)
Net increase (decrease)	(586,715)	429,018	$(54,136,927)	$40,794,170
Consumer Staples
Shares sold	1,946,234	4,086,473	$188,435,249	$389,479,615
Reinvestment of distributions	1,262,390	801,941	117,653,205	73,103,322
Shares redeemed	(5,253,889)	(10,263,589)(a)	(504,239,846)	(963,924,332)(a)
Net increase (decrease)	(2,045,265)	(5,375,175)	$(198,151,392)	$(501,341,395)
Class I
Shares sold	2,545,385	2,282,645	$246,802,163	$217,344,361
Reinvestment of distributions	261,308	121,641	24,362,082	11,031,386
Shares redeemed	(2,909,251)	(1,957,632)	(279,038,053)	(183,001,020)
Net increase (decrease)	(102,558)	446,654	$(7,873,808)	$45,374,727

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Gold Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(15.90)%	(10.00)%	(7.63)%
Class M (incl. 3.50% sales charge)	(14.15)%	(9.85)%	(7.67)%
Class C (incl. contingent deferred sales charge)	(12.24)%	(9.57)%	(7.75)%
Class I	(10.47)%	(8.63)%	(6.78)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Gold Fund - Class A on February 29, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$4,524	Fidelity Advisor® Gold Fund - Class A
$25,307	S&P 500® Index

Fidelity Advisor® Gold Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, trailing the combined -7.04% return of the S&P® Global BMI Gold Capped Index for the first month of the period and the S&P® Global BMI Gold Capped 20/45 Linked Index for the past 11 months. The fund also lagged the 17.10% gain of the broad market S&P 500® index. Although the price of gold bullion rose more than 5% this period, gold stocks – which conceptually are viewed by many investors as a financial asset insurance policy and outperform when stocks, bonds and currencies decline –by and large were met with skepticism amid the strong equity-market rally. The fund was positioned for a more favorable gold market, represented by its emphasis on stocks with a higher beta due to positive fundamental factors, including macroeconomic imbalances, geopolitical tension and a favorable supply-and-demand profile. This positioning generally detracted from performance versus the S&P gold index because investors lacked conviction in the gold asset class, which caused lower-beta gold stocks to outperform higher-beta stocks. Among individual stocks, the biggest relative detractor was an overweighting in Torex Gold Resources, as its mining assets in Mexico suffered from local problems that hindered development. In addition, the fund's foreign holdings detracted overall, despite the tailwind from a broadly weaker U.S. dollar. Conversely, among the largest relative contributors were underweightings in poor-performers Barrick Gold and Canada's Goldcorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On April 1, 2017, the fund’s industry benchmark changed from the S&P® Global BMI Gold Capped Index (a custom index developed for Fidelity) to the S&P® Global BMI Gold Capped 20/45 Linked Index (a public benchmark that became available more recently). Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new S&P® index will continue to provide shareholders with meaningful performance comparisons. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2018

% of fund's net assets
Newmont Mining Corp.	9.4
Randgold Resources Ltd. sponsored ADR	6.9
B2Gold Corp.	6.8
Silver Bullion	5.8
Barrick Gold Corp.	5.5
Agnico Eagle Mines Ltd. (Canada)	5.5
Franco-Nevada Corp.	4.6
Premier Gold Mines Ltd.	3.3
Goldcorp, Inc.	3.2
Newcrest Mining Ltd.	3.0
54.0

Top Industries (% of fund's net assets)

As of February 28, 2018
Gold	89.2%
Commodities & Related Investments*	6.9%
Silver	1.4%
Diversified Metals & Mining	0.9%
Copper	0.6%
Precious Metals & Minerals	0.4%
All Others**	0.6%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of February 28, 2018
Canada	59.8%
United States of America*	19.8%
Bailiwick of Jersey	6.9%
South Africa	4.7%
Australia	4.6%
Cayman Islands	1.8%
Peru	1.7%
United Kingdom	0.5%
China	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
Australia - 4.6%
Metals & Mining - 4.6%
Gold - 4.6%
Dacian Gold Ltd. (a)	72,596	$147,626
Evolution Mining Ltd.	1,766,243	3,913,579
Gold Road Resources Ltd. (a)	1,080,000	668,227
Newcrest Mining Ltd.	2,284,162	37,484,437
Northern Star Resources Ltd.	543,118	2,636,760
Perseus Mining Ltd.:
(Australia) (a)	1,717,134	527,507
(Canada) (a)	1,300,000	395,106
Resolute Mng Ltd.	4,701,949	4,044,000
Saracen Mineral Holdings Ltd. (a)	3,087,787	3,866,216
Silver Lake Resources Ltd. (a)	2,840,985	769,899
St Barbara Ltd.	832,257	2,639,728
		57,093,085
Bailiwick of Jersey - 6.9%
Metals & Mining - 6.9%
Gold - 6.9%
Randgold Resources Ltd. sponsored ADR	1,062,895	86,115,753
Canada - 59.8%
Metals & Mining - 59.8%
Copper - 0.5%
First Quantum Minerals Ltd.	356,300	5,805,980
Lundin Mining Corp.	20,000	130,143
		5,936,123
Diversified Metals & Mining - 0.9%
Arizona Mining, Inc. (a)	1,195,122	3,781,324
Ivanhoe Mines Ltd. (a)	3,070,000	7,727,634
Sabina Gold & Silver Corp. (a)	65,500	89,327
		11,598,285
Gold - 56.7%
Agnico Eagle Mines Ltd. (Canada)	1,798,101	68,507,760
Alacer Gold Corp. (a)	2,604,063	4,099,289
Alamos Gold, Inc.	4,795,512	24,366,224
Argonaut Gold, Inc. (a)	5,931,462	11,001,309
B2Gold Corp. (a)	28,645,793	85,053,360
Barrick Gold Corp.	5,988,569	68,976,816
Belo Sun Mining Corp. (a)	40,800	10,810
Centerra Gold, Inc. (a)	457,500	2,395,885
Continental Gold, Inc. (a)(b)	9,561,700	28,390,023
Detour Gold Corp. (a)	2,665,600	24,304,489
Detour Gold Corp. (a)(c)	785,900	7,165,703
Eldorado Gold Corp.	8,480,935	9,120,706
First Mining Finance Corp. (a)	170,000	61,604
Franco-Nevada Corp.	816,900	57,244,115
Gold Standard Ventures Corp. (a)	3,114,300	5,096,657
Goldcorp, Inc.	3,212,100	40,201,314
Guyana Goldfields, Inc. (a)	4,785,800	18,573,320
Guyana Goldfields, Inc. (a)(c)	155,000	601,543
IAMGOLD Corp. (a)	1,614,000	8,490,103
Kinross Gold Corp. (a)	4,549,391	16,344,056
Kirkland Lake Gold Ltd.	668,119	10,486,219
Klondex Mines Ltd. (a)	1,834,478	2,544,709
Liberty Gold Corp. (a)	1,418,150	436,541
Lundin Gold, Inc. (a)	13,800	54,310
New Gold, Inc. (a)	5,696,375	14,338,600
Novagold Resources, Inc. (a)	2,014,500	8,006,507
OceanaGold Corp.	9,871,932	26,310,791
Osisko Gold Royalties Ltd.	1,220,293	11,830,147
Premier Gold Mines Ltd. (a)(b)	16,645,522	40,731,717
Pretium Resources, Inc. (a)	1,802,683	11,533,687
Pretium Resources, Inc. (a)(c)	225,000	1,439,565
Rubicon Minerals Corp. (a)	1,000	974
Sandstorm Gold Ltd. (a)	1,855,475	8,516,792
Seabridge Gold, Inc. (a)	1,449,090	15,432,809
SEMAFO, Inc. (a)	7,590,000	20,228,959
Ssr Mining, Inc. (a)	1,338,700	11,111,210
Tahoe Resources, Inc.	3,099,438	15,168,696
Teranga Gold Corp. (a)	1,220,814	3,510,601
Torex Gold Resources, Inc. (a)	2,697,600	21,022,444
Wesdome Gold Mines, Inc. (a)	140,000	204,021
Yamana Gold, Inc.	1,190,620	3,460,889
		706,375,274
Precious Metals & Minerals - 0.3%
Dalradian Resources, Inc. (a)	784,500	666,385
Osisko Mining, Inc. (a)	1,464,800	3,082,107
		3,748,492
Silver - 1.4%
MAG Silver Corp. (a)	584,500	6,112,835
Pan American Silver Corp.	19,300	292,202
Wheaton Precious Metals Corp.	611,800	11,676,264
		18,081,301
TOTAL METALS & MINING		745,739,475
Cayman Islands - 1.8%
Metals & Mining - 1.8%
Gold - 1.8%
Endeavour Mining Corp. (a)	1,200,040	22,631,677
China - 0.2%
Metals & Mining - 0.2%
Gold - 0.2%
Zijin Mng Group Co. Ltd. (H Shares)	4,947,000	2,256,024
Peru - 1.7%
Metals & Mining - 1.7%
Gold - 1.7%
Compania de Minas Buenaventura SA sponsored ADR	1,403,397	21,822,823
South Africa - 4.7%
Metals & Mining - 4.7%
Gold - 4.7%
AngloGold Ashanti Ltd. sponsored ADR	3,580,808	33,444,747
Gold Fields Ltd. sponsored ADR	3,299,426	12,933,750
Harmony Gold Mining Co. Ltd.	1,484,000	2,979,005
Harmony Gold Mining Co. Ltd. sponsored ADR	1,460,400	3,037,632
Sibanye-Stillwater ADR	1,448,712	5,635,490
		58,030,624
United Kingdom - 0.5%
Metals & Mining - 0.5%
Gold - 0.4%
Acacia Mining PLC	1,896,536	3,665,031
Pan African Resources PLC	550,000	53,065
Solgold PLC (a)	4,152,758	1,294,137
		5,012,233
Precious Metals & Minerals - 0.1%
Fresnillo PLC	36,000	601,474
TOTAL METALS & MINING		5,613,707
United States of America - 12.3%
Metals & Mining - 12.3%
Copper - 0.1%
Freeport-McMoRan, Inc. (a)	71,200	1,324,320
Gold - 12.2%
McEwen Mining, Inc.	1,096,410	2,138,000
Newmont Mining Corp.	3,065,078	117,085,980
Royal Gold, Inc.	408,867	33,024,188
		152,248,168
TOTAL METALS & MINING		153,572,488
TOTAL COMMON STOCKS
(Cost $1,203,012,880)		1,152,875,656
	Troy Ounces

Commodities - 6.9%
Gold Bullion (a)	10,510	13,852,180
Silver Bullion (a)	4,372,000	71,692,056
TOTAL COMMODITIES
(Cost $84,177,257)		85,544,236
	Shares

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.41% (d)	7,877,259	7,878,834
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	44,597	44,601
TOTAL MONEY MARKET FUNDS
(Cost $7,923,431)		7,923,435
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,295,113,568)		1,246,343,327
NET OTHER ASSETS (LIABILITIES) - 0.0%		528,155
NET ASSETS - 100%		$1,246,871,482

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,206,811 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$71,353
Fidelity Securities Lending Cash Central Fund	30,724
Total	$102,077

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations if applicable.

Consolidated Subsidiary

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Cayman Gold Ltd.	$87,787,763	$17,930,933	$13,452,900	$ --	$(342,822)	$(6,445,854)	$85,477,120

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Continental Gold, Inc.	$26,033,941	$4,588,834	$--	$--	$--	$(2,232,752)	$28,390,023
Premier Gold Mines Ltd.	29,885,078	2,666,090	72,855	--	(70,838)	8,324,242	40,731,717
Total	$55,919,019	$7,254,924	$72,855	$--	$(70,838)	$6,091,490	$69,121,740

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,152,875,656	$1,085,328,941	$67,546,715	$--
Commodities	85,544,236	85,544,236	--	--
Money Market Funds	7,923,435	7,923,435	--	--
Total Investments in Securities:	$1,246,343,327	$1,178,796,612	$67,546,715	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$128,252,118
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,126,825,246)	$1,083,753,916
Fidelity Central Funds (cost $7,923,431)	7,923,435
Commodities (cost $84,177,257)	85,544,236
Other affiliated issuers (cost $76,187,634)	69,121,740
Total Investment in Securities (cost $1,295,113,568)		$1,246,343,327
Cash		22,174
Foreign currency held at value (cost $118,637)		118,027
Receivable for fund shares sold		2,909,206
Dividends receivable		401,265
Distributions receivable from Fidelity Central Funds		7,207
Prepaid expenses		4,742
Other receivables		109,275
Total assets		1,249,915,223
Liabilities
Payable for fund shares redeemed	$1,711,639
Accrued management fee	585,359
Transfer agent fee payable	243,128
Distribution and service plan fees payable	103,210
Other affiliated payables	49,286
Other payables and accrued expenses	306,441
Collateral on securities loaned	44,678
Total liabilities		3,043,741
Net Assets		$1,246,871,482
Net Assets consist of:
Paid in capital		$2,676,918,722
Accumulated net investment loss		(6,965,927)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,374,310,048)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(48,771,265)
Net Assets		$1,246,871,482
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($61,703,022 ÷ 3,371,731 shares)		$18.30
Maximum offering price per share (100/94.25 of $18.30)		$19.42
Class M:
Net Asset Value and redemption price per share ($19,354,931 ÷ 1,078,619 shares)		$17.94
Maximum offering price per share (100/96.50 of $17.94)		$18.59
Class C:
Net Asset Value and offering price per share ($92,724,331 ÷ 5,407,975 shares)(a)		$17.15
Gold:
Net Asset Value, offering price and redemption price per share ($1,011,412,484 ÷ 53,861,287 shares)		$18.78
Class I:
Net Asset Value, offering price and redemption price per share ($61,676,714 ÷ 3,284,926 shares)		$18.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$9,065,413
Income from Fidelity Central Funds		102,077
Income before foreign taxes withheld		9,167,490
Less foreign taxes withheld		(770,759)
Total income		8,396,731
Expenses
Management fee	$8,057,489
Transfer agent fees	3,166,111
Distribution and service plan fees	1,323,699
Accounting and security lending fees	648,333
Custodian fees and expenses	285,314
Independent trustees' fees and expenses	31,871
Registration fees	127,041
Audit	69,707
Legal	18,937
Miscellaneous	90,618
Total expenses before reductions	13,819,120
Expense reductions	(286,035)	13,533,085
Net investment income (loss)		(5,136,354)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(19,779,519)
Fidelity Central Funds	(81)
Other affiliated issuers	(70,838)
Commodities	48,173
Foreign currency transactions	4,306
Total net realized gain (loss)		(19,797,959)
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	(128,347,231)
Fidelity Central Funds	(8)
Other affiliated issuers	6,091,490
Assets and liabilities in foreign currencies	408
Commodities	(6,394,763)
Total change in net unrealized appreciation (depreciation)		(128,650,104)
Net gain (loss)		(148,448,063)
Net increase (decrease) in net assets resulting from operations		$(153,584,417)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,136,354)	$(8,049,958)
Net realized gain (loss)	(19,797,959)	(56,558,933)
Change in net unrealized appreciation (depreciation)	(128,650,104)	282,432,875
Net increase (decrease) in net assets resulting from operations	(153,584,417)	217,823,984
Distributions to shareholders from net realized gain	(3,130,282)	(47,051,891)
Share transactions - net increase (decrease)	(136,518,156)	114,767,885
Redemption fees	–	402,160
Total increase (decrease) in net assets	(293,232,855)	285,942,138
Net Assets
Beginning of period	1,540,104,337	1,254,162,199
End of period	$1,246,871,482	$1,540,104,337
Other Information
Accumulated net investment loss end of period	$(6,965,927)	$(49,672)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.54	$17.70	$18.11	$22.01	$30.25
Income from Investment Operations
Net investment income (loss)B	(.12)	(.16)	(.06)	(.10)	–C
Net realized and unrealized gain (loss)	(2.09)	3.59	(.35)	(3.80)	(8.25)
Total from investment operations	(2.21)	3.43	(.41)	(3.90)	(8.25)
Distributions from net realized gain	(.03)	(.60)	–	–	–
Total distributions	(.03)	(.60)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.30	$20.54	$17.70	$18.11	$22.01
Total ReturnD,E	(10.77)%	19.97%	(2.26)%	(17.72)%	(27.24)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.18%	1.19%	1.23%	1.23%	1.21%
Expenses net of fee waivers, if any	1.16%	1.16%	1.20%	1.19%	1.19%
Expenses net of all reductions	1.16%	1.16%	1.20%	1.19%	1.18%
Net investment income (loss)	(.58)%	(.71)%	(.44)%	(.51)%	- %H
Supplemental Data
Net assets, end of period (000 omitted)	$61,703	$83,589	$53,509	$46,898	$60,270
Portfolio turnover rateI	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.19	$17.37	$17.83	$21.73	$29.95
Income from Investment Operations
Net investment income (loss)B	(.17)	(.22)	(.11)	(.15)	(.06)
Net realized and unrealized gain (loss)	(2.05)	3.54	(.35)	(3.75)	(8.17)
Total from investment operations	(2.22)	3.32	(.46)	(3.90)	(8.23)
Distributions from net realized gain	(.03)	(.51)	–	–	–
Total distributions	(.03)	(.51)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$17.94	$20.19	$17.37	$17.83	$21.73
Total ReturnD,E	(11.04)%	19.62%	(2.58)%	(17.95)%	(27.45)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.48%	1.49%	1.52%	1.50%	1.49%
Expenses net of fee waivers, if any	1.47%	1.46%	1.48%	1.46%	1.47%
Expenses net of all reductions	1.47%	1.46%	1.48%	1.46%	1.46%
Net investment income (loss)	(.88)%	(1.01)%	(.72)%	(.79)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$19,355	$25,170	$17,720	$16,200	$18,402
Portfolio turnover rateH	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.36	$16.68	$17.20	$21.06	$29.15
Income from Investment Operations
Net investment income (loss)B	(.24)	(.29)	(.16)	(.23)	(.16)
Net realized and unrealized gain (loss)	(1.95)	3.42	(.36)	(3.63)	(7.94)
Total from investment operations	(2.19)	3.13	(.52)	(3.86)	(8.10)
Distributions from net realized gain	(.02)	(.45)	–	–	–
Total distributions	(.02)	(.45)	–	–	–
Redemption fees added to paid in capitalB	–	–C	–C	–C	.01
Net asset value, end of period	$17.15	$19.36	$16.68	$17.20	$21.06
Total ReturnD,E	(11.35)%	19.19%	(3.02)%	(18.33)%	(27.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.85%	1.88%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.83%	1.85%	1.93%	1.92%	1.94%
Expenses net of all reductions	1.83%	1.84%	1.93%	1.92%	1.93%
Net investment income (loss)	(1.25)%	(1.40)%	(1.17)%	(1.25)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$92,724	$101,215	$52,732	$39,429	$33,811
Portfolio turnover rateH	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.02	$18.12	$18.50	$22.41	$30.72
Income from Investment Operations
Net investment income (loss)B	(.05)	(.09)	(.03)	(.04)	.06
Net realized and unrealized gain (loss)	(2.14)	3.66	(.35)	(3.87)	(8.38)
Total from investment operations	(2.19)	3.57	(.38)	(3.91)	(8.32)
Distributions from net realized gain	(.05)	(.68)	–	–	–
Total distributions	(.05)	(.68)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.78	$21.02	$18.12	$18.50	$22.41
Total ReturnD	(10.47)%	20.38%	(2.05)%	(17.45)%	(27.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.87%	.97%	.94%	.94%
Expenses net of fee waivers, if any	.85%	.84%	.93%	.90%	.92%
Expenses net of all reductions	.84%	.84%	.93%	.90%	.91%
Net investment income (loss)	(.26)%	(.39)%	(.17)%	(.22)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,011,412	$1,271,458	$1,076,206	$992,944	$1,275,913
Portfolio turnover rateG	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.02	$18.13	$18.50	$22.41	$30.69
Income from Investment Operations
Net investment income (loss)B	(.05)	(.09)	(.02)	(.04)	.07
Net realized and unrealized gain (loss)	(2.14)	3.67	(.35)	(3.87)	(8.36)
Total from investment operations	(2.19)	3.58	(.37)	(3.91)	(8.29)
Distributions from net realized gain	(.05)	(.70)	–	–	–
Total distributions	(.05)	(.70)	–	–	–
Redemption fees added to paid in capitalB	–	.01	–C	–C	.01
Net asset value, end of period	$18.78	$21.02	$18.13	$18.50	$22.41
Total ReturnD	(10.47)%	20.41%	(2.00)%	(17.45)%	(26.98)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.87%	.92%	.90%	.87%
Expenses net of fee waivers, if any	.83%	.84%	.88%	.86%	.85%
Expenses net of all reductions	.83%	.84%	.88%	.86%	.84%
Net investment income (loss)	(.24)%	(.39)%	(.12)%	(.18)%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$61,677	$58,673	$52,607	$23,667	$107,830
Portfolio turnover rateG	13%	28%	20%	20%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2018

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Gold and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Consolidated Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $85,477,120 in the Subsidiary, representing 6.9% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, information on transfers between Levels 1 and 2 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$241,909,637
Gross unrealized depreciation	(442,632,944)
Net unrealized appreciation (depreciation)	$(200,723,307)
Tax Cost	$1,446,999,518

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,264,055,651)
Net unrealized appreciation (depreciation) on securities and other investments	$(200,721,875)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(141,667,626)
Long-term	(1,122,388,025)
Total capital loss carryforward	$(1,264,055,651)

The Fund intends to elect to defer to its next fiscal year $6,867,607 of ordinary losses recognized during the period January 1, 2018 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$3,130,282	$ 47,051,891

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $188,488,420 and $329,808,540, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .56% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$182,210	$7,154
Class M	.25%	.25%	116,752	10
Class C	.75%	.25%	1,024,737	245,159
			$1,323,699	$252,323

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,750
Class M	6,668
Class C(a)	13,328
$50,746

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$206,820.28
Class M	78,845.34
Class C	209,550.20
Gold	2,539,863.22
Class I	131,033.20
	$3,166,111

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,705 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,500.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,369 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,724.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $249,612.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,857 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,566.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net realized gain
Class A	$127,654	$2,221,326
Class M	32,220	587,030
Class C	80,827	2,039,868
Gold	2,740,284	40,224,766
Class I	149,297	1,978,901
Total	$3,130,282	$47,051,891

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	960,171	3,164,607	$19,302,127	$69,537,871
Reinvestment of distributions	5,732	120,564	125,534	2,146,978
Shares redeemed	(1,663,786)	(2,238,855)	(33,274,700)	(48,377,613)
Net increase (decrease)	(697,883)	1,046,316	$(13,847,039)	$23,307,236
Class M
Shares sold	233,072	712,177	$4,622,741	$15,561,760
Reinvestment of distributions	1,488	32,071	32,029	560,038
Shares redeemed	(402,307)	(517,783)	(7,900,562)	(11,004,318)
Net increase (decrease)	(167,747)	226,465	$(3,245,792)	$5,117,480
Class B
Shares sold	–	7,043	$–	$134,526
Shares redeemed	–	(89,907)	–	(1,923,575)
Net increase (decrease)	–	(82,864)	$–	$(1,789,049)
Class C
Shares sold	1,214,001	3,277,150	$22,977,515	$68,100,712
Reinvestment of distributions	3,724	115,019	76,868	1,909,405
Shares redeemed	(1,038,456)	(1,324,351)	(19,487,828)	(26,570,952)
Net increase (decrease)	179,269	2,067,818	$3,566,555	$43,439,165
Gold
Shares sold	17,998,314	44,152,495	$372,447,330	$998,832,934
Reinvestment of distributions	117,013	2,098,203	2,622,272	38,476,693
Shares redeemed	(24,743,063)	(45,146,079)	(508,056,164)	(990,273,602)
Net increase (decrease)	(6,627,736)	1,104,619	$(132,986,562)	$47,036,025
Class I
Shares sold	1,883,552	2,033,849	$38,579,606	$45,606,027
Reinvestment of distributions	6,152	97,474	137,796	1,788,422
Shares redeemed	(1,396,712)	(2,240,667)	(28,722,720)	(49,737,421)
Net increase (decrease)	492,992	(109,344)	$9,994,682	$(2,342,972)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Materials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.06%	6.74%	6.71%
Class M (incl. 3.50% sales charge)	10.30%	6.91%	6.65%
Class C (incl. contingent deferred sales charge)	12.78%	7.20%	6.54%
Class I	14.97%	8.31%	7.65%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Materials Fund - Class A on February 29, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,144	Fidelity Advisor® Materials Fund - Class A
$25,307	S&P 500® Index

Fidelity Advisor® Materials Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Rick Malnight:  For the year, the fund’s share classes (excluding sales charges, if applicable) finished roughly in line with the 14.70% return of the MSCI U.S. IMI Materials 25/50 Index, but trailed the S&P 500®. Versus the MSCI sector index, our sizable underweighting in the steel segment, plus good stock picking in commodity chemicals and paper packaging, bolstered fund performance. A large overweighting in strong-performing Westlake Chemical was the fund’s top relative contributor. I significantly increased this position during the period. Ethylene producer LyondellBasell Industries, the fund’s largest overweighting at period end, also contributed, as did Steel Dynamics, one of the U.S. steel producers we bought this period. Conversely, an underweighting and weak picks in industrial gases dampened the fund’s relative performance, as did positioning in fertilizers & agricultural chemicals and out-of-index exposure to trading companies and distributors. MSCI index stalwart Praxair finished as the fund’s largest relative detractor, as the stock advanced 29% this period, and we didn’t own it. Another relative detractor was strong-performing agricultural chemical supplier FMC, which we didn’t own early in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On November 17, 2017, Rick Malnight succeeded Tobias Welo as Portfolio Manager of the fund.
On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
DowDuPont, Inc.	22.3
LyondellBasell Industries NV Class A	9.8
The Chemours Co. LLC	5.4
Linde AG	5.1
WestRock Co.	4.2
Sherwin-Williams Co.	3.6
Westlake Chemical Corp.	3.1
Steel Dynamics, Inc.	3.1
Freeport-McMoRan, Inc.	3.0
FMC Corp.	2.2
61.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Chemicals	68.2%
Metals & Mining	14.6%
Containers & Packaging	10.4%
Construction Materials	4.4%
Trading Companies & Distributors	1.6%
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).

Materials Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Chemicals - 66.7%
Commodity Chemicals - 18.2%
Alpek SA de CV	3,308,900	$4,286,501
Cabot Corp.	132,800	7,991,904
Ciner Resources LP	147,200	4,073,024
LG Chemical Ltd.	33,922	11,956,471
LyondellBasell Industries NV Class A	1,704,915	184,505,901
Olin Corp.	1,045,900	33,991,750
Orion Engineered Carbons SA	447,200	12,320,360
Tronox Ltd. Class A	1,355,803	24,784,079
Westlake Chemical Corp.	536,380	58,068,499
		341,978,489
Diversified Chemicals - 30.6%
Ashland Global Holdings, Inc.	218,600	15,481,252
DowDuPont, Inc.	5,983,883	420,666,976
Eastman Chemical Co.	300,748	30,399,608
Huntsman Corp.	266,900	8,612,863
The Chemours Co. LLC	2,125,631	100,988,729
		576,149,428
Fertilizers & Agricultural Chemicals - 4.9%
CF Industries Holdings, Inc.	504,010	20,785,372
FMC Corp.	537,500	42,183,000
Nutrien Ltd.	272,427	13,385,694
The Scotts Miracle-Gro Co. Class A	187,131	16,811,849
		93,165,915
Industrial Gases - 5.1%
Linde AG (a)	436,111	96,772,567
Specialty Chemicals - 7.9%
Axalta Coating Systems Ltd. (a)	445,000	13,706,000
Celanese Corp. Class A	289,600	29,209,056
Frutarom Industries Ltd.	115,796	10,654,491
Platform Specialty Products Corp. (a)	1,973,900	20,607,516
Sherwin-Williams Co.	169,800	68,188,284
W.R. Grace & Co.	84,702	5,605,578
		147,970,925

TOTAL CHEMICALS		1,256,037,324

Construction Materials - 4.4%
Construction Materials - 4.4%
CRH PLC sponsored ADR (b)	239,200	7,917,520
Eagle Materials, Inc.	344,115	34,490,646
Summit Materials, Inc.	1,288,728	40,762,467
		83,170,633
Containers & Packaging - 10.4%
Metal & Glass Containers - 1.6%
Aptargroup, Inc.	182,800	16,345,976
Berry Global Group, Inc. (a)	261,200	14,209,280
		30,555,256
Paper Packaging - 8.8%
Avery Dennison Corp.	182,100	21,515,115
Graphic Packaging Holding Co.	2,717,095	41,598,724
Packaging Corp. of America	189,800	22,624,160
WestRock Co.	1,202,819	79,097,377
		164,835,376

TOTAL CONTAINERS & PACKAGING		195,390,632

Energy Equipment & Services - 0.5%
Oil & Gas Equipment & Services - 0.5%
Tenaris SA sponsored ADR (b)	298,700	10,302,163
Metals & Mining - 14.6%
Copper - 3.5%
Freeport-McMoRan, Inc. (a)	3,059,700	56,910,420
Lundin Mining Corp.	1,442,500	9,386,592
		66,297,012
Diversified Metals & Mining - 2.2%
Alcoa Corp. (a)	427,300	19,215,681
Glencore Xstrata PLC	3,613,113	19,000,118
Ivanhoe Mines Ltd. (a)	1,260,100	3,171,854
		41,387,653
Gold - 2.7%
Franco-Nevada Corp.	75,100	5,261,506
Newmont Mining Corp.	1,076,100	41,107,020
Randgold Resources Ltd. sponsored ADR	59,900	4,853,098
		51,221,624
Steel - 6.2%
Allegheny Technologies, Inc. (a)	250,700	6,495,637
Nucor Corp.	292,100	19,103,340
Reliance Steel & Aluminum Co.	211,600	19,079,972
Ryerson Holding Corp. (a)	541,100	5,465,110
Steel Dynamics, Inc.	1,248,900	57,761,625
United States Steel Corp.	188,255	8,190,975
		116,096,659

TOTAL METALS & MINING		275,002,948

Trading Companies & Distributors - 1.6%
Trading Companies & Distributors - 1.6%
Univar, Inc. (a)	1,040,733	29,983,518
TOTAL COMMON STOCKS
(Cost $1,467,654,984)		1,849,887,218

Nonconvertible Preferred Stocks - 1.5%
Chemicals - 1.5%
Commodity Chemicals - 1.5%
Braskem SA (PN-A)
(Cost $30,933,362)	1,982,400	28,354,016

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.41% (c)	20,056,467	20,060,478
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)	7,755,046	7,755,822
TOTAL MONEY MARKET FUNDS
(Cost $27,816,300)		27,816,300
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,526,404,646)		1,906,057,534
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(23,459,758)
NET ASSETS - 100%		$1,882,597,776

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$193,465
Fidelity Securities Lending Cash Central Fund	58,427
Total	$251,892

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,849,887,218	$1,722,158,062	$127,729,156	$--
Nonconvertible Preferred Stocks	28,354,016	28,354,016	--	--
Money Market Funds	27,816,300	27,816,300	--	--
Total Investments in Securities:	$1,906,057,534	$1,778,328,378	$127,729,156	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.6%
Netherlands	9.8%
Germany	5.1%
Canada	1.7%
Brazil	1.5%
Australia	1.3%
Bailiwick of Jersey	1.2%
Luxembourg	1.2%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $7,427,930) — See accompanying schedule: Unaffiliated issuers (cost $1,498,588,346)	$1,878,241,234
Fidelity Central Funds (cost $27,816,300)	27,816,300
Total Investment in Securities (cost $1,526,404,646)		$1,906,057,534
Foreign currency held at value (cost $20,678)		20,068
Receivable for fund shares sold		2,130,082
Dividends receivable		3,493,889
Distributions receivable from Fidelity Central Funds		21,085
Prepaid expenses		5,327
Other receivables		150,425
Total assets		1,911,878,410
Liabilities
Payable for investments purchased	$17,477,642
Payable for fund shares redeemed	2,470,957
Accrued management fee	857,894
Distribution and service plan fees payable	132,028
Other affiliated payables	356,102
Other payables and accrued expenses	233,411
Collateral on securities loaned	7,752,600
Total liabilities		29,280,634
Net Assets		$1,882,597,776
Net Assets consist of:
Paid in capital		$1,415,875,624
Undistributed net investment income		2,045,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		85,026,036
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		379,650,600
Net Assets		$1,882,597,776
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($201,933,218 ÷ 2,281,837 shares)		$88.50
Maximum offering price per share (100/94.25 of $88.50)		$93.90
Class M:
Net Asset Value and redemption price per share ($40,106,737 ÷ 456,823 shares)		$87.79
Maximum offering price per share (100/96.50 of $87.79)		$90.97
Class C:
Net Asset Value and offering price per share ($85,792,215 ÷ 1,003,158 shares)(a)		$85.52
Materials:
Net Asset Value, offering price and redemption price per share ($1,043,703,839 ÷ 11,739,884 shares)		$88.90
Class I:
Net Asset Value, offering price and redemption price per share ($511,061,767 ÷ 5,759,805 shares)		$88.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$28,739,191
Income from Fidelity Central Funds		251,892
Total income		28,991,083
Expenses
Management fee	$9,263,034
Transfer agent fees	3,402,060
Distribution and service plan fees	1,535,038
Accounting and security lending fees	529,164
Custodian fees and expenses	35,786
Independent trustees' fees and expenses	35,989
Registration fees	147,869
Audit	54,328
Legal	20,307
Interest	570
Miscellaneous	90,300
Total expenses before reductions	15,114,445
Expense reductions	(66,975)	15,047,470
Net investment income (loss)		13,943,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,685,493
Fidelity Central Funds	564
Foreign currency transactions	(70,430)
Total net realized gain (loss)		168,615,627
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	43,200,972
Fidelity Central Funds	(2,498)
Assets and liabilities in foreign currencies	7,401
Total change in net unrealized appreciation (depreciation)		43,205,875
Net gain (loss)		211,821,502
Net increase (decrease) in net assets resulting from operations		$225,765,115

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,943,613	$16,237,847
Net realized gain (loss)	168,615,627	64,095,613
Change in net unrealized appreciation (depreciation)	43,205,875	293,420,932
Net increase (decrease) in net assets resulting from operations	225,765,115	373,754,392
Distributions to shareholders from net investment income	(13,925,069)	(13,547,763)
Distributions to shareholders from net realized gain	(80,094,510)	–
Total distributions	(94,019,579)	(13,547,763)
Share transactions - net increase (decrease)	182,977,431	(113,259,980)
Redemption fees	–	17,097
Total increase (decrease) in net assets	314,722,967	246,963,746
Net Assets
Beginning of period	1,567,874,809	1,320,911,063
End of period	$1,882,597,776	$1,567,874,809
Other Information
Undistributed net investment income end of period	$2,045,516	$2,492,054

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.27	$62.94	$80.43	$86.46	$73.44
Income from Investment Operations
Net investment income (loss)B	.55	.70	.79	.51	.36
Net realized and unrealized gain (loss)	11.18	18.26	(16.80)	1.05	14.56
Total from investment operations	11.73	18.96	(16.01)	1.56	14.92
Distributions from net investment income	(.50)	(.63)	(.58)	(.43)	(.30)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.50)	(.63)	(1.48)C	(7.59)D	(1.90)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$88.50	$81.27	$62.94	$80.43	$86.46
Total ReturnF,G	14.65%	30.18%	(20.01)%	2.20%	20.46%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.07%	1.08%	1.06%	1.06%	1.10%
Expenses net of fee waivers, if any	1.07%	1.08%	1.06%	1.06%	1.10%
Expenses net of all reductions	1.06%	1.07%	1.06%	1.06%	1.09%
Net investment income (loss)	.64%	.96%	1.09%	.61%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$201,933	$229,086	$202,747	$319,740	$336,777
Portfolio turnover rateJ	67%	49%K	64%	76%K	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$80.66	$62.52	$79.95	$85.99	$73.05
Income from Investment Operations
Net investment income (loss)B	.30	.47	.56	.25	.12
Net realized and unrealized gain (loss)	11.08	18.12	(16.69)	1.06	14.48
Total from investment operations	11.38	18.59	(16.13)	1.31	14.60
Distributions from net investment income	(.25)	(.45)	(.40)	(.18)	(.06)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.25)	(.45)	(1.30)C	(7.35)	(1.66)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$87.79	$80.66	$62.52	$79.95	$85.99
Total ReturnE,F	14.30%	29.78%	(20.27)%	1.90%	20.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.36%	1.39%	1.38%	1.37%	1.40%
Expenses net of fee waivers, if any	1.36%	1.39%	1.37%	1.37%	1.40%
Expenses net of all reductions	1.35%	1.38%	1.37%	1.37%	1.39%
Net investment income (loss)	.35%	.65%	.77%	.31%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$40,107	$40,935	$30,118	$45,252	$45,223
Portfolio turnover rateI	67%	49%J	64%	76%J	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$78.72	$61.09	$78.12	$84.38	$71.96
Income from Investment Operations
Net investment income (loss)B	(.09)	.15	.24	(.12)	(.23)
Net realized and unrealized gain (loss)	10.80	17.68	(16.28)	1.03	14.23
Total from investment operations	10.71	17.83	(16.04)	.91	14.00
Distributions from net investment income	(.02)	(.20)	(.08)	–	–
Distributions from net realized gain	(3.89)	–	(.91)	(7.17)	(1.58)
Total distributions	(3.91)	(.20)	(.99)	(7.17)	(1.58)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$85.52	$78.72	$61.09	$78.12	$84.38
Total ReturnD,E	13.78%	29.21%	(20.61)%	1.43%	19.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.82%	1.83%	1.81%	1.82%	1.85%
Expenses net of fee waivers, if any	1.82%	1.82%	1.81%	1.82%	1.85%
Expenses net of all reductions	1.82%	1.82%	1.81%	1.82%	1.84%
Net investment income (loss)	(.11)%	.21%	.34%	(.14)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$85,792	$80,225	$66,896	$107,697	$106,879
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.64	$63.20	$80.77	$86.81	$73.68
Income from Investment Operations
Net investment income (loss)B	.79	.90	.98	.73	.58
Net realized and unrealized gain (loss)	11.24	18.34	(16.89)	1.05	14.63
Total from investment operations	12.03	19.24	(15.91)	1.78	15.21
Distributions from net investment income	(.77)	(.80)	(.76)	(.65)	(.48)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.77)	(.80)	(1.66)C	(7.82)	(2.08)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$88.90	$81.64	$63.20	$80.77	$86.81
Total ReturnE	14.96%	30.52%	(19.81)%	2.46%	20.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.81%	.81%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.80%	.82%
Expenses net of all reductions	.79%	.81%	.80%	.80%	.82%
Net investment income (loss)	.91%	1.22%	1.34%	.87%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$1,043,704	$882,504	$711,985	$1,107,689	$1,231,942
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$81.49	$63.07	$80.60	$86.66	$73.57
Income from Investment Operations
Net investment income (loss)B	.80	.91	1.00	.74	.59
Net realized and unrealized gain (loss)	11.22	18.31	(16.86)	1.05	14.60
Total from investment operations	12.02	19.22	(15.86)	1.79	15.19
Distributions from net investment income	(.78)	(.80)	(.77)	(.68)	(.50)
Distributions from net realized gain	(4.00)	–	(.91)	(7.17)	(1.60)
Total distributions	(4.78)	(.80)	(1.67)C	(7.85)	(2.10)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$88.73	$81.49	$63.07	$80.60	$86.66
Total ReturnE	14.97%	30.55%	(19.79)%	2.49%	20.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.79%	.78%	.78%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.78%	.78%	.81%
Expenses net of all reductions	.78%	.78%	.78%	.78%	.81%
Net investment income (loss)	.92%	1.25%	1.37%	.89%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$511,062	$335,124	$306,145	$468,371	$333,963
Portfolio turnover rateH	67%	49%I	64%	76%I	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Materials and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$412,959,681
Gross unrealized depreciation	(34,010,031)
Net unrealized appreciation (depreciation)	$378,949,650
Tax Cost	$1,527,107,884

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,171,471
Undistributed long-term capital gain	$85,810,060
Net unrealized appreciation (depreciation) on securities and other investments	$378,947,362

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(80,787)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$18,045,341	$ 13,547,763
Long-term Capital Gains	75,974,238	–
Total	$94,019,579	$ 13,547,763

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,239,934,125 and $1,125,370,092, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$496,804	$8,089
Class M	.25%	.25%	196,406	–
Class C	.75%	.25%	841,828	108,388
			$1,535,038	$116,477

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$90,137
Class M	9,649
Class C(a)	8,057
$107,843

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$436,003.22
Class M	101,499.26
Class C	186,332.22
Materials	1,835,081.20
Class I	843,145.19
	$3,402,060

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35,962 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,691,000	1.34%	$570

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 845,013 shares of Materials Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $60,325,459. The Fund had a net realized gain of $17,720,821 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Materials Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,956 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $58,427.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,367 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,608.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$1,122,417	$1,672,756
Class M	111,276	205,222
Class C	21,712	195,843
Materials	8,651,332	8,304,133
Class I	4,018,332	3,169,809
Total	$13,925,069	$13,547,763
From net realized gain
Class A	$8,907,618	$–
Class M	1,755,252	–
Class C	3,835,607	–
Materials	44,912,504	–
Class I	20,683,529	–
Total	$80,094,510	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	680,092	902,923	$58,507,834	$67,495,419
Reinvestment of distributions	113,874	20,549	9,780,873	1,575,920
Shares redeemed	(1,331,034)	(1,326,009)	(112,075,163)	(96,308,599)
Net increase (decrease)	(537,068)	(402,537)	$(43,786,456)	$(27,237,260)
Class M
Shares sold	208,725	158,674	$17,686,478	$11,939,333
Reinvestment of distributions	21,925	2,663	1,863,640	202,830
Shares redeemed	(281,358)	(135,543)	(23,392,261)	(9,849,995)
Net increase (decrease)	(50,708)	25,794	$(3,842,143)	$2,292,168
Class B
Shares sold	–	325	$–	$22,444
Shares redeemed	–	(49,631)	–	(3,403,614)
Net increase (decrease)	–	(49,306)	$–	$(3,381,170)
Class C
Shares sold	181,208	197,093	$15,047,250	$14,487,205
Reinvestment of distributions	44,268	2,419	3,679,464	179,992
Shares redeemed	(241,477)	(275,454)	(20,012,880)	(19,415,602)
Net increase (decrease)	(16,001)	(75,942)	$(1,286,166)	$(4,748,405)
Materials
Shares sold	3,151,404	2,367,980	$281,933,571	$176,958,165
Reinvestment of distributions	582,560	100,563	50,400,849	7,743,369
Shares redeemed	(2,803,708)	(2,924,430)	(242,311,502)	(214,559,584)
Net increase (decrease)	930,256	(455,887)	$90,022,918	$(29,858,050)
Class I
Shares sold	2,807,810	1,754,029	$243,189,109	$130,244,335
Reinvestment of distributions	269,534	37,780	23,282,439	2,903,738
Shares redeemed	(1,429,768)	(2,533,375)(a)	(124,602,270)	(183,475,336)(a)
Net increase (decrease)	1,647,576	(741,566)	$141,869,278	$(50,327,263)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Telecommunications Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.57)%	6.81%	6.13%
Class M (incl. 3.50% sales charge)	(7.75)%	6.97%	6.06%
Class C (incl. contingent deferred sales charge)	(5.54)%	7.31%	5.99%
Class I	(3.75)%	8.42%	7.09%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Telecommunications Fund - Class A on February 29, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,135	Fidelity Advisor® Telecommunications Fund - Class A
$25,307	S&P 500® Index

Fidelity Advisor® Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund's share classes (excluding sales charges, if applicable) returned roughly between -4% and -5%, outpacing the -7.93% return of the sector benchmark, the MSCI U.S. IMI Telecommunication Services 25/50 Index. However, the fund’s results trailed the broad-market S&P 500®. Investors generally shunned telecommunication services stocks for most of the reporting period, instead favoring higher-growth stocks. Versus the MSCI benchmark, favorable stock selection largely drove the fund’s outperformance. Choices in the integrated telecommunication services and wireless telecommunication services segments added value, as did underweighting two poor-performing index components here: Windstream Holdings (-78%) and NII Holdings (-88%), respectively. I eliminated NII from the fund this period. Elsewhere, a non-index position in wireless tower operator American Tower worked well, as the fund’s position rose 23% this period. Conversely, an underweighting in the relatively strong-performing alternative carriers segment detracted, especially avoiding index constituent PDVWireless (25%) and underweighting Orbcomm (21%). In addition, an out-of-MSCI-benchmark stake in application software stocks proved disappointing. A small position in Synchronoss Technologies returned -52% for the fund, and I eliminated this position during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Verizon Communications, Inc.	20.9
AT&T, Inc.	11.3
T-Mobile U.S., Inc.	7.7
CenturyLink, Inc.	5.4
Zayo Group Holdings, Inc.	3.9
Gci Liberty, Inc. Class A	3.7
Vonage Holdings Corp.	3.5
Cogent Communications Group, Inc.	3.3
Telephone & Data Systems, Inc.	3.0
Iridium Communications, Inc.	2.9
65.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Diversified Telecommunication Services	63.1%
Wireless Telecommunication Services	18.0%
Media	12.4%
Internet Software & Services	2.2%
Equity Real Estate Investment Trusts (Reits)	2.0%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Communications Equipment - 0.8%
Communications Equipment - 0.8%
Quantenna Communications, Inc. (a)	218,900	$3,009,875
Diversified Telecommunication Services - 63.1%
Alternative Carriers - 21.3%
CenturyLink, Inc.	1,099,140	19,421,804
Cogent Communications Group, Inc.	277,139	11,875,406
Globalstar, Inc. (a)(b)	3,109,948	2,956,317
Iliad SA	11,784	2,762,883
Iridium Communications, Inc. (a)(b)	904,911	10,587,459
ORBCOMM, Inc. (a)	231,949	2,412,270
Vonage Holdings Corp. (a)	1,244,271	12,629,351
Zayo Group Holdings, Inc. (a)	397,100	14,236,035
		76,881,525
Integrated Telecommunication Services - 41.8%
Altice U.S.A., Inc. Class A (b)	28,800	524,160
AT&T, Inc.	1,120,220	40,663,986
Atlantic Tele-Network, Inc.	91,000	5,450,900
Cincinnati Bell, Inc. (a)	546,502	8,826,007
Consolidated Communications Holdings, Inc. (b)	241,900	2,796,364
Frontier Communications Corp. (b)	246,575	1,733,422
Gci Liberty, Inc. Class A (a)	344,343	13,239,988
Verizon Communications, Inc.	1,579,697	75,414,733
Windstream Holdings, Inc. (b)	1,119,530	1,768,857
		150,418,417

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		227,299,942

Electronic Equipment & Components - 1.2%
Electronic Equipment & Instruments - 0.3%
ADT, Inc. (a)	98,500	1,040,160
Electronic Manufacturing Services - 0.9%
Fabrinet	104,500	3,150,675

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		4,190,835

Equity Real Estate Investment Trusts (REITs) - 2.0%
Specialized REITs - 2.0%
American Tower Corp.	50,690	7,062,638
Internet Software & Services - 2.2%
Internet Software & Services - 2.2%
Akamai Technologies, Inc. (a)	29,200	1,969,832
Gogo, Inc. (a)(b)	306,047	2,778,907
Pandora Media, Inc. (a)(b)	739,000	3,258,990
		8,007,729
Media - 12.4%
Cable & Satellite - 9.7%
Altice NV Class A (a)(b)	288,548	2,752,491
Comcast Corp. Class A	286,100	10,359,681
DISH Network Corp. Class A (a)	39,900	1,663,431
Liberty Broadband Corp. Class A (a)	93,100	8,135,078
Liberty Global PLC:
Class C (a)	293,936	8,826,898
LiLAC Class C (a)(c)	92,834	1
Liberty Latin America Ltd. (a)	88,834	1,816,655
Megacable Holdings S.A.B. de CV unit	346,100	1,531,968
		35,086,203
Movies & Entertainment - 2.7%
Lions Gate Entertainment Corp. Class B	12,603	338,265
Time Warner, Inc.	98,800	9,184,448
		9,522,713

TOTAL MEDIA		44,608,916

Wireless Telecommunication Services - 17.5%
Wireless Telecommunication Services - 17.5%
Millicom International Cellular SA	24,100	1,595,179
Shenandoah Telecommunications Co.	193,767	6,355,558
Sprint Corp. (a)(b)	1,358,885	7,052,613
T-Mobile U.S., Inc. (a)	459,597	27,856,174
Telephone & Data Systems, Inc.	388,464	10,892,531
U.S. Cellular Corp. (a)	164,300	6,340,337
VimpelCom Ltd. sponsored ADR	1,019,200	2,945,488
		63,037,880
TOTAL COMMON STOCKS
(Cost $312,680,019)		357,217,815

Nonconvertible Preferred Stocks - 0.5%
Wireless Telecommunication Services - 0.5%
Wireless Telecommunication Services - 0.5%
TIM Participacoes SA sponsored ADR
(Cost $1,861,185)	91,900	1,955,632

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 1.41% (d)	1,837,723	1,838,091
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	29,460,348	29,463,294
TOTAL MONEY MARKET FUNDS
(Cost $31,300,258)		31,301,385
TOTAL INVESTMENT IN SECURITIES - 108.4%
(Cost $345,841,462)		390,474,832
NET OTHER ASSETS (LIABILITIES) - (8.4)%		(30,175,304)
NET ASSETS - 100%		$360,299,528

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,867
Fidelity Securities Lending Cash Central Fund	1,024,632
Total	$1,041,499

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$357,217,815	$351,702,440	$5,515,374	$1
Nonconvertible Preferred Stocks	1,955,632	1,955,632	--	--
Money Market Funds	31,301,385	31,301,385	--	--
Total Investments in Securities:	$390,474,832	$384,959,457	$5,515,374	$1

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$15,663,328
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $27,731,294) — See accompanying schedule: Unaffiliated issuers (cost $314,541,204)	$359,173,447
Fidelity Central Funds (cost $31,300,258)	31,301,385
Total Investment in Securities (cost $345,841,462)		$390,474,832
Receivable for fund shares sold		117,779
Distributions receivable from Fidelity Central Funds		58,283
Prepaid expenses		1,443
Other receivables		25,149
Total assets		390,677,486
Liabilities
Payable for fund shares redeemed	$614,329
Accrued management fee	167,382
Distribution and service plan fees payable	13,209
Other affiliated payables	75,626
Other payables and accrued expenses	52,854
Collateral on securities loaned	29,454,558
Total liabilities		30,377,958
Net Assets		$360,299,528
Net Assets consist of:
Paid in capital		$312,723,185
Undistributed net investment income		1,308,030
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,638,240
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,630,073
Net Assets		$360,299,528
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,816,126 ÷ 320,574 shares)		$55.58
Maximum offering price per share (100/94.25 of $55.58)		$58.97
Class M:
Net Asset Value and redemption price per share ($4,847,326 ÷ 87,645 shares)		$55.31
Maximum offering price per share (100/96.50 of $55.31)		$57.32
Class C:
Net Asset Value and offering price per share ($8,395,717 ÷ 151,859 shares)(a)		$55.29
Telecommunications:
Net Asset Value, offering price and redemption price per share ($320,908,125 ÷ 5,742,379 shares)		$55.88
Class I:
Net Asset Value, offering price and redemption price per share ($8,332,234 ÷ 149,485 shares)		$55.74

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$11,959,525
Income from Fidelity Central Funds (including $1,024,632 from security lending)		1,041,499
Total income		13,001,024
Expenses
Management fee	$2,589,708
Transfer agent fees	933,897
Distribution and service plan fees	191,805
Accounting and security lending fees	192,923
Custodian fees and expenses	17,509
Independent trustees' fees and expenses	11,267
Registration fees	88,653
Audit	63,220
Legal	7,827
Interest	11,274
Miscellaneous	25,911
Total expenses before reductions	4,133,994
Expense reductions	(77,723)	4,056,271
Net investment income (loss)		8,944,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,421,052
Fidelity Central Funds	127
Foreign currency transactions	(6,535)
Total net realized gain (loss)		61,414,644
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(86,609,104)
Fidelity Central Funds	(9,530)
Assets and liabilities in foreign currencies	132
Total change in net unrealized appreciation (depreciation)		(86,618,502)
Net gain (loss)		(25,203,858)
Net increase (decrease) in net assets resulting from operations		$(16,259,105)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,944,753	$13,937,211
Net realized gain (loss)	61,414,644	61,532,842
Change in net unrealized appreciation (depreciation)	(86,618,502)	57,549,557
Net increase (decrease) in net assets resulting from operations	(16,259,105)	133,019,610
Distributions to shareholders from net investment income	(9,787,526)	(13,294,404)
Distributions to shareholders from net realized gain	(66,377,876)	(31,675,318)
Total distributions	(76,165,402)	(44,969,722)
Share transactions - net increase (decrease)	(304,973,804)	(55,515,132)
Redemption fees	–	54,102
Total increase (decrease) in net assets	(397,398,311)	32,588,858
Net Assets
Beginning of period	757,697,839	725,108,981
End of period	$360,299,528	$757,697,839
Other Information
Undistributed net investment income end of period	$1,308,030	$2,151,795

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.61	$62.32	$63.26	$58.71	$51.58
Income from Investment Operations
Net investment income (loss)B	1.05	.88	.81	.76	1.76C
Net realized and unrealized gain (loss)	(3.38)	10.68	(.76)	5.83	6.48
Total from investment operations	(2.33)	11.56	.05	6.59	8.24
Distributions from net investment income	(1.31)	(1.11)	(.54)	(2.04)	(1.11)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.70)	(4.27)	(.99)	(2.04)	(1.11)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$55.58	$69.61	$62.32	$63.26	$58.71
Total ReturnF,G	(4.06)%	18.65%	.16%	11.54%	16.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.14%	1.14%	1.15%	1.15%	1.18%
Expenses net of fee waivers, if any	1.14%	1.14%	1.15%	1.15%	1.18%
Expenses net of all reductions	1.12%	1.12%	1.15%	1.15%	1.15%
Net investment income (loss)	1.59%	1.28%	1.33%	1.26%	3.08%C
Supplemental Data
Net assets, end of period (000 omitted)	$17,816	$31,966	$13,032	$11,052	$7,712
Portfolio turnover rateJ	66%	105%K	51%	94%K	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.33	$61.95	$63.04	$58.50	$51.41
Income from Investment Operations
Net investment income (loss)B	.81	.65	.61	.57	1.59C
Net realized and unrealized gain (loss)	(3.36)	10.62	(.76)	5.81	6.44
Total from investment operations	(2.55)	11.27	(.15)	6.38	8.03
Distributions from net investment income	(1.07)	(.73)	(.49)	(1.84)	(.94)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.47)D	(3.89)	(.94)	(1.84)	(.94)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$55.31	$69.33	$61.95	$63.04	$58.50
Total ReturnG,H	(4.40)%	18.26%	(.16)%	11.19%	15.64%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.49%	1.46%	1.47%	1.47%	1.48%
Expenses net of fee waivers, if any	1.49%	1.46%	1.47%	1.47%	1.48%
Expenses net of all reductions	1.48%	1.44%	1.46%	1.46%	1.45%
Net investment income (loss)	1.24%	.96%	1.01%	.94%	2.78%C
Supplemental Data
Net assets, end of period (000 omitted)	$4,847	$6,933	$8,280	$5,095	$4,344
Portfolio turnover rateK	66%	105%L	51%	94%L	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total distributions of $11.47 per share is comprised of distributions from net investment income of $1.073 and distributions from net realized gain of $10.393 per share.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.24	$62.10	$63.04	$58.54	$51.47
Income from Investment Operations
Net investment income (loss)B	.57	.37	.36	.34	1.36C
Net realized and unrealized gain (loss)	(3.36)	10.62	(.75)	5.80	6.46
Total from investment operations	(2.79)	10.99	(.39)	6.14	7.82
Distributions from net investment income	(.77)	(.69)	(.10)	(1.64)	(.74)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.16)	(3.85)	(.55)	(1.64)	(.75)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$55.29	$69.24	$62.10	$63.04	$58.54
Total ReturnE,F	(4.75)%	17.77%	(.57)%	10.75%	15.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.86%	1.88%	1.89%	1.85%	1.88%
Expenses net of fee waivers, if any	1.86%	1.88%	1.89%	1.85%	1.88%
Expenses net of all reductions	1.85%	1.86%	1.88%	1.85%	1.85%
Net investment income (loss)	.87%	.54%	.60%	.56%	2.38%C
Supplemental Data
Net assets, end of period (000 omitted)	$8,396	$13,528	$7,735	$7,074	$5,523
Portfolio turnover rateI	66%	105%J	51%	94%J	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.97	$62.58	$63.54	$58.94	$51.75
Income from Investment Operations
Net investment income (loss)B	1.28	1.12	1.02	.96	1.96C
Net realized and unrealized gain (loss)	(3.42)	10.74	(.77)	5.85	6.51
Total from investment operations	(2.14)	11.86	.25	6.81	8.47
Distributions from net investment income	(1.56)	(1.31)	(.76)	(2.21)	(1.28)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.95)	(4.47)	(1.21)	(2.21)	(1.28)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$55.88	$69.97	$62.58	$63.54	$58.94
Total ReturnF	(3.76)%	19.06%	.49%	11.90%	16.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.80%	.82%	.83%	.85%
Expenses net of fee waivers, if any	.82%	.80%	.81%	.83%	.85%
Expenses net of all reductions	.80%	.78%	.81%	.82%	.82%
Net investment income (loss)	1.92%	1.62%	1.67%	1.58%	3.41%C
Supplemental Data
Net assets, end of period (000 omitted)	$320,908	$690,720	$689,600	$346,174	$343,548
Portfolio turnover rateI	66%	105%J	51%	94%J	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.82	$62.46	$63.38	$58.80	$51.65
Income from Investment Operations
Net investment income (loss)B	1.26	1.12	1.02	.94	1.93C
Net realized and unrealized gain (loss)	(3.39)	10.70	(.76)	5.83	6.48
Total from investment operations	(2.13)	11.82	.26	6.77	8.41
Distributions from net investment income	(1.56)	(1.30)	(.73)	(2.19)	(1.25)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.95)	(4.46)	(1.18)	(2.19)	(1.26)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$55.74	$69.82	$62.46	$63.38	$58.80
Total ReturnE	(3.75)%	19.03%	.51%	11.85%	16.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.80%	.82%	.86%	.91%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.86%	.91%
Expenses net of all reductions	.80%	.78%	.81%	.85%	.88%
Net investment income (loss)	1.91%	1.62%	1.67%	1.55%	3.35%C
Supplemental Data
Net assets, end of period (000 omitted)	$8,332	$14,550	$6,197	$2,505	$1,604
Portfolio turnover rateH	66%	105%I	51%	94%I	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Telecommunications and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,138,518
Gross unrealized depreciation	(31,769,857)
Net unrealized appreciation (depreciation)	$42,368,661
Tax Cost	$348,106,171

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,308,030
Undistributed long-term capital gain	$3,902,949
Net unrealized appreciation (depreciation) on securities and other investments	$42,365,364

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$16,292,007	$ 33,284,559
Long-term Capital Gains	59,873,395	11,685,163
Total	$76,165,402	$ 44,969,722

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $320,343,309 and $690,123,904, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$56,288	$549
Class M	.25%	.25%	28,768	–
Class C	.75%	.25%	106,749	18,929
			$191,805	$19,478

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,703
Class M	2,079
Class C(a)	4,933
$24,715

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$59,019.26
Class M	21,139.37
Class C	25,248.24
Telecommunications	805,725.19
Class I	22,766.19
	$933,897

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,814 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,749,957	1.15%	$10,093

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 805,095 shares of Telecommunications Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $53,345,591. The Fund had a net realized gain of $12,655,696 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Telecommunications Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,732 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,895,111. The weighted average interest rate was 1.21%. The interest expense amounted to $1,181 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $72,277 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,446.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$396,755	$455,173
Class M	86,824	67,280
Class C	113,266	124,522
Telecommunications	8,955,299	12,452,745
Class I	235,382	194,684
Total	$9,787,526	$13,294,404
From net realized gain
Class A	$3,147,334	$1,308,078
Class M	841,588	287,783
Class C	1,545,756	572,522
Telecommunications	59,280,788	29,029,256
Class I	1,562,410	477,679
Total	$66,377,876	$31,675,318

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	76,520	521,786	$4,987,299	$35,388,038
Reinvestment of distributions	57,962	24,324	3,454,010	1,671,796
Shares redeemed	(273,126)	(296,004)	(18,205,397)	(20,518,786)
Net increase (decrease)	(138,644)	250,106	$(9,764,088)	$16,541,048
Class M
Shares sold	21,912	82,122	$1,457,815	$5,468,018
Reinvestment of distributions	15,649	5,039	926,496	345,400
Shares redeemed	(49,923)	(120,797)	(3,308,018)	(8,187,323)
Net increase (decrease)	(12,362)	(33,636)	$(923,707)	$(2,373,905)
Class B
Shares sold	–	975	$–	$64,042
Shares redeemed	–	(5,216)	–	(349,278)
Net increase (decrease)	–	(4,241)	$–	$(285,236)
Class C
Shares sold	31,294	135,768	$2,045,854	$9,283,679
Reinvestment of distributions	25,537	8,829	1,513,170	604,885
Shares redeemed	(100,350)	(73,776)	(6,561,447)	(5,085,863)
Net increase (decrease)	(43,519)	70,821	$(3,002,423)	$4,802,701
Telecommunications
Shares sold	1,189,602	6,206,062	$77,745,057	$424,943,213
Reinvestment of distributions	1,082,670	578,869	65,288,273	39,940,628
Shares redeemed	(6,401,925)	(7,931,924)(a)	(430,649,733)	(546,713,599)(a)
Net increase (decrease)	(4,129,653)	(1,146,993)	$(287,616,403)	$(81,829,758)
Class I
Shares sold	250,120	536,498	$16,564,921	$37,085,732
Reinvestment of distributions	25,845	8,128	1,544,599	559,963
Shares redeemed	(334,874)	(435,454)	(21,776,703)	(30,015,677)
Net increase (decrease)	(58,909)	109,172	$(3,667,183)	$7,630,018

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (four of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Consumer Staples Portfolio
Class A	1.05%
Actual		$1,000.00	$972.80	$5.14
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.32%
Actual		$1,000.00	$971.50	$6.45
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class C	1.79%
Actual		$1,000.00	$969.20	$8.74
Hypothetical-C		$1,000.00	$1,015.92	$8.95
Consumer Staples	.76%
Actual		$1,000.00	$974.20	$3.72
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class I	.78%
Actual		$1,000.00	$974.10	$3.82
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Gold Portfolio
Class A	1.17%
Actual		$1,000.00	$845.70	$5.35
Hypothetical-C		$1,000.00	$1,018.99	$5.86
Class M	1.47%
Actual		$1,000.00	$844.20	$6.72
Hypothetical-C		$1,000.00	$1,017.50	$7.35
Class C	1.83%
Actual		$1,000.00	$843.20	$8.36
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Gold	.85%
Actual		$1,000.00	$847.50	$3.89
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Class I	.83%
Actual		$1,000.00	$847.50	$3.80
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Materials Portfolio
Class A	1.06%
Actual		$1,000.00	$1,080.90	$5.47
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class M	1.35%
Actual		$1,000.00	$1,079.30	$6.96
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.81%
Actual		$1,000.00	$1,076.80	$9.32
Hypothetical-C		$1,000.00	$1,015.82	$9.05
Materials	.78%
Actual		$1,000.00	$1,082.40	$4.03
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class I	.78%
Actual		$1,000.00	$1,082.50	$4.03
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Telecommunications Portfolio
Class A	1.14%
Actual		$1,000.00	$946.90	$5.50
Hypothetical-C		$1,000.00	$1,019.14	$5.71
Class M	1.50%
Actual		$1,000.00	$945.20	$7.23
Hypothetical-C		$1,000.00	$1,017.36	$7.50
Class C	1.86%
Actual		$1,000.00	$943.40	$8.96
Hypothetical-C		$1,000.00	$1,015.57	$9.30
Telecommunications	.82%
Actual		$1,000.00	$948.20	$3.96
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Class I	.82%
Actual		$1,000.00	$948.40	$3.96
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	4/12/18	4/11/18	$0.207	$5.129
Class M	4/12/18	4/11/18	$0.166	$5.129
Class C	4/12/18	4/11/18	$0.088	$5.129
Consumer Staples	4/12/18	4/11/18	$0.255	$5.129
Class I	4/12/18	4/11/18	$0.251	$5.129
Gold Portfolio
Class A	4/12/18	4/11/18	$0.000	$0.000
Class M	4/12/18	4/11/18	$0.000	$0.000
Class C	4/12/18	4/11/18	$0.000	$0.000
Gold	4/12/18	4/11/18	$0.000	$0.000
Class I	4/12/18	4/11/18	$0.000	$0.000
Materials Portfolio
Class A	4/12/18	4/11/18	$0.077	$4.161
Class M	4/12/18	4/11/18	$0.035	$4.161
Class C	4/12/18	4/11/18	$0.000	$4.161
Materials	4/12/18	4/11/18	$0.119	$4.161
Class I	4/12/18	4/11/18	$0.121	$4.161
Telecommunications Portfolio
Class A	4/12/18	4/11/18	$0.183	$0.615
Class M	4/12/18	4/11/18	$0.143	$0.615
Class C	4/12/18	4/11/18	$0.109	$0.615
Telecommunications	4/12/18	4/11/18	$0.213	$0.615
Class I	4/12/18	4/11/18	$0.210	$0.615

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples Portfolio	$297,296,339
Materials Portfolio	$150,893,353
Telecommunications Portfolio	$50,643,126

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class I
Consumer Staples Portfolio
April 2017	100%	100%	100%	86%	84%
December 2017	100%	100%	100%	100%	100%
Gold Portfolio
April 2017	11%	14%	23%	8%	8%
Materials Portfolio
April 2017	100%	100%	100%	100%	100%
December 2017	100%	100%	100%	100%	100%
Telecommunications Portfolio
April 2017	100%	100%	100%	100%	100%
December 2017	100%	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I
Consumer Staples Portfolio
April 2017	100%	100%	100%	100%	100%
December 2017	100%	100%	100%	100%	100%
Gold Portfolio
April 2017	38%	49%	80%	29%	28%
Materials Portfolio
April 2017	100%	100%	100%	100%	100%
December 2017	100%	100%	100%	100%	100%
Telecommunications Portfolio
April 2017	100%	100%	100%	93%	92%
December 2017	100%	100%	100%	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/13/17	$0.0102	$0.0021
Class M	04/13/17	$0.0079	$0.0021
Class C	04/13/17	$0.0048	$0.0021
Gold	04/13/17	$0.0136	$0.0021
Class I	04/13/17	$0.0142	$0.0021

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2017.

For each of Gold Portfolio and Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2017 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for the 12-month period ended June 30, 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M of certain funds was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the total expense ratio of Class M of each of Gold Portfolio and Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Consumer Staples Portfolio.

	# of Votes	% of Votes
Affirmative	1,047,860,661.69	67.586
Against	172,474,017.24	11.125
Abstain	142,090,530.94	9.164
Broker Non-Vote	188,000,815.27	12.125
TOTAL	1,550,426,025.14	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Gold Portfolio.

	# of Votes	% of Votes
Affirmative	551,653,263.84	68.465
Against	97,346,103.67	12.082
Abstain	55,639,285.11	6.905
Broker Non-Vote	101,109,455.71	12.548
TOTAL	805,748,108.33	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Materials Portfolio.

	# of Votes	% of Votes
Affirmative	646,463,758.16	67.767
Against	104,408,119.98	10.945
Abstain	75,339,602.11	7.898
Broker Non-Vote	127,741,389.12	13.390
TOTAL	953,952,869.37	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Telecommunications Portfolio.

	# of Votes	% of Votes
Affirmative	162,019,030.04	74.073
Against	27,461,064.77	12.555
Abstain	16,983,637.20	7.765
Broker Non-Vote	12,265,953.67	5.607
TOTAL	218,729,685.68	100.000

PROPOSAL 3

To modify Gold Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	569,696,386.64	70.705
Against	80,140,442.00	9.946
Abstain	54,801,823.98	6.801
Broker Non-Vote	101,109,455.71	12.548
TOTAL	805,748,108.33	100.000

PROPOSAL 3

To modify Telecommunications Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	165,072,876.21	75.469
Against	22,149,640.69	10.127
Abstain	19,241,215.11	8.797
Broker Non-Vote	12,265,953.67	5.607
TOTAL	218,729,685.68	100.000

ASGMT-ANN-0418
1.845780.111

Fidelity® Select Portfolios® Consumer Staples Sector Consumer Staples Portfolio Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio	(1.40)%	7.73%	8.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,350	Consumer Staples Portfolio
$25,307	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager James McElligott:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -1% and -3%, trailing the -0.37% result of the MSCI U.S. IMI Consumer Staples 25/50 Index and well behind the S&P 500®. Consumer staples lagged the broader equity market, as investors favored more economically sensitive sectors. Versus the MSCI sector index, the fund’s sizable underexposure to the hypermarkets & super centers segment hurt. Most notable was our large underweighting in discount retailer Walmart, which saw its stock climb 30% as investors grew more confident in the company’s ability to compete with e-commerce juggernaut Amazon.com (not in the fund). An overweighting in the weak-performing tobacco segment and stock picks in the food retail group also detracted. In particular, shares of Kroger (-13%) fell as increased competition led to an earnings shortfall. Investor disappointment with the grocer’s decision to use its savings from tax reform to boost employee wages and lower prices also pressured the stock. By contrast, a sizable overweighting in the strong-performing personal products category and stock picks in the tobacco and soft drinks groups helped relative performance. Standouts included beauty products company Estee Lauder (+69%), which benefited from strong growth overseas, new products and the acquisition of some faster-growing brands. Foreign holdings also contributed overall, aided in part by a broadly weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On November 17, 2017, James McElligott became Portfolio Manager of the fund, succeeding Robert Lee. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund’s fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
The Coca-Cola Co.	8.6
Procter & Gamble Co.	8.0
Philip Morris International, Inc.	7.7
PepsiCo, Inc.	7.1
Monster Beverage Corp.	4.4
CVS Health Corp.	4.1
Mondelez International, Inc.	3.8
Altria Group, Inc.	3.7
Costco Wholesale Corp.	3.3
Spectrum Brands Holdings, Inc.	3.0
53.7

Top Industries (% of fund's net assets)

As of February 28, 2018
Beverages	27.8%
Food Products	19.5%
Household Products	14.4%
Food & Staples Retailing	13.7%
Tobacco	13.4%
All Others*	11.2%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Beverages - 27.8%
Brewers - 1.2%
Beijing Yanjing Brewery Co. Ltd. Class A	14,437,040	$16,241,964
China Resources Beer Holdings Co. Ltd.	162,000	623,910
Molson Coors Brewing Co. Class B	108,900	8,303,625
		25,169,499
Distillers & Vintners - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	190,000	40,941,200
Kweichow Moutai Co. Ltd. (A Shares)	13,453	1,531,664
		42,472,864
Soft Drinks - 24.7%
Britvic PLC	525,074	4,882,222
Coca-Cola Bottling Co. Consolidated	101,344	18,911,804
Coca-Cola European Partners PLC	848,453	32,258,183
Coca-Cola HBC AG	58,450	1,910,856
Coca-Cola West Co. Ltd.	100,500	3,804,667
Dr. Pepper Snapple Group, Inc.	293,300	34,096,125
Fever-Tree Drinks PLC	92,513	3,159,063
Monster Beverage Corp. (a)	1,535,302	97,292,088
PepsiCo, Inc.	1,423,200	156,167,736
The Coca-Cola Co.	4,366,218	188,707,942
		541,190,686

TOTAL BEVERAGES		608,833,049

Chemicals - 0.3%
Specialty Chemicals - 0.3%
Frutarom Industries Ltd.	70,500	6,486,766
Food & Staples Retailing - 13.7%
Drug Retail - 6.4%
CVS Health Corp.	1,318,003	89,268,343
Rite Aid Corp. (a)(b)	1,582,170	3,116,875
Walgreens Boots Alliance, Inc.	704,824	48,555,325
		140,940,543
Food Distributors - 1.5%
Sysco Corp.	479,300	28,590,245
United Natural Foods, Inc. (a)	106,100	4,527,287
		33,117,532
Food Retail - 1.5%
Kroger Co.	859,770	23,316,962
Sprouts Farmers Market LLC (a)	357,500	9,209,200
		32,526,162
Hypermarkets & Super Centers - 4.3%
Costco Wholesale Corp.	379,500	72,446,550
Walmart, Inc.	236,600	21,296,366
		93,742,916

TOTAL FOOD & STAPLES RETAILING		300,327,153

Food Products - 19.5%
Agricultural Products - 1.7%
Bunge Ltd.	223,635	16,868,788
Darling International, Inc. (a)	701,000	12,751,190
Ingredion, Inc.	51,300	6,701,832
		36,321,810
Packaged Foods & Meats - 17.8%
ConAgra Foods, Inc.	818,100	29,557,953
Danone SA	180,600	14,404,018
JBS SA	4,970,800	15,171,588
Kellogg Co.	481,900	31,901,780
Mondelez International, Inc.	1,916,658	84,141,286
Post Holdings, Inc. (a)	203,300	15,406,074
The Hain Celestial Group, Inc. (a)	707,599	24,610,293
The Hershey Co.	156,800	15,407,168
The J.M. Smucker Co.	354,100	44,722,830
The Kraft Heinz Co.	785,400	52,661,070
The Simply Good Foods Co.	2,495,700	33,716,907
TreeHouse Foods, Inc. (a)	763,359	29,022,909
		390,723,876

TOTAL FOOD PRODUCTS		427,045,686

Hotels, Restaurants & Leisure - 1.3%
Restaurants - 1.3%
Compass Group PLC	57,711	1,226,082
U.S. Foods Holding Corp. (a)	789,716	26,368,617
		27,594,699
Household Durables - 0.1%
Housewares & Specialties - 0.1%
Newell Brands, Inc.	91,400	2,348,066
Household Products - 14.4%
Household Products - 14.4%
Colgate-Palmolive Co.	552,080	38,076,958
Essity AB Class B	1,107,000	30,298,347
Procter & Gamble Co.	2,221,150	174,404,698
Reckitt Benckiser Group PLC	94,500	7,501,072
Spectrum Brands Holdings, Inc. (b)	657,899	64,941,210
		315,222,285
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc. (a)	3,800	5,747,310
Multiline Retail - 0.1%
General Merchandise Stores - 0.1%
Dollar Tree, Inc. (a)	21,200	2,175,968
Paper & Forest Products - 0.2%
Forest Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)	408,800	4,051,212
Personal Products - 8.7%
Personal Products - 8.7%
Avon Products, Inc. (a)	10,658,435	28,031,684
Coty, Inc. Class A	2,939,597	56,793,014
Estee Lauder Companies, Inc. Class A	198,539	27,485,739
Herbalife Ltd. (a)	217,510	20,032,671
Ontex Group NV	281,400	8,125,905
Unilever NV (Certificaten Van Aandelen) (Bearer)	979,430	51,259,595
		191,728,608
Tobacco - 13.4%
Tobacco - 13.4%
Altria Group, Inc.	1,288,345	81,101,318
British American Tobacco PLC sponsored ADR	768,426	45,383,240
Philip Morris International, Inc.	1,626,591	168,433,498
		294,918,056
TOTAL COMMON STOCKS
(Cost $1,894,934,580)		2,186,478,858

Money Market Funds - 0.2%
Fidelity Securities Lending Cash Central Fund 1.42% (c)(d)
(Cost $4,717,386)	4,716,914	4,717,386
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,899,651,966)		2,191,196,244
NET OTHER ASSETS (LIABILITIES) - 0.0%		916,003
NET ASSETS - 100%		$2,192,112,247

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$390,447
Fidelity Securities Lending Cash Central Fund	4,589,676
Total	$4,980,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,186,478,858	$2,037,458,281	$149,020,577	$--
Money Market Funds	4,717,386	4,717,386	--	--
Total Investments in Securities:	$2,191,196,244	$2,042,175,667	$149,020,577	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$39,433,161
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
Netherlands	2.3%
United Kingdom	2.2%
Sweden	1.6%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $4,394,057) — See accompanying schedule: Unaffiliated issuers (cost $1,894,934,580)	$2,186,478,858
Fidelity Central Funds (cost $4,717,386)	4,717,386
Total Investment in Securities (cost $1,899,651,966)		$2,191,196,244
Foreign currency held at value (cost $70,608)		70,251
Receivable for investments sold		13,813,876
Receivable for fund shares sold		1,032,001
Dividends receivable		3,999,432
Distributions receivable from Fidelity Central Funds		6,000
Prepaid expenses		9,349
Other receivables		278,452
Total assets		2,210,405,605
Liabilities
Payable to custodian bank	$1,846,679
Payable for investments purchased	5,604,674
Payable for fund shares redeemed	4,024,795
Accrued management fee	1,018,703
Distribution and service plan fees payable	299,567
Other affiliated payables	412,196
Other payables and accrued expenses	350,863
Collateral on securities loaned	4,735,881
Total liabilities		18,293,358
Net Assets		$2,192,112,247
Net Assets consist of:
Paid in capital		$1,773,739,580
Undistributed net investment income		5,261,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		121,513,199
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		291,598,285
Net Assets		$2,192,112,247
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($317,365,757 ÷ 3,644,956 shares)		$87.07
Maximum offering price per share (100/94.25 of $87.07)		$92.38
Class M:
Net Asset Value and redemption price per share ($76,571,538 ÷ 887,281 shares)		$86.30
Maximum offering price per share (100/96.50 of $86.30)		$89.43
Class C:
Net Asset Value and offering price per share ($228,873,523 ÷ 2,697,381 shares)(a)		$84.85
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($1,328,696,456 ÷ 15,124,744 shares)		$87.85
Class I:
Net Asset Value, offering price and redemption price per share ($240,604,973 ÷ 2,744,225 shares)		$87.68

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$65,418,862
Income from Fidelity Central Funds (including $4,589,676 from security lending)		4,980,123
Total income		70,398,985
Expenses
Management fee	$14,425,413
Transfer agent fees	4,851,634
Distribution and service plan fees	4,214,872
Accounting and security lending fees	817,137
Custodian fees and expenses	69,334
Independent trustees' fees and expenses	58,794
Registration fees	153,387
Audit	61,585
Legal	36,471
Interest	16,749
Miscellaneous	143,372
Total expenses before reductions	24,848,748
Expense reductions	(173,345)	24,675,403
Net investment income (loss)		45,723,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	299,702,774
Fidelity Central Funds	(9,191)
Foreign currency transactions	287,386
Total net realized gain (loss)		299,980,969
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $618,798)	(369,386,234)
Fidelity Central Funds	(29,590)
Assets and liabilities in foreign currencies	100,702
Total change in net unrealized appreciation (depreciation)		(369,315,122)
Net gain (loss)		(69,334,153)
Net increase (decrease) in net assets resulting from operations		$(23,610,571)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,723,582	$47,285,744
Net realized gain (loss)	299,980,969	217,332,500
Change in net unrealized appreciation (depreciation)	(369,315,122)	57,308,049
Net increase (decrease) in net assets resulting from operations	(23,610,571)	321,926,293
Distributions to shareholders from net investment income	(43,177,465)	(44,327,157)
Distributions to shareholders from net realized gain	(165,062,987)	(82,139,579)
Total distributions	(208,240,452)	(126,466,736)
Share transactions - net increase (decrease)	(437,546,127)	(395,070,237)
Redemption fees	–	44,026
Total increase (decrease) in net assets	(669,397,150)	(199,566,654)
Net Assets
Beginning of period	2,861,509,397	3,061,076,051
End of period	$2,192,112,247	$2,861,509,397
Other Information
Undistributed net investment income end of period	$5,261,183	$4,801,401

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$96.18	$89.78	$101.33	$87.93	$85.67
Income from Investment Operations
Net investment income (loss)B	1.54	1.28	1.34	1.37	1.43
Net realized and unrealized gain (loss)	(2.80)	9.12	(4.86)	17.28	7.51
Total from investment operations	(1.26)	10.40	(3.52)	18.65	8.94
Distributions from net investment income	(1.55)	(1.37)	(1.31)	(1.28)	(1.44)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.85)	(4.00)C	(8.03)	(5.25)D	(6.68)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$87.07	$96.18	$89.78	$101.33	$87.93
Total ReturnF,G	(1.68)%	11.91%	(3.51)%	21.95%	10.53%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%	1.04%	1.04%	1.05%	1.06%
Expenses net of fee waivers, if any	1.05%	1.04%	1.04%	1.05%	1.06%
Expenses net of all reductions	1.04%	1.03%	1.04%	1.05%	1.06%
Net investment income (loss)	1.60%	1.37%	1.45%	1.45%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$317,366	$522,014	$470,249	$414,151	$329,459
Portfolio turnover rateJ	76%	56%K	63%	42%K	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$95.42	$89.10	$100.61	$87.37	$85.18
Income from Investment Operations
Net investment income (loss)B	1.27	1.01	1.08	1.10	1.18
Net realized and unrealized gain (loss)	(2.78)	9.07	(4.83)	17.15	7.46
Total from investment operations	(1.51)	10.08	(3.75)	18.25	8.64
Distributions from net investment income	(1.31)	(1.12)	(1.04)	(1.04)	(1.21)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.61)	(3.76)	(7.76)	(5.01)C	(6.45)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$86.30	$95.42	$89.10	$100.61	$87.37
Total ReturnE,F	(1.94)%	11.61%	(3.78)%	21.60%	10.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.32%	1.32%	1.33%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.32%	1.33%
Expenses net of all reductions	1.31%	1.31%	1.31%	1.32%	1.33%
Net investment income (loss)	1.33%	1.09%	1.17%	1.18%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$76,572	$89,925	$76,586	$81,489	$61,421
Portfolio turnover rateI	76%	56%J	63%	42%J	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$93.89	$87.77	$99.27	$86.32	$84.28
Income from Investment Operations
Net investment income (loss)B	.81	.56	.63	.65	.75
Net realized and unrealized gain (loss)	(2.73)	8.92	(4.75)	16.93	7.36
Total from investment operations	(1.92)	9.48	(4.12)	17.58	8.11
Distributions from net investment income	(.82)	(.73)	(.65)	(.65)	(.84)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(7.12)	(3.36)C	(7.38)D	(4.63)	(6.07)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$84.85	$93.89	$87.77	$99.27	$86.32
Total ReturnG,H	(2.41)%	11.07%	(4.23)%	21.03%	9.70%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.79%	1.80%	1.80%	1.80%	1.82%
Expenses net of fee waivers, if any	1.79%	1.79%	1.80%	1.80%	1.82%
Expenses net of all reductions	1.78%	1.79%	1.79%	1.80%	1.81%
Net investment income (loss)	.86%	.61%	.69%	.70%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$228,874	$308,350	$250,576	$228,151	$164,669
Portfolio turnover rateK	76%	56%L	63%	42%L	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 D Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 E Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$97.01	$90.48	$102.03	$88.51	$86.17
Income from Investment Operations
Net investment income (loss)B	1.82	1.56	1.61	1.64	1.69
Net realized and unrealized gain (loss)	(2.82)	9.20	(4.89)	17.40	7.55
Total from investment operations	(1.00)	10.76	(3.28)	19.04	9.24
Distributions from net investment income	(1.86)	(1.60)	(1.55)	(1.54)	(1.66)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(8.16)	(4.23)C	(8.27)	(5.52)	(6.90)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$87.85	$97.01	$90.48	$102.03	$88.51
Total ReturnE	(1.40)%	12.24%	(3.25)%	22.27%	10.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.79%
Expenses net of all reductions	.76%	.76%	.76%	.77%	.79%
Net investment income (loss)	1.89%	1.64%	1.72%	1.73%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$1,328,696	$1,665,604	$2,039,983	$2,173,970	$1,328,594
Portfolio turnover rateH	76%	56%I	63%	42%I	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$96.82	$90.34	$101.91	$88.33	$85.92
Income from Investment Operations
Net investment income (loss)B	1.81	1.54	1.60	1.59	1.66
Net realized and unrealized gain (loss)	(2.82)	9.19	(4.89)	17.40	7.53
Total from investment operations	(1.01)	10.73	(3.29)	18.99	9.19
Distributions from net investment income	(1.83)	(1.61)	(1.55)	(1.44)	(1.54)
Distributions from net realized gain	(6.30)	(2.64)	(6.72)	(3.98)	(5.24)
Total distributions	(8.13)	(4.25)	(8.28)C	(5.41)D	(6.78)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$87.68	$96.82	$90.34	$101.91	$88.33
Total ReturnF	(1.41)%	12.22%	(3.26)%	22.26%	10.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.78%	.80%	.82%
Expenses net of fee waivers, if any	.78%	.78%	.77%	.80%	.82%
Expenses net of all reductions	.77%	.77%	.77%	.80%	.82%
Net investment income (loss)	1.88%	1.63%	1.71%	1.70%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$240,605	$275,616	$216,836	$198,538	$154,271
Portfolio turnover rateI	76%	56%J	63%	42%J	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Consumer Staples and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$387,126,400
Gross unrealized depreciation	(98,497,007)
Net unrealized appreciation (depreciation)	$288,629,393
Tax Cost	$1,902,566,851

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,462,244
Undistributed long-term capital gain	$124,428,083
Net unrealized appreciation (depreciation) on securities and other investments	$288,683,400

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$43,177,465	$ 67,916,475
Long-term Capital Gains	165,062,987	58,550,261
Total	$208,240,452	$ 126,466,736

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,965,840,225 and $2,509,410,359, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$917,644	$2,440
Class M	.25%	.25%	436,644	–
Class C	.75%	.25%	2,860,584	395,349
			$4,214,872	$397,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$198,511
Class M	22,666
Class C(a)	46,661
$267,838

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$757,447.21
Class M	196,881.23
Class C	569,799.20
Consumer Staples	2,676,898.17
Class I	650,609.18
	$4,851,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $68,312 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,534,242	1.55%	$16,347

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,230,314 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $205,991,818. The Fund had a net realized gain of $85,065,706 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,646.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,453 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,511,333. The weighted average interest rate was 1.92%. The interest expense amounted to $402 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $148,330 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25,015.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$5,661,958	$7,577,410
Class M	1,157,943	1,043,893
Class C	2,342,161	2,453,649
Consumer Staples	28,193,421	28,450,076
Class I	5,821,982	4,802,129
Total	$43,177,465	$44,327,157
From net realized gain
Class A	$23,291,142	$14,585,099
Class M	5,598,245	2,440,856
Class B	–	38,559
Class C	18,434,923	8,724,413
Consumer Staples	96,942,698	48,589,839
Class I	20,795,979	7,760,813
Total	$165,062,987	$82,139,579

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	878,413	2,074,631	$84,134,789	$195,949,659
Reinvestment of distributions	304,910	237,892	28,169,668	21,465,950
Shares redeemed	(2,965,599)	(2,123,267)	(284,396,390)	(197,828,865)
Net increase (decrease)	(1,782,276)	189,256	$(172,091,933)	$19,586,744
Class M
Shares sold	105,204	258,361	$10,021,877	$24,169,768
Reinvestment of distributions	73,231	37,389	6,708,282	3,349,216
Shares redeemed	(233,572)	(212,844)	(22,022,226)	(19,792,973)
Net increase (decrease)	(55,137)	82,906	$(5,292,067)	$7,726,011
Class B
Shares sold	–	1,629	$–	$151,958
Reinvestment of distributions	–	379	–	35,399
Shares redeemed	–	(78,913)	–	(7,397,851)
Net increase (decrease)	–	(76,905)	$–	$(7,210,494)
Class C
Shares sold	324,616	1,245,446	$30,510,004	$115,155,143
Reinvestment of distributions	218,231	115,157	19,684,994	10,152,865
Shares redeemed	(1,129,562)	(931,585)	(104,331,925)	(84,513,838)
Net increase (decrease)	(586,715)	429,018	$(54,136,927)	$40,794,170
Consumer Staples
Shares sold	1,946,234	4,086,473	$188,435,249	$389,479,615
Reinvestment of distributions	1,262,390	801,941	117,653,205	73,103,322
Shares redeemed	(5,253,889)	(10,263,589)(a)	(504,239,846)	(963,924,332)(a)
Net increase (decrease)	(2,045,265)	(5,375,175)	$(198,151,392)	$(501,341,395)
Class I
Shares sold	2,545,385	2,282,645	$246,802,163	$217,344,361
Reinvestment of distributions	261,308	121,641	24,362,082	11,031,386
Shares redeemed	(2,909,251)	(1,957,632)	(279,038,053)	(183,001,020)
Net increase (decrease)	(102,558)	446,654	$(7,873,808)	$45,374,727

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Class A	1.05%
Actual		$1,000.00	$972.80	$5.14
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.32%
Actual		$1,000.00	$971.50	$6.45
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class C	1.79%
Actual		$1,000.00	$969.20	$8.74
Hypothetical-C		$1,000.00	$1,015.92	$8.95
Consumer Staples	.76%
Actual		$1,000.00	$974.20	$3.72
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class I	.78%
Actual		$1,000.00	$974.10	$3.82
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	04/12/18	04/11/18	$0.207	$5.129
Class M	04/12/18	04/11/18	$0.166	$5.129
Class C	04/12/18	04/11/18	$0.088	$5.129
Consumer Staples	04/12/18	04/11/18	$0.255	$5.129
Class I	04/12/18	04/11/18	$0.251	$5.129

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $297,296,339, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 100%; Class M designates 100% and 100%; Class C designates 100% and 100%; Consumer Staples designates 86% and 100%; and Class I designates 84% and 100%; of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Consumer Staples, and Class I designate 100% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,047,860,661.69	67.586
Against	172,474,017.24	11.125
Abstain	142,090,530.94	9.164
Broker Non-Vote	188,000,815.27	12.125
TOTAL	1,550,426,025.14	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCS-ANN-0418
1.846042.111

Fidelity® Select Portfolios® Energy Sector Energy Portfolio Energy Service Portfolio Natural Gas Portfolio Natural Resources Portfolio Annual Report February 28, 2018

Contents

Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	(5.27)%	(0.90)%	(1.56)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,546	Energy Portfolio
$25,307	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager John Dowd:  For the fiscal year ending February 28, 2018, the fund returned -5.27%, trailing the -4.31% return of the MSCI U.S. IMI Energy 25/50 Index and the 17.10% result of the broad-based S&P 500® index. Although crude oil prices rose about 14% during the past year amid rapidly declining inventories, energy stocks were pressured by general skepticism about the sustainability of higher oil prices and the sector’s long-term outlook. Versus the MSCI sector index, favorable stock selection across most industries contributed to the fund’s performance the past year, though the gains here were more than offset by unfavorable industry positioning this period. Portfolio Manager John Dowd’s strategy of overweighting oil & gas exploration & production (E&P) companies, which lagged, combined with an underweighting in better-performing integrated oil & gas companies, was the biggest driver of the fund’s relative result. Underweighting refining firm Valero Energy, an index constituent that performed well, was the fund’s biggest relative detractor. The fund’s significant underweighting in ConocoPhillips, another strong performer, also hindered our relative result. Conversely, a sizable overweighting in strong-performing E&P Diamondback Energy was our largest relative contributor. Another top contributor was a non-MSCI-index stake in the stock of refining firm Reliance Industries, which performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Chevron Corp.	7.9
EOG Resources, Inc.	6.8
Diamondback Energy, Inc.	6.0
Halliburton Co.	5.8
Exxon Mobil Corp.	5.5
Pioneer Natural Resources Co.	4.3
Phillips 66 Co.	3.5
RSP Permian, Inc.	3.1
Delek U.S. Holdings, Inc.	3.0
The Williams Companies, Inc.	2.6
48.5

Top Industries (% of fund's net assets)

As of February 28, 2018
Oil, Gas & Consumable Fuels	81.5%
Energy Equipment & Services	15.0%
Chemicals	2.0%
Machinery	0.6%
Gas Utilities	0.4%
All Others*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Energy Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Chemicals - 2.0%
Commodity Chemicals - 2.0%
LG Chemical Ltd.	13,887	$4,894,744
LyondellBasell Industries NV Class A	275,300	29,792,966
		34,687,710
Energy Equipment & Services - 15.0%
Oil & Gas Drilling - 2.8%
Nabors Industries Ltd.	2,870,036	18,569,133
Odfjell Drilling Ltd. (a)	1,309,780	6,049,970
Precision Drilling Corp. (a)	1,395,100	4,392,304
Shelf Drilling Ltd. (b)	1,791,500	14,671,504
Trinidad Drilling Ltd. (a)	1,805,000	2,588,217
Xtreme Drilling & Coil Services Corp. (a)	2,063,600	3,521,886
		49,793,014
Oil & Gas Equipment & Services - 12.2%
Baker Hughes, a GE Co. Class A	952,600	25,148,640
C&J Energy Services, Inc. (a)	96,400	2,313,600
Dril-Quip, Inc. (a)	305,853	13,778,678
Frank's International NV (c)	814,000	4,257,220
Halliburton Co.	2,213,800	102,764,596
Liberty Oilfield Services, Inc. Class A (a)(c)	38,300	711,997
National Oilwell Varco, Inc.	136,500	4,789,785
NCS Multistage Holdings, Inc. (c)	510,800	7,467,896
Newpark Resources, Inc. (a)	1,132,702	9,344,792
Oceaneering International, Inc.	530,827	9,756,600
RigNet, Inc. (a)	530,671	7,110,991
Schlumberger Ltd.	393,958	25,859,403
Smart Sand, Inc. (a)(c)	243,100	1,803,802
TETRA Technologies, Inc. (a)	206,405	749,250
Total Energy Services, Inc.	94,100	1,011,986
		216,869,236

TOTAL ENERGY EQUIPMENT & SERVICES		266,662,250

Gas Utilities - 0.4%
Gas Utilities - 0.4%
Indraprastha Gas Ltd. (a)	1,702,125	7,915,600
Machinery - 0.6%
Industrial Machinery - 0.6%
Cactus, Inc. (a)	123,500	3,039,335
ProPetro Holding Corp.	513,000	8,274,690
		11,314,025
Oil, Gas & Consumable Fuels - 81.5%
Integrated Oil & Gas - 16.6%
Chevron Corp.	1,254,923	140,450,980
Exxon Mobil Corp.	1,290,448	97,738,532
Occidental Petroleum Corp.	513,100	33,659,360
Suncor Energy, Inc.	722,800	23,792,918
		295,641,790
Oil & Gas Exploration & Production - 49.0%
Anadarko Petroleum Corp.	597,815	34,099,368
Cabot Oil & Gas Corp.	1,885,600	45,556,096
Callon Petroleum Co. (a)	1,951,900	20,631,583
Centennial Resource Development, Inc.:
Class A (a)	115,200	2,198,016
Class A (a)(c)	809,900	15,452,892
Cimarex Energy Co.	341,345	32,799,841
Concho Resources, Inc. (a)	241,200	36,372,960
ConocoPhillips Co.	420,000	22,810,200
Continental Resources, Inc. (a)	945,600	44,925,456
Devon Energy Corp.	1,022,800	31,369,276
Diamondback Energy, Inc. (a)	854,700	106,529,808
Encana Corp.	4,395,300	46,104,066
EOG Resources, Inc.	1,189,964	120,686,149
Extraction Oil & Gas, Inc. (a)	1,031,037	12,454,927
Hess Corp.	352,900	16,028,718
Lilis Energy, Inc. (a)(c)	626,274	2,298,426
Marathon Oil Corp.	695,100	10,092,852
Newfield Exploration Co. (a)	1,025,100	23,915,583
Parsley Energy, Inc. Class A (a)	1,682,300	42,528,544
PDC Energy, Inc. (a)	244,151	12,825,252
Pioneer Natural Resources Co.	450,799	76,739,514
PrairieSky Royalty Ltd.	173,400	3,847,177
Ring Energy, Inc. (a)	504,322	6,843,650
RSP Permian, Inc. (a)	1,422,000	54,476,820
Viper Energy Partners LP	1,023,300	23,147,046
WildHorse Resource Development Corp. (a)(c)	254,582	4,322,802
WPX Energy, Inc. (a)	1,616,300	22,838,319
		871,895,341
Oil & Gas Refining & Marketing - 8.4%
Andeavor	196,700	17,628,254
Delek U.S. Holdings, Inc.	1,590,755	54,276,561
Phillips 66 Co.	686,373	62,027,528
Pilipinas Shell Petroleum Corp.	2,726,110	2,971,312
Reliance Industries Ltd.	465,836	6,777,791
Valero Energy Corp.	54,900	4,964,058
		148,645,504
Oil & Gas Storage & Transport - 7.5%
Cheniere Energy, Inc. (a)	330,700	17,368,364
Enterprise Products Partners LP	763,300	19,403,086
GasLog Partners LP	267,500	6,286,250
Gener8 Maritime, Inc. (a)	1,470,240	8,159,832
Golar LNG Ltd. (c)	424,400	11,467,288
Noble Midstream Partners LP	249,727	12,036,841
Noble Midstream Partners LP (d)	101,027	4,869,501
Plains GP Holdings LP Class A	178,300	3,708,640
Teekay LNG Partners LP	163,000	3,015,500
The Williams Companies, Inc.	1,661,300	46,117,688
		132,432,990

TOTAL OIL, GAS & CONSUMABLE FUELS		1,448,615,625

Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Equipment - 0.3%
SolarEdge Technologies, Inc. (a)	116,600	5,835,830
TOTAL COMMON STOCKS
(Cost $1,573,427,455)		1,775,031,040

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.41% (e)	2,836,779	2,837,346
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)	20,450,240	20,452,285
TOTAL MONEY MARKET FUNDS
(Cost $23,289,631)		23,289,631
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $1,596,717,086)		1,798,320,671
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(19,884,608)
NET ASSETS - 100%		$1,778,436,063

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,671,504 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,869,501 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$4,086,542

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$126,500
Fidelity Securities Lending Cash Central Fund	282,503
Total	$409,003

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,775,031,040	$1,731,750,119	$43,280,921	$--
Money Market Funds	23,289,631	23,289,631	--	--
Total Investments in Securities:	$1,798,320,671	$1,755,039,750	$43,280,921	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.7%
Canada	4.9%
Bermuda	1.9%
Netherlands	1.9%
Curacao	1.5%
Marshall Islands	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $18,745,730) — See accompanying schedule: Unaffiliated issuers (cost $1,573,427,455)	$1,775,031,040
Fidelity Central Funds (cost $23,289,631)	23,289,631
Total Investment in Securities (cost $1,596,717,086)		$1,798,320,671
Receivable for investments sold		807,678
Receivable for fund shares sold		1,182,743
Dividends receivable		3,517,594
Distributions receivable from Fidelity Central Funds		16,665
Prepaid expenses		6,299
Other receivables		199,464
Total assets		1,804,051,114
Liabilities
Payable for investments purchased	$402,170
Payable for fund shares redeemed	2,643,547
Accrued management fee	827,788
Other affiliated payables	366,128
Other payables and accrued expenses	929,409
Collateral on securities loaned	20,446,009
Total liabilities		25,615,051
Net Assets		$1,778,436,063
Net Assets consist of:
Paid in capital		$1,912,530,448
Distributions in excess of net investment income		(3,140,266)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(331,884,825)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,930,706
Net Assets, for 43,366,737 shares outstanding		$1,778,436,063
Net Asset Value, offering price and redemption price per share ($1,778,436,063 ÷ 43,366,737 shares)		$41.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$27,769,555
Special dividends		22,615,250
Income from Fidelity Central Funds (including $282,503 from security lending)		409,003
Total income		50,793,808
Expenses
Management fee	$10,606,235
Transfer agent fees	3,962,284
Accounting and security lending fees	603,210
Custodian fees and expenses	54,209
Independent trustees' fees and expenses	43,479
Registration fees	59,099
Audit	58,482
Legal	29,328
Interest	1,039
Miscellaneous	91,399
Total expenses before reductions	15,508,764
Expense reductions	(221,649)	15,287,115
Net investment income (loss)		35,506,693
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $69,263)	16,351,618
Fidelity Central Funds	4,519
Foreign currency transactions	(35,553)
Total net realized gain (loss)		16,320,584
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $481,032)	(167,305,410)
Fidelity Central Funds	(7,323)
Assets and liabilities in foreign currencies	1,736
Total change in net unrealized appreciation (depreciation)		(167,310,997)
Net gain (loss)		(150,990,413)
Net increase (decrease) in net assets resulting from operations		$(115,483,720)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,506,693	$10,465,618
Net realized gain (loss)	16,320,584	120,379,476
Change in net unrealized appreciation (depreciation)	(167,310,997)	542,954,194
Net increase (decrease) in net assets resulting from operations	(115,483,720)	673,799,288
Distributions to shareholders from net investment income	(30,128,038)	(13,079,637)
Distributions to shareholders from net realized gain	(5,042,802)	(3,147,768)
Total distributions	(35,170,840)	(16,227,405)
Share transactions
Proceeds from sales of shares	394,144,620	898,918,597
Reinvestment of distributions	33,787,233	15,617,735
Cost of shares redeemed	(788,191,006)	(1,211,768,502)
Net increase (decrease) in net assets resulting from share transactions	(360,259,153)	(297,232,170)
Redemption fees	–	112,786
Total increase (decrease) in net assets	(510,913,713)	360,452,499
Net Assets
Beginning of period	2,289,349,776	1,928,897,277
End of period	$1,778,436,063	$2,289,349,776
Other Information
Distributions in excess of net investment income end of period	$(3,140,266)	$(5,487,131)
Shares
Sold	9,498,569	21,107,325
Issued in reinvestment of distributions	813,084	360,628
Redeemed	(18,855,556)	(28,669,318)
Net increase (decrease)	(8,543,903)	(7,201,365)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.10	$32.63	$45.64	$56.25	$54.81
Income from Investment Operations
Net investment income (loss)B	.75C	.18	.42	.46	.44
Net realized and unrealized gain (loss)	(3.06)	11.58	(12.98)	(6.37)	7.86
Total from investment operations	(2.31)	11.76	(12.56)	(5.91)	8.30
Distributions from net investment income	(.68)	(.24)	(.39)	(.46)	(.46)
Distributions from net realized gain	(.10)	(.05)	(.07)	(4.23)	(6.40)
Total distributions	(.78)	(.29)	(.45)D	(4.70)E	(6.86)
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$41.01	$44.10	$32.63	$45.64	$56.25
Total ReturnG	(5.27)%	36.05%	(27.61)%	(11.25)%	15.43%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.79%	.80%	.79%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.79%	.80%
Expenses net of all reductions	.78%	.78%	.79%	.79%	.80%
Net investment income (loss)	1.82%C	.44%	1.03%	.85%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$1,778,436	$2,289,350	$1,928,897	$2,179,828	$1,995,808
Portfolio turnover rateJ	59%	93%K	79%	73%K	98%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

 E Total distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	(17.41)%	(6.64)%	(5.12)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$5,909	Energy Service Portfolio
$25,307	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Ben Shuleva:  For the 12 months, the fund returned -17.41%, outperforming the -21.74% return of the MSCI U.S. IMI Energy Equipment & Service 25/50 Index. The fund significantly trailed the 17.10% result of the broad-based S&P 500® index, due to flat drilling and production activity for much of the period. Versus the MSCI industry benchmark, choices in the oil & gas drilling segment largely drove the fund's outperformance, especially non-index positions in Odfjell Drilling and Borr Drilling. A non-index stake in the oil & gas storage & transportation industry also added value. Conversely, picks in the oil & gas equipment & services segment detracted, including an overweighed position in Tesco, a provider of pipe- handling equipment and tubular services that was acquired by oil & natural gas drilling company Nabors Industries at a sizable discount to Tesco's valuation at the start of 2017.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.
On March 1, 2018, Margaret Banfield assumed co-manager responsibilities for the fund, joining Lead Manager Ben Shuleva.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Halliburton Co.	14.5
Schlumberger Ltd.	12.9
Baker Hughes, a GE Co. Class A	12.4
Nabors Industries Ltd.	6.2
Oceaneering International, Inc.	4.4
Trinidad Drilling Ltd.	3.9
C&J Energy Services, Inc.	3.1
RigNet, Inc.	3.1
Dril-Quip, Inc.	3.0
Odfjell Drilling Ltd.	2.9
66.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Energy Equipment & Services	97.4%
Oil, Gas & Consumable Fuels	2.0%
Construction & Engineering	0.4%
All Others*	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Energy Service Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Construction & Engineering - 0.4%
Construction & Engineering - 0.4%
Enterprise Group, Inc. (a)(b)	5,565,237	$1,669,745
Energy Equipment & Services - 97.4%
Oil & Gas Drilling - 21.8%
Borr Drilling Ltd. (a)	910,564	3,900,622
Independence Contract Drilling, Inc. (a)	1,623,568	6,737,807
Nabors Industries Ltd.	3,978,278	25,739,459
Odfjell Drilling Ltd. (a)	2,558,344	11,817,179
Parker Drilling Co. (a)	6,392,493	5,753,244
Patterson-UTI Energy, Inc.	75,600	1,366,092
Pioneer Energy Services Corp. (a)	623,113	1,713,561
Rowan Companies PLC (a)	68,600	834,176
Shelf Drilling Ltd. (c)	1,115,203	9,132,964
Trinidad Drilling Ltd. (a)	11,072,000	15,876,309
Xtreme Drilling & Coil Services Corp. (a)(b)	4,198,131	7,164,828
		90,036,241
Oil & Gas Equipment & Services - 75.6%
Archrock, Inc.	448,500	4,260,750
Baker Hughes, a GE Co. Class A	1,933,146	51,035,054
C&J Energy Services, Inc. (a)	537,101	12,890,424
CSI Compressco LP	1,310,010	9,825,075
Dril-Quip, Inc. (a)	275,300	12,402,265
Fairmount Santrol Holidings, Inc. (a)(d)	300,000	1,344,000
Frank's International NV (d)	2,082,564	10,891,810
Halliburton Co.	1,287,834	59,781,251
Helix Energy Solutions Group, Inc. (a)	1,014,729	6,047,785
Key Energy Services, Inc. (a)	36,005	482,827
McCoy Global, Inc. (a)	1,049,550	1,071,470
National Oilwell Varco, Inc.	166,262	5,834,134
NCS Multistage Holdings, Inc. (d)	259,136	3,788,568
Newpark Resources, Inc. (a)	293,652	2,422,629
Oceaneering International, Inc.	983,025	18,068,000
Ranger Energy Services, Inc. Class A	485,832	4,338,480
RigNet, Inc. (a)(b)(d)	941,447	12,615,390
Schlumberger Ltd.	811,911	53,293,838
Smart Sand, Inc. (a)(d)	1,250,832	9,281,173
Spectrum ASA (a)	433,109	2,470,225
Superior Drilling Products, Inc. (a)(b)(d)	2,409,569	3,662,545
Superior Energy Services, Inc. (a)	507,300	4,337,415
TechnipFMC PLC	231,362	6,667,853
TETRA Technologies, Inc. (a)	2,558,735	9,288,208
TETRA Technologies, Inc. warrants 12/14/21 (a)	300,100	253,795
Weatherford International PLC (a)(d)	2,243,566	5,900,579
		312,255,543

TOTAL ENERGY EQUIPMENT & SERVICES		402,291,784

Oil, Gas & Consumable Fuels - 2.0%
Integrated Oil & Gas - 0.1%
Cenovus Energy, Inc.	50,700	369,029
Oil & Gas Storage & Transport - 1.9%
Golar LNG Ltd.	72,833	1,967,948
StealthGas, Inc. (a)	1,402,975	5,906,525
The Williams Companies, Inc.	4,500	124,920
		7,999,393

TOTAL OIL, GAS & CONSUMABLE FUELS		8,368,422

TOTAL COMMON STOCKS
(Cost $454,304,155)		412,329,951

Money Market Funds - 7.5%
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)
(Cost $30,748,269)	30,745,714	30,748,788
TOTAL INVESTMENT IN SECURITIES - 107.3%
(Cost $485,052,424)		443,078,739
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(30,024,139)
NET ASSETS - 100%		$413,054,600

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,132,964 or 2.2% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,269
Fidelity Securities Lending Cash Central Fund	348,806
Total	$361,075

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Borr Drilling Ltd.	$23,110,873	$854,400	$22,961,756	$--	$11,471,450	$(8,574,346)	$--
Enterprise Group, Inc.	1,340,819	--	--	--	--	328,926	1,669,745
Forbes Energy Services Ltd.	62,930	--	16,345	--	(4,734,595)	4,688,010	--
Parker Drilling Co.	10,581,966	4,199,763	2,380,783	--	(1,973,561)	(4,674,141)	--
RigNet, Inc.	27,747,812	2,988,597	14,894,554	--	2,199,052	(5,425,517)	12,615,390
StealthGas, Inc.	10,668,491	1,281,012	6,058,279	--	(7,792,753)	7,808,054	--
Superior Drilling Products, Inc.	2,481,856	--	--	--	--	1,180,689	3,662,545
Tesco Corp.	22,842,845	6,169,667	15,462,013	--	(10,504,163)	(3,046,336)	--
TETRA Technologies, Inc.	33,925,982	12,071,974	33,021,781	--	(10,627,049)	6,939,082	--
TETRA Technologies, Inc. warrants 12/14/21	435,145	--	--	--	--	(181,350)	--
Xtreme Drilling & Coil Services Corp.	10,443,266	488,196	3,210,798	--	(3,299,113)	2,743,277	7,164,828
Total	$143,641,985	$28,053,609	$98,006,309	$--	$(25,260,732)	$1,786,348	$25,112,508

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$412,329,951	$384,755,166	$27,574,785	$--
Money Market Funds	30,748,788	30,748,788	--	--
Total Investments in Securities:	$443,078,739	$415,503,954	$27,574,785	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$45,070,188
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	60.1%
Curacao	12.9%
Bermuda	10.6%
Canada	6.4%
Netherlands	2.6%
Cayman Islands	2.2%
United Kingdom	1.8%
Marshall Islands	1.4%
Ireland	1.4%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $26,415,771) — See accompanying schedule: Unaffiliated issuers (cost $416,210,529)	$387,217,443
Fidelity Central Funds (cost $30,748,269)	30,748,788
Other affiliated issuers (cost $38,093,626)	25,112,508
Total Investment in Securities (cost $485,052,424)		$443,078,739
Foreign currency held at value (cost $129,345)		129,345
Receivable for investments sold		8,020,389
Receivable for fund shares sold		509,223
Dividends receivable		423,467
Distributions receivable from Fidelity Central Funds		12,164
Prepaid expenses		1,703
Other receivables		73,878
Total assets		452,248,908
Liabilities
Payable to custodian bank	$771,130
Payable for investments purchased	6,248,894
Payable for fund shares redeemed	1,016,888
Accrued management fee	196,849
Other affiliated payables	98,188
Other payables and accrued expenses	114,306
Collateral on securities loaned	30,748,053
Total liabilities		39,194,308
Net Assets		$413,054,600
Net Assets consist of:
Paid in capital		$571,111,687
Distributions in excess of net investment income		(1,901,815)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(114,180,696)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(41,974,576)
Net Assets, for 9,826,409 shares outstanding		$413,054,600
Net Asset Value, offering price and redemption price per share ($413,054,600 ÷ 9,826,409 shares)		$42.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$4,655,199
Special dividends		14,759,028
Income from Fidelity Central Funds (including $348,806 from security lending)		361,075
Total income		19,775,302
Expenses
Management fee	$2,777,967
Transfer agent fees	1,138,514
Accounting and security lending fees	200,843
Custodian fees and expenses	36,950
Independent trustees' fees and expenses	11,789
Registration fees	48,552
Audit	48,578
Legal	8,564
Interest	3,017
Miscellaneous	28,166
Total expenses before reductions	4,302,940
Expense reductions	(102,387)	4,200,553
Net investment income (loss)		15,574,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,090,698)
Fidelity Central Funds	(1,268)
Other affiliated issuers	(25,260,732)
Foreign currency transactions	62,940
Total net realized gain (loss)		(66,289,758)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(70,725,515)
Fidelity Central Funds	(1,808)
Other affiliated issuers	1,786,348
Assets and liabilities in foreign currencies	2,578
Total change in net unrealized appreciation (depreciation)		(68,938,397)
Net gain (loss)		(135,228,155)
Net increase (decrease) in net assets resulting from operations		$(119,653,406)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,574,749	$1,984,380
Net realized gain (loss)	(66,289,758)	(19,224,046)
Change in net unrealized appreciation (depreciation)	(68,938,397)	205,013,343
Net increase (decrease) in net assets resulting from operations	(119,653,406)	187,773,677
Distributions to shareholders from net investment income	(16,191,879)	(2,569,509)
Distributions to shareholders from net realized gain	(13,061,204)	–
Total distributions	(29,253,083)	(2,569,509)
Share transactions
Proceeds from sales of shares	170,298,959	347,580,414
Reinvestment of distributions	27,683,185	2,440,107
Cost of shares redeemed	(370,145,317)	(236,538,737)
Net increase (decrease) in net assets resulting from share transactions	(172,163,173)	113,481,784
Redemption fees	32,793	30,328
Total increase (decrease) in net assets	(321,036,869)	298,716,280
Net Assets
Beginning of period	734,091,469	435,375,189
End of period	$413,054,600	$734,091,469
Other Information
Distributions in excess of net investment income end of period	$(1,901,815)	$(393,306)
Shares
Sold	3,621,446	6,670,683
Issued in reinvestment of distributions	644,244	46,274
Redeemed	(7,858,391)	(4,895,393)
Net increase (decrease)	(3,592,701)	1,821,564

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Service Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.70	$37.54	$54.34	$86.13	$74.01
Income from Investment Operations
Net investment income (loss)B	1.41C	.17	.45	.45	.21
Net realized and unrealized gain (loss)	(10.86)	17.22	(16.85)	(23.10)	12.09
Total from investment operations	(9.45)	17.39	(16.40)	(22.65)	12.30
Distributions from net investment income	(1.77)	(.23)	(.40)	(.39)	(.18)
Distributions from net realized gain	(1.43)	–	–	(8.75)	–
Total distributions	(3.21)D	(.23)	(.40)	(9.14)	(.18)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$42.04	$54.70	$37.54	$54.34	$86.13
Total ReturnF	(17.41)%	46.36%	(30.30)%	(27.82)%	16.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.85%	.85%	.79%	.80%
Expenses net of fee waivers, if any	.84%	.85%	.84%	.79%	.80%
Expenses net of all reductions	.82%	.84%	.81%	.79%	.80%
Net investment income (loss)	3.04%C	.36%	.92%	.56%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$413,055	$734,091	$435,375	$698,803	$1,047,980
Portfolio turnover rateI	62%	96%	58%	55%	34%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $1.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .16%.

 D Total distributions of $3.21 per share is comprised of distributions from net investment income of $1.774 and distributions from net realized gain of $1.431 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	(18.97)%	(6.26)%	(6.49)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$5,110	Natural Gas Portfolio
$25,307	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Ben Shuleva:  For the 12 months, the fund returned -18.97%, trailing the combined -10.11% return of the S&P® Custom Natural Gas Index for the first month of the period and the FactSet Natural Gas Linked Index for the past 11 months. The fund also lagged the 17.10% gain of the broadly based S&P 500 index. Unfavorable stock selection in the three-largest industry groups –oil & gas exploration & production (E&P), oil & gas storage & transportation, and oil & gas equipment & services – held back fund performance relative to the FactSet industry benchmark. In addition, foreign holdings detracted overall, despite the tailwind from a broadly weaker U.S. dollar. Versus that benchmark, a sizable non-index stake in Boardwalk Pipeline Partners, a provider of transportation and storage of natural gas and liquids, was among the fund's biggest detractors. Conversely, the top contributor was an overweight in Rice Energy, a U.S. natural gas E&P company that rallied sharply after its announced acquisition by natural gas driller EQT Corp. The acquisition was finalized during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On April 1, 2017, the fund’s industry benchmark changed from the S&P® Custom Natural Gas Index to the FactSet Natural Gas Linked Index. Due to new international benchmark guidelines, S&P® Dow Jones® Indices has stopped offering its brand on custom benchmarks, effective March 31, 2017. Fidelity believes that the new FactSet index will continue to provide shareholders with meaningful performance comparisons. On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed. After joining Lead Manager Edward Davis as a Co-Manager on October 20, 2017, Ben Shuleva assumed lead management of the fund on December 1, 2017, leaving Edward with co-manager responsibilities. On December 30, 2017, Ben became sole manager of the fund.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
ConocoPhillips Co.	7.2
Anadarko Petroleum Corp.	6.5
Baker Hughes, a GE Co. Class A	6.5
EOG Resources, Inc.	6.5
Kinder Morgan, Inc.	5.1
Encana Corp.	4.6
Occidental Petroleum Corp.	4.1
Schlumberger Ltd.	3.8
Boardwalk Pipeline Partners, LP	3.2
Spire, Inc.	2.9
50.4

Top Industries (% of fund's net assets)

As of February 28, 2018
Oil, Gas & Consumable Fuels	71.7%
Energy Equipment & Services	17.8%
Gas Utilities	9.1%
Multi-Utilities	1.3%
All Others*	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Natural Gas Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Energy Equipment & Services - 17.8%
Oil & Gas Drilling - 2.9%
Nabors Industries Ltd.	785,400	$5,081,538
Patterson-UTI Energy, Inc.	2,400	43,368
Trinidad Drilling Ltd. (a)	1,285,600	1,843,441
		6,968,347
Oil & Gas Equipment & Services - 14.9%
Baker Hughes, a GE Co. Class A	587,100	15,499,440
C&J Energy Services, Inc. (a)	66,900	1,605,600
Halliburton Co.	7,600	352,792
National Oilwell Varco, Inc.	21,400	750,926
Oceaneering International, Inc.	74,200	1,363,796
Pason Systems, Inc.	18,600	257,142
RigNet, Inc. (a)	242,934	3,255,316
Schlumberger Ltd.	137,632	9,034,164
Superior Energy Services, Inc. (a)	168,500	1,440,675
Weatherford International PLC (a)(b)	747,400	1,965,662
		35,525,513

TOTAL ENERGY EQUIPMENT & SERVICES		42,493,860

Gas Utilities - 9.1%
Gas Utilities - 9.1%
Atmos Energy Corp.	64,378	5,181,785
Southwest Gas Holdings, Inc.	93,200	6,140,016
Spire, Inc.	104,000	7,051,200
Valener, Inc.	207,000	3,310,193
		21,683,194
Multi-Utilities - 1.3%
Multi-Utilities - 1.3%
NiSource, Inc.	132,400	3,062,412
Oil, Gas & Consumable Fuels - 71.7%
Integrated Oil & Gas - 4.1%
Occidental Petroleum Corp.	147,500	9,676,000
Oil & Gas Exploration & Production - 49.9%
Abraxas Petroleum Corp. (a)	108,400	233,060
Advantage Oil & Gas Ltd. (a)	723,900	2,047,816
Anadarko Petroleum Corp.	272,720	15,555,949
Cabot Oil & Gas Corp.	15,400	372,064
Cimarex Energy Co.	50,700	4,871,763
Concho Resources, Inc. (a)	14,700	2,216,760
ConocoPhillips Co.	315,200	17,118,512
Crew Energy, Inc. (a)	626,600	751,998
Crown Point Energy, Inc. (a)(c)	18,166	5,450
Devon Energy Corp.	228,246	7,000,305
Encana Corp.	1,048,000	10,992,893
EOG Resources, Inc.	152,300	15,446,266
EQT Corp.	44,723	2,250,014
Gulfport Energy Corp. (a)	204,400	1,982,680
Lekoil Ltd. (a)	5,613,100	1,384,005
Marathon Oil Corp.	435,600	6,324,912
Newfield Exploration Co. (a)	32,100	748,893
Noble Energy, Inc.	215,200	6,419,416
Northern Blizzard Resources, Inc.	753,800	1,145,503
Parsley Energy, Inc. Class A (a)	232,100	5,867,488
PDC Energy, Inc. (a)	118,100	6,203,793
Range Resources Corp.	171,900	2,284,551
Savannah Petroleum PLC (a)	4,290,700	1,616,305
Surge Energy, Inc. (b)	1,408,500	2,107,481
WPX Energy, Inc. (a)	288,300	4,073,679
		119,021,556
Oil & Gas Refining & Marketing - 0.7%
Keyera Corp. (b)	71,000	1,809,305
Oil & Gas Storage & Transport - 17.0%
Boardwalk Pipeline Partners, LP	669,900	7,549,773
Cheniere Energy, Inc. (a)	20,800	1,092,416
Enbridge, Inc.	180,200	5,730,955
Kinder Morgan, Inc.	747,100	12,103,020
Sunoco Logistics Partners LP	42,650	776,657
The Williams Companies, Inc.	251,600	6,984,416
TransCanada Corp.	135,500	5,860,544
TransCanada Corp.	8,100	350,082
		40,447,863

TOTAL OIL, GAS & CONSUMABLE FUELS		170,954,724

TOTAL COMMON STOCKS
(Cost $347,382,752)		238,194,190

Money Market Funds - 2.0%
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)
(Cost $4,782,518)	4,781,656	4,782,134
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $352,165,270)		242,976,324
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(4,608,117)
NET ASSETS - 100%		$238,368,207

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,450 or 0.0% of net assets.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,943
Fidelity Securities Lending Cash Central Fund	65,271
Total	$88,214

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$238,194,190	$235,193,880	$3,000,310	$--
Money Market Funds	4,782,134	4,782,134	--	--
Total Investments in Securities:	$242,976,324	$239,976,014	$3,000,310	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,684,497
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.8%
Canada	15.2%
Curacao	3.8%
Bermuda	2.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $4,388,665) — See accompanying schedule: Unaffiliated issuers (cost $347,382,752)	$238,194,190
Fidelity Central Funds (cost $4,782,518)	4,782,134
Total Investment in Securities (cost $352,165,270)		$242,976,324
Receivable for investments sold		2,914,160
Receivable for fund shares sold		436,125
Dividends receivable		466,487
Distributions receivable from Fidelity Central Funds		2,932
Prepaid expenses		1,018
Other receivables		44,293
Total assets		246,841,339
Liabilities
Payable to custodian bank	$589,818
Payable for investments purchased	2,303,479
Payable for fund shares redeemed	530,979
Accrued management fee	113,091
Other affiliated payables	70,058
Other payables and accrued expenses	86,205
Collateral on securities loaned	4,779,502
Total liabilities		8,473,132
Net Assets		$238,368,207
Net Assets consist of:
Paid in capital		$795,196,350
Distributions in excess of net investment income		(4,641,134)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(442,995,823)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(109,191,186)
Net Assets, for 11,033,353 shares outstanding		$238,368,207
Net Asset Value, offering price and redemption price per share ($238,368,207 ÷ 11,033,353 shares)		$21.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$4,708,838
Special dividends		5,815,250
Income from Fidelity Central Funds (including $65,271 from security lending)		88,214
Total income		10,612,302
Expenses
Management fee	$1,694,164
Transfer agent fees	824,890
Accounting and security lending fees	123,964
Custodian fees and expenses	15,987
Independent trustees' fees and expenses	7,355
Registration fees	41,646
Audit	40,007
Legal	5,604
Interest	1,664
Miscellaneous	19,373
Total expenses before reductions	2,774,654
Expense reductions	(38,137)	2,736,517
Net investment income (loss)		7,875,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(56,957,996)
Fidelity Central Funds	(659)
Foreign currency transactions	(15,515)
Total net realized gain (loss)		(56,974,170)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(18,859,412)
Fidelity Central Funds	(384)
Assets and liabilities in foreign currencies	(196)
Total change in net unrealized appreciation (depreciation)		(18,859,992)
Net gain (loss)		(75,834,162)
Net increase (decrease) in net assets resulting from operations		$(67,958,377)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,875,785	$2,134,122
Net realized gain (loss)	(56,974,170)	(14,597,072)
Change in net unrealized appreciation (depreciation)	(18,859,992)	159,311,552
Net increase (decrease) in net assets resulting from operations	(67,958,377)	146,848,602
Distributions to shareholders from net investment income	(8,092,750)	(2,707,349)
Distributions to shareholders from net realized gain	(3,721,773)	(399,401)
Total distributions	(11,814,523)	(3,106,750)
Share transactions
Proceeds from sales of shares	91,904,830	363,264,746
Reinvestment of distributions	11,138,646	2,868,753
Cost of shares redeemed	(264,791,683)	(286,062,132)
Net increase (decrease) in net assets resulting from share transactions	(161,748,207)	80,071,367
Redemption fees	10,206	75,698
Total increase (decrease) in net assets	(241,510,901)	223,888,917
Net Assets
Beginning of period	479,879,108	255,990,191
End of period	$238,368,207	$479,879,108
Other Information
Distributions in excess of net investment income end of period	$(4,641,134)	$(3,915,326)
Shares
Sold	3,833,010	13,555,828
Issued in reinvestment of distributions	487,783	106,018
Redeemed	(10,575,399)	(10,729,732)
Net increase (decrease)	(6,254,606)	2,932,114

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Gas Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$27.76	$17.83	$32.05	$39.16	$32.86
Income from Investment Operations
Net investment income (loss)B	.61C	.13	.33	.34	.35
Net realized and unrealized gain (loss)	(5.83)	9.98	(14.16)	(7.03)	6.61
Total from investment operations	(5.22)	10.11	(13.83)	(6.69)	6.96
Distributions from net investment income	(.65)	(.15)	(.39)	(.38)	(.33)
Distributions from net realized gain	(.29)	(.03)	–	(.04)	(.32)
Total distributions	(.94)	(.18)	(.39)	(.42)	(.66)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$21.60	$27.76	$17.83	$32.05	$39.16
Total ReturnF	(18.97)%	56.75%	(43.29)%	(17.15)%	21.28%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.87%	.89%	.82%	.84%
Expenses net of fee waivers, if any	.89%	.87%	.88%	.82%	.84%
Expenses net of all reductions	.87%	.87%	.88%	.82%	.84%
Net investment income (loss)	2.52%C	.50%	1.24%	.84%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$238,368	$479,879	$255,990	$530,285	$840,514
Portfolio turnover rateI	69%	76%	62%	147%J	135%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Total distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	(4.16)%	(1.91)%	(1.94)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,223	Natural Resources Portfolio
$25,307	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Nathan Strik:  For the 12 months, the fund returned -4.16%, trailing the -2.99% return of the S&P® North American Natural Resources Sector Index and the 17.10% gain of the broad market S&P 500 index. Versus the S&P industry benchmark, unfavorable positioning in a few industry groups – oil & gas equipment & services, integrated oil & gas, and copper – held back fund performance. Conversely, good stock picking in oil & gas drilling and a non-index stake in commodity chemicals also added value. Among individual stocks, not having exposure to refining firm Valero Energy and exploration & production (E&P) company ConocoPhillips, two index constituents that performed well, detracted. It helped, however, to overweight E&P Diamondback Energy, which effectively executed its business objectives, and natural gas E&P Rice Energy, which was bought out at a sizable premium by rival EQT Corp. this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. Additionally, shareholders approved a proposal to reclassify Select Natural Resources Portfolio as a non-diversified fund, which allows it to focus its investments more heavily in securities of fewer issuers. These changes took effect on January 1, 2018.
On October 20, 2017, Nathan Strik assumed co-manager responsibilities for the fund, joining former Lead Manager John Dowd. Nathan was then named sole portfolio manager of the fund on February 1, 2018.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Chevron Corp.	8.7
Suncor Energy, Inc.	5.3
EOG Resources, Inc.	4.4
The Williams Companies, Inc.	4.1
Anadarko Petroleum Corp.	3.9
Halliburton Co.	3.8
Phillips 66 Co.	3.4
Pioneer Natural Resources Co.	3.4
Diamondback Energy, Inc.	3.2
Franco-Nevada Corp.	3.0
43.2

Top Industries (% of fund's net assets)

As of February 28, 2018
Oil, Gas & Consumable Fuels	68.2%
Energy Equipment & Services	12.4%
Metals & Mining	7.3%
Containers & Packaging	6.8%
Chemicals	2.1%
All Others*	3.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Natural Resources Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Chemicals - 2.1%
Commodity Chemicals - 2.1%
LyondellBasell Industries NV Class A	180,700	$19,555,354
Construction Materials - 1.9%
Construction Materials - 1.9%
Eagle Materials, Inc.	66,800	6,695,364
Summit Materials, Inc.	333,300	10,542,279
		17,237,643
Containers & Packaging - 6.8%
Metal & Glass Containers - 1.4%
Ball Corp.	329,200	13,151,540
Paper Packaging - 5.4%
Avery Dennison Corp.	115,700	13,669,955
Graphic Packaging Holding Co.	328,300	5,026,273
Packaging Corp. of America	125,300	14,935,760
WestRock Co.	234,000	15,387,840
		49,019,828

TOTAL CONTAINERS & PACKAGING		62,171,368

Energy Equipment & Services - 12.4%
Oil & Gas Drilling - 1.7%
Nabors Industries Ltd.	517,520	3,348,354
Odfjell Drilling Ltd. (a)	590,700	2,728,487
Shelf Drilling Ltd. (b)	759,800	6,222,388
Trinidad Drilling Ltd. (a)	856,400	1,228,005
Xtreme Drilling & Coil Services Corp. (a)	1,059,900	1,808,900
		15,336,134
Oil & Gas Equipment & Services - 10.7%
Baker Hughes, a GE Co. Class A	850,300	22,447,920
Dril-Quip, Inc. (a)	113,925	5,132,321
Halliburton Co.	746,700	34,661,814
Liberty Oilfield Services, Inc. Class A (a)(c)	19,500	362,505
National Oilwell Varco, Inc.	209,400	7,347,846
NCS Multistage Holdings, Inc.	122,500	1,790,950
Oceaneering International, Inc.	187,200	3,440,736
RigNet, Inc. (a)	270,230	3,621,082
Schlumberger Ltd.	282,365	18,534,439
		97,339,613

TOTAL ENERGY EQUIPMENT & SERVICES		112,675,747

Machinery - 0.2%
Industrial Machinery - 0.2%
ProPetro Holding Corp.	108,200	1,745,266
Metals & Mining - 7.3%
Copper - 0.7%
Freeport-McMoRan, Inc. (a)	344,400	6,405,840
Gold - 6.6%
Agnico Eagle Mines Ltd. (Canada)	460,500	17,545,079
Franco-Nevada Corp.	391,700	27,448,304
Randgold Resources Ltd. sponsored ADR (c)	186,673	15,124,246
		60,117,629

TOTAL METALS & MINING		66,523,469

Oil, Gas & Consumable Fuels - 68.2%
Coal & Consumable Fuels - 0.2%
Pinnacle Renewable Holds, Inc. (a)	157,200	1,652,609
Integrated Oil & Gas - 15.2%
Cenovus Energy, Inc.	1,457,000	10,605,034
Chevron Corp.	710,798	79,552,513
Suncor Energy, Inc.	1,477,600	48,639,202
		138,796,749
Oil & Gas Exploration & Production - 34.8%
Anadarko Petroleum Corp.	629,400	35,900,976
Cabot Oil & Gas Corp.	616,600	14,897,056
Callon Petroleum Co. (a)	553,500	5,850,495
Canadian Natural Resources Ltd.	826,900	25,615,083
Centennial Resource Development, Inc.:
Class A (a)	38,300	730,764
Class A (a)	338,800	6,464,304
Cimarex Energy Co.	130,900	12,578,181
Continental Resources, Inc. (a)	331,400	15,744,814
Devon Energy Corp.	630,400	19,334,368
Diamondback Energy, Inc. (a)	235,300	29,327,792
Encana Corp.	1,657,300	17,384,085
EOG Resources, Inc.	394,100	39,969,622
EQT Corp.	267,000	13,432,770
Extraction Oil & Gas, Inc. (a)	424,981	5,133,770
Newfield Exploration Co. (a)	424,000	9,891,920
Parsley Energy, Inc. Class A (a)	630,900	15,949,152
PDC Energy, Inc. (a)	135,300	7,107,309
Pioneer Natural Resources Co.	179,900	30,624,377
PrairieSky Royalty Ltd.	102,938	2,283,857
Viper Energy Partners LP	380,600	8,609,172
		316,829,867
Oil & Gas Refining & Marketing - 7.7%
Andeavor	113,100	10,136,022
Delek U.S. Holdings, Inc.	648,604	22,130,368
Phillips 66 Co.	344,916	31,170,059
Reliance Industries Ltd.	447,286	6,507,893
		69,944,342
Oil & Gas Storage & Transport - 10.3%
Cheniere Energy, Inc. (a)	310,100	16,286,452
Enterprise Products Partners LP	716,200	18,205,804
GasLog Partners LP	93,200	2,190,200
Gener8 Maritime, Inc. (a)	757,807	4,205,829
Golar LNG Ltd. (c)	185,400	5,009,508
Noble Midstream Partners LP	155,737	7,506,523
Noble Midstream Partners LP (d)	43,718	2,107,208
Teekay LNG Partners LP	50,500	934,250
The Williams Companies, Inc.	1,331,600	36,965,216
		93,410,990

TOTAL OIL, GAS & CONSUMABLE FUELS		620,634,557

Paper & Forest Products - 0.6%
Forest Products - 0.6%
Western Forest Products, Inc.	2,625,200	5,585,098
TOTAL COMMON STOCKS
(Cost $876,678,472)		906,128,502

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.41% (e)	4,325,027	4,325,891
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)	17,831,774	17,833,556
TOTAL MONEY MARKET FUNDS
(Cost $22,159,091)		22,159,447
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $898,837,563)		928,287,949
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(17,554,473)
NET ASSETS - 100%		$910,733,476

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,222,388 or 0.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,107,208 or 0.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$1,768,393

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$83,117
Fidelity Securities Lending Cash Central Fund	157,366
Total	$240,483

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$906,128,502	$890,669,734	$15,458,768	$--
Money Market Funds	22,159,447	22,159,447	--	--
Total Investments in Securities:	$928,287,949	$912,829,181	$15,458,768	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.2%
Canada	17.5%
Netherlands	2.1%
Curacao	2.0%
Bailiwick of Jersey	1.7%
Bermuda	1.3%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $17,144,922) — See accompanying schedule: Unaffiliated issuers (cost $876,678,472)	$906,128,502
Fidelity Central Funds (cost $22,159,091)	22,159,447
Total Investment in Securities (cost $898,837,563)		$928,287,949
Receivable for investments sold		102,497
Receivable for fund shares sold		850,632
Dividends receivable		1,463,419
Distributions receivable from Fidelity Central Funds		5,247
Prepaid expenses		2,760
Other receivables		73,822
Total assets		930,786,326
Liabilities
Payable for fund shares redeemed	$1,126,030
Accrued management fee	424,878
Other affiliated payables	211,405
Other payables and accrued expenses	461,287
Collateral on securities loaned	17,829,250
Total liabilities		20,052,850
Net Assets		$910,733,476
Net Assets consist of:
Paid in capital		$1,029,780,136
Distributions in excess of net investment income		(1,256,817)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(146,912,975)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,123,132
Net Assets, for 33,104,402 shares outstanding		$910,733,476
Net Asset Value, offering price and redemption price per share ($910,733,476 ÷ 33,104,402 shares)		$27.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$10,854,814
Special dividends		10,141,250
Income from Fidelity Central Funds (including $157,366 from security lending)		240,483
Total income		21,236,547
Expenses
Management fee	$4,898,592
Transfer agent fees	2,047,159
Accounting and security lending fees	312,080
Custodian fees and expenses	32,728
Independent trustees' fees and expenses	19,480
Registration fees	46,858
Audit	50,126
Legal	13,160
Interest	5,229
Miscellaneous	52,530
Total expenses before reductions	7,477,942
Expense reductions	(83,485)	7,394,457
Net investment income (loss)		13,842,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $13,974)	33,692,631
Fidelity Central Funds	(277)
Foreign currency transactions	(79,683)
Total net realized gain (loss)		33,612,671
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $263,690)	(80,931,370)
Fidelity Central Funds	(4,805)
Assets and liabilities in foreign currencies	505
Total change in net unrealized appreciation (depreciation)		(80,935,670)
Net gain (loss)		(47,322,999)
Net increase (decrease) in net assets resulting from operations		$(33,480,909)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,842,090	$2,893,695
Net realized gain (loss)	33,612,671	18,115,373
Change in net unrealized appreciation (depreciation)	(80,935,670)	176,626,416
Net increase (decrease) in net assets resulting from operations	(33,480,909)	197,635,484
Distributions to shareholders from net investment income	(12,904,948)	(3,359,511)
Distributions to shareholders from net realized gain	(719,094)	(2,074,553)
Total distributions	(13,624,042)	(5,434,064)
Share transactions
Proceeds from sales of shares	293,810,856	495,662,532
Reinvestment of distributions	13,165,643	5,196,216
Cost of shares redeemed	(261,241,461)	(243,885,913)
Net increase (decrease) in net assets resulting from share transactions	45,735,038	256,972,835
Redemption fees	13,793	46,019
Total increase (decrease) in net assets	(1,356,120)	449,220,274
Net Assets
Beginning of period	912,089,596	462,869,322
End of period	$910,733,476	$912,089,596
Other Information
Distributions in excess of net investment income end of period	$(1,256,817)	$(772,686)
Shares
Sold	10,604,222	18,462,591
Issued in reinvestment of distributions	472,915	185,868
Redeemed	(9,288,677)	(8,562,319)
Net increase (decrease)	1,788,460	10,086,140

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Resources Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.13	$21.80	$31.49	$37.85	$34.10
Income from Investment Operations
Net investment income (loss)B	.43C	.10	.18	.21	.20
Net realized and unrealized gain (loss)	(1.64)	7.42	(9.69)	(4.55)	4.52
Total from investment operations	(1.21)	7.52	(9.51)	(4.34)	4.72
Distributions from net investment income	(.39)	(.11)	(.18)	(.15)	(.10)
Distributions from net realized gain	(.02)	(.08)	–	(1.87)	(.88)
Total distributions	(.41)	(.19)	(.18)	(2.02)	(.97)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$27.51	$29.13	$21.80	$31.49	$37.85
Total ReturnF	(4.16)%	34.54%	(30.22)%	(11.45)%	13.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.83%	.84%	.86%	.82%	.84%
Expenses net of fee waivers, if any	.83%	.84%	.86%	.82%	.84%
Expenses net of all reductions	.82%	.83%	.85%	.82%	.83%
Net investment income (loss)	1.54%C	.35%	.66%	.55%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$910,733	$912,090	$462,869	$761,078	$949,394
Portfolio turnover rateI	78%	84%	78%	87%	99%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.31 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 D Total distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective January 1, 2018, Natural Resources Portfolio has changed from diversified to non-diversified. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, certain deemed distributions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Energy Portfolio	$1,598,650,187	$318,205,078	$(118,534,594)	$199,670,484
Energy Service Portfolio	501,378,644	47,260,814	(105,560,719)	(58,299,905)
Natural Gas Portfolio	352,470,952	4,650,096	(114,144,724)	(109,494,628)
Natural Resources Portfolio	899,822,530	112,198,688	(83,733,269)	28,465,419

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$–	$(329,951,724)	$196,685,454
Energy Service Portfolio	–	(97,854,477)	(60,149,946)
Natural Gas Portfolio	1,245,751	(443,935,891)	(114,099,838)
Natural Resources Portfolio	419,227	(145,952,764)	26,874,784

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019
Natural Gas Portfolio	$(215,752,708)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Energy Portfolio	$(217,837,105)	$(112,114,619)	$(329,951,724)	$(329,951,724)
Energy Service Portfolio	(24,382,712)	(73,471,765)	(97,854,477)	(97,854,477)
Natural Gas Portfolio	(62,916,685)	(165,266,498)	(228,183,183)	(443,935,891)
Natural Resources Portfolio	(65,548,621)	(80,404,143)	(145,952,764)	(145,952,764)

The tax character of distributions paid was as follows:

February 28, 2018
	Ordinary Income	Total
Energy Portfolio	$35,170,840	$35,170,840
Energy Service Portfolio	29,253,083	29,253,083
Natural Gas Portfolio	11,814,523	11,814,523
Natural Resources Portfolio	13,624,042	13,624,042

February 28, 2017
	Ordinary Income	Total
Energy Portfolio	$16,227,405	$16,227,405
Energy Service Portfolio	2,569,509	2,569,509
Natural Gas Portfolio	3,106,750	3,106,750
Natural Resources Portfolio	5,434,064	5,434,064

Trading (Redemption) Fees. Shares held by investors in Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,156,331,296	1,495,875,153
Energy Service Portfolio	322,715,915	508,575,767
Natural Gas Portfolio	217,890,624	380,320,988
Natural Resources Portfolio	747,853,356	699,580,166

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.24%	.54%
Energy Service Portfolio	.30%	.24%	.54%
Natural Gas Portfolio	.30%	.24%	.54%
Natural Resources Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.20%
Energy Service Portfolio	.22%
Natural Gas Portfolio	.26%
Natural Resources Portfolio	.23%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$42,446
Energy Service Portfolio	16,105
Natural Gas Portfolio	19,180
Natural Resources Portfolio	26,549

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$5,515,143.97%		$1,039
Energy Service Portfolio	Borrower	$7,018,222.86%		$3,017
Natural Gas Portfolio	Borrower	$3,225,118	1.09%	$1,664
Natural Resources Portfolio	Borrower	$6,228,250	1.60%	$3,329

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 3,526,343 shares of Energy Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $146,061,109. The Fund had a net realized gain of $45,915,372 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Energy Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$6,380
Energy Service Portfolio	1,789
Natural Gas Portfolio	1,165
Natural Resources Portfolio	2,757

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Natural Resources Portfolio	$3,238,727	1.92%	$1,900

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$197,535	$2,475
Energy Service Portfolio	97,329	–
Natural Gas Portfolio	34,101	–
Natural Resources Portfolio	72,834	1,429

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$21,639
Energy Service Portfolio	5,058
Natural Gas Portfolio	4,036
Natural Resources Portfolio	9,222

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Fund:

Strategic Advisers Value Fund
Energy Portfolio	10%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Fund:

Fund	% of shares held
Energy Portfolio	23%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (four of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provided a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers LLC (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Energy Portfolio	.79%
Actual		$1,000.00	$1,119.00	$4.15
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Energy Service Portfolio	.84%
Actual		$1,000.00	$1,093.30	$4.36
Hypothetical-C		$1,000.00	$1,020.63	$4.21
Natural Gas Portfolio	.89%
Actual		$1,000.00	$1,011.10	$4.44
Hypothetical-C		$1,000.00	$1,020.38	$4.46
Natural Resources Portfolio	.82%
Actual		$1,000.00	$1,101.80	$4.27
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/09/18	04/06/18	$0.000	$0.000
Energy Service Portfolio	04/09/18	04/06/18	$0.000	$0.000
Natural Gas Portfolio	04/09/18	04/06/18	$0.000	$0.117
Natural Resources Portfolio	04/09/18	04/06/18	$0.013	$0.001

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Energy Portfolio	100%	100%
Energy Service Portfolio	–%	56%
Natural Gas Portfolio	56%	77%
Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Energy Portfolio	100%	100%
Energy Service Portfolio	–%	63%
Natural Gas Portfolio	100%	88%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Natural Gas Portfolio and Natural Resources Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2017, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Energy Portfolio.

	# of Votes	% of Votes
Affirmative	872,405,264.92	71.826
Against	171,096,267.20	14.087
Abstain	91,077,895.37	7.498
Broker Non-Vote	80,037,978.52	6.589
TOTAL	1,214,617,406.01	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Energy Service Portfolio.

	# of Votes	% of Votes
Affirmative	218,720,242.86	72.926
Against	35,984,488.64	11.998
Abstain	19,568,134.36	6.524
Broker Non-Vote	25,649,953.89	8.552
TOTAL	299,922,819.75	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Natural Gas Portfolio.

	# of Votes	% of Votes
Affirmative	127,228,336.60	71.400
Against	16,559,012.65	9.293
Abstain	12,303,746.72	6.905
Broker Non-Vote	22,100,746.04	12.402
TOTAL	178,191,842.01	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Natural Resources Portfolio.

	# of Votes	% of Votes
Affirmative	482,984,049.43	74.573
Against	94,003,272.73	14.514
Abstain	49,297,173.77	7.611
Broker Non-Vote	21,389,995.98	3.302
TOTAL	647,674,491.91	100.000

PROPOSAL 3

To modify Energy Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	906,803,274.54	74.658
Against	133,661,759.98	11.005
Abstain	94,114,392.97	7.748
Broker Non-Vote	80,037,978.52	6.589
TOTAL	1,214,617,406.01	100.000

PROPOSAL 3

To modify Energy Service Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	226,261,640.15	75.440
Against	28,368,343.72	9.459
Abstain	19,642,881.99	6.549
Broker Non-Vote	25,649,953.89	8.552
TOTAL	299,922,819.75	100.000

PROPOSAL 3

To modify Natural Gas Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	127,293,166.90	71.437
Against	16,064,588.42	9.016
Abstain	12,733,340.65	7.145
Broker Non-Vote	22,100,746.04	12.402
TOTAL	178,191,842.01	100.000

PROPOSAL 3

To modify Natural Resources Portfolio's fundamental concentration policy.

	# of Votes	% of Votes
Affirmative	503,884,867.84	77.800
Against	76,526,841.08	11.816
Abstain	45,872,787.01	7.082
Broker Non-Vote	21,389,995.98	3.302
TOTAL	647,674,491.91	100.000

PROPOSAL 4

To change Natural Resources Portfolio from a diversified fund to a non-diversified fund.

	# of Votes	% of Votes
Affirmative	480,524,490.51	74.193
Against	101,357,416.27	15.650
Abstain	44,402,589.15	6.855
Broker Non-Vote	21,389,995.98	3.302
TOTAL	647,674,491.91	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELNR-ANN-0418
1.813649.113

Fidelity® Select Portfolios® Telecommunications Services Sector Telecommunications Portfolio Wireless Portfolio Annual Report February 28, 2018

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	(3.76)%	8.44%	7.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,835	Telecommunications Portfolio
$25,307	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund's share classes (excluding sales charges, if applicable) returned roughly between -4% and -5%, outpacing the -7.93% return of the sector benchmark, the MSCI U.S. IMI Telecommunication Services 25/50 Index. However, the fund’s results trailed the broad-market S&P 500®. Investors generally shunned telecommunication services stocks for most of the reporting period, instead favoring higher-growth stocks. Versus the MSCI benchmark, favorable stock selection largely drove the fund’s outperformance. Choices in the integrated telecommunication services and wireless telecommunication services segments added value, as did underweighting two poor-performing index components here: Windstream Holdings (-78%) and NII Holdings (-88%), respectively. I eliminated NII from the fund this period. Elsewhere, a non-index position in wireless tower operator American Tower worked well, as the fund’s position rose 23% this period. Conversely, an underweighting in the relatively strong-performing alternative carriers segment detracted, especially avoiding index constituent PDVWireless (25%) and underweighting Orbcomm (21%). In addition, an out-of-MSCI-benchmark stake in application software stocks proved disappointing. A small position in Synchronoss Technologies returned -52% for the fund, and I eliminated this position during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Verizon Communications, Inc.	20.9
AT&T, Inc.	11.3
T-Mobile U.S., Inc.	7.7
CenturyLink, Inc.	5.4
Zayo Group Holdings, Inc.	3.9
Gci Liberty, Inc. Class A	3.7
Vonage Holdings Corp.	3.5
Cogent Communications Group, Inc.	3.3
Telephone & Data Systems, Inc.	3.0
Iridium Communications, Inc.	2.9
65.6

Top Industries (% of fund's net assets)

As of February 28, 2018
Diversified Telecommunication Services	63.1%
Wireless Telecommunication Services	18.0%
Media	12.4%
Internet Software & Services	2.2%
Equity Real Estate Investment Trusts (Reits)	2.0%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Communications Equipment - 0.8%
Communications Equipment - 0.8%
Quantenna Communications, Inc. (a)	218,900	$3,009,875
Diversified Telecommunication Services - 63.1%
Alternative Carriers - 21.3%
CenturyLink, Inc.	1,099,140	19,421,804
Cogent Communications Group, Inc.	277,139	11,875,406
Globalstar, Inc. (a)(b)	3,109,948	2,956,317
Iliad SA	11,784	2,762,883
Iridium Communications, Inc. (a)(b)	904,911	10,587,459
ORBCOMM, Inc. (a)	231,949	2,412,270
Vonage Holdings Corp. (a)	1,244,271	12,629,351
Zayo Group Holdings, Inc. (a)	397,100	14,236,035
		76,881,525
Integrated Telecommunication Services - 41.8%
Altice U.S.A., Inc. Class A (b)	28,800	524,160
AT&T, Inc.	1,120,220	40,663,986
Atlantic Tele-Network, Inc.	91,000	5,450,900
Cincinnati Bell, Inc. (a)	546,502	8,826,007
Consolidated Communications Holdings, Inc. (b)	241,900	2,796,364
Frontier Communications Corp. (b)	246,575	1,733,422
Gci Liberty, Inc. Class A (a)	344,343	13,239,988
Verizon Communications, Inc.	1,579,697	75,414,733
Windstream Holdings, Inc. (b)	1,119,530	1,768,857
		150,418,417

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		227,299,942

Electronic Equipment & Components - 1.2%
Electronic Equipment & Instruments - 0.3%
ADT, Inc. (a)	98,500	1,040,160
Electronic Manufacturing Services - 0.9%
Fabrinet	104,500	3,150,675

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		4,190,835

Equity Real Estate Investment Trusts (REITs) - 2.0%
Specialized REITs - 2.0%
American Tower Corp.	50,690	7,062,638
Internet Software & Services - 2.2%
Internet Software & Services - 2.2%
Akamai Technologies, Inc. (a)	29,200	1,969,832
Gogo, Inc. (a)(b)	306,047	2,778,907
Pandora Media, Inc. (a)(b)	739,000	3,258,990
		8,007,729
Media - 12.4%
Cable & Satellite - 9.7%
Altice NV Class A (a)(b)	288,548	2,752,491
Comcast Corp. Class A	286,100	10,359,681
DISH Network Corp. Class A (a)	39,900	1,663,431
Liberty Broadband Corp. Class A (a)	93,100	8,135,078
Liberty Global PLC:
Class C (a)	293,936	8,826,898
LiLAC Class C (a)(c)	92,834	1
Liberty Latin America Ltd. (a)	88,834	1,816,655
Megacable Holdings S.A.B. de CV unit	346,100	1,531,968
		35,086,203
Movies & Entertainment - 2.7%
Lions Gate Entertainment Corp. Class B	12,603	338,265
Time Warner, Inc.	98,800	9,184,448
		9,522,713

TOTAL MEDIA		44,608,916

Wireless Telecommunication Services - 17.5%
Wireless Telecommunication Services - 17.5%
Millicom International Cellular SA	24,100	1,595,179
Shenandoah Telecommunications Co.	193,767	6,355,558
Sprint Corp. (a)(b)	1,358,885	7,052,613
T-Mobile U.S., Inc. (a)	459,597	27,856,174
Telephone & Data Systems, Inc.	388,464	10,892,531
U.S. Cellular Corp. (a)	164,300	6,340,337
VimpelCom Ltd. sponsored ADR	1,019,200	2,945,488
		63,037,880
TOTAL COMMON STOCKS
(Cost $312,680,019)		357,217,815

Nonconvertible Preferred Stocks - 0.5%
Wireless Telecommunication Services - 0.5%
Wireless Telecommunication Services - 0.5%
TIM Participacoes SA sponsored ADR
(Cost $1,861,185)	91,900	1,955,632

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 1.41% (d)	1,837,723	1,838,091
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	29,460,348	29,463,294
TOTAL MONEY MARKET FUNDS
(Cost $31,300,258)		31,301,385
TOTAL INVESTMENT IN SECURITIES - 108.4%
(Cost $345,841,462)		390,474,832
NET OTHER ASSETS (LIABILITIES) - (8.4)%		(30,175,304)
NET ASSETS - 100%		$360,299,528

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,867
Fidelity Securities Lending Cash Central Fund	1,024,632
Total	$1,041,499

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$357,217,815	$351,702,440	$5,515,374	$1
Nonconvertible Preferred Stocks	1,955,632	1,955,632	--	--
Money Market Funds	31,301,385	31,301,385	--	--
Total Investments in Securities:	$390,474,832	$384,959,457	$5,515,374	$1

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$15,663,328
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $27,731,294) — See accompanying schedule: Unaffiliated issuers (cost $314,541,204)	$359,173,447
Fidelity Central Funds (cost $31,300,258)	31,301,385
Total Investment in Securities (cost $345,841,462)		$390,474,832
Receivable for fund shares sold		117,779
Distributions receivable from Fidelity Central Funds		58,283
Prepaid expenses		1,443
Other receivables		25,149
Total assets		390,677,486
Liabilities
Payable for fund shares redeemed	$614,329
Accrued management fee	167,382
Distribution and service plan fees payable	13,209
Other affiliated payables	75,626
Other payables and accrued expenses	52,854
Collateral on securities loaned	29,454,558
Total liabilities		30,377,958
Net Assets		$360,299,528
Net Assets consist of:
Paid in capital		$312,723,185
Undistributed net investment income		1,308,030
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,638,240
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,630,073
Net Assets		$360,299,528
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,816,126 ÷ 320,574 shares)		$55.58
Maximum offering price per share (100/94.25 of $55.58)		$58.97
Class M:
Net Asset Value and redemption price per share ($4,847,326 ÷ 87,645 shares)		$55.31
Maximum offering price per share (100/96.50 of $55.31)		$57.32
Class C:
Net Asset Value and offering price per share ($8,395,717 ÷ 151,859 shares)(a)		$55.29
Telecommunications:
Net Asset Value, offering price and redemption price per share ($320,908,125 ÷ 5,742,379 shares)		$55.88
Class I:
Net Asset Value, offering price and redemption price per share ($8,332,234 ÷ 149,485 shares)		$55.74

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$11,959,525
Income from Fidelity Central Funds (including $1,024,632 from security lending)		1,041,499
Total income		13,001,024
Expenses
Management fee	$2,589,708
Transfer agent fees	933,897
Distribution and service plan fees	191,805
Accounting and security lending fees	192,923
Custodian fees and expenses	17,509
Independent trustees' fees and expenses	11,267
Registration fees	88,653
Audit	63,220
Legal	7,827
Interest	11,274
Miscellaneous	25,911
Total expenses before reductions	4,133,994
Expense reductions	(77,723)	4,056,271
Net investment income (loss)		8,944,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,421,052
Fidelity Central Funds	127
Foreign currency transactions	(6,535)
Total net realized gain (loss)		61,414,644
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(86,609,104)
Fidelity Central Funds	(9,530)
Assets and liabilities in foreign currencies	132
Total change in net unrealized appreciation (depreciation)		(86,618,502)
Net gain (loss)		(25,203,858)
Net increase (decrease) in net assets resulting from operations		$(16,259,105)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,944,753	$13,937,211
Net realized gain (loss)	61,414,644	61,532,842
Change in net unrealized appreciation (depreciation)	(86,618,502)	57,549,557
Net increase (decrease) in net assets resulting from operations	(16,259,105)	133,019,610
Distributions to shareholders from net investment income	(9,787,526)	(13,294,404)
Distributions to shareholders from net realized gain	(66,377,876)	(31,675,318)
Total distributions	(76,165,402)	(44,969,722)
Share transactions - net increase (decrease)	(304,973,804)	(55,515,132)
Redemption fees	–	54,102
Total increase (decrease) in net assets	(397,398,311)	32,588,858
Net Assets
Beginning of period	757,697,839	725,108,981
End of period	$360,299,528	$757,697,839
Other Information
Undistributed net investment income end of period	$1,308,030	$2,151,795

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.61	$62.32	$63.26	$58.71	$51.58
Income from Investment Operations
Net investment income (loss)B	1.05	.88	.81	.76	1.76C
Net realized and unrealized gain (loss)	(3.38)	10.68	(.76)	5.83	6.48
Total from investment operations	(2.33)	11.56	.05	6.59	8.24
Distributions from net investment income	(1.31)	(1.11)	(.54)	(2.04)	(1.11)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.70)	(4.27)	(.99)	(2.04)	(1.11)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$55.58	$69.61	$62.32	$63.26	$58.71
Total ReturnF,G	(4.06)%	18.65%	.16%	11.54%	16.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.14%	1.14%	1.15%	1.15%	1.18%
Expenses net of fee waivers, if any	1.14%	1.14%	1.15%	1.15%	1.18%
Expenses net of all reductions	1.12%	1.12%	1.15%	1.15%	1.15%
Net investment income (loss)	1.59%	1.28%	1.33%	1.26%	3.08%C
Supplemental Data
Net assets, end of period (000 omitted)	$17,816	$31,966	$13,032	$11,052	$7,712
Portfolio turnover rateJ	66%	105%K	51%	94%K	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.33	$61.95	$63.04	$58.50	$51.41
Income from Investment Operations
Net investment income (loss)B	.81	.65	.61	.57	1.59C
Net realized and unrealized gain (loss)	(3.36)	10.62	(.76)	5.81	6.44
Total from investment operations	(2.55)	11.27	(.15)	6.38	8.03
Distributions from net investment income	(1.07)	(.73)	(.49)	(1.84)	(.94)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.47)D	(3.89)	(.94)	(1.84)	(.94)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$55.31	$69.33	$61.95	$63.04	$58.50
Total ReturnG,H	(4.40)%	18.26%	(.16)%	11.19%	15.64%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.49%	1.46%	1.47%	1.47%	1.48%
Expenses net of fee waivers, if any	1.49%	1.46%	1.47%	1.47%	1.48%
Expenses net of all reductions	1.48%	1.44%	1.46%	1.46%	1.45%
Net investment income (loss)	1.24%	.96%	1.01%	.94%	2.78%C
Supplemental Data
Net assets, end of period (000 omitted)	$4,847	$6,933	$8,280	$5,095	$4,344
Portfolio turnover rateK	66%	105%L	51%	94%L	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total distributions of $11.47 per share is comprised of distributions from net investment income of $1.073 and distributions from net realized gain of $10.393 per share.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.24	$62.10	$63.04	$58.54	$51.47
Income from Investment Operations
Net investment income (loss)B	.57	.37	.36	.34	1.36C
Net realized and unrealized gain (loss)	(3.36)	10.62	(.75)	5.80	6.46
Total from investment operations	(2.79)	10.99	(.39)	6.14	7.82
Distributions from net investment income	(.77)	(.69)	(.10)	(1.64)	(.74)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.16)	(3.85)	(.55)	(1.64)	(.75)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$55.29	$69.24	$62.10	$63.04	$58.54
Total ReturnE,F	(4.75)%	17.77%	(.57)%	10.75%	15.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.86%	1.88%	1.89%	1.85%	1.88%
Expenses net of fee waivers, if any	1.86%	1.88%	1.89%	1.85%	1.88%
Expenses net of all reductions	1.85%	1.86%	1.88%	1.85%	1.85%
Net investment income (loss)	.87%	.54%	.60%	.56%	2.38%C
Supplemental Data
Net assets, end of period (000 omitted)	$8,396	$13,528	$7,735	$7,074	$5,523
Portfolio turnover rateI	66%	105%J	51%	94%J	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.97	$62.58	$63.54	$58.94	$51.75
Income from Investment Operations
Net investment income (loss)B	1.28	1.12	1.02	.96	1.96C
Net realized and unrealized gain (loss)	(3.42)	10.74	(.77)	5.85	6.51
Total from investment operations	(2.14)	11.86	.25	6.81	8.47
Distributions from net investment income	(1.56)	(1.31)	(.76)	(2.21)	(1.28)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.95)	(4.47)	(1.21)	(2.21)	(1.28)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$55.88	$69.97	$62.58	$63.54	$58.94
Total ReturnF	(3.76)%	19.06%	.49%	11.90%	16.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.80%	.82%	.83%	.85%
Expenses net of fee waivers, if any	.82%	.80%	.81%	.83%	.85%
Expenses net of all reductions	.80%	.78%	.81%	.82%	.82%
Net investment income (loss)	1.92%	1.62%	1.67%	1.58%	3.41%C
Supplemental Data
Net assets, end of period (000 omitted)	$320,908	$690,720	$689,600	$346,174	$343,548
Portfolio turnover rateI	66%	105%J	51%	94%J	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$69.82	$62.46	$63.38	$58.80	$51.65
Income from Investment Operations
Net investment income (loss)B	1.26	1.12	1.02	.94	1.93C
Net realized and unrealized gain (loss)	(3.39)	10.70	(.76)	5.83	6.48
Total from investment operations	(2.13)	11.82	.26	6.77	8.41
Distributions from net investment income	(1.56)	(1.30)	(.73)	(2.19)	(1.25)
Distributions from net realized gain	(10.39)	(3.16)	(.45)	–	(.01)
Total distributions	(11.95)	(4.46)	(1.18)	(2.19)	(1.26)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$55.74	$69.82	$62.46	$63.38	$58.80
Total ReturnE	(3.75)%	19.03%	.51%	11.85%	16.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.80%	.82%	.86%	.91%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.86%	.91%
Expenses net of all reductions	.80%	.78%	.81%	.85%	.88%
Net investment income (loss)	1.91%	1.62%	1.67%	1.55%	3.35%C
Supplemental Data
Net assets, end of period (000 omitted)	$8,332	$14,550	$6,197	$2,505	$1,604
Portfolio turnover rateH	66%	105%I	51%	94%I	111%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M (formerly Class T), Class C, Telecommunications and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period March 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,138,518
Gross unrealized depreciation	(31,769,857)
Net unrealized appreciation (depreciation)	$42,368,661
Tax Cost	$348,106,171

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,308,030
Undistributed long-term capital gain	$3,902,949
Net unrealized appreciation (depreciation) on securities and other investments	$42,365,364

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$16,292,007	$ 33,284,559
Long-term Capital Gains	59,873,395	11,685,163
Total	$76,165,402	$ 44,969,722

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $320,343,309 and $690,123,904, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$56,288	$549
Class M	.25%	.25%	28,768	–
Class C	.75%	.25%	106,749	18,929
			$191,805	$19,478

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,703
Class M	2,079
Class C(a)	4,933
$24,715

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$59,019.26
Class M	21,139.37
Class C	25,248.24
Telecommunications	805,725.19
Class I	22,766.19
	$933,897

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,814 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,749,957	1.15%	$10,093

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 805,095 shares of Telecommunications Portfolio held by an affiliated entity were redeemed in-kind for investments and cash with a value of $53,345,591. The Fund had a net realized gain of $12,655,696 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Telecommunications Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,732 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,895,111. The weighted average interest rate was 1.21%. The interest expense amounted to $1,181 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $72,277 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,446.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Class A	$396,755	$455,173
Class M	86,824	67,280
Class C	113,266	124,522
Telecommunications	8,955,299	12,452,745
Class I	235,382	194,684
Total	$9,787,526	$13,294,404
From net realized gain
Class A	$3,147,334	$1,308,078
Class M	841,588	287,783
Class C	1,545,756	572,522
Telecommunications	59,280,788	29,029,256
Class I	1,562,410	477,679
Total	$66,377,876	$31,675,318

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Class A
Shares sold	76,520	521,786	$4,987,299	$35,388,038
Reinvestment of distributions	57,962	24,324	3,454,010	1,671,796
Shares redeemed	(273,126)	(296,004)	(18,205,397)	(20,518,786)
Net increase (decrease)	(138,644)	250,106	$(9,764,088)	$16,541,048
Class M
Shares sold	21,912	82,122	$1,457,815	$5,468,018
Reinvestment of distributions	15,649	5,039	926,496	345,400
Shares redeemed	(49,923)	(120,797)	(3,308,018)	(8,187,323)
Net increase (decrease)	(12,362)	(33,636)	$(923,707)	$(2,373,905)
Class B
Shares sold	–	975	$–	$64,042
Shares redeemed	–	(5,216)	–	(349,278)
Net increase (decrease)	–	(4,241)	$–	$(285,236)
Class C
Shares sold	31,294	135,768	$2,045,854	$9,283,679
Reinvestment of distributions	25,537	8,829	1,513,170	604,885
Shares redeemed	(100,350)	(73,776)	(6,561,447)	(5,085,863)
Net increase (decrease)	(43,519)	70,821	$(3,002,423)	$4,802,701
Telecommunications
Shares sold	1,189,602	6,206,062	$77,745,057	$424,943,213
Reinvestment of distributions	1,082,670	578,869	65,288,273	39,940,628
Shares redeemed	(6,401,925)	(7,931,924)(a)	(430,649,733)	(546,713,599)(a)
Net increase (decrease)	(4,129,653)	(1,146,993)	$(287,616,403)	$(81,829,758)
Class I
Shares sold	250,120	536,498	$16,564,921	$37,085,732
Reinvestment of distributions	25,845	8,128	1,544,599	559,963
Shares redeemed	(334,874)	(435,454)	(21,776,703)	(30,015,677)
Net increase (decrease)	(58,909)	109,172	$(3,667,183)	$7,630,018

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	17.21%	11.54%	8.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,747	Wireless Portfolio
$25,307	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Matthew Drukker:  For the year,the fund gained 17.21%, strongly outpacing the 12.42% return of the sector benchmark, the Fidelity Wireless Index, and finishing ahead of the broad-market S&P 500®. Favorable stock selection largely drove the fund’s outperformance versus the Fidelity industry benchmark. Choices in the integrated telecommunication services segment added considerable value, led by shares of Spanish mobile wireless provider Masmovil Ibercom (332%), an out-of-index holding and the fund’s largest relative contributor. Significantly underweighting telecom services provider AT&T (-9%) also worked well. Additionally, foreign holdings contributed overall this period, aided in part by a broadly weaker U.S. dollar. Conversely, stock picking in the non-index cable & satellite segment detracted. In particular, two positions here turned out to be the fund’s biggest individual relative disappointments, namely Netherlands-based global telecommunications company Altice and London-based broadband and mobile services provider Liberty Global, which returned -54% and -13%, respectively, this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  Due to new international benchmark guidelines, S&P® Dow Jones® Indices stopped offering its brand on custom benchmarks, effective March 31, 2017. As a temporary solution, on April 1, 2017, the fund's industry benchmark changed from the S&P® Custom Wireless Index to the Fidelity Wireless Index. S&P® agreed to continue calculating the benchmark until a suitable alternative is found.

On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
Apple, Inc.	17.5
Qualcomm, Inc.	9.7
Masmovil Ibercom SA	5.7
T-Mobile U.S., Inc.	5.6
AT&T, Inc.	4.9
Vodafone Group PLC sponsored ADR	4.9
American Tower Corp.	4.8
Liberty Global PLC Class A	2.7
Alphabet, Inc. Class A	2.7
BT Group PLC sponsored ADR	2.4
60.9

Top Industries (% of fund's net assets)

As of February 28, 2018
Diversified Telecommunication Services	27.7%
Technology Hardware, Storage & Peripherals	17.5%
Wireless Telecommunication Services	15.3%
Semiconductors & Semiconductor Equipment	14.2%
Equity Real Estate Investment Trusts (Reits)	6.2%
All Others*	19.1%

* Includes short-term investments and net other assets (liabilities).

Wireless Portfolio

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Aerospace & Defense - 1.3%
Aerospace & Defense - 1.3%
Harris Corp.	22,500	$3,513,375
Communications Equipment - 4.4%
Communications Equipment - 4.4%
CommScope Holding Co., Inc. (a)	69,300	2,682,603
Motorola Solutions, Inc.	12,168	1,291,633
NETGEAR, Inc. (a)	18,300	1,020,225
Nokia Corp. sponsored ADR	126,800	735,440
Quantenna Communications, Inc. (a)	215,700	2,965,875
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (b)	534,800	3,540,376
ViaSat, Inc. (a)	1	70
		12,236,222
Diversified Telecommunication Services - 26.3%
Alternative Carriers - 1.5%
Iliad SA	9,178	2,151,879
Iridium Communications, Inc. (a)(b)	149,000	1,743,300
ORBCOMM, Inc. (a)	37,000	384,800
		4,279,979
Integrated Telecommunication Services - 24.8%
AT&T, Inc.	372,100	13,507,230
BCE, Inc.	95,800	4,180,798
BT Group PLC sponsored ADR (b)	391,800	6,519,552
Chunghwa Telecom Co. Ltd. sponsored ADR (b)	12,900	477,429
Deutsche Telekom AG	156,300	2,511,223
Euskaltel, S.A. (b)(c)	375,500	3,056,190
Masmovil Ibercom SA (a)	111,336	15,793,341
Nippon Telegraph & Telephone Corp. sponsored ADR	77,500	3,615,375
Orange SA	299,900	5,073,751
Telecom Italia SpA (a)	3,702,300	3,322,773
Telecom Italia SpA sponsored ADR (a)(b)	25,400	229,870
Telefonica Deutschland Holding AG	161,249	742,152
Telefonica SA sponsored ADR (b)	519,797	5,005,645
Verizon Communications, Inc.	89,601	4,277,552
		68,312,881

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		72,592,860

Electronic Equipment & Components - 1.2%
Electronic Manufacturing Services - 1.2%
Fabrinet	110,700	3,337,605
Equity Real Estate Investment Trusts (REITs) - 6.2%
Specialized REITs - 6.2%
American Tower Corp.	93,892	13,081,972
Crown Castle International Corp.	1	110
SBA Communications Corp. Class A (a)	24,800	3,900,296
		16,982,378
Internet Software & Services - 5.3%
Internet Software & Services - 5.3%
Akamai Technologies, Inc. (a)	28,000	1,888,880
Alphabet, Inc.:
Class A (a)	6,700	7,396,264
Class C (a)	2,952	3,261,163
Gogo, Inc. (a)(b)	236,200	2,144,696
		14,691,003
Media - 4.3%
Cable & Satellite - 4.3%
Altice NV:
Class A (a)(b)	142,293	1,357,348
Class B (a)	12,097	115,093
Liberty Global PLC Class A (a)	237,700	7,401,978
Telenet Group Holding NV (a)	41,979	2,877,722
		11,752,141
Semiconductors & Semiconductor Equipment - 14.2%
Semiconductors - 14.2%
Marvell Technology Group Ltd.	130,900	3,074,841
Qorvo, Inc. (a)	65,225	5,264,310
Qualcomm, Inc.	408,550	26,555,750
Skyworks Solutions, Inc.	30,800	3,364,900
STMicroelectronics NV (NY Shares) unit (b)	33,500	763,800
		39,023,601
Software - 1.6%
Application Software - 1.2%
RingCentral, Inc. (a)	54,400	3,408,160
Systems Software - 0.4%
BlackBerry Ltd. (a)	81,801	992,551

TOTAL SOFTWARE		4,400,711

Technology Hardware, Storage & Peripherals - 17.5%
Technology Hardware, Storage & Peripherals - 17.5%
Apple, Inc.	271,305	48,324,846
Wireless Telecommunication Services - 14.1%
Wireless Telecommunication Services - 14.1%
China Mobile Ltd. sponsored ADR	92,100	4,281,729
Millicom International Cellular SA	25,900	1,714,321
Rogers Communications, Inc. Class B (non-vtg.)	6,900	310,909
SoftBank Corp.	33,800	2,785,014
Spok Holdings, Inc.	1	16
Sprint Corp. (a)	32	166
T-Mobile U.S., Inc. (a)	252,975	15,332,815
Telephone & Data Systems, Inc.	27,614	774,297
U.S. Cellular Corp. (a)	5,800	223,822
Vodafone Group PLC sponsored ADR	473,481	13,404,247
		38,827,336
TOTAL COMMON STOCKS
(Cost $204,755,036)		265,682,078

Nonconvertible Preferred Stocks - 2.6%
Diversified Telecommunication Services - 1.4%
Integrated Telecommunication Services - 1.4%
Telefonica Brasil SA	253,600	3,956,032
Wireless Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
TIM Participacoes SA sponsored ADR	155,300	3,304,784
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,767,243)		7,260,816

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 1.41% (d)	2,383,247	2,383,724
Fidelity Securities Lending Cash Central Fund 1.42% (d)(e)	14,925,974	14,927,467
TOTAL MONEY MARKET FUNDS
(Cost $17,311,210)		17,311,191
TOTAL INVESTMENT IN SECURITIES - 105.3%
(Cost $227,833,489)		290,254,085
NET OTHER ASSETS (LIABILITIES) - (5.3)%		(14,511,692)
NET ASSETS - 100%		$275,742,393

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,056,190 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$36,831
Fidelity Securities Lending Cash Central Fund	98,637
Total	$135,468

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$265,682,078	$225,895,592	$39,786,486	$--
Nonconvertible Preferred Stocks	7,260,816	7,260,816	--	--
Money Market Funds	17,311,191	17,311,191	--	--
Total Investments in Securities:	$290,254,085	$250,467,599	$39,786,486	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$22,379,668
Level 2 to Level 1	$3,150,787

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	61.4%
United Kingdom	10.0%
Spain	8.6%
Brazil	2.6%
France	2.6%
Japan	2.3%
Canada	2.0%
Hong Kong	1.5%
Italy	1.3%
Sweden	1.3%
Cayman Islands	1.2%
Germany	1.2%
Bermuda	1.1%
Belgium	1.1%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $14,344,065) — See accompanying schedule: Unaffiliated issuers (cost $210,522,279)	$272,942,894
Fidelity Central Funds (cost $17,311,210)	17,311,191
Total Investment in Securities (cost $227,833,489)		$290,254,085
Receivable for fund shares sold		482,634
Dividends receivable		379,125
Distributions receivable from Fidelity Central Funds		12,219
Prepaid expenses		1,111
Other receivables		28,017
Total assets		291,157,191
Liabilities
Payable for fund shares redeemed	$263,684
Accrued management fee	122,204
Other affiliated payables	52,812
Other payables and accrued expenses	50,592
Collateral on securities loaned	14,925,506
Total liabilities		15,414,798
Net Assets		$275,742,393
Net Assets consist of:
Paid in capital		$212,146,889
Undistributed net investment income		469,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		705,162
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,420,785
Net Assets, for 26,793,400 shares outstanding		$275,742,393
Net Asset Value, offering price and redemption price per share ($275,742,393 ÷ 26,793,400 shares)		$10.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$6,686,748
Income from Fidelity Central Funds		135,468
Total income		6,822,216
Expenses
Management fee	$1,526,537
Transfer agent fees	554,990
Accounting and security lending fees	110,716
Custodian fees and expenses	30,803
Independent trustees' fees and expenses	5,984
Registration fees	44,845
Audit	50,427
Legal	3,747
Interest	498
Miscellaneous	13,808
Total expenses before reductions	2,342,355
Expense reductions	(42,265)	2,300,090
Net investment income (loss)		4,522,126
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,062,841
Fidelity Central Funds	433
Foreign currency transactions	(42,924)
Total net realized gain (loss)		11,020,350
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	25,973,969
Fidelity Central Funds	(1,077)
Assets and liabilities in foreign currencies	(657)
Total change in net unrealized appreciation (depreciation)		25,972,235
Net gain (loss)		36,992,585
Net increase (decrease) in net assets resulting from operations		$41,514,711

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,522,126	$2,634,675
Net realized gain (loss)	11,020,350	17,033,169
Change in net unrealized appreciation (depreciation)	25,972,235	26,589,316
Net increase (decrease) in net assets resulting from operations	41,514,711	46,257,160
Distributions to shareholders from net investment income	(3,603,116)	(2,089,084)
Distributions to shareholders from net realized gain	(6,240,342)	(11,015,171)
Total distributions	(9,843,458)	(13,104,255)
Share transactions
Proceeds from sales of shares	174,215,147	45,389,529
Reinvestment of distributions	9,361,647	12,510,630
Cost of shares redeemed	(178,872,137)	(59,190,184)
Net increase (decrease) in net assets resulting from share transactions	4,704,657	(1,290,025)
Redemption fees	7,555	4,168
Total increase (decrease) in net assets	36,383,465	31,867,048
Net Assets
Beginning of period	239,358,928	207,491,880
End of period	$275,742,393	$239,358,928
Other Information
Undistributed net investment income end of period	$469,557	$247,360
Shares
Sold	17,791,191	5,182,631
Issued in reinvestment of distributions	947,168	1,569,715
Redeemed	(18,220,551)	(6,898,091)
Net increase (decrease)	517,808	(145,745)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Wireless Portfolio

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.11	$7.85	$9.54	$10.57	$8.60
Income from Investment Operations
Net investment income (loss)B	.16	.10	.11	.17	.56C
Net realized and unrealized gain (loss)	1.39	1.71	(1.11)	.48	1.51
Total from investment operations	1.55	1.81	(1.00)	.65	2.07
Distributions from net investment income	(.14)	(.09)	(.12)	(.62)	(.10)
Distributions from net realized gain	(.24)	(.46)	(.57)	(1.06)	–
Total distributions	(.37)D	(.55)	(.69)	(1.68)	(.10)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$10.29	$9.11	$7.85	$9.54	$10.57
Total ReturnF	17.21%	24.09%	(11.07)%	7.55%	24.11%
Ratios to Average Net AssetsG,H
Expenses before reductions	.83%	.87%	.86%	.86%	.88%
Expenses net of fee waivers, if any	.83%	.87%	.86%	.86%	.88%
Expenses net of all reductions	.82%	.86%	.85%	.85%	.86%
Net investment income (loss)	1.61%	1.23%	1.23%	1.76%	5.91%C
Supplemental Data
Net assets, end of period (000 omitted)	$275,742	$239,359	$207,492	$270,449	$290,057
Portfolio turnover rateI	85%	98%	78%	48%	120%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.235 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,591,440
Gross unrealized depreciation	(9,371,128)
Net unrealized appreciation (depreciation)	$61,220,312
Tax Cost	$229,033,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$469,558
Undistributed long-term capital gain	$1,905,448
Net unrealized appreciation (depreciation) on securities and other investments	$61,220,501

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$3,684,850	$ 2,089,084
Long-term Capital Gains	6,158,608	11,015,171
Total	$9,843,458	$ 13,104,255

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $242,660,683 and $235,547,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,687 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,354,000	1.34%	$498

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $835 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $98,637.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,993 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,272.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael. E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Telecommunications Portfolio
Class A	1.14%
Actual		$1,000.00	$946.90	$5.50
Hypothetical-C		$1,000.00	$1,019.14	$5.71
Class M	1.50%
Actual		$1,000.00	$945.20	$7.23
Hypothetical-C		$1,000.00	$1,017.36	$7.50
Class C	1.86%
Actual		$1,000.00	$943.40	$8.96
Hypothetical-C		$1,000.00	$1,015.57	$9.30
Telecommunications	.82%
Actual		$1,000.00	$948.20	$3.96
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Class I	.82%
Actual		$1,000.00	$948.40	$3.96
Hypothetical-C		$1,000.00	$1,020.73	$4.11
Wireless Portfolio	.81%
Actual		$1,000.00	$1,053.20	$4.12
Hypothetical-C		$1,000.00	$1,020.78	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications Portfolio	04/12/18	04/11/18	$0.213	$0.615
Wireless Portfolio	04/12/18	04/11/18	$0.019	$0.077

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$50,643,126
Wireless Portfolio	$9,236,257

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2017	December 2017
Telecommunications Portfolio	100%	100%
Wireless Portfolio	99%	93%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2017	December 2017
Telecommunications Portfolio	93%	100%
Wireless Portfolio	100%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Telecommunications Portfolio

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2017 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for the 12-month period ended June 30, 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Wireless Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class M of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	40,874,579,146.19	94.146
Withheld	2,541,618,753.48	5.854
TOTAL	43,416,197,899.67	100.000
Dennis J. Dirks
Affirmative	41,093,243,800.03	94.650
Withheld	2,322,954,099.64	5.350
TOTAL	43,416,197,899.67	100.000
Donald F. Donahue
Affirmative	41,121,116,505.64	94.714
Withheld	2,295,081,394.03	5.286
TOTAL	43,416,197,899.67	100.000
Alan J. Lacy
Affirmative	41,091,494,851.72	94.646
Withheld	2,324,703,047.95	5.354
TOTAL	43,416,197,899.67	100.00
Ned C. Lautenbach
Affirmative	40,970,733,721.42	94.368
Withheld	2,445,464,178.25	5.632
TOTAL	43,416,197,899.67	100.000
Joseph Mauriello
Affirmative	41,021,688,840.89	94.485
Withheld	2,394,509,058.78	5.515
TOTAL	43,416,197,899.67	100.000
Charles S. Morrison
Affirmative	41,163,534,997.01	94.812
Withheld	2,252,662,902.66	5.188
TOTAL	43,416,197,899.67	100.000
Cornelia M. Small
Affirmative	41,061,752,034.66	94.578
Withheld	2,354,445,865.01	5.422
TOTAL	43,416,197,899.67	100.000
Garnett A. Smith
Affirmative	41,061,939,407.02	94.578
Withheld	2,354,258,492.65	5.422
TOTAL	43,416,197,899.67	100.000
David M. Thomas
Affirmative	41,102,875,738.06	94.672
Withheld	2,313,322,161.61	5.328
TOTAL	43,416,197,899.67	100.000
Michael E. Wiley
Affirmative	41,112,279,187.11	94.694
Withheld	2,303,918,712.56	5.306
TOTAL	43,416,197,899.67	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Telecommunications Portfolio.

	# of Votes	% of Votes
Affirmative	162,019,030.04	74.073
Against	27,461,064.77	12.555
Abstain	16,983,637.20	7.765
Broker Non-Vote	12,265,953.67	5.607
TOTAL	218,729,685.68	100.000

PROPOSAL 2

To eliminate a fundamental investment policy for Wireless Portfolio.

	# of Votes	% of Votes
Affirmative	121,674,303.19	75.607
Against	21,823,236.50	13.561
Abstain	8,164,414.14	5.073
Broker Non-Vote	9,269,616.97	5.759
TOTAL	160,931,570.80	100.000

PROPOSAL 3

To eliminate a fundamental investment policy for Telecommunications Portfolio.

	# of Votes	% of Votes
Affirmative	165,072,876.21	75.469
Against	22,149,640.69	10.127
Abstain	19,241,215.11	8.797
Broker Non-Vote	12,265,953.67	5.607
TOTAL	218,729,685.68	100.000

PROPOSAL 3

To eliminate a fundamental investment policy for Wireless Portfolio.

	# of Votes	% of Votes
Affirmative	126,851,297.87	78.824
Against	16,906,721.96	10.506
Abstain	7,903,934.00	4.911
Broker Non-Vote	9,269,616.97	5.759
TOTAL	160,931,570.80	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELTS-ANN-0418
1.846050.111

Fidelity® Select Portfolios® Utilities Sector Utilities Portfolio Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	4.99%	9.44%	6.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,724	Utilities Portfolio
$25,307	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Douglas Simmons:  For the 12 months ending February 28, 2018, the fund gained 4.99%, well ahead of the -1.55% return of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but trailing the broadly based S&P 500®. In a rising interest rate environment, utilities historically have tended to underperform the broader market. This scenario played out again this fiscal year, as relatively cheaper utility stocks backed by dividend growth and solid business fundamentals – a number of which were owned by the fund – outperformed. Favorable stock picking was the main driver of performance versus the MSCI index, led by choices in electric utilities. Here, a large overweighting in NextEra Energy, the largest U.S. renewable energy provider, was our biggest individual contributor. The company benefited from solid operational execution and earnings growth. Stock selection and an overweighting in the independent power producers & energy traders segment also contributed, led by our position in NRG Energy. Conversely, stock picking in multi-utilities detracted. Here, our stake in South Carolina regulated electric and natural gas utility SCANA proved detrimental, as the firm encountered numerous obstacles to completing its nuclear projects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 8, 2017, shareholders approved proposals from the Board of Trustees to eliminate each sector/industry fund's fundamental “invests primarily” policy and to modify the fundamental concentration policy for certain funds. The changes took effect on January 1, 2018, and do not impact how the funds are managed.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
NextEra Energy, Inc.	15.6
Exelon Corp.	10.5
Sempra Energy	10.0
NRG Energy, Inc.	7.0
FirstEnergy Corp.	4.8
The AES Corp.	4.8
Comcast Corp. Class A	4.4
Public Service Enterprise Group, Inc.	4.4
Eversource Energy	4.4
Avangrid, Inc.	3.9
69.8

Top Industries (% of fund's net assets)

As of February 28, 2018
Electric Utilities	48.4%
Multi-Utilities	25.2%
Independent Power and Renewable Electricity Producers	15.6%
Media	6.7%
Oil, Gas & Consumable Fuels	2.8%
All Others*	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Electric Utilities - 48.4%
Electric Utilities - 48.4%
Eversource Energy	551,100	$31,412,700
Exelon Corp.	2,025,292	75,016,816
FirstEnergy Corp.	1,074,303	34,732,216
Great Plains Energy, Inc.	893,582	26,047,915
NextEra Energy, Inc.	734,732	111,789,474
PG&E Corp.	507,504	20,853,339
Vistra Energy Corp. (a)	1,417,607	26,863,653
Westar Energy, Inc.	412,368	20,094,693
		346,810,806
Equity Real Estate Investment Trusts (REITs) - 0.2%
Specialized REITs - 0.2%
InfraReit, Inc.	81,218	1,513,904
Gas Utilities - 0.4%
Gas Utilities - 0.4%
South Jersey Industries, Inc.	97,200	2,547,612
Independent Power and Renewable Electricity Producers - 15.6%
Independent Power Producers & Energy Traders - 12.5%
NRG Energy, Inc.	1,933,602	50,002,948
NRG Yield, Inc. Class C	353,000	5,524,450
The AES Corp.	3,156,204	34,307,937
		89,835,335
Renewable Electricity - 3.1%
NextEra Energy Partners LP	567,053	22,251,160

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		112,086,495

Media - 6.7%
Cable & Satellite - 4.4%
Comcast Corp. Class A	883,406	31,988,131
Movies & Entertainment - 2.3%
Time Warner, Inc.	176,600	16,416,736

TOTAL MEDIA		48,404,867

Multi-Utilities - 25.2%
Multi-Utilities - 25.2%
Avangrid, Inc.	575,261	27,911,664
CenterPoint Energy, Inc.	869,726	23,526,088
Dominion Resources, Inc.	324,668	24,048,159
Public Service Enterprise Group, Inc.	651,870	31,570,064
SCANA Corp.	36,194	1,435,816
Sempra Energy	660,227	71,951,538
		180,443,329
Oil, Gas & Consumable Fuels - 2.8%
Oil & Gas Storage & Transport - 2.8%
Cheniere Energy Partners LP Holdings LLC	324,342	8,721,556
Cheniere Energy, Inc. (a)	212,889	11,180,930
		19,902,486
TOTAL COMMON STOCKS
(Cost $594,893,127)		711,709,499

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 1.41% (b)
(Cost $3,683,834)	3,683,097	3,683,834
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $598,576,961)		715,393,333
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,585,881
NET ASSETS - 100%		$716,979,214

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$188,824
Fidelity Securities Lending Cash Central Fund	10,552
Total	$199,376

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $594,893,127)	$711,709,499
Fidelity Central Funds (cost $3,683,834)	3,683,834
Total Investment in Securities (cost $598,576,961)		$715,393,333
Receivable for investments sold		13,455,842
Receivable for fund shares sold		410,892
Dividends receivable		2,586,792
Distributions receivable from Fidelity Central Funds		6,863
Prepaid expenses		2,360
Other receivables		36,443
Total assets		731,892,525
Liabilities
Payable for investments purchased	$13,703,615
Payable for fund shares redeemed	698,433
Accrued management fee	325,333
Other affiliated payables	132,270
Other payables and accrued expenses	53,660
Total liabilities		14,913,311
Net Assets		$716,979,214
Net Assets consist of:
Paid in capital		$602,587,101
Undistributed net investment income		1,233,166
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,657,425)
Net unrealized appreciation (depreciation) on investments		116,816,372
Net Assets, for 9,341,146 shares outstanding		$716,979,214
Net Asset Value, offering price and redemption price per share ($716,979,214 ÷ 9,341,146 shares)		$76.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$20,198,236
Income from Fidelity Central Funds		199,376
Total income		20,397,612
Expenses
Management fee	$3,989,674
Transfer agent fees	1,354,246
Accounting and security lending fees	260,050
Custodian fees and expenses	5,830
Independent trustees' fees and expenses	15,867
Registration fees	46,927
Audit	45,210
Legal	10,518
Miscellaneous	33,532
Total expenses before reductions	5,761,854
Expense reductions	(78,944)	5,682,910
Net investment income (loss)		14,714,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,445,123
Fidelity Central Funds	139
Foreign currency transactions	7,900
Total net realized gain (loss)		36,453,162
Change in net unrealized appreciation (depreciation) on investment securities		(21,215,157)
Net gain (loss)		15,238,005
Net increase (decrease) in net assets resulting from operations		$29,952,707

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,714,702	$18,373,129
Net realized gain (loss)	36,453,162	31,127,434
Change in net unrealized appreciation (depreciation)	(21,215,157)	75,669,341
Net increase (decrease) in net assets resulting from operations	29,952,707	125,169,904
Distributions to shareholders from net investment income	(12,115,593)	(17,560,259)
Distributions to shareholders from net realized gain	(29,852,182)	(256,435)
Total distributions	(41,967,775)	(17,816,694)
Share transactions
Proceeds from sales of shares	273,622,475	384,948,279
Reinvestment of distributions	39,960,296	17,007,314
Cost of shares redeemed	(280,726,603)	(621,442,544)
Net increase (decrease) in net assets resulting from share transactions	32,856,168	(219,486,951)
Redemption fees	79	36,967
Total increase (decrease) in net assets	20,841,179	(112,096,774)
Net Assets
Beginning of period	696,138,035	808,234,809
End of period	$716,979,214	$696,138,035
Other Information
Undistributed net investment income end of period	$1,233,166	$–
Distributions in excess of net investment income end of period	$–	$(684)
Shares
Sold	3,316,107	5,289,786
Issued in reinvestment of distributions	481,973	247,779
Redeemed	(3,492,131)	(8,587,083)
Net increase (decrease)	305,949	(3,049,518)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Utilities Portfolio

Years ended February 28,	2018	2017	2016A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$77.05	$66.88	$72.85	$70.64	$61.04
Income from Investment Operations
Net investment income (loss)B	1.62	1.52	1.39	1.41	1.49
Net realized and unrealized gain (loss)	2.56	10.44	(4.49)	6.40	9.80
Total from investment operations	4.18	11.96	(3.10)	7.81	11.29
Distributions from net investment income	(1.29)	(1.77)	(1.60)	(1.20)	(1.07)
Distributions from net realized gain	(3.19)	(.02)	(1.27)	(4.42)	(.62)
Total distributions	(4.48)	(1.79)	(2.87)	(5.61)C	(1.69)
Redemption fees added to paid in capitalB	–D	–D	–D	.01	–D
Net asset value, end of period	$76.75	$77.05	$66.88	$72.85	$70.64
Total ReturnE	4.99%	18.21%	(4.19)%	11.22%	18.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.80%	.80%	.82%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.80%	.82%
Expenses net of all reductions	.77%	.78%	.78%	.80%	.80%
Net investment income (loss)	2.00%	2.09%	2.05%	1.89%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$716,979	$696,138	$808,235	$988,426	$695,932
Portfolio turnover rateH	66%	70%I	74%	129%I	160%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Fund.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$123,712,915
Gross unrealized depreciation	(12,825,128)
Net unrealized appreciation (depreciation)	$110,887,787
Tax Cost	$604,505,546

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,233,165
Undistributed long-term capital gain	$2,271,160
Net unrealized appreciation (depreciation) on securities and other investments	$110,887,787

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$12,115,593	$ 17,816,694
Long-term Capital Gains	29,852,182	–
Total	$41,967,775	$ 17,816,694

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $487,442,477 and $474,440,461, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,835 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 950,668 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $68,267,475. The Fund had a net realized gain of $14,595,449 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,552.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $71,921 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,023.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Mr. Michael E. Wiley each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.78%	$1,000.00	$948.30	$3.77
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Utilities Portfolio voted to pay on April 9, 2018, to shareholders of record at the opening of business on April 6, 2018, a distribution of $0.243 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.131 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $34,652,334, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also ratified an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, which was effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates to the extent that assets under management that are included in group fee calculations increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of the Investment Advisers as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of SelectCo about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELUTL-ANN-0418
1.813626.113

Item 2.

Code of Ethics

As of the end of the period, February 28, 2018, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio,  Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio,  IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals  Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$33,000	$3,000	$2,600	$1,300
Automotive Portfolio	$33,000	$3,000	$2,600	$1,200
Banking Portfolio	$32,000	$3,000	$2,800	$1,200
Biotechnology Portfolio	$63,000	$4,300	$48,200	$1,800
Brokerage and Investment Management Portfolio	$33,000	$3,000	$2,800	$1,300
Chemicals Portfolio	$33,000	$3,000	$2,800	$1,200
Communications Equipment Portfolio	$33,000	$3,000	$2,600	$1,200
Computers Portfolio	$34,000	$3,000	$2,600	$1,300
Construction and Housing Portfolio	$33,000	$2,900	$2,600	$1,200
Consumer Discretionary Portfolio	$35,000	$3,000	$5,100	$1,200
Consumer Finance Portfolio	$34,000	$3,000	$3,700	$1,300
Consumer Staples Portfolio	$39,000	$3,400	$5,100	$1,400
Defense and Aerospace Portfolio	$33,000	$3,000	$2,600	$1,300
Energy Portfolio	$36,000	$3,100	$6,400	$1,300
Energy Service Portfolio	$33,000	$3,000	$2,800	$1,300
Environment and Alternative Energy Portfolio	$32,000	$3,000	$2,600	$1,200
Financial Services Portfolio	$36,000	$3,000	$5,300	$1,300
Gold Portfolio	$54,000	$5,100	$6,900	$2,100
Health Care Portfolio	$39,000	$3,300	$5,100	$1,400
Health Care Services Portfolio	$33,000	$3,000	$2,600	$1,200
Industrials Portfolio	$35,000	$3,000	$5,100	$1,200
Insurance Portfolio	$33,000	$3,000	$2,800	$1,300
IT Services Portfolio	$33,000	$3,000	$2,600	$1,300
Leisure Portfolio	$33,000	$3,000	$2,800	$1,300
Materials Portfolio	$40,000	$3,400	$5,800	$1,400
Medical Technology and Devices Portfolio	$32,000	$3,000	$2,600	$1,200
Multimedia Portfolio	$32,000	$3,000	$3,300	$1,200
Natural Gas Portfolio	$32,000	$3,000	$2,800	$1,200
Natural Resources Portfolio	$32,000	$2,900	$4,600	$1,200
Pharmaceuticals Portfolio	$32,000	$3,000	$2,600	$1,200
Retailing Portfolio	$33,000	$3,000	$2,600	$1,300
Semiconductors Portfolio	$34,000	$3,000	$2,600	$1,300
Software and IT Services Portfolio	$32,000	$2,900	$2,600	$1,200
Technology Portfolio	$36,000	$3,300	$2,600	$1,400
Telecommunications Portfolio	$40,000	$3,300	$5,100	$1,400
Transportation Portfolio	$32,000	$3,000	$2,600	$1,200
Utilities Portfolio	$35,000	$3,000	$5,100	$1,200
Wireless Portfolio	$32,000	$2,900	$3,300	$1,200

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$33,000	$3,400	$2,800	$1,300
Automotive Portfolio	$33,000	$3,400	$2,800	$1,300
Banking Portfolio	$33,000	$3,400	$3,000	$1,300
Biotechnology Portfolio	$47,000	$4,800	$33,300	$1,800
Brokerage and Investment Management Portfolio	$33,000	$3,400	$5,000	$1,300
Chemicals Portfolio	$32,000	$3,400	$3,800	$1,200
Communications Equipment Portfolio	$33,000	$3,400	$2,800	$1,300
Computers Portfolio	$33,000	$3,500	$2,800	$1,300
Construction and Housing Portfolio	$32,000	$3,400	$2,800	$1,200
Consumer Discretionary Portfolio	$32,000	$3,400	$2,800	$1,200
Consumer Finance Portfolio	$34,000	$3,400	$3,900	$1,300
Consumer Staples Portfolio	$37,000	$3,900	$2,800	$1,400
Defense and Aerospace Portfolio	$33,000	$3,400	$2,800	$1,300
Energy Portfolio	$33,000	$3,500	$5,800	$1,300
Energy Service Portfolio	$33,000	$3,500	$9,700	$1,300
Environment and Alternative Energy Portfolio	$32,000	$3,400	$2,800	$1,200
Financial Services Portfolio	$33,000	$3,500	$3,200	$1,300
Gold Portfolio	$54,000	$5,900	$7,600	$2,200
Health Care Portfolio	$36,000	$3,800	$3,000	$1,400
Health Care Services Portfolio	$33,000	$3,400	$2,800	$1,300
Industrials Portfolio	$43,000	$3,400	$2,800	$1,200
Insurance Portfolio	$33,000	$3,400	$3,200	$1,300
IT Services Portfolio	$33,000	$3,400	$2,800	$1,300
Leisure Portfolio	$33,000	$3,400	$3,200	$1,300
Materials Portfolio	$38,000	$3,900	$3,500	$1,400
Medical Technology and Devices Portfolio	$33,000	$3,400	$2,800	$1,300
Multimedia Portfolio	$33,000	$3,400	$3,500	$1,300
Natural Gas Portfolio	$32,000	$3,400	$3,200	$1,200
Natural Resources Portfolio	$32,000	$3,300	$6,800	$1,200
Pharmaceuticals Portfolio	$32,000	$3,400	$2,800	$1,200
Retailing Portfolio	$33,000	$3,400	$2,800	$1,300
Semiconductors Portfolio	$33,000	$3,400	$2,800	$1,300
Software and IT Services Portfolio	$32,000	$3,400	$2,800	$1,200
Technology Portfolio	$37,000	$3,800	$2,800	$1,400
Telecommunications Portfolio	$37,000	$3,800	$2,800	$1,400
Transportation Portfolio	$33,000	$3,400	$2,800	$1,300
Utilities Portfolio	$33,000	$3,400	$5,000	$1,300
Wireless Portfolio	$32,000	$3,300	$2,800	$1,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2018A	February 28, 2017A,B
Audit-Related Fees	$8,360,000	$6,065,000
Tax Fees	$180,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2018A	February 28, 2017A,B
PwC	$11,240,000	$7,865,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2018